Exhibit 4.9

EXECUTION VERSION

Dated 29 July 2022

FAROE SHIPCO LLC

FISHER SHIPCO LLC

FAIR ISLE SHIPCO LLC

HUMBER SHIPCO LLC

FORTH SHIPCO LLC

TRAFALGAR SHIPCO LLC

WIGHT SHIPCO LLC

SALTEE SHIPCO LLC

BLASKET SHIPCO LLC

as joint and several Original Borrowers

and as Original Hedge Guarantors

and

KILMORE SHIPCO LLC

KILLARY SHIPCO LLC

BALLYCOTTON SHIPCO LLC

as joint and several Additional Borrowers

and Additional Hedge Guarantors

and

ARDMORE SHIPPING LLC

as Corporate Guarantor

and

ARDMORE SHIPPING CORPORATION

as Parent Guarantor

and

NORDEA BANK ABP, FILIAL I NORGE

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)

as Mandated Lead Arrangers and as Bookrunners

and

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)

as Documentation Agent and as Sustainability Coordinator

and

NORDEA BANK ABP, FILIAL I NORGE

as Facility Agent and as Security Agent

AMENDMENT AND RESTATEMENT AGREEMENT

relating to a facility agreement dated 30 June 2022

in respect of the financing or refinancing of m.t.s

“ARDMORE SEAFOX”, “ARDMORE CHINOOK”, “ARDMORE SEALION”, “ARDMORE CHIPPEWA”,

“ARDMORE SEAVANTAGE”, “ARDMORE ENDEAVOUR”, “ARDMORE DAUNTLESS”, “ARDMORE

ENTERPRISE” and “ARDMORE ENDURANCE”

Index
Clause		Page

1	Definitions and Interpretation	2
2	Conditions Precedent	3
3	Representations	4
4	Amendment and Restatement of Facility Agreement and other Finance Documents	4
5	Further Assurance	5
6	Fees	5
7	Costs and Expenses	5
8	Notices	5
9	Counterparts	6
10	Governing Law	6
11	Enforcement	6

Schedules

Schedule 1 The Parties		7
	The Lenders and Hedge Counterparties	7
Schedule 2 Conditions Precedent		9

Execution

Execution Pages		10

Appendices

Appendix Form of Amended and Restated Facility Agreement (marked to indicate amendments)

EXECUTION VERSION

THIS AGREEMENT is made on 29 July 2022

PARTIES

(1)

FAROE SHIPCO LLC (“Borrower A”), FISHER SHIPCO LLC (“Borrower B”), FAIR ISLE SHIPCO LLC (“Borrower C”), HUMBER SHIPCO LLC (“Borrower D”), FORTH SHIPCO LLC (“Borrower E”), TRAFALGAR SHIPCO LLC (“Borrower F”), WIGHT SHIPCO LLC (“Borrower G”), SALTEE SHIPCO LLC (“Borrower H”), and BLASKET SHIPCO LLC (“Borrower I”) each a limited liability company formed in the Republic of the Marshall Islands whose registered address is at The Trust Company of the Marshall Islands, Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH 96960, (the “Original Borrowers” and each an “Original Borrower”)

(2)

KILMORE SHIPCO LLC, KILLARY SHIPCO LLC and BALLYCOTTON SHIPCO LLC, each a limited liability company formed in the Republic of the Marshall Islands whose registered address is at The Trust Company of the Marshall Islands, Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH 96960 as joint and several additional borrowers (together the “Additional Borrowers” and each an “Additional Borrower” and together with the Original Borrowers the “Borrowers”)

(3)

FAROE SHIPCO LLC, FISHER SHIPCO LLC, FAIR ISLE SHIPCO LLC, HUMBER SHIPCO LLC, FORTH SHIPCO LLC, TRAFALGAR SHIPCO LLC, WIGHT SHIPCO LLC, SALTEE SHIPCO LLC, and BLASKET SHIPCO LLC each a limited liability company formed in the Republic of the Marshall Islands whose registered address is at The Trust Company of the Marshall Islands, Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH 96960, (the “Original Hedge Guarantors” and each an “Original Hedge Guarantor”)

(4)

KILMORE SHIPCO LLC, KILLARY SHIPCO LLC and BALLYCOTTON SHIPCO LLC, each a limited liability company formed in the Republic of the Marshall Islands whose registered address is at The Trust Company of the Marshall Islands, Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH 96960 as additional hedge guarantors (together the “Additional Hedge Guarantors” and each an “Additional Hedge Guarantor” and together with the Original Hedge Guarantors the “Hedge Guarantors”)

(5)

ARDMORE SHIPPING LLC, a limited liability company formed in the Republic of the Marshall Islands whose registered address is at The Trust Company of the Marshall Islands, Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH 96960, (the “Corporate Guarantor”)

(6)

ARDMORE SHIPPING CORPORATION, a corporation incorporated in the Republic of the Marshall Islands whose registered address is at The Trust Company of the Marshall Islands, Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH 96960, (the “Parent Guarantor”)

(7)	THE FINANCIAL INSTITUTIONS listed in 0 of Schedule 1 (The Parties) as lenders (the “Lenders”)
(8)	THE FINANCIAL INSTITUTIONS listed in 0 of Schedule 1 (The Parties) as hedge counterparties (the “Hedge Counterparties”)
(9)	NORDEA BANK ABP, FILIAL I NORGE and SKANDINAVISKA ENSKILDA BANKEN AB (PUBL), (the “Mandated Lead Arrangers”)

(10)	NORDEA BANK ABP, FILIAL I NORGE and SKANDINAVISKA ENSKILDA BANKEN AB (PUBL), (the “Bookrunners”)
(11)	SKANDINAVISKA ENSKILDA BANKEN AB (PUBL), as documentation agent (the “Documentation Agent”)
(12)	SKANDINAVISKA ENSKILDA BANKEN AB (PUBL), as sustainability coordinator (the “Sustainability Coordinator”)
(13)	NORDEA BANK ABP, FILIAL I NORGE, acting in such capacity through its office at Essendropsgate 7, 0368 Oslo, Norway as agent for the other Finance Parties, (the “Facility Agent”)
(14)	NORDEA BANK ABP, FILIAL I NORGE, acting in such capacity through its office at Essendropsgate 7, 0368 Oslo, Norway as security agent for the Secured Parties, (the “Security Agent”)

BACKGROUND

(A)	By the Facility Agreement, the Lenders agreed to make available to the Original Borrowers a facility of up to $245,500,000 (originally) comprising:
(i)

a revolving credit facility in a principal amount not exceeding the lower of (i) $145,500,000 or (ii) 60 per cent. of the aggregate Fair Market Value of the Initial Ships as determined on the Utilisation Date for the purposes of financing or refinancing the Initial Ships and for general corporate and working capital purposes; and

(ii)

an accordion facility in a principal amount not exceeding the lower of (i) $100,000,000 or (ii) 60 per cent. of the aggregate Fair Market Value of the Accordion Ships as determined on the Utilisation Date for the purposes of financing or refinancing the Accordion Ships and for general corporate and working capital purposes.

(B)	The Parties have agreed to amend and restate the Facility Agreement as set out in this Agreement.

OPERATIVE PROVISIONS

1DEFINITIONS AND INTERPRETATION

1.1Definitions

In this Agreement:

“Amended and Restated Facility Agreement” means the Facility Agreement as amended and restated by this Agreement in the form set out in the Appendix.

“Facility Agreement” means the facility agreement dated 30 June 2022 and made between, amongst others, (i) the Original Borrowers as owners and hedge guarantors, (ii) the Corporate Guarantor, (iii) the Parent Guarantor, (iv) the Lenders, (v) the Hedge Counterparties, (vi) the Mandated Lead Arrangers and Bookrunners, (vii) the Documentation Agent and Sustainability Coordinator and (viii) the Facility Agent and (ix) the Security Agent.

“Party” means a party to this Agreement.

2

“Restatement Date” means the date on which the Facility Agent notifies the Borrowers and the other Finance Parties as to the satisfaction of the conditions precedent as provided in paragraph 2.2 of Clause 2 (Conditions Precedent).

1.2Defined expressions

Defined expressions in the Facility Agreement shall have the same meanings when used in this Agreement unless the context otherwise requires or unless otherwise defined in this Agreement.

1.3Application of construction and interpretation provisions of Facility Agreement

Clause 1.2 (construction) of the Facility Agreement applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

1.4Agreed forms of new, and supplements to, Finance Documents

References in Clause 1.1 (Definitions) to any document being in “agreed form” are to that document:

(a)	in a form attached to a certificate dated the same date as this Agreement (and signed by the Borrowers and the Facility Agent); or
(b)

in any other form agreed in writing between the Borrowers and the Facility Agent acting with the authorisation of the Majority Lenders or, where clause 46.2 (all lender matters) of the Facility Agreement applies, all the Lenders.

1.5Designation as a Finance Document

The Borrowers and the Facility Agent designate this Agreement as a Finance Document.

1.6Third party rights

(a)	Unless provided to the contrary in a Finance Document, a person who is not a Party has no right under the Third Parties Act to enforce or to enjoy the benefit of any term of this Agreement.
(b)

Subject to clause 46.3 (other exceptions) of the Facility Agreement but otherwise notwithstanding any term of any Finance Document, the consent of any person who is not a Party is not required to rescind or vary this Agreement at any time.

2CONDITIONS PRECEDENT

2.1

The Restatement Date cannot occur unless the Facility Agent has received (or on the instructions of all the Lenders, waived receipt of) all of the documents and other evidence listed in Schedule 2 (Conditions Precedent) in form and substance satisfactory to the Facility Agent on or before 4 August 2022 or such later date as the Facility Agent may agree with the Borrowers.

2.2	The Facility Agent shall notify the Borrowers and the other Finance Parties promptly upon being satisfied as to the satisfaction of the conditions precedent referred to in Clause 2.1 above.

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2.3

Other than to the extent that the Majority Lenders notify the Facility Agent in writing to the contrary before the Facility Agent gives the notification described in Clause 2.2 above, the Finance Parties authorise (but do not require) the Facility Agent to give that notification. The Facility Agent shall not be liable for any damages, costs or losses whatsoever as a result of giving any such notification.

3REPRESENTATIONS

3.1Facility Agreement representations

Each Obligor that is a party to the Facility Agreement makes the representations and warranties set out in clause 23 (representations) of the Facility Agreement, as amended and restated by this Agreement and updated with appropriate modifications to refer to this Agreement, by reference to the circumstances then existing on the date of this Agreement and on the Restatement Date.

3.2Finance Document representations

Each Obligor makes the representations and warranties set out in the Finance Documents (other than the Facility Agreement) to which it is a party, as amended and restated by this Agreement and updated with appropriate modifications to refer to this Agreement, by reference to the circumstances then existing on the date of this Agreement and on the Restatement Date.

3.3Additional Borrower representations

Each Additional Borrower and each Additional Hedge Guarantor makes the representations and warranties set out in the Amended and Restated Facility Agreement by means of accession to the Amended and Restated Facility Agreement pursuant to this Agreement on the Restatement Date, by reference to the circumstances then existing on the Restatment Date.

4AMENDMENT AND RESTATEMENT OF FACILITY AGREEMENT

4.1Accession to the Facility Agreement

With effect on and from the Restatement Date, and by its execution of this Agreement, each Additional Borrower agrees to become a “Borrower” and each Additional Hedge Guarantor agrees to become a “Hedge Guarantor” under and as defined in the Amended and Restated Facility Agreement.

4.2Specific amendments to the Facility Agreement

With effect on and from the Restatement Date, the Facility Agreement shall be amended and restated in the form of the Amended and Restated Facility Agreement and, as so amended and restated, the Facility Agreement shall continue to be binding on each of the parties to it (including the Additional Borrowers by means of their accession to it pursuant to this Agreement) in accordance with its terms as so amended and restated.

4.3Obligor Confirmation

On the Restatement Date, each Obligor:

(a)confirms its acceptance of the Amended and Restated Facility Agreement;

4

(b)	agrees that it is bound as an Obligor (as defined in the Amended and Restated Facility Agreement);
(c)

confirms that the definition of, and references throughout each of the Finance Documents to, the Facility Agreement and any of the other Finance Documents shall be construed as if the same referred to the Facility Agreement and those Finance Documents as amended and restated by this Agreement;

(d)	(if it is a Parent Guarantor, Corporate Guarantor or a Hedge Guarantor) confirms that its guarantee and indemnity:
(i)	continues to have full force and effect on the terms of the Amended and Restated Facility Agreement; and
(ii)	extends to the obligations of the relevant Obligors under the Finance Documents as amended and restated by this Agreement.
4.4	Finance Documents to remain in full force and effect

The Finance Documents shall remain in full force and effect and, from the Restatement Date:

(a)	in the case of the Facility Agreement as amended and restated pursuant to Clause 4.1 (Specific amendments to the Facility Agreement);
(b)	the Facility Agreement and the applicable provisions of this Agreement will be read and construed as one document; and
(c)

except to the extent expressly waived by the amendments effected by this Agreement, no waiver is given by this Agreement and the Lenders expressly reserve all their rights and remedies in respect of any breach of or other Default under the Finance Documents.

5	FURTHER ASSURANCE

Clause 26.21 (further assurance) of the Facility Agreement, as amended and restated by this Agreement, applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

6	FEES

The Borrowers shall pay to the Facility Agent (for the account of each Lender) on or before the Restatement Date an upfront fee in the amount and at the times specified in the Fee Letter.

7	COSTS AND EXPENSES

Clause 18.2 (amendment costs) of the Facility Agreement, as amended and restated by this Agreement, applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

8	NOTICES

Clause 41 (notices) of the Facility Agreement, as amended and restated by this Agreement, applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

5

9COUNTERPARTS

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

10GOVERNING LAW

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

11ENFORCEMENT

11.1Jurisdiction

(a)

The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a “Dispute”).

(b)	The Obligors accept that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Obligor will argue to the contrary.
(c)

To the extent allowed by law, this Clause 11.1 (Jurisdiction) is for the benefit of the Secured Parties only. As a result, no Secured Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Secured Parties may take concurrent proceedings in any number of jurisdictions.

11.2Service of process

(a)Without prejudice to any other mode of service allowed under any relevant law, each Obligor (other than an Obligor incorporated in England and Wales):

(i)

irrevocably appoints WFW Legal Services Limited at its registered office presently at 15 Appold Street, London, EC2A 2HB as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document; and

(ii)	agrees that failure by a process agent to notify the relevant Obligor of the process will not invalidate the proceedings concerned.

(b)If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Borrowers (on behalf of all the Obligors) must immediately (and in any event within three days of such event taking place) appoint another agent on terms acceptable to the Facility Agent. Failing this, the Facility Agent may appoint another agent for this purpose.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

6

SCHEDULE 1

THE PARTIES

THE LENDERS AND HEDGE COUNTERPARTIES

THE LENDERS

Lender	Lending Office

Nordea Bank Abp, filial i Norge	Essendropsgate 7
0368 Oslo
Norway
For loan administration matters:
Nordea Bank Abp, filial i Norge
P.O. Box 1166 Sentrum
N-0107 Oslo, Norway
Attn: SLS Norway
E-mail: sls.norway@nordea.com
Phone: +47 240 13 444

Skandinaviska Enskilda Banken AB (publ)	For credit matters

SEB
One Carter Lane
London EC4V 5AN
United Kingdom
Attention: Malcolm Stonehouse
Telephone no: +44 20 7246 4310
E-mail: malcolm.stonehouse@seb.co.uk

With a copy to:

Attention: Ina Kuliese
SEB
One Carter Lane
London EC4V 5AN
United Kingdom
Telephone no: +44 20 7246 4069
E-mail: ina.kuliese@seb.co.uk

For operational matters

SEB Structured Credit Operations
Stärntarget Error! Reference source
not found.,
106 40 Stockholm
Sweden

Telephone no: +46 8 763 8640
Facsimile no: +46 8 611 0384
E-mail: sco@seb.se

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THE HEDGE COUNTERPARTIES

Name	Address for communication

Nordea Bank Abp	corp. re. no. 516406-0120
c/o Nordea Danmark, filial af Nordea Bank Abp,
Sverige
7288 Derivatives Services
Postbox 805
DK-0900 Copenhagen K, Denmark

Skandinaviska Enskilda Banken AB (publ)	Skandinaviska Enskilda Banken, Oslo Branch
P.O Box 1843
Vika
NO-0123 OSLO

Telephone: +47 22 82 70 00
Facsimile No: +47 22 82 70 70

8

SCHEDULE 2

CONDITIONS PRECEDENT

1Obligors

Documents of the kind specified in schedule 2 part A paragraph 1 of the Facility Agreement.

2Legal opinions

2.1

A legal opinion of Watson Farley & Williams LLP, legal advisers to the Facility Agent and the Security Agent in England, substantially in the form distributed to the Lenders before signing this Agreement.

2.2

If an Obligor is incorporated in a jurisdiction other than England and Wales, a legal opinion of the legal advisers to the Facility Agent and the Security Agent in the relevant jurisdiction, substantially in the form distributed to the Original Lenders before signing this Agreement.

3Other documents and evidence

3.1	A certificate signed by two directors of each Borrower confirming that as at the proposed Restatement Date:
(a)	no Default has occurred and is continuing or is reasonably likely to result from the occurrence of the Restatement Date; or
(b)	no event described in clause 8.2 (change of control) of the Facility Agreement has occurred;
3.2	Evidence that any process agent referred to in Clause 11.2 (Service of process), if not a Party, has accepted its appointment.
3.3

A copy of any other Authorisation or other document, opinion or assurance which the Facility Agent considers to be necessary or desirable (if it has notified the Borrowers accordingly) in connection with the entry into and performance of the transactions contemplated by this Agreement, or for the validity and enforceability of any Finance Document as amended, restated by this Agreement.

3.4

Evidence that the fees, costs and expenses then due from the Borrowers pursuant to Clause 6 (Fees) and clause 18.2 (amendment costs) of the Facility Agreement have been paid or will be paid by the Restatement Date.

9

EXECUTION PAGES

BORROWERS

SIGNED by	)	/s/ Louis Brunet
duly authorised	)	Louis Brunet
for and on behalf of	)	Attorney in fact
FAROE SHIPCO LLC	)
in the presence of:	)

Witness’ signature:	)	/s/ Jan Schneidereit
Witness’ name:	)	WATSON FARLEY & WILLIAMS LL
Witness’ address:	)	15 Appold Street
London EC2A 2HB
United Kingdom

SIGNED by	)	/s/ Louis Brunet
duly authorised	)	Louis Brunet
for and on behalf of	)	Attorney in fact
FISHER SHIPCO LLC	)
in the presence of:	)

Witness’ signature:	)	/s/ Jan Schneidereit
Witness’ name:	)	WATSON FARLEY & WILLIAMS LL
Witness’ address:	)	15 Appold Street
London EC2A 2HB
United Kingdom

SIGNED by	)	/s/ Louis Brunet
duly authorised	)	Louis Brunet
for and on behalf of	)	Attorney in fact
FAIR ISLE SHIPCO LLC	)
in the presence of:	)

Witness’ signature:	)	/s/ Jan Schneidereit
Witness’ name:	)	WATSON FARLEY & WILLIAMS LL
Witness’ address:	)	15 Appold Street
London EC2A 2HB
United Kingdom

10

SIGNED by	)	/s/ Louis Brunet
duly authorised	)	Louis Brunet
for and on behalf of	)	Attorney in fact
HUMBER SHIPCO LLC	)
in the presence of:	)

Witness’ signature:	)	/s/ Jan Schneidereit
Witness’ name:	)	WATSON FARLEY & WILLIAMS LL
Witness’ address:	)	15 Appold Street
London EC2A 2HB
United Kingdom

SIGNED by	)	/s/ Louis Brunet
duly authorised	)	Louis Brunet
for and on behalf of	)	Attorney in fact
FORTH SHIPCO LLC	)
in the presence of:	)
/s/ Jan Schneidereit
Witness’ signature:	)	WATSON FARLEY & WILLIAMS LL
Witness’ name:	)	15 Appold Street
Witness’ address:	)	London EC2A 2HB
United Kingdom

SIGNED by	)	/s/ Louis Brunet
duly authorised	)	Louis Brunet
for and on behalf of	)	Attorney in fact
TRAFALGAR SHIPCO LLC	)
in the presence of:	)

Witness’ signature:	)	/s/ Jan Schneidereit
Witness’ name:	)	WATSON FARLEY & WILLIAMS LL
Witness’ address:	)	15 Appold Street
London EC2A 2HB
United Kingdom

SIGNED by	)	/s/ Louis Brunet
duly authorised	)	Louis Brunet
for and on behalf of	)	Attorney in fact
WIGHT SHIPCO LLC	)
in the presence of:	)

Witness’ signature:	)	/s/ Jan Schneidereit
Witness’ name:	)	WATSON FARLEY & WILLIAMS LL
Witness’ address:	)	15 Appold Street
London EC2A 2HB
United Kingdom

11

SIGNED by	)	/s/ Louis Brunet
duly authorised	)	Louis Brunet
for and on behalf of	)	Attorney in fact
SALTEE SHIPCO LLC	)
in the presence of:	)

Witness’ signature:	)	/s/ Jan Schneidereit
Witness’ name:	)	WATSON FARLEY & WILLIAMS LL
Witness’ address:	)	15 Appold Street
London EC2A 2HB
United Kingdom

SIGNED by	)	/s/ Louis Brunet
duly authorised	)	Louis Brunet
for and on behalf of	)	Attorney in fact
BLASKET SHIPCO LLC	)
in the presence of:	)

Witness’ signature:	)	/s/ Jan Schneidereit
Witness’ name:	)	WATSON FARLEY & WILLIAMS LL
Witness’ address:	)	15 Appold Street
London EC2A 2HB
United Kingdom

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ADDITIONAL BRROWERS

SIGNED by	)	/s/ Louis Brunet
duly authorised	)	Louis Brunet
for and on behalf of	)	Attorney in fact
KILMORE SHIPCO LLC	)
in the presence of:
	)	/s/ Jan Schneidereit
Witness’ signature:	)	WATSON FARLEY & WILLIAMS LL
Witness’ name:	)	15 Appold Street
Witness’ address:	)	London EC2A 2HB
United Kingdom

SIGNED by	)	/s/ Louis Brunet
duly authorised	)	Louis Brunet
for and on behalf of	)	Attorney in fact
KILLARY SHIPCO LLC	)
in the presence of:	)

Witness’ signature:	)	/s/ Jan Schneidereit
Witness’ name:	)	WATSON FARLEY & WILLIAMS LL
Witness’ address:	)	15 Appold Street
London EC2A 2HB
United Kingdom

SIGNED by	)	/s/ Louis Brunet
duly authorised	)	Louis Brunet
for and on behalf of	)	Attorney in fact
BALLYCOTTON SHIPCO LLC	)
in the presence of:	)

Witness’ signature:	)	/s/ Jan Schneidereit
Witness’ name:	)	WATSON FARLEY & WILLIAMS LL
Witness’ address:	)	15 Appold Street
London EC2A 2HB
United Kingdom

PARENT GUARANTOR

SIGNED by	)	/s/ Louis Brunet
duly authorised	)	Louis Brunet
for and on behalf of	)	Attorney in fact
ARDMORE SHIPPING CORPORATION	)
in the presence of:	)

Witness’ signature:	)	/s/ Jan Schneidereit
Witness’ name:	)	WATSON FARLEY & WILLIAMS LL
Witness’ address:	)	15 Appold Street
London EC2A 2HB
United Kingdom

CORPORATE GUARANTOR

13

SIGNED by	)	/s/ Louis Brunet
duly authorised	)	Louis Brunet
for and on behalf of	)	Attorney in fact
ARDMORE SHIPPING LLC	)
in the presence of:	)

Witness’ signature:	)	/s/ Jan Schneidereit
Witness’ name:	)	WATSON FARLEY & WILLIAMS LL
Witness’ address:	)	15 Appold Street
London EC2A 2HB
United Kingdom

HEDGE GUARANTORS

SIGNED by	)	/s/ Louis Brunet
duly authorised	)	Louis Brunet
for and on behalf of	)	Attorney in fact
FAROE SHIPCO LLC	)
in the presence of:	)

Witness’ signature:	)	/s/ Jan Schneidereit
Witness’ name:	)	WATSON FARLEY & WILLIAMS LL
Witness’ address:	)	15 Appold Street
London EC2A 2HB
United Kingdom

SIGNED by	)	/s/ Louis Brunet
duly authorised	)	Louis Brunet
for and on behalf of	)	Attorney in fact
FISHER SHIPCO LLC	)
in the presence of:	)

Witness’ signature:	)	/s/ Jan Schneidereit
Witness’ name:	)	WATSON FARLEY & WILLIAMS LL
Witness’ address:	)	15 Appold Street
London EC2A 2HB
United Kingdom

14

SIGNED by	)	/s/ Louis Brunet
duly authorised	)	Louis Brunet
for and on behalf of	)	Attorney in fact
FAIR ISLE SHIPCO LLC	)
in the presence of:	)

Witness’ signature:	)	/s/ Jan Schneidereit
Witness’ name:	)	WATSON FARLEY & WILLIAMS LL
Witness’ address:	)	15 Appold Street
London EC2A 2HB
United Kingdom

SIGNED by	)	/s/ Louis Brunet
duly authorised	)	Louis Brunet
for and on behalf of	)	Attorney in fact
HUMBER SHIPCO LLC	)
in the presence of:	)

Witness’ signature:	)	/s/ Jan Schneidereit
Witness’ name:	)	WATSON FARLEY & WILLIAMS LL
Witness’ address:	)	15 Appold Street
London EC2A 2HB
United Kingdom

SIGNED by	)	/s/ Louis Brunet
duly authorised	)	Louis Brunet
for and on behalf of	)	Attorney in fact
FORTH SHIPCO LLC	)
in the presence of:	)

Witness’ signature:	)	/s/ Jan Schneidereit
Witness’ name:	)	WATSON FARLEY & WILLIAMS LL
Witness’ address:	)	15 Appold Street
London EC2A 2HB
United Kingdom

SIGNED by	)	/s/ Louis Brunet
duly authorised	)	Louis Brunet
for and on behalf of	)	Attorney in fact
TRAFALGAR SHIPCO LLC	)
in the presence of:	)

Witness’ signature:	)	/s/ Jan Schneidereit
Witness’ name:	)	WATSON FARLEY & WILLIAMS LL
Witness’ address:	)	15 Appold Street
London EC2A 2HB
United Kingdom

15

SIGNED by	)	/s/ Louis Brunet
duly authorised	)	Louis Brunet
for and on behalf of	)	Attorney in fact
WIGHT SHIPCO LLC	)
in the presence of:	)

Witness’ signature:	)	/s/ Jan Schneidereit
Witness’ name:	)	WATSON FARLEY & WILLIAMS LL
Witness’ address:	)	15 Appold Street
London EC2A 2HB
United Kingdom

SIGNED by	)	/s/ Louis Brunet
duly authorised	)	Louis Brunet
for and on behalf of	)	Attorney in fact
SALTEE SHIPCO LLC	)
in the presence of:	)

Witness’ signature:	)	/s/ Jan Schneidereit
Witness’ name:	)	WATSON FARLEY & WILLIAMS LL
Witness’ address:	)	15 Appold Street
London EC2A 2HB
United Kingdom

16

SIGNED by	)	/s/ Louis Brunet
duly authorised	)	Louis Brunet
for and on behalf of	)	Attorney in fact
BLASKET SHIPCO LLC	)
in the presence of:	)

Witness’ signature:	)	/s/ Jan Schneidereit
Witness’ name:	)	WATSON FARLEY & WILLIAMS LL
Witness’ address:	)	15 Appold Street
London EC2A 2HB
United Kingdom

ADDITIONAL HEDGE GUANTORS

SIGNED by	)	/s/ Louis Brunet
duly authorised	)	Louis Brunet
for and on behalf of	)	Attorney in fact
KILMORE SHIPCO LLC	)
in the presence of:	)
)
Witness’ signature:	)	/s/ Jan Schneidereit
Witness’ name:	)	WATSON FARLEY & WILLIAMS LL
Witness’ address:		15 Appold Street
London EC2A 2HB
United Kingdom

SIGNED by	)	/s/ Louis Brunet
duly authorised	)	Louis Brunet
for and on behalf of	)	Attorney in fact
KILLARY SHIPCO LLC	)
in the presence of:	)
)
Witness’ signature:	)	/s/ Jan Schneidereit
Witness’ name:	)	WATSON FARLEY & WILLIAMS LL
Witness’ address:		15 Appold Street
London EC2A 2HB
United Kingdom

SIGNED by	)	/s/ Louis Brunet
duly authorised	)	Louis Brunet
for and on behalf of	)	Attorney in fact
BALLYCOTTON SHIPCO LLC	)
in the presence of:	)

)
Witness’ signature:	)	/s/ Jan Schneidereit
Witness’ name:	)	WATSON FARLEY & WILLIAMS LL
Witness’ address:		15 Appold Street
London EC2A 2HB
United Kingdom

17

ORIGINAL LENDERS

SIGNED by	)	/s/ Mary Teresa McGillivray
	)	Mary Teresa McGillivray
duly authorised attorney-in-fact	)	Attorney-in-fact
for and on behalf of	)
NORDEA BANK ABP, FILIAL I NORGE	)
in the presence of:	)

Witness’ signature:	)	/s/ Mounah Abdallah
Witness’ name:	)	Mounah Abdallah
Witness’ address:	)	Trainee Solicitor
Watson Farley & Williams LLP
15 Appold Street
London EC2A 2HB

SIGNED by	)	/s/ Mary Teresa McGillivray
	)	Mary Teresa McGillivray
duly authorised attorney-in-fact	)	Attorney-in-fact
for and on behalf of	)
SKANDINAVISKA ENSKILDA BANKEN AB (PUBL))
in the presence of:	)

Witness’ signature:	)	/s/ Mounah Abdallah
Witness’ name:	)	Mounah Abdallah
Witness’ address:	)	Trainee Solicitor
Watson Farley & Williams LLP
15 Appold Street
London EC2A 2HB

ORIGINAL HEDGE COUNTERPARTIES

SIGNED by	)	/s/ Mary Teresa McGillivray
	)	Mary Teresa McGillivray
duly authorised attorney-in-fact	)	Attorney-in-fact
for and on behalf of	)
NORDEA BANK ABP	)
in the presence of:	)

Witness’ signature:	)	/s/ Mounah Abdallah
Witness’ name:	)	Mounah Abdallah
Witness’ address:	)	Trainee Solicitor
Watson Farley & Williams LLP
15 Appold Street
London EC2A 2HB

18

g
SIGNED by	)	/s/ Mary Teresa McGillivray
	)	Mary Teresa McGillivray
duly authorised attorney-in-fact	)	Attorney-in-fact
for and on behalf of	)
SKANDINAVISKA ENSKILDA BANKEN AB (PUBL))
in the presence of:	)

Witness’ signature:	)	/s/ Mounah Abdallah
Witness’ name:	)	Mounah Abdallah
Witness’ address:	)	Trainee Solicitor
Watson Farley & Williams LLP
15 Appold Street
London EC2A 2HB
MANDATED LEAD ARRANGERS

SIGNED by	)	/s/ Mary Teresa McGillivray
	)	Mary Teresa McGillivray
duly authorised attorney-in-fact	)	Attorney-in-fact
for and on behalf of	)
NORDEA BANK ABP, FILIAL I NORGE	)
in the presence of:	)

Witness’ signature:	)	/s/ Mounah Abdallah
Witness’ name:	)	Mounah Abdallah
Witness’ address:	)	Trainee Solicitor
Watson Farley & Williams LLP
15 Appold Street
London EC2A 2HB

SIGNED by	)	/s/ Mary Teresa McGillivray
	)	Mary Teresa McGillivray
duly authorised attorney-in-fact	)	Attorney-in-fact
for and on behalf of	)
SKANDINAVISKA ENSKILDA BANKEN AB (PUBL))
in the presence of:	)

Witness’ signature:	)	/s/ Mounah Abdallah
Witness’ name:	)	Mounah Abdallah
Witness’ address:	)	Trainee Solicitor
Watson Farley & Williams LLP
15 Appold Street
London EC2A 2HB

19

BOOKRUNNERS

SIGNED by	)	/s/ Mary Teresa McGillivray
	)	Mary Teresa McGillivray
duly authorised attorney-in-fact	)	Attorney-in-fact
for and on behalf of	)
NORDEA BANK ABP, FILIAL I NORGE	)
in the presence of:	)

Witness’ signature:	)	/s/ Mounah Abdallah
Witness’ name:	)	Mounah Abdallah
Witness’ address:	)	Trainee Solicitor
Watson Farley & Williams LLP
15 Appold Street
London EC2A 2HB

SIGNED by	)	/s/ Mary Teresa McGillivray
	)	Mary Teresa McGillivray
duly authorised attorney-in-fact	)	Attorney-in-fact
for and on behalf of	)
SKANDINAVISKA ENSKILDA BANKEN AB (PUBL))
in the presence of:	)

Witness’ signature:	)	/s/ Mounah Abdallah
Witness’ name:	)	Mounah Abdallah
Witness’ address:	)	Trainee Solicitor
Watson Farley & Williams LLP
15 Appold Street
London EC2A 2HB
DOCUMENTATION AGENT

SIGNED by	)	/s/ Mary Teresa McGillivray
	)	Mary Teresa McGillivray
duly authorised attorney-in-fact	)	Attorney-in-fact
for and on behalf of	)
SKANDINAVISKA ENSKILDA BANKEN AB (PUBL))
in the presence of:	)

Witness’ signature:	)	/s/ Mounah Abdallah
Witness’ name:	)	Mounah Abdallah
Witness’ address:	)	Trainee Solicitor
Watson Farley & Williams LLP
15 Appold Street
London EC2A 2HB

20

SUSTAINABILITY COORDINATOR

SIGNED by	)	/s/ Mary Teresa McGillivray
	)	Mary Teresa McGillivray
duly authorised attorney-in-fact	)	Attorney-in-fact
for and on behalf of	)
SKANDINAVISKA ENSKILDA BANKEN AB (PUBL))
in the presence of:	)

Witness’ signature:	)	/s/ Mounah Abdallah
Witness’ name:	)	Mounah Abdallah
Witness’ address:	)	Trainee Solicitor
Watson Farley & Williams LLP
15 Appold Street
London EC2A 2HB
FACILITY AGENT

SIGNED by	)	/s/ Mary Teresa McGillivray
	)	Mary Teresa McGillivray
duly authorised attorney-in-fact	)	Attorney-in-fact
for and on behalf of	)
NORDEA BANK ABP, FILIAL I NORGE	)
in the presence of:	)

Witness’ signature:	)	/s/ Mounah Abdallah
Witness’ name:	)	Mounah Abdallah
Witness’ address:	)	Trainee Solicitor
Watson Farley & Williams LLP
15 Appold Street
London EC2A 2HB
SECURITY AGENT

SIGNED by	)	/s/ Mary Teresa McGillivray
	)	Mary Teresa McGillivray
duly authorised attorney-in-fact	)	Attorney-in-fact
for and on behalf of	)
NORDEA BANK ABP, FILIAL I NORGE	)
in the presence of:	)

Witness’ signature:	)	/s/ Mounah Abdallah
Witness’ name:	)	Mounah Abdallah
Witness’ address:	)	Trainee Solicitor
Watson Farley & Williams LLP
15 Appold Street
London EC2A 2HB

21

APPENDIX

FORM OF AMENDED AND RESTATED FACILITY AGREEMENT (MARKED TO INDICATE AMENDMENTS)

Amendments are indicated as follows:

1additions are indicated by underlined text in blue; and

2deletions are shown by strike-through text in red.

22

EXECUTION VERSION

Dated 30 June 2022 as amended and restated on 29 July 2022

FAROE SHIPCO LLC

FISHER SHIPCO LLC

FAIR ISLE SHIPCO LLC

HUMBER SHIPCO LLC

FORTH SHIPCO LLC

TRAFALGAR SHIPCO LLC

WIGHT SHIPCO LLC

SALTEE SHIPCO LLC

BLASKET SHIPCO LLC

KILMORE SHIPCO LLC

KILLARY SHIPCO LLC

BALLYCOTTON SHIPCO LLC

as joint and several Original Borrowers

and as Hedge Guarantors

ARDMORE SHIPPING LLC

as Corporate Guarantor

ARDMORE SHIPPING CORPORATION

as Parent Guarantor

THE BANKS AND FINANCIAL INSTITUTIONS

listed in Schedule 1, Part B

as Lenders

THE BANKS AND FINANCIAL INSTITUTIONS

listed in Schedule 1, Part B

as Hedge Counterparties

NORDEA BANK ABP, FILIAL I NORGE

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)

as Mandated Lead Arrangers and as Bookrunners

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)

as Documentation Agent and as Sustainability Coordinator

and

NORDEA BANK ABP, FILIAL I NORGE

as Facility Agent and as Security Agent

$245,500,000

REVOLVING AND ACCORDION FACILITIES

FACILITIES AGREEMENT

relating to the financing or refinancing of m.t.s

“ARDMORE SEAFOX”, “ARDMORE CHINOOK”, “ARDMORE SEALION”, “ARDMORE CHIPPEWA”,

“ARDMORE SEAVANTAGE”, “ARDMORE ENDEAVOUR”, “ARDMORE DAUNTLESS”, “ARDMORE

ENTERPRISE” ~~and~~, “ARDMORE ENDURANCE”, “ARDMORE ENGINEER”, “ARDMORE EXPLORER” and

“ARDMORE ENCOUNTER”

Index

Clause		Page

Section 1 Interpretation		3
1	Definitions and Interpretation	3
Section 2 The Facility		37
2	The Facility	37
3	Purpose	38
4	Conditions of Utilisation	39
Section 3 Utilisation		41
5	Utilisation	41
6	Establishment of Accordion Facility	43
Section 4 Repayment, Prepayment and Cancellation		50
7	Repayment	50
8	Payment and Cancellation	52
Section 5 Costs of Utilisation		58
9	Rate Switch	58
10	Interest	58
11	Interest Periods	62
12	Changes to the Calculation of Interest	63
13	Fees	66
Section 6 Additional Payment Obligations		67
14	Tax Gross Up and Indemnities	67
15	Increased Costs	71
16	Other Indemnities	73
17	Mitigation by the Finance Parties	76
18	Costs and Expenses	76
Section 7 Guarantees and Joint and Several Liability of Borrowers		78
19	Guarantee and Indemnity— Guarantors	78
20	Joint and Several Liability of the Guarantors	80
21	Joint and Several Liability of the Borrowers	82
Section 8 Guarantee and Indemnity - Hedge Guarantors		85
22	Guarantee and Indemnity— Hedge Guarantors	85
Section 9 Representations, Undertakings and Events of Default		88
23	Representations	88
24	Information Undertakings	95
25	Financial Covenants	99
26	General Undertakings	102
27	Insurance Undertakings	110
28	Ship Undertakings	115
29	Security Cover	121
30	Application of Earnings	122
31	Events of Default	123
Section 10 Changes to Parties		128
32	Changes to the Lenders	128
33	Changes to the Obligors	133
Section 11 The Finance Parties		135
34	The Facility Agent, the Mandated Lead Arrangers and the Documentation Agent	135
35	The Security Agent	143
36	Conduct of Business by the Finance Parties	155

37	Contractual recognition of bail-in	155
38	Sharing Among the Finance Parties	155
Section 12 Administration		157
39	Payment Mechanics	157
40	Set-Off	161
41	Notices	161
42	Calculations and Certificates	163
43	Remedies and Waivers	164
44	Settlement or Discharge Conditional	164
45	Irrevocable Payment	164
46	Amendments and Waivers	164
47	Confidentiality	168
48	Confidentiality of Funding Rates	172
49	Counterparts	174
Section 13 Governing Law and Enforcement		175
50	Governing Law	175
51	Enforcement	175

Schedules

Schedule 1 The Parties		176
	Part A The Obligors	176
	Part B The Original Lenders	178
	Part C The Servicing Parties	180
Schedule 2 Conditions Precedent		181
	Part A Conditions Precedent to Initial Utilisation Request	181
	Part B Conditions Precedent to Utilisation — Initial Advances under Revolving Facility	183
	Part C Conditions Precedent to Utilisation — Advance under Accordion Facility	185
Schedule 3 Requests		188
	Part A Utilisation Request	188
	Part B Selection Notice	190
Schedule 4 Form of Accession Deed		192
Schedule 5 Form of Transfer Certificate		197
Schedule 6 Form of Assignment Agreement		199
Schedule 7 Form of Compliance Certificate		202
Schedule 8 Form of Sustainability Certificate		204
Schedule 9 Sustainability Pricing Adjustment Schedule		205
Schedule 10 Ships		210
Schedule 11 List of Approved Valuers		211
Schedule 12 Timetables		212
Schedule 13 Form of Accordion Facility Notice		213
Schedule 14 Benchmark Terms		217
Schedule 15 Daily Non-Cumulative Compounded RFR Rate		221
Schedule 16 Cumulative Compounded RFR Rate		223

Execution

Execution Pages		224

THIS AGREEMENT is made on 30 June 2022

PARTIES

(1)

FAROE SHIPCO LLC (“Borrower A”), FISHER SHIPCO LLC (“Borrower B”), FAIR ISLE SHIPCO LLC (“Borrower C”), HUMBER SHIPCO LLC (“Borrower D”), FORTH SHIPCO LLC (“Borrower E”), TRAFALGAR SHIPCO LLC (“Borrower F”), WIGHT SHIPCO LLC (“Borrower G”), SALTEE SHIPCO LLC (“Borrower H”), ~~and~~ BLASKET SHIPCO LLC (“Borrower I”), KILMORE SHIPCO LLC (“Borrower J”), KILLARY SHIPCO LLC (“Borrower K”) and BALLYCOTTON SHIPCO LLC (“Borrower L”) each a limited liability company formed in the Republic of the Marshall Islands whose registered address is at The Trust Company of the Marshall Islands, Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH 96960, (the “Original Borrowers” and each an “Original Borrower”)

(2)

ARDMORE SHIPPING LLC, a limited liability company formed in the Republic of the Marshall Islands whose registered address is at The Trust Company of the Marshall Islands, Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH 96960, (the “Corporate Guarantor”)

(3)

ARDMORE SHIPPING CORPORATION, a corporation incorporated in the Republic of the Marshall Islands whose registered address is at The Trust Company of the Marshall Islands, Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH 96960, (the “Parent Guarantor”)

(4)	THE COMPANIES listed in Part A of Schedule 1 (The Parties), (the “Hedge Guarantors”)
(5)	NORDEA BANK ABP, FILIAL I NORGE and SKANDINAVISKA ENSKILDA BANKEN AB (PUBL), (the “Mandated Lead Arrangers”)
(6)	NORDEA BANK ABP, FILIAL I NORGE and SKANDINAVISKA ENSKILDA BANKEN AB (PUBL), (the “Bookrunners”)
(7)	SKANDINAVISKA ENSKILDA BANKEN AB (PUBL), as documentation agent (the “Documentation Agent”)
(8)	SKANDINAVISKA ENSKILDA BANKEN AB (PUBL), as sustainability coordinator (the “Sustainability Coordinator”)
(9)	THE FINANCIAL INSTITUTIONS listed in Part B of Schedule 1 (The Parties), (the “Original Lenders”)
(10)	THE FINANCIAL INSTITUTIONS listed in Part B of Schedule 1 (The Parties), (the “Hedge Counterparties”)
(11)	NORDEA BANK ABP, FILIAL I NORGE, acting in such capacity through its office at Essendropsgate 7, 0368 Oslo, Norway as agent for the other Finance Parties, (the “Facility Agent”)
(12)	NORDEA BANK ABP, FILIAL I NORGE, acting in such capacity through its office at Essendropsgate 7, 0368 Oslo, Norway as security agent for the Secured Parties, (the “Security Agent”)

BACKGROUND

(A)	The Lenders have agreed to make available to the Borrowers facilities of up to $245,500,000 comprising:
(i)

a revolving credit facility in a principal amount not exceeding the lower of (i) $~~145,500,000 or~~ 185,500,000, (ii) 60 per cent. of the aggregate Index Amount of the Initial Ships or (iii) 60 per cent. of the aggregate Fair Market Value of the Initial Ships as determined on the Utilisation Date for the purposes of financing or refinancing the Initial Ships and for general corporate and working capital purposes; and

(ii)

an accordion facility in a principal amount not exceeding the lower of (i) $~~100,000,000~~ 60,000,000 or (ii) 60 per cent. of the aggregate Fair Market Value of the Accordion Ships as determined on the Utilisation Date for the purposes of financing or refinancing the Accordion Ships and for general corporate and working capital purposes.

(B)	The Hedge Counterparties may enter into interest rate swap transactions with the Borrowers from time to time to hedge the Borrowers’ exposure under this Agreement to interest rate fluctuations.

OPERATIVE PROVISIONS

SECTION 1

INTERPRETATION

1DEFINITIONS AND INTERPRETATION

1.1Definitions

In this Agreement.

“Accession Deed” means a document substantially in the form set out in Schedule 4 (Form of Accession Deed).

“Accordion Facility” means any term loan facility that may be established and made available under this Agreement as described in Clause 6 (Establishment of Accordion Facility).

“Accordion Facility Commitments” means in relation to a Lender which is an Accordion Facility Lender, the dollar amount set opposite its name under the heading “Accordion Facility Commitment” in the Accordion Facility Notice, to the extent not cancelled, reduced or transferred by it under this Agreement.

“Accordion Facility Date” means the later of:

(a)	the proposed Accordion Facility Date specified in the relevant Accordion Facility Notice; and
(b)	the date on which the Facility Agent executes the relevant Accordion Facility Notice.

“Accordion Facility Finance Documents” means:

(a)	each Accordion Facility Notice;
(b)	any Finance Document;
(c)	any other document reasonably required by the Facility Agent (acting on the instructions of the Lenders) as a condition to the occurrence of any Accordion Facility Date; and
(d)	any other document designated as such by the Facility Agent and the Borrowers.

“Accordion Facility Lender” means any entity which is listed as such in the relevant Accordion Facility Notice.

“Accordion Facility Notice” means a notice substantially in the form set out in Schedule 13 (Form of Accordion Facility Notice).

“Accordion Ship” means any ship which may become subject to Security for an Advance under the Accordion Facility pursuant to this Agreement in accordance with Clause 2.4 (Accordion Ships) and which must satisfy the Accordion Ship Criteria.

“Accordion Ship Criteria” means, in relation to an Accordion Ship, a ship nominated by the Corporate Guarantor:

(a)

that is a product tanker or chemical tanker built at a reputable yard not older than eight and a half years at the date it becomes subject to Security pursuant to any Finance Document, or if there is more than one Accordion Ship, the average age of all the Accordion Ships is not more than eight and a half years; and

(b)	that is registered in the name of an Additional Borrower on an Approved Flag and classed with an Approved Classification Society.

“Account Bank” means Nordea Bank Abp, filial i Norge acting through its office at Essendropsgate 7, 0368 Oslo, Norway or any other bank acceptable to the Majority Lenders.

“Account Security” means a document creating Security over any Earnings Account in agreed form.

~~“Activc Womcn Cadcts” means with rcspcct to any calcndar year, thc sum of thc total number of days each female cadct spends on board an Ardmore ship during the calcndar year.~~

~~“Activc Womcn Cadcts Percentage” means, with rcspcct to any calcndar year, Active Women Cadets in relation to Active Total Cadets expressed as a percentage.~~

~~“Activc Total Cadcts” means with rcspcct to any calcndar year, the sum of the total number of days all cadets spend on board Ardmore’s ships during the calendar year.~~

“Additional Borrower” means each wholly and directly owned Subsidiary of the Parent Guarantor which becomes an Additional Borrower in accordance with Clause 33.2 (Additional Borrowers).

“Additional Business Day” means any day specified as such in the Benchmark Terms.

“Additional Swap” means any transaction entered into by a Borrower-, Viking Shipco LLC, Tramore Shipco LLC or Lundy Shipco LLC pursuant to a Hedging Agreement for the purpose of hedging interest payable in respect of lease agreements as agreed in writing between the Borrowers and the Lenders from time to time (including those entered into by (i) Viking Shipco  LLC with a trade date of 5 June 2020 and an effective date of 6 June 2020, (ii) Tramore Shipco  LLC with a trade date of 5 June 2020 and an effective date of 6 June 2020 and (iii) Lundy Shipco  LLC with a trade date of 5 June 2020 and an effective date of 1 July 2020), or for other purposes as agreed between the relevant Hedge Counterparty and ~~the~~ a Borrower from time to time but excluding any transaction entered into by a Borrower pursuant to a Hedging Agreement for the purpose of hedging interest payable under this Agreement.

“Advance” means any Utilisation of the Revolving Facility or the Accordion Facility in each case under this Agreement.

~~“Affected Lender” has the meaning given to it in Clause 12.4 (Market disruption).~~

“Affiliate” means, in relation to any person, a Subsidiary of that person or a Holding Company of that person or any other Subsidiary of that Holding Company.

“Annex VI” means Annex VI of the Protocol of 1997 to amend the International Convention for the Prevention of Pollution from Ships 1973 (Marpol), as modified by the Protocol of 1978 relating thereto.

“Anti-Corruption Laws” means the Bribery Act 2010, the United States Foreign Corrupt Practices Act of 1977 and any similar laws or regulations in any jurisdiction relating to bribery, corruption or any similar practices.

“Approved Brokers” means such insurance companies and/or underwriters or, in the case of war risks and protection and indemnity risks, war risks and protection and indemnity risks associations as have been approved by the Facility Agent, acting with the authorisation of the Majority Lenders in writing in advance.

“Approved Classification” means, in relation to a Ship, as at the date of this Agreement, the class notification in relation to that Ship specified in Schedule 10 (Ships).

“Approved Classification Society” means, in relation to a Ship, as at the date of this Agreement, the classification society specified in Schedule 10 (Ships) or any other classification society approved in writing by the Facility Agent acting with the authorisation of the Majority Lenders and which authorisation shall not be withheld in the case of any classification society which is a member of the International Association of Classification Societies.

“Approved Commercial Manager” means, in relation to a Ship, Ardmore ~~Shipping~~ Maritime Services (~~Bermuda~~Asia) PTE Limited, an Affiliate of Ardmore ~~Shipping~~ Maritimes Services (~~Bermuda~~Asia) PTE Limited, or any other person approved in writing by the Facility Agent acting with the authorisation of the Majority Lenders, as the commercial manager of that Ship and, for the avoidance of doubt, this shall include Ardmore MR Pool LLC or any pool manager (which shall be an affiliate of Ardmore MR Pool LLC) under a pool agreement (if any), in relation to the Ships which may be approved by the Facility Agent acting with the authorisation of the Majority Lenders.

“Approved Flag” means, in relation to a Ship, Marshall Islands, or such other flag approved in writing by the Facility Agent acting with the authorisation of all the Lenders.

“Approved Manager” means, in relation to a Ship, the Approved Commercial Manager or the Approved Technical Manager of that Ship.

“Approved Technical Manager” means in relation to a Ship, Anglo Ardmore Ship Management Limited or an Affiliate of Anglo Ardmore Ship Management Limited, Anglo-Eastern Investment Holdings Ltd or an Affiliate of Anglo-Eastern Investment Holdings Ltd, Univan Ship Management Ltd, Thome Ship Management Pte. Ltd. or an Affiliate of Thome Ship Management Pte Ltd, RY Corporation and Ardmore Shipping (Bermuda) Limited or any of its Subsidiaries or any other person approved in writing by the Facility Agent acting with the authorisation of the Majority Lenders, as the technical manager of that Ship.

“Approved Valuer” means, in relation to a Ship, at any time during the Security Period, any of the firms listed in Schedule 11 (List of Approved Valuers) (or any Affiliate of such person through which valuations are commonly issued) or any other firm or firms of shipbrokers approved in writing by the Facility Agent acting with the authorisation of the Majority Lenders.

“Ardmore MR Pool” means the pool governed by (inter alia) the pool agreements:

(a)in respect of Ship A dated 1 January 2022;

(b)in respect of Ship B dated 1 January 2022;

(c)	in respect of Ship C dated 1 January 2022;
(d)	in respect of Ship D dated 1 January 2022;
(e)	in respect of Ship E dated 1 January 2022;
(f)	in respect of Ship F dated 1 January 2022;
(g)	in respect of Ship G dated 1 January 2022;
(h)	in respect of Ship H dated 1 January 2022;
(i)	in respect of Ship I dated 1 January 2022~~,~~;
(j)	in respect of Ship J dated 1 January 2022;
(k)	in respect of Ship K dated 1 January 2022;
(l)	in respect of Ship L dated 1 January 2022,

each entered into between Ardmore MR Pool LLC as the company and Ardmore Shipping (Asia) Pte Ltd as participant.

“Article 55 BRRD” means Article 55 of Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms.

“Assignment Agreement” means an agreement substantially in the form set out in Schedule 6 (Form of Assignment Agreement) or any other form agreed between the relevant assignor and assignee.

“Assumed Accordion Facility Commitment” has the meaning given to it in Clause 6.7 (Establishment of Accordion Facility).

“Authorisation” means an authorisation, consent, approval, resolution, licence, exemption, filing, notarisation, legalisation or registration.

“Availability Period” means the period from and including the date of this Agreement to and including:

(a)	in relation to the Revolving Facility, the date falling 3 Months before the Termination Date; and
(b)	in relation to the Accordion Facility, the date falling twelve months after the first Utilisation Date of the Revolving Facility.

“Available Commitment” means, in relation to a Facility, a Lender’s Commitment under that Facility minus:

(a)	the amount of its participation in the outstanding Advances under that Facility and
(b)	in relation to any proposed Utilisation, the amount of its participation in any other Advance that is due to be made under that Facility on or before the proposed Utilisation Date.

“Available Facility” means, in relation to a Facility, the aggregate for the time being of each Lender’s Available Commitment in respect of that Facility.

“Bail-In Action” means the exercise of any Write-down and Conversion Powers.

“Bail-In Legislation” means:

(a)

in relation to an EEA Member Country which has implemented, or which at any time implements, Article 55 BRRD, the relevant implementing law or regulation as described in the EU Bail-In Legislation Schedule from time to time;

(b)

in relation to any state other than such an EEA Member Country and the United Kingdom, any analogous law or regulation from time to time which requires contractual recognition of any Write-down and Conversion Powers contained in that law or regulation; and

(c)	in relation to the United Kingdom, the UK Bail-In Legislation.

“BASEL III” has the meaning given to it in Clause 15.1 (Increased costs).

“Break Costs” means the amount (if any) by which:

(a)	in respect of any Compounded Rate Loan, any amount specified as such in the Benchmark Terms; and
(b)	In respect of any Term SOFR Loan, the amount (if any) by which:
(i)

the interest (excluding the Margin) which a Lender should have received for the period from the date of receipt of all or any part of its participation in the Loan or that Unpaid Sum to the last day of the current Interest Period in relation to the Loan, the relevant part of the Loan or that Unpaid Sum, had the principal amount or Unpaid Sum received been paid on the last day of that Interest Period;

exceeds

(ii)

the amount which that Lender would be able to obtain by placing an amount equal to the principal amount or Unpaid Sum received by it on deposit with a leading bank for a period starting on the Business Day following receipt or recovery and ending on the last day of the current Interest Period.

“Benchmark Terms” means the terms set out in Schedule 14 (Benchmark Terms) or in any Compounded Rate Supplement.

“Borrower” means an Original Borrower or any Additional Borrower and “Borrowers” means all of them.

“Bursary Percentage” means, with respect to any calendar year, the percentage of bursaries provided to women cadets.

“Bursary Percentage Target” means, with respect to any calendar year, a Bursary Percentage of at least 25 per cent.

“Business Day” means a day (other than a Saturday or Sunday) on which banks are open for general business in London, Cork, Stockholm, Oslo, Singapore and New York and, in relation to:

(a)	any date for payment or purchase of an amount relating to a Compounded Rate Loan;
(b)	the determination of the first day or the last day of an Interest Period for a Compounded Rate Loan or otherwise in relation to the determination of the length of such an Interest Period; or
(c)	the fixing of an interest rate in respect of a Term SOFR Loan,

which is an Additional Business Day relating to that Term SOFR Loan or Compounded Rate Loan (as the case may be).

“Central Bank Rate” has the meaning given to that term in the Benchmark Terms.

“Central Bank Rate Adjustment” has the meaning given to that term in the Benchmark Terms.

“Central Bank Rate Spread” has the meaning given to that term in the Benchmark Terms.

“Carbon Intensity and Climate Alignment Certificate” means a certificate from a Recognised Organisation relating to a Ship and a calendar year setting out:

(a)

the average efficiency ratio of that Ship for all voyages performed by it over that calendar year using ship fuel oil consumption data required to be collected and reported in accordance with Regulation 22A of Annex VI in respect of that calendar year; and

(b)	the climate alignment of that Ship for such calendar year:

in each case as calculated in accordance with the Poseidon Principles.

“Change of Control” means:

(a)	in relation to the Parent Guarantor, any person or group of persons acting in concert gains control of the Parent Guarantor; or
(b)	the merger or consolidation of the Parent Guarantor, the Corporate Guarantor or any Borrower which gives rise to a change of control; or
(c)	the approval of a complete liquidation or dissolution of the Parent Guarantor, the Corporate Guarantor or any Borrower,

and for the purposes of paragraph (a) and (b) of this definition and Clause 26.12 (Merger):

(i)“control” means:

(A)	the power (whether by way of ownership of shares, proxy, contract, agency or otherwise) to:

(1)	cast, or control the casting of, more than 35 per cent. of the maximum number of votes that might be cast at a general meeting of the Parent Guarantor; or
(2)	appoint or remove all, or the majority, of the directors or other equivalent officers of the Parent Guarantor; or
(3)	give directions with respect to the operating and financial policies of the Parent Guarantor with which the directors or other equivalent officers of the Parent Guarantor are obliged to comply; and/or
(B)

the holding (beneficially) of more than 35 per cent. of the issued share capital of the Parent Guarantor (excluding any part of that issued share capital that carries no right to participate beyond a specified amount in a distribution of either profits or capital); and

(ii)

“acting in concert” means a group of persons who, pursuant to an agreement or understanding (whether formal or informal), actively co-operate, through the acquisition directly or indirectly of shares in the Parent Guarantor by any of them, either directly or indirectly, to obtain or consolidate control of the Parent Guarantor.

“Charged Property” means all of the assets which from time to time are, or are expressed to be, the subject of the Transaction Security.

“Charter” means, in relation to a Ship, any charter relating to that Ship, or other contract for its employment, whether or not already in existence.

“Code” means the United States Internal Revenue Code of 1986.

“Commitment” means a Revolving Commitment or an Accordion Facility Commitment.

“Compliance Certificate” means a certificate in the form set out in Schedule 7 (Form of Compliance Certificate) or in any other form agreed between the Parent Guarantor and the Facility Agent.

“Compounded Market Disruption Rate” means the rate specified as such in the Benchmark Terms.

“Compounded Rate Interest Payment” means the aggregate amount of interest that:

(a)is, or is scheduled to become, payable under any Finance Document; and

(b)relates to a Compounded Rate Loan.

“Compounded Rate Loan” means the Loan, part of the Loan or, if applicable, Unpaid Sum which is not a Term SOFR Loan.

“Compounded Rate Supplement” means a document which:

(a)	is agreed in writing by the Borrowers and the Facility Agent (in its own capacity) and the Facility Agent (acting on the instructions of the Majority Lenders);

(b)	specifies the relevant terms which are expressed in this Agreement to be determined by reference to the Benchmark Terms; and
(c)	has been made available to the Borrowers and each Finance Party.

“Compounded Reference Rate” means, in relation to any RFR Banking Day during the Interest Period of a Compounded Rate Loan, the percentage rate per annum which is the Daily Non-Cumulative Compounded RFR Rate for that RFR Banking Day.

“Compounding Methodology Supplement” means, in relation to the Daily Non-Cumulative Compounded RFR Rate or the Cumulative Compounded RFR Rate, a document which:

(a)	is agreed in writing by the Borrower, the Facility Agent (in its own capacity) and the Facility Agent (acting on the instructions of the Majority Lenders);
(b)	specifies a calculation methodology for that rate; and
(c)	has been made available to the Borrowers and each Finance Party.

“Confidential Information” means all information relating to any Transaction Obligor, the Group, the Finance Documents or all or any part of a Facility of which a Finance Party becomes aware in its capacity as, or for the purpose of becoming, a Finance Party or which is received by a Finance Party in relation to, or for the purpose of becoming a Finance Party under, the Finance Documents or all or any part of a Facility from either:

(a)	any member of the Group or any of its advisers; or
(b)	another Finance Party, if the information was obtained by that Finance Party directly or indirectly from any member of the Group or any of its advisers,

in whatever form, and includes information given orally and any document, electronic file or any other way of representing or recording information which contains or is derived or copied from such information but excludes

(i)information that:

(A)	is or becomes public information other than as a direct or indirect result of any breach by that Finance Party of Clause 47 (Confidentiality)); or
(B)	is identified in writing at the time of delivery as non-confidential by any member of the Group or any of its advisers; or
(C)

is known by that Finance Party before the date the information is disclosed to it in accordance with paragraphs (a) or (b) above or is lawfully obtained by that Finance Party after that date, from a source which is, as far as that Finance Party is aware, unconnected with the Group and which, in either case, as far as that Finance Party is aware, has not been obtained in breach of, and is not otherwise subject to, any obligation of confidentiality; and

(ii)any Funding Rate.

“Confidentiality Undertaking” means a confidentiality undertaking in substantially the appropriate form recommended by the LMA from time to time or in any other form agreed between the Borrowers and the Facility Agent.

“Corresponding Debt” means any amount, other than any Parallel Debt, which an Obligor owes to a Secured Party under or in connection with the Finance Documents.

“Cumulative Compounded RFR Rate” means, in relation to an Interest Period for a Compounded Rate Loan, the percentage rate per annum determined by the Facility Agent (or by any other Finance Party which agrees to determine that rate in place of the Facility Agent) in accordance with the methodology set out in Schedule 16 (Cumulative Compounded RFR Rate) or in any relevant Compounding Methodology Supplement.

“Daily Non-Cumulative Compounded RFR Rate” means, in relation to any RFR Banking Day during an Interest Period for a Compounded Rate Loan, the percentage rate per annum determined by the Facility Agent (or by any other Finance Party which agrees to determine that rate in place of the Facility Agent) in accordance with the methodology set out in Schedule 15 (Daily Non-Cumulative Compounded RFR Rate) or in any relevant Compounding Methodology Supplement.

“Daily Rate” means the rate specified as such in the Benchmark Terms.

“Deed of Release” means, in respect of the Existing Facility Agreement, a deed releasing the Existing Security in relation to that Existing Facility Agreement in form acceptable to the Facility Agent.

“Default” means an Event of Default or a Potential Event of Default.

“Defaulting Lender” means any Lender:

(a)

which has failed to make available the relevant proportion of its Commitment in respect of any part of the Loan or has given notice to the Facility Agent that it will not make such amount available by the relevant Utilisation Date pursuant to Clause 5.4 (Lenders’ participation); or

(b)	which has otherwise rescinded or repudiated a Finance Document; or
(c)	with respect to which an Insolvency Event has occurred and is continuing,

unless, in the case of paragraph (a) above:

(i)its failure to pay is caused by:

(A)administrative or technical error; or

(B)a Disruption Event; and

payment is made within five Business Days of its due date; or

(ii)the Lender is disputing in good faith whether it is contractually obliged to make the relevant payment.

“Delegate” means any delegate, agent, attorney, co-trustee or other person appointed by the Security Agent.

“Disruption Event” means either or both of:

(a)

a material disruption to those payment or communications systems or to those financial markets which are, in each case, required to operate in order for payments to be made in connection with the Facilities (or otherwise in order for the transactions contemplated by the Finance Documents to be carried out) which disruption is not caused by, and is beyond the control of, any of the Parties; or

(b)	the occurrence of any other event which results in a disruption (of a technical or systems-related nature) to the treasury or payments operations of a Party preventing that, or any other, Party:

(i)from performing its payment obligations under the Finance Documents; or

(ii)from communicating with other Parties in accordance with the terms of the Finance Documents,

and which (in either such case) is not caused by, and is beyond the control of, the Party whose operations are disrupted.

“Document of Compliance” has the meaning given to it in the ISM Code.

“dollars” and “$” mean the lawful currency, for the time being, of the United States of America.

“Earnings” means, in relation to a Ship, all moneys whatsoever which are now, or later become, payable (actually or contingently) to a Borrower or the Security Agent and which arise out of or in connection with or relate to the use or operation of that Ship, including (but not limited to):

(a)	the following, save to the extent that any of them is, with the prior written consent of the Facility Agent, pooled or shared with any other person:
(i)	all freight, hire and passage moneys including, without limitation, all moneys payable under, arising out of or in connection with a Charter or a related guarantee;
(ii)	the proceeds of the exercise of any lien on sub-freights;
(iii)	compensation payable to a Borrower or the Security Agent in the event of requisition of that Ship for hire or use;
(iv)	remuneration for salvage and towage services;
(v)	demurrage and detention moneys;
(vi)	without prejudice to the generality of sub-paragraph (i) above, damages for breach (or payments for variation or termination) of any charterparty or other contract for the employment of that Ship;

(vii)	all moneys which are at any time payable under any Insurances in relation to loss of hire;
(viii)	all monies which are at any time payable to a Borrower in relation to general average contribution; and
(b)

if and whenever that Ship is employed on terms whereby any moneys falling within sub-paragraphs (i) to (viii) of paragraph (a) above are pooled or shared with any other person, that proportion of the net receipts of the relevant pooling or sharing arrangement which is attributable to that Ship.

“Earnings Account” means, in relation to a Borrower:

(a)	an account in the name of that Borrower with the Account Bank designated “Earnings Account”;
(b)

any other account in the name of that Borrower with the Account Bank or any other bank which may, with the prior written consent of the Facility Agent, be opened in the place of the account referred to in paragraph (a) above, irrespective of the number or designation of such replacement account; or

(c)	any sub-account of any account referred to in paragraphs (a) or (b) above.

“EEA Member Country” means any member state of the European Union, Iceland, Liechtenstein and Norway.

“Eligible Institution” means:

(a)	any Lender; or
(b)

any other bank or financial institution selected by the Corporate Guarantor and subject to approval to by the Lenders in their sole discretion and not to be unreasonably withheld and which, in each case, is not an Affiliate of any Obligor or a member of the Group.

“Environmental Approval” means any present or future permit, ruling, variance or other Authorisation required under Environmental Laws.

“Environmental Claim” means any claim by any governmental, judicial or regulatory authority or any other person which arises out of an Environmental Incident or an alleged Environmental Incident or which relates to any Environmental Law and, for this purpose, “claim” includes a claim for damages, compensation, contribution, injury, fines, losses and penalties or any other payment of any kind, including in relation to clean-up and removal, whether or not similar to the foregoing; an order or direction to take, or not to take, certain action or to desist from or suspend certain action; and any form of enforcement or regulatory action, including the arrest or attachment of any asset.

“Environmental Incident” means:

(a)	any release, emission, spill or discharge of Environmentally Sensitive Material that is:

(i)within a Ship or from a Ship; and

(ii)into any other vessel or into or upon the air, water, land or soils (including the seabed) or surface water; or

(b)

any incident in which Environmentally Sensitive Material is released, emitted, spilled or discharged into or upon the air, water, land or soils (including the seabed) or surface water from a vessel other than any Ship and which involves a collision between any Ship and such other vessel or some other incident of navigation or operation, in either case, in connection with which a Ship is actually or potentially liable to be arrested, attached, detained or injuncted and/or a Ship and/or any Obligor and/or any operator or manager of a Ship is at fault or allegedly at fault or otherwise liable to any legal or administrative action; or

(c)

any other incident in which Environmentally Sensitive Material is released, emitted, spilled or discharged into or upon the air, water, land or soils (including the seabed) or surface water otherwise than from a Ship and in connection with which a Ship is actually or potentially liable to be arrested and/or where any Obligor and/or any operator or manager of a Ship is at fault or allegedly at fault or otherwise liable to any legal or administrative action, other than in accordance with an Environmental Approval.

“Environmental Law” means any present or future law relating to pollution or protection of human health or the environment, to conditions in the workplace, to the carriage, generation, handling, storage, use, release or spillage of Environmentally Sensitive Material or to actual or threatened releases of Environmentally Sensitive Material.

“Environmentally Sensitive Material” means and includes all contaminants, oil, oil products, toxic substances and any other substance (including any chemical, gas or other hazardous or noxious substance) which is (or is capable of being or becoming) polluting, toxic or hazardous.

“EU Bail-In Legislation Schedule” means the document described as such and published by the Loan Market Association (or any successor person) from time to time.

“EU Ship Recycling Regulation” means Regulation (EU) No 1257/2013 of the European Parliament and of the Council of 20 November 2013 on ship recycling and amending Regulation (EC) No 1013/2006 and Directive 2009/16/EC.

“Event of Default” means any event or circumstance specified as such in Clause 31 (Events of Default).

“Existing Facility Agent” means the “Facility Agent” as such term is defined in the Existing Facility Agreement.

“Existing Facility Agreement” means the facility agreement entered into between, inter alia, (i) Borrower A, Borrower B, Borrower C, Borrower D, Borrower E and Borrower F as joint and several borrowers and (ii) the Existing Facility Agent as facility agent and security agent dated 11 December 2019.

“Existing Indebtedness” means, at any date and in respect of the Existing Facility Agreement, the outstanding Financial Indebtedness relating to the relevant Ships on that date under the Existing Facility Agreement.

“Existing Security” means any security created to secure the Existing indebtedness.

“Facility” means the Revolving Facility or the Accordion Facility.

“Facility Office” means the office or offices notified by a Lender to the Facility Agent in writing on or before the date it becomes a Lender (or, following that date, by not less than five Business Days’ written notice) as the office or offices through which it will perform its obligations under this Agreement.

“Fair Market Value” means, in relation to a Ship, at any date, the market value of that Ship shown by the arithmetic average of two valuations each prepared:

(a)	as at a date not more than 30 days previously;
(b)	by an Approved Valuer appointed by the Borrowers;
(c)	with or without physical inspection of that Ship or vessel (as the Facility Agent may require); and
(d)	on the basis of a sale for prompt delivery for cash on normal arm’s length commercial terms as between a willing seller and a willing buyer, free of any Charter,

after deducting the estimated amount of the usual and reasonable expenses which would be incurred in connection with the sale.

“FATCA” means:

(a)	sections 1471 to 1474 of the Code or any associated regulations;
(b)

any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the US and any other jurisdiction, which (in either case) facilitates the implementation of paragraph (a) above; or

(c)

any agreement pursuant to the implementation of any treaty, law or regulation referred to in paragraphs (a) or (b) above with the US Internal Revenue Service, the US government or any governmental or taxation authority in any other jurisdiction.

“FATCA Application Date” means:

(a)	in relation to a “withholdable payment” described in section 1473(1)(A)(i) of the Code (which relates to payments of interest and certain other payments from sources within the US), 1 July 2014; or
(b)

in relation to a “passthru payment” described in section 1471(d)(7) of the Code not falling within paragraph (a) above, the first date from which such payment may become subject to a deduction or withholding required by FATCA.

“FATCA Deduction” means a deduction or withholding from a payment under a Finance Document required by FATCA.

“FATCA Exempt Party” means a Party that is entitled to receive payments free from any FATCA Deduction.

“Fee Letter” means any letter or letters dated on or about the date of this Agreement between the Bookrunners and/or the Facility Agent and the Borrowers or Guarantor setting out any of the fees referred to in Clause 13 (Fees).

“Finance Document” means:

(a)	this Agreement;
(b)	any Fee Letter;
(c)	the Membership Interests Security;
(d)	any Mortgage;
(e)	any General Assignment;
(f)	any Accounts Security;
(g)	any Manager’s Undertaking;
(h)	any Accordion Facility Finance Documents;
(i)	any Hedging Agreement;
(j)	any Hedging Agreement Assignment;
(k)	any Compliance Certificate;

(l)any Sustainability Certificate;

(m)	any Compounded Rate Supplement;
(n)	any Compounding Methodology Supplement;
(o)

any other document (whether or not it creates Security) which is executed as security for, or for the purpose of establishing any priority or subordination arrangement in relation to, the Secured Liabilities; or

(p)	any other document designated as such by the Facility Agent and the Borrowers.

“Finance Party” means the Facility Agent, the Security Agent, a Mandated Lead Arranger, a Bookrunner, the Documentation Agent, the Sustainability Coordinator, a Lender or a Hedge Counterparty.

“Financial Indebtedness” means any indebtedness for or in relation to:

(a)	moneys borrowed and debit balances at banks or other financial institutions;
(b)	any amount raised by acceptance under any acceptance credit facility or dematerialised equivalent;
(c)	any amount raised pursuant to any note purchase facility or the issue of bonds, notes, debentures, loan stock or any similar instrument;

(d)

the amount of any liability in relation to any lease or hire purchase contract which would, in accordance with GAAP, be treated as a balance sheet liability (other than any liability in respect of a lease or hire purchase contract which would, in accordance with GAAP in force prior to 1 January 2019, have been treated as an operating lease);

(e)	receivables sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis);
(f)

any amount raised under any other transaction (including any forward sale or purchase, sale and sale back or sale and leaseback agreement) having the commercial effect of a borrowing or otherwise classified as borrowing under GAAP;

(g)

any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price (and, when calculating the value of any derivative transaction, only the marked to market value shall be taken into account);

(h)	any counter-indemnity obligation in relation to a guarantee, indemnity, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution;
(i)	any amount raised by the issue of shares which are redeemable (other than at the option of the Issuer) before the Termination Date or are otherwise classified as borrowings under GAAP; and
(j)	the amount of any liability in relation to any guarantee or indemnity for any of the items referred to in paragraphs (a) to (i) above without duplication.

“Fleet Sustainability Score” has the meaning given to such term in the Sustainability Pricing Adjustment Schedule.

“Funding Rate” means any individual rate notified by a Lender to the Facility Agent pursuant to sub-paragraph (ii) of paragraph (a) of Clause 12.5 (Cost of funds).

“GAAP” means generally accepted accounting principles in the United States of America.

“General Assignment” means, in relation to a Ship, the general assignment creating Security over that Ship’s Earnings, its Insurances and any Requisition Compensation in relation to that Ship-, any charter entered into or to be entered into with a term exceeding or capable of exceeding 24 months and any charter to a member of the group and any supporting guarantee in relation to such charter in agreed form.

“Group” means, at any time, the Parent Guarantor and its Subsidiaries at that time.

“Guarantor” means the Corporate Guarantor or the Parent Guarantor.

“Hedging Agreement” means each of:

(a)	the amended and restated 2002 ISDA Master Agreement originally dated as of 13 ~~September~~ December 2019 and entered into between the Borrowers and Nordea Bank Abp;

(b)	the amended and restated 2002 ISDA Master Agreement originally dated as of 13 ~~September~~ December 2019 and entered into between the Borrowers and Skandinaviska Enskilda Banken AB (publ); ~~and~~

(c)the 2002 ISDA Master Agreement dated as of                           2022 and entered into between the Borrowers and Skandinaviska Enskilda Banken AB (publ); and

(d)

~~(c)~~any other master agreement, confirmation, transaction, schedule or other agreement in agreed form entered into or to be entered into by a Borrower or the Borrowers for the purpose of hedging interest payable under this Agreement or any Additional Swap.

“Hedging Agreement Assignment” means, in relation to a Borrower, a first assignment of that Borrower’s rights and interests in any Hedging Agreement, in agreed form.

“Hedging Close Out Gains” means, as at any relevant date, the aggregate amount certified by the Borrowers to the Facility Agent as the net aggregate amount in dollars which would be payable to any Borrower under the Hedging Agreements to which it is a party at the relevant determination date as a result of termination or closing out under such Hedging Agreements; provided that, if a Hedge Counterparty notifies the Facility Agent that such amount in respect of the Hedging Agreements to which it is a party should differ from the amount calculated by the Borrowers, the amount calculated by the relevant Hedge Counterparty shall be used in substitution for the amount certified by the Borrower.

“Hedging Close Out Liabilities” means, as at any relevant date, the aggregate amount certified by each Hedge Counterparty to the Facility Agent as the net aggregate amount in dollars which would be payable by any Borrower under the Hedging Agreements to which it is a party at the relevant determination date as a result of termination or closing out under such Hedging Agreements.

“Hedging Prepayment Proceeds” means any amount payable to a Borrower as a result of termination or closing out under a Hedging Agreement.

“Historic Term SOFR” means, in relation to any Term SOFR Loan, the most recent applicable Term SOFR for a period equal in length to the Interest Period of that Term SOFR Loan and which is as of a day which is no more than three Additional Business Days before the Quotation Day.

“Holding Company” means, in relation to a person, any other person in relation to which it is a Subsidiary.

“IFRS” means international accounting standards within the meaning of the IAS Regulation 1606/2002 to the extent applicable to the relevant financial statements.

“Indemnified Person” has the meaning given to it in Clause 16.2 (Other indemnities).

“Initial Ship” means Ship A, Ship B, Ship C, Ship D, Ship E, Ship F, Ship G, Ship H , Ship I, Ship J, Ship K or Ship ~~l~~L.

“Insolvency Event” in relation to a Lender means that Lender:

(a)is dissolved (other than pursuant to a consolidation, amalgamation or merger);

(b)	becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due;
(c)	makes a general assignment, arrangement, or composition with or for the benefit of its creditors;
(d)

institutes or has instituted against it, by a regulator, supervisor or any similar official with primary insolvency, rehabilitative or regulatory jurisdiction over it in the jurisdiction of its incorporation or organisation or the jurisdiction of its head or home office, a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights, or a petition is presented for its winding-up or liquidation by it or such regulator, supervisor or similar official;

(e)

has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition is instituted or presented by a person or entity not described in paragraph (d) above and:

(f)	results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation; or
(g)	is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof;
(h)	has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger);
(i)

seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets (other than, for so long as it is required by law or regulation not to be publicly disclosed, any such appointment which is to be made, or is made, by a person or entity described in paragraph (d) above);

(j)

has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter;

(k)	causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in paragraphs (a) to (h) above; or
(l)	takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts.

“Insurances” means, in relation to a Ship:

(a)	all policies and contracts of insurance, including entries of that Ship in any protection and indemnity or war risks association, effected in relation to that Ship, the Earnings or otherwise in relation to that Ship whether before, on or after the date of this Agreement; and

(b)

all rights and other assets relating to, or derived from, any of such policies, contracts or entries, including any rights to a return of premium and any rights in relation to any claim whether or not the relevant policy, contract of insurance or entry has expired on or before the date of this Agreement.

“Interest Payment Date” has the meaning given to it in paragraph 10.3(a) of Clause 10.3 (Payment of interest).

“Interest Period” means, in relation to the Loan or any part of the Loan, each period determined in accordance with Clause 11 (Interest Periods) and, in relation to an Unpaid Sum, each period determined in accordance with Clause 10.4 (Default interest).

“Interpolated Historic Term SOFR” means, in relation to any Term SOFR Loan, the rate (rounded to the same number of decimal places as Term SOFR) which results from interpolating on a linear basis between:

(a)	either:
(i)

the most recent applicable Term SOFR (as of a day which is not more than three Additional Business Days before the Quotation Day) for the longest period (for which Term SOFR is available) which is less than the Interest Period of that Term SOFR Loan; or

(ii)

if no such Term SOFR is available for a period which is less than the Interest Period of that Term SOFR Loan, the RFR for a day which is no more than five Additional Business Days (and no less than two Additional Business Days) before the Quotation Day; and

(b)

the most recent applicable Term SOFR (as of a day which is not more than three Additional Business Days before the Quotation Day) for the shortest period (for which Term SOFR is available) which exceeds the Interest Period of that Term SOFR Loan.

“Interpolated Term SOFR” means, in relation to any Term SOFR Loan, the rate (rounded to the same number of decimal places as Term SOFR) which results from interpolating on a linear basis between:

(a)	either:
(i)	the applicable Term SOFR (as of the Specified Time) for the longest period (for which Term SOFR is available) which is less than the Interest Period of that Term SOFR Loan; or
(ii)	if no such Term SOFR is available for a period which is less than the Interest Period of that Term SOFR Loan, the RFR for the day which is two Additional Business Days before the Quotation Day; and
(b)	the applicable Term SOFR (as of the Specified Time) for the shortest period (for which Term SOFR is available) which exceeds the Interest Period of that Term SOFR Loan.

“Inventory of Hazardous Material” means an inventory certificate or statement of compliance (as applicable) issued by the relevant classification society/shipyard authority which is supplemented by a list of any and all materials known to be potentially hazardous utilised in the construction of that Ship pursuant to the requirements of the EU Ship Recycling Regulation.

“ISM Code” means the International Safety Management Code for the Safe Operation of Ships and for Pollution Prevention (including the guidelines on its implementation), adopted by the International Maritime Organisation, as the same may be amended or supplemented from time to time.

“ISPS Code” means the International Ship and Port Facility Security (ISPS) Code as adopted by the International Maritime Organization’s (IMO) Diplomatic Conference of December 2002, as the same may be amended or supplemented from time to time.

“ISSC” means an International Ship Security Certificate issued under the ISPS Code.

“Lender” means:

(a)	any Original Lender; and
(b)

any bank, financial institution, trust, fund or other entity which has become a Party as a “Lender” in accordance with Clause 6 (Establishment of Accordion Facility) or in accordance with Clause 32 (Changes to the Lenders), which in each case has not ceased to be a Party in accordance with this Agreement.

“Limitation Acts” means the Limitation Act 1980 and the Foreign Limitation Periods Act 1984.

“LMA” means the Loan Market Association (or any successor person).

“Loan” means the aggregate amount of Advances to be made available under the Facilities or the aggregate principal amount outstanding for the time being of the borrowings under the Facilities and a “part of the Loan” means an Advance or any other part of the Loan as the context may require.

“Lookback Period” means the number of days specified as such in the Benchmark Terms.

“Major Casualty” means, in relation to a Ship, any casualty to that Ship in relation to which the claim or the aggregate of the claims against all insurers, before adjustment for any relevant franchise or deductible, exceeds $1,000,000 or the equivalent in any other currency.

“Majority Lenders” means:

(a)	if the Loan has not yet been advanced, a Lender or Lenders whose Commitments aggregate more than 66% per cent. of the Total Commitments; or
(b)

at any other time, a Lender or Lenders whose participations in the Loan aggregate more than 66% per cent. of the amount of the Loan then outstanding or, if the Loan has been repaid or prepaid in full, a Lender or Lenders whose participations in the Loan immediately before repayment or prepayment in full aggregate more than 66% per cent. of the Loan immediately before such repayment.

“Manager’s Undertaking” means, in relation to a Ship, the letter of undertaking from its Approved Technical Manager and the letter of undertaking from its Approved Commercial Manager subordinating the rights of such Approved Technical Manager and such Approved Commercial Manager respectively against that Ship and the relevant Borrower to the rights of the Finance Parties in agreed form.

“Margin” means 2.50 per cent. per annum, as adjusted as of the first day of the next Interest Period for that Advance, in accordance with the Sustainability Pricing Adjustment Schedule.

~~“Market Disruption Event” has the meaning given to it in Clause 12.4 (Market disruption).~~

“Material Adverse Effect” means, in the reasonable opinion of the Majority Lenders, a material adverse effect on:

(a)	the business, operations, property, condition (financial or otherwise) or prospects of any member of the Group or the Group as a whole; or
(b)	the ability of any Transaction Obligor to perform its obligations under any Finance Document; or
(c)

the validity or enforceability of, or the effectiveness or ranking of any Security granted or intended to be granted pursuant to any of, the Finance Documents or the rights or remedies of any Finance Party under any of the Finance Documents.

“Membership Interests Security” means, (i) in relation to an Original Borrower, a document creating Security in respect of the membership interests in that Original Borrower in agreed form or (ii) in relation to an Additional Borrower , a document creating Security in respect of the membership interests in that Additional Borrower if that Additional Borrower is a limited liability company or a document creating Security in respect of the shares in that Additional Borrower if that Additional Borrower is a limited company, in agreed form .

“Month” means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month, except that:

(a)	Other than where paragraph (b) applies:
(i)

(subject to paragraph (iii) below) if the numerically corresponding day is not a Business Day, that period shall end on the next Business Day in that calendar month in which that period is to end if there is one, or if there is not, on the immediately preceding Business Day;

(ii)	if there is no numerically corresponding day in the calendar month in which that period is to end, that period shall end on the last Business Day in that calendar month; and
(iii)	if an Interest Period begins on the last Business Day of a calendar month, that Interest Period shall end on the last Business Day in the calendar month in which that Interest Period is to end.
(b)

in relation to an Interest Period for any Compounded Rate Loan (or any other period for the accrual of commission or fees after the Rate Switch Date) for which there are rules specified as “Business Day Conventions” in the Benchmark Terms, those rules shall apply.

The above rules will only apply to the last Month of any period.

“Mortgage” means, in relation to a Ship, a first preferred or priority ship mortgage (as applicable for the Approved Flag of that Ship) and, if as applicable for the Approved Flag of the Ship, a deed of covenant collateral to the said mortgage in agreed form.

“Non-Consenting Lender” means any Lender which does not and continues not to consent or agree to a request of the Borrowers or the Facility Agent (at the request of the Borrowers) to give a consent in relation to, or to agree to a waiver or amendment of, any provision of the Finance Documents when:

(a)	the consent, waiver or amendment in question requires the approval of all of the Lenders; and
(b)	Lenders whose commitments aggregate more than 66 per cent. of the Total Commitments have consented or agreed to such waiver or amendment.

“Obligor” means a Borrower, a Hedge Guarantor, the Parent Guarantor or the Corporate Guarantor.

“Operating Costs” means, in relation to a Ship, the costs and expenses in respect of the technical and commercial operation, insurance, repair and maintenance of that Ship, all payments due under each of the management agreements for that Ship and any other day-to-day running costs in relation to that Ship (including Voyage Expenses but not including any dry docking or special survey costs).

“Original Financial Statements” means in relation to the Parent Guarantor, the unaudited consolidated financial statements of the Group for its financial year ended 31 December ~~2018~~2021.

“Overseas Regulations” means the Overseas Companies Regulations 2009 (SI 2009/1801).

“Parallel Debt” means any amount which an Obligor owes to the Security Agent under 35.2 (Parallel Debt (Covenant to pay the Security Agent)) or under that Clause as incorporated by reference or in full in any other Finance Document.

“Participating Member State” means any member state of the European Union that has the euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union.

“Party” means a party to this Agreement.

“Permitted Charter” means, in relation to a Ship, a charter:

(a)	which is a time or consecutive voyage charter;
(b)	the duration of which does not exceed and is not capable of exceeding, by virtue of any optional extensions, 14 months;
(c)	which is entered into on bona fide arm’s length terms at the time at which that Ship is fixed; and
(d)	in relation to which not more than two months’ hire is payable in advance,

and any other charter which is approved in writing by the Facility Agent acting with the authorisation of the Majority Lenders.

“Permitted Financial Indebtedness” means:

(a)	any Financial Indebtedness incurred under the Finance Documents;
(b)	until the first Utilisation Date, the Existing Indebtedness;
(c)

any Financial Indebtedness that is subordinated to all Financial Indebtedness incurred under the Finance Documents in a manner and on terms satisfactory to the Facility Agent (acting on the instructions of the Majority Lenders); and

(d)	any Financial Indebtedness reasonably incurred in connection with the normal commercial operation of the Ship.

“Permitted Security” means:

(a)	Security created by the Finance Documents;
(b)

any netting or set-off arrangement entered into by any member of the Group in the ordinary course of its banking arrangements for the purpose of netting debit and credit balances, any netting or right of pledge under the general base conditions of a Lender and any right of pledge and set off in connection with permitted cash pool arrangements;

(c)	liens for unpaid master’s and crew’s wages in accordance with usual maritime practice and not being enforced through arrest;
(d)	liens for salvage;
(e)	liens for master’s disbursements incurred in the ordinary course of trading and not being enforced through arrest; and
(f)	any other lien arising by operation of law or otherwise in the ordinary course of the operation, repair or maintenance of any Ship:
(i)	not as a result of any default or omission by any Obligor;
(ii)	not being enforced through arrest; and
(iii)	subject, in the case of liens for repair or maintenance, to Clause 28.14 (Restrictions on chartering, appointment of managers etc.),

provided in the case of paragraph (f) that such lien does not secure amounts more than 30 days overdue (unless the overdue amount is being contested in good faith by appropriate steps and for the payment of which adequate reserves are held and provided further that such proceedings do not give rise to a material risk of the relevant Ship or any interest in it being seized, sold, forfeited or lost).

“Pool Agreement” means, in relation to a Ship, any pool agreement which that Ship is a party to subject to the prior written approval of the Facility Agent acting with the authorisation of the Majority Lenders, provided the pool agreements for the Ships entered into the Ardmore MR Pool are approved.

“Poseidon Principles” means the financial industry framework for assessing and disclosing the climate alignment of ship finance portfolios published in June 2019 as the same may be amended or replaced from time to time.

“Potential Event of Default” means any event or circumstance specified in Clause 31 (Events of Default) which would (with the expiry of a grace period, the giving of notice, the making of any determination under the Finance Documents or any combination of any of the foregoing) be an Event of Default.

“Protected Party” has the meaning given to it in Clause 14.1 (Definitions).

“Quotation Day” means, in relation to any period for which an interest rate is to be determined, two Additional Business Days before the first day of that period unless market practice differs in the relevant syndicated loan market in which case the Quotation Day will be determined by the Facility Agent in accordance with that market practice (and if quotations would normally be given on more than one day, the Quotation Day will be the last of those days).

“Quoted Tenor” means any period for which Term SOFR is customarily displayed on the relevant page or screen of an information service.

“Rate Switch Date” means if the Borrowers request a switch from a Compounded Reference Rate to a Term SOFR Reference Rate, the date on which the Facility Agent, acting on the instructions of the Lenders agree in writing that interest under this Agreement should be calculated by reference to the Term SOFR Reference Rate.

“Receiver” means a receiver or receiver and manager or administrative receiver of the whole or any part of the Charged Property.

“Recognised Organisation” has the meaning given to such term in the Sustainability Pricing Adjustment Schedule.

“Reduction Amount” means the amount resulting from the following formula:

     Total Revolving Commitments

                           ~~9.7~~

(17.5 — average age of the Initial Ships on the date of this Agreement which are subject to a Mortgage on the date of the relevant reduction) / 4

“Related Fund” in relation to a fund (the “first fund”), means a fund which is managed or advised by the same investment manager or investment adviser as the first fund or, if it is managed by a different investment manager or investment adviser, a fund whose investment manager or investment adviser is an Affiliate of the investment manager or investment adviser of the first fund.

“Relevant Jurisdiction” means, in relation to a Transaction Obligor:

(a)its jurisdiction of incorporation;

(b)any jurisdiction where any asset subject to, or intended to be subject to, any of the Transaction Security created, or intended to be created, under the Finance Documents to which it is a party is situated;

(c)any jurisdiction where it conducts its business; and

(d)the jurisdiction whose laws govern the perfection of any of the Transaction Security created, or intended to be created, under the Finance Documents to which it is a party.

“Relevant Nominating Body” means any applicable central bank, regulator or other supervisory authority or a group of them, or any working group or committee sponsored or chaired by, or constituted at the request of, any of them or the Financial Stability Board.

“Relevant Person” has the meaning given to it in Clause 23.34 (Sanctions).

“Relevant Market” means the market specified as such in the Benchmark Terms.

“Repayment Date” means each date on which a Repayment Instalment is required to be paid under Clause 7.2 (Repayment of Accordion Facility).

“Repayment Instalment” has the meaning given to it in Clause 7.2 (Repayment of Accordion Facility).

“Repeating Representation” means each of the representations set out in Clause 23 (Representations) except Clause 23.10 (Insolvency) and Clause 23.12 (Deduction of Tax) and any representation of any Transaction Obligor made in any other Finance Document that is expressed to be a “Repeating Representation” or is otherwise expressed to be repeated.

“Reporting Day” means the day specified as such in the Benchmark Terms.

“Reporting Time” means the relevant time (if any) specified as such in the Benchmark Terms.

“Representative” means any delegate, agent, manager, administrator, nominee, attorney, trustee or custodian.

“Requisition” means, in relation to a Ship:

(a)

any expropriation, confiscation, requisition or acquisition of that Ship, whether for full consideration, a consideration less than its proper value, a nominal consideration or without any consideration, which is effected by any government or official authority or by any person or persons claiming to be or to represent a government or official authority (excluding a requisition for hire for a fixed period not exceeding one year without any right to an extension) unless it is within 30 days redelivered to the full control of the relevant Borrower; and

(b)	any arrest, capture, seizure or detention of that Ship (including any hijacking or theft) unless it is within 30 days redelivered to the full control of the relevant Borrower.

“Requisition Compensation” includes all compensation or other moneys payable by reason of any Requisition.

“Resolution Authority” means any body which has authority to exercise any Write-down and Conversion Powers.

“Restricted Party” means a person:

(a)	that is listed on any Sanctions List (whether designated by name or by reason of being included in a class of person);
(b)

that is domiciled, registered as located or having its main place of business in or is incorporated under the laws of, or controlled by or acting on behalf of a person located in or organised under the laws of a country, region or territory which is subject to comprehensive country-wide, region-wide or territory-wide Sanctions and not covered by a license or exemption (including, without limitation, at the date of this Agreement, Cuba, Iran, North Korea and Syria);

(c)	that is directly or indirectly owned or controlled by a person referred to in (a) and/or (b) above; or
(d)	with which any Lender is prohibited from dealing or otherwise engaging in a transaction with by any Sanctions Laws.

“RFR” means the rate specified as such in the Benchmark Terms.

“RFR Banking Day” means any day specified as such in the Benchmark Terms.

“Revolving Commitment” means:

(a)

in relation to an Original Lender, the amount set opposite its name under the heading “Revolving Commitment” in Part B of Schedule 1 (The Parties) and the amount of any other Revolving Commitment transferred to it under this Agreement; and

(b)	in relation to any other Lender, the amount of any Revolving Commitment transferred to it under this Agreement,

to the extent not cancelled, reduced or transferred by it under this Agreement.

“Revolving Facility” means the revolving credit facility made available under this Agreement as described in Clause 2.1 (The Facility).

“Revolving Facility Loan” means a loan made or to be made under the Revolving Facility or the principal amount outstanding for the time being of that loan.

“Rollover Advance” means one or more Advances under the Revolving Facility:

(a)	made or to be made on the same day that a maturing Advance under the Revolving Facility is due to be repaid;
(b)	the aggregate amount of which is equal to or less than the amount of the maturing Advance under the Revolving Facility; and
(c)	made or to be made for the purpose of refinancing that maturing Advance under the Revolving Facility.

“Safety Management Certificate” has the meaning given to it in the ISM Code.

“Safety Management System” has the meaning given to it in the ISM Code.

“Sanctions Authority” means:

(a)

the Norwegian State, the United nations, the European Union, the member states of the European Union and the United States of America and any authority acting on behalf of any of them in connection with Sanctions Laws; and

(b)

the respective government institutions and agencies of any of the foregoing (including, without limitation, the United States Office of Foreign Asset Control of the US Department of Treasury (“OFAC”), the United States Department of State, and Trade and Her Majesty’s Treasury “HMT”), or any other regulatory, government agency or enforcement authority.

“Sanctions Laws” means the economic, financial or trade sanctions laws and/or regulations, trade embargoes, prohibitions, restrictive measures, decisions, executive orders or notices from regulators implemented, adapted, imposed, administered, enacted and/or enforced by any Sanctions Authority.

“Sanctions Event” means:

(a)

any representation contained in Clause 23.34 (Sanctions) made or deemed to be made by an Obligor is or proves to have been incorrect or misleading when made or deemed to be made, or any undertaking in Clause 26.22 (Sanctions and use of proceeds) is breached;

(b)	an Obligor or any other member of the Group is or becomes a Restricted Party; or
(c)

any other event that would, in a Finance Party’s reasonable opinion, cause that Finance Party (or any Affiliate of that Finance Party) to violate Sanctions, as a result of maintaining the Facilities or its performance of, or the transactions contemplated by, the Finance Documents.

“Sanctions List” means any list of persons or entities published in connection with Sanctions Laws by or on behalf of any Sanctions Authority, each as amended, supplemented or substituted from time to time and including, without limitation, the Specially Designated Nationals and Blocked Persons list maintained by OFAC and the Consolidated List of Financial Sanctions Targets maintained by HMT.

“Secured Liabilities” means all present and future obligations and liabilities, (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of each Transaction Obligor to any Secured Party under or in connection with each Finance Document.

“Secured Party” means each Finance Party from time to time party to this Agreement and any Receiver or Delegate.

“Security” means a mortgage, pledge, lien, charge, assignment, hypothecation or security interest or any other agreement or arrangement having the effect of conferring security.

“Security Period” means the period starting on the date of this Agreement and ending on the date on which the Facility Agent is satisfied that there is no outstanding Commitment in force and that the Secured Liabilities have been irrevocably and unconditionally paid and discharged in full.

“Security Property” means:

(a)	the Transaction Security expressed to be granted in favour of the Security Agent as trustee for the Secured Parties and all proceeds of that Transaction Security;
(b)

all obligations expressed to be undertaken by a Transaction Obligor to pay amounts in relation to the Secured Liabilities to the Security Agent as trustee for the Secured Parties and secured by the Transaction Security together with all representations and warranties expressed to be given by a Transaction Obligor or any other person in favour of the Security Agent as trustee for the Secured Parties;

(c)	the Security Agent’s interest in any turnover trust created under the Finance Documents;
(d)

any other amounts or property, whether rights, entitlements, choses in action or otherwise, actual or contingent, which the Security Agent is required by the terms of the Finance Documents to hold as trustee on trust for the Secured Parties, except:

(i)	rights intended for the sole benefit of the Security Agent; and
(ii)	any moneys or other assets which the Security Agent has transferred to the Facility Agent or (being entitled to do so) has retained in accordance with the provisions of this Agreement.

“Security Value” means:

(a)	the aggregate Fair Market Value of each Ship then subject to a Mortgage and which has not become a Total Loss; plus
(b)	the net realisable value of additional Security previously provided under Clause 29 (Security Cover).

“Selection Notice” means a notice substantially in the form set out in Part B of Schedule 3 (Requests) given in accordance with Clause 11 (Interest Periods).

“Seller” means the seller of any Ship, as more particularly indicated in a memorandum of agreement to be made between that seller and a Borrower for the purchase of a Ship.

“Separate Advance” has the meaning given to it in paragraph (c) of Clause 7.1 (Reduction of Total Revolving Commitments).

“Servicing Party” means the Facility Agent or the Security Agent.

“Ship A” means the Ship described as such in further details in Schedule 7 (Ships).

“Ship B” means the Ship described as such in further details in Schedule 10 (Ships).

“Ship C” means the Ship described as such in further details in Schedule 10 (Ships).

“Ship D” means the Ship described as such in further details in Schedule 10 (Ships).

“Ship E” means the Ship described as such in further details in Schedule 10 (Ships).

“Ship F” means the Ship described as such in further details in Schedule 10 (Ships).

“Ship G” means the Ship described as such in further details in Schedule 10 (Ships).

“Ship H” means the Ship described as such in further details in Schedule 10 (Ships).

“Ship I” means the Ship described as such in further details in Schedule 10 (Ships).

“Ship J” means the Ship described as such in further details in Schedule 10 (Ships).

“Ship K” means the Ship described as such in further details in Schedule 10 (Ships).

“Ship L” means the Ship described as such in further details in Schedule 10 (Ships).

“Ship” means an Initial Ship, an Accordion Ship or any replacement vessel over which Security is provided in accordance with paragraph (f) of Clause 8.6 (Mandatory prepayment on sale or Total Loss).

“Specified Time” means a time determined in accordance with Schedule 12 (Timetables).

“Subsidiary” means a subsidiary within the meaning of section 1159 of the Companies Act 2006.

“Sustainability Certificate” means a certificate signed by ~~both~~ one ~~director and one senior~~ officer of the Parent Guarantor, in a form and substance reasonably satisfactory to the Facility Agent and substantially in the form of Schedule 8 (Form of Sustainability Certificate), delivered pursuant to Clause 24.3 (Compliance Certificate and Sustainability Certificate), that sets forth the Sustainability Pricing Adjustment.

“Sustainability Pricing Adjustment” has the meaning given to this term in the Sustainability Pricing Adjustment Schedule.

“Sustainability Pricing Adjustment Schedule” means Schedule 9 (Sustainability Pricing Adjustment Schedule), as amended from time to time in accordance with Clause 46 (Amendments and waivers) of this Agreement.

“Sustainability Report” means (i) an annual sustainability / progress report starting with the year 2021 (published in 2022) including commentary on the AER performance of the fleet, drivers of development in AER performance, initiatives to improve the AER performance of the fleet and details on diversity KPIs (i.e. bursary program ~~and cadet program~~); (ii) supporting calculations of the Fleet Sustainability Score (i.e. KPI 1) including the AER data for each vessel in the fleet as verified by a Recognised Organisation’ and reported on a consolidated basis in the annual sustainability / progress report; (iii) detail of bursaries awarded (i.e. KPI ~~2a), in addition to detail on the share of female cadets (i.e. KPI 2b)~~ 2), during the calendar year (subject to legal and GDPR compliance). Reporting which is not available in the annual sustainability / progress report will be provided by way of a separate report signed by Ardmore’s management.

“Tax” means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same).

“Tax Credit” has the meaning given to it in Clause 14.1 (Definitions).

“Tax Deduction” has the meaning given to it in Clause 14.1 (Definitions).

“Tax Payment” has the meaning given to it in Clause 14.1 (Definitions).

“Term Market Disruption Rate” means the Term SOFR Reference Rate.

“Term SOFR” means the term SOFR reference rate administered by CME Group Benchmark Administration Limited (or any other person which takes over the administration of that rate) for the relevant period published (before any correction, recalculation or republication by the administrator) by CME Group Benchmark Administration Limited (or any other person which takes over the publication of that rate).

“Term SOFR Loan” means the Loan, any part of the Loan or, if applicable, Unpaid Sum which is or becomes, a “Term SOFR Loan” pursuant to Clause 9 (Rate Switch).

“Term SOFR Reference Rate” means, in relation to a Term SOFR Loan:

(a)	the applicable Term SOFR as of the Specified Time and for a period equal in length to the Interest Period of that Term SOFR Loan; or
(b)	as otherwise determined pursuant to Clause 12.2 (Unavailability of Term SOFR),

and if, in either case, that rate is less than zero, the Term SOFR Reference Rate shall be deemed to be zero.

“Termination Date” means ~~the fifth anniversary of the date of this Agreement~~30 June 2027.

“Third Parties Act” has the meaning given to it in Clause 1.5 (Third party rights).

“Total Accordion Facility Commitments” means the aggregate of the Accordion Facility Commitments, being $0 at the date of this Agreement, but which may be increased to $~~100,000,000~~ 60,000,000 in accordance with and subject to the terms of this Agreement.

“Total Commitments” means the aggregate of the Revolving Commitments and the Total Accordion Facility Commitments, being a maximum of $245,500,000 at the date of this Agreement.

“Total Loss” means, in relation to a Ship:

(a)	actual, constructive, compromised, agreed or arranged total loss of that Ship; or
(b)	any Requisition.

“Total Loss Date” means, in relation to the Total Loss of a Ship:

(a)	in the case of an actual loss of that Ship, the date on which it occurred or, if that is unknown, the date when that Ship was last heard of;

(b)	in the case of a constructive, compromised, agreed or arranged total loss of that Ship, the earlier of:
(i)	the date on which a notice of abandonment is given to the insurers; and
(ii)	the date of any compromise, arrangement or agreement made by or on behalf of the relevant Borrower with that Ship’s insurers in which the insurers agree to treat that Ship as a total loss; and
(c)	in the case of any other type of total loss, the date (or the most likely date) on which it appears to the Facility Agent that the event constituting the total loss occurred.

“Total Revolving Commitments” means the aggregate of the Revolving Commitments, being $~~145,500,000~~ 185,500,000 at the date of this Agreement.

“Transaction Document” means:

(a)	a Finance Document;
(b)	any Pool Agreement; or
(c)	any other document designated as such by the Facility Agent and the Borrower.

“Transaction Obligor” means an Obligor, an Approved Manager which is a member of the Group or any other person, except a Finance Party who executes a Finance Document.

“Transaction Security” means the Security created or intended to be created in favour of the Security Agent pursuant to the Finance Documents.

“Transfer Certificate” means a certificate substantially in the form set out in Schedule 5 (Form of Transfer Certificate) or any other form agreed between the Facility Agent and the Borrowers.

“Transfer Date” means, in relation to an assignment or a transfer, the later of:

(a)	the proposed Transfer Date specified in the relevant Assignment Agreement or Transfer Certificate; and
(b)	the date on which the Facility Agent executes the relevant Assignment Agreement or Transfer Certificate.

“UK Bail-In Legislation” means Part 1 of the United Kingdom Banking Act 2009 and any other law or regulation applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutes or their affiliates (otherwise than through liquidation, administration or other insolvency proceedings).

“UK Establishment” means a UK establishment as defined in the Overseas Regulations.

“Unpaid Sum” means any sum due and payable but unpaid by an Obligor under the Finance Documents.

“Utilisation” means the utilisation of a Facility.

“Utilisation Date” means the date of a Utilisation, being the date on which the relevant Advance is to be made.

“Utilisation Request” means a notice substantially in the form set out in Part A of Schedule 3 (Requests).

“VAT” means:

(a)	any value added tax imposed by the Value Added Tax Act 1994;
(b)	any tax imposed in compliance with the Council Directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112); and
(c)

any other tax of a similar nature, whether imposed in the United Kingdom or in a member state of the European Union in substitution for, or levied in addition to, such tax referred to in paragraph (a) or (b) above, or imposed elsewhere.

“Voyage Expenses” means, in relation to a Ship, expenses and disbursements incurred by a Borrower or an Approved Manager in respect of that Ship for port dues, canal dues, pilotage, towage and other charges and/or taxes customarily charged to that Ship under a normal voyage charter together with the cost of repositioning for the next voyage and the cost of bunker fuel and lubrication oil consumed on such voyage or in repositioning and including insurance premiums and reimbursement where applicable.

“Write-down and Conversion Powers” means:

(a)

in relation to any Bail-In Legislation described in the EU Bail-In Legislation Schedule from time to time, the powers described as such in relation to that Bail-In Legislation in the EU Bail-In Legislation Schedule;

(b)

in relation to the UK Bail-In Legislation, any powers under that UK Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that UK Bail-In Legislation that are related to or ancillary to any of those powers; and

(c)	in relation to any other applicable Bail-In Legislation:
(i)

any powers under that Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers;

(ii)	any similar or analogous powers under that Bail-In Legislation.
1.2	Construction
(a)	Unless a contrary indication appears, a reference in this Agreement to:
(i)

the “Account Bank”, any “Mandated Lead Arranger”, any “Bookrunner”, the “Facility Agent”, any “Finance Party”, any “Hedge Counterparty”, any “Lender”, any “Obligor”, any “Party”, any “Secured Party”, the “Security Agent”, any “Transaction Obligor”, the “Documentation Agent”, the “Sustainability Coordinator”, or any other person shall be construed so as to include its successors in title, permitted assigns and permitted transferees to, or of, its rights and/or obligations under the Finance Documents;

(ii)	“assets” includes present and future properties, revenues and rights of every description;
(iii)	“contingent liability” means a liability which is not certain to arise and/or the amount of which remains unascertained;
(iv)	“document” includes a deed and also a letter or fax;
(v)	“expense” means any kind of cost, charge or expense (including all legal costs, charges and expenses) and any applicable Tax including VAT;
(vi)

a Lender’s “cost of funds” in relation to its participation in the Loan or any part of the Loan is a reference to the average cost (determined either on an actual or a notional basis) which that Lender would incur if it were to fund, from whatever source(s) it may reasonably select, an amount equal to the amount of that participation in the Loan or that part of the Loan for a period equal in length to the Interest Period of the Loan or that part of the Loan;

(vii)

a “Finance Document” or “Transaction Document” or any other agreement or instrument is a reference to that Finance Document or Transaction Document or other agreement or instrument as amended, replaced, novated, supplemented, extended or restated;

(viii)	a “group of Lenders” includes all the Lenders;
(ix)	“indebtedness” includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;
(x)

“law” includes any order or decree, any form of delegated legislation, any treaty or international convention and any regulation or resolution of the Council of the European Union, the European Commission, the United Nations or its Security Council;

(xi)	“proceedings” means, in relation to any enforcement provision of a Finance Document, proceedings of any kind, including an application for a provisional or protective measure;
(xii)

a “person” includes any individual, firm, company, corporation, government, state or agency of a state or any association, trust, joint venture, consortium, partnership or other entity (whether or not having separate legal personality);

(xiii)

a “regulation” includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or regulatory, self-regulatory or other authority or organisation;

(xiv)

a reference to the “Ship”, its name, its flag and, if applicable, its port of registry shall include any replacement name, flag and, if applicable, replacement port of registry, in each case, as may be approved in writing from time to time by the Facility Agent acting with the authorisation of the Majority Lenders;

(xv)	a provision of law is a reference to that provision as amended or re-enacted from time to time;
(xvi)	a time of day is a reference to London time;
(xvii)

any English legal term for any action, remedy, method of judicial proceeding, legal document, legal status, court, official or any legal concept or thing shall, in respect of a jurisdiction other than England, be deemed to include that which most nearly approximates in that jurisdiction to the English legal term;

(xviii)	words denoting the singular number shall include the plural and vice versa; and
(xix)	“including” and “in particular” (and other similar expressions) shall be construed as not limiting any general words or expressions in connection with which they are used.
(b)

The determination of the extent to which a rate is “for a period equal in length” to an Interest Period shall disregard any inconsistency arising from the last day of that Interest Period being determined pursuant to the terms of this Agreement.

(c)	Section, Clause and Schedule headings are for ease of reference only and are not to be used for the purposes of construction or interpretation of the Finance Documents.
(d)

Unless a contrary indication appears, a term used in any other Finance Document or in any notice given under, or in connection with, any Finance Document has the same meaning in that Finance Document or notice as in this Agreement.

(e)	A reference in this Agreement to a page or screen of an information service displaying a rate shall include:
(i)	any replacement page of that information service which displays that rate; and
(ii)	the appropriate page of such other information service which displays that rate from time to time in place of that information service,

and, if such page or service ceases to be available, shall include any other page or service displaying that rate specified by the Facility Agent after consultation with the Borrower.

(f)	A reference in this Agreement to a Central Bank Rate shall include any successor rate to, or replacement rate for, that rate.
(g)	Any Compounded Rate Supplement overrides anything in:

(i)Schedule 14 (Benchmark Terms); or

(ii)any earlier Compounded Rate Supplement.

(h)	A Compounding Methodology Supplement relating to the Daily Non-Cumulative Compounded RFR Rate or the Cumulative Compounded RFR Rate overrides anything relating to that rate in:

(i)Schedule 15 (Daily Non-Cumulative Compounded RFR Rate) or Schedule 16 (Cumulative Compounded RFR Rate), as the case may be; or

(ii)any earlier Compounding Methodology Supplement.

(i)	A Potential Event of Default is “continuing” if it has not been remedied or waived and an Event of Default is “continuing” if it has not been waived.
1.3	Construction of insurance terms

In this Agreement:

“approved” means, for the purposes of Clause 27 (Insurance Undertakings), approved in writing by the Facility Agent;

“excess risks” means, in respect of a Ship, the proportion of claims for general average, salvage and salvage charges not recoverable under the hull and machinery policies in respect of that Ship in consequence of its insured value being less than the value at which that Ship is assessed for the purpose of such claims;

“obligatory insurances” means all insurances effected, or which any Borrower is obliged to effect, under Clause 27 (Insurance Undertakings) or any other provision of this Agreement or of another Finance Document;

“policy” includes a slip, cover note, certificate of entry or other document evidencing the contract of insurance or its terms;

“protection and indemnity risks” means the usual risks covered by a protection and indemnity association managed in London, including pollution risks and the proportion (if any) of any sums payable to any other person or persons in case of collision which are not recoverable under the hull and machinery policies by reason of the incorporation in them of clause 1 of the Institute Time Clauses (Hulls) (1/10/82) or clause 8 of the Institute Time Clauses (Hulls) (1/11/1995) or the Institute Amended Running Down Clause (1/10/71) or any equivalent provision; and

“war risks” includes the risk of mines and all risks excluded by clauses 29, 30 or 31 of the International Hull Clauses (1/11/02), clauses 29 or 30 of the International Hull Clauses (1/11/03), clauses 24, 25 or 26 of the Institute Time Clauses (Hulls) (1/11/95) or clauses 23, 24 or 25 of the Institute Time Clauses (Hulls) (1/10/83) or any equivalent provision.

1.4	Agreed forms of Finance Documents

References in Clause 1.1 (Definitions) to any Finance Document being in “agreed form” are to that Finance Document:

(a)	in a form attached to a certificate dated the same date as this Agreement (and signed by each Borrower and the Facility Agent); or

(b)	in any other form agreed in writing between each Borrower and the Facility Agent acting with the authorisation of the Lenders.

1.5Third party rights

(a)

Unless expressly provided to the contrary in a Finance Document, a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 (the “Third Parties Act”) to enforce or to enjoy the benefit of any term of this Agreement.

(b)	Notwithstanding any term of any Finance Document, the consent of any person who is not a Party is not required to rescind or vary this Agreement at any time.
(c)

Any Receiver, Delegate or any other person described in paragraph (e) of Clause 16.2 (Other indemnities), paragraph (b) of Clause 34.10 (Exclusion of liability) or Clause 35.15 (No proceedings) may, subject to this Clause 1.5 (Third party rights) and the Third Parties Act, rely on any Clause of this Agreement which expressly confers rights on it.

SECTION 2

THE FACILITY

2THE FACILITY

2.1The Facilities

Subject to the terms of this Agreement, the Lenders shall make available to the Borrowers:

(a)	a dollar revolving credit facility in an aggregate amount not exceeding the Total Revolving Commitments; and
(b)	a dollar term loan accordion facility in an aggregate amount not exceeding the Total Accordion Facility Commitments.
2.2	Finance Parties’ rights and obligations
(a)

The obligations of each Finance Party under the Finance Documents are several. Failure by a Finance Party to perform its obligations under the Finance Documents does not affect the obligations of any other Party under the Finance Documents. No Finance Party is responsible for the obligations of any other Finance Party under the Finance Documents.

(b)

The rights of each Finance Party under or in connection with the Finance Documents are separate and independent rights and any debt arising under the Finance Documents to a Finance Party from an Obligor shall be a separate and independent debt.

(c)	A Finance Party may, except as otherwise stated in the Finance Documents, separately enforce its rights under the Finance Documents.
(d)

Notwithstanding any other provision of the Finance Documents, a Finance Party may separately sue for any Unpaid Sum due to it without the consent of any other Finance Party or joining any other Finance Party to the relevant proceedings.

2.3	Borrowers’ Agent
(a)

Each Borrower and the Corporate Guarantor by its execution of this Agreement irrevocably appoints the Parent Guarantor to act on its behalf as its agent in relation to the Finance Documents and irrevocably authorises:

(i)

the Parent Guarantor on its behalf to supply all information concerning itself contemplated by this Agreement to the Finance Parties and to give all notices and instructions (including Utilisation Requests), to make such agreements and to effect the relevant amendments, supplements and variations capable of being given, made or effected by any Borrower notwithstanding that they may affect the Borrower, without further reference to or the consent of that Borrower and/or the Corporate Guarantor; and

(ii)	each Finance Party to give any notice, demand or other communication to that Borrower and/or the Corporate Guarantor pursuant to the Finance Documents to the Parent Guarantor,

and in each case each Borrower and/or the Corporate Guarantor shall be bound as though that Borrower and/or the Corporate Guarantor itself had given the notices and instructions (including, without limitation, any Utilisation Requests) or executed or made the agreements or effected the amendments, supplements or variations, or received the relevant notice, demand or other communication.

(b)

Every act, omission, agreement, undertaking, settlement, waiver, amendment, supplement, variation, notice or other communication given or made by the Parent Guarantor or given to the Parent Guarantor under any Finance Document on behalf of a Borrower and/or the Corporate Guarantor or in connection with any Finance Document (whether or not known to any Borrower and/or the Corporate Guarantor) shall be binding for all purposes on that Borrower and/or the Corporate Guarantor as if that Borrower and/or the Corporate Guarantor had expressly made, given or concurred with it. In the event of any conflict between any notices or other communications of the Parent Guarantor and any Borrower and/or the Corporate Guarantor, those of the Parent Guarantor shall prevail.

2.4	Accordion Ships

Subject to the terms of this Agreement, before the end of the Availability Period in respect of the Accordion Facility, the Borrowers may utilise the Available Commitment in respect of the Accordion Facility provided that:

(a)	the Borrowers have complied with Clause 6 (Establishment of Accordion Facility);
(b)	the relevant Additional Borrower accedes to this Agreement in accordance with Clause 33.2 (Additional Borrowers);
(c)	the Accordion Ship owned by that Additional Borrower satisfies the Accordion Ship Criteria;
(d)	no Default has occurred and is continuing; and
(e)

the relevant conditions precedent referred to in Clause 4.1 (Initial conditions precedent) and/or Clause 4.2 (Further conditions precedent) in relation to that Additional Borrower and that Accordion Ship have been satisfied.

3	PURPOSE
3.1	Purpose

Each Borrower shall apply all amounts borrowed by it under the Facilities only for the purpose stated in the preamble (Background) to this Agreement.

3.2	Monitoring

No Finance Party is bound to monitor or verify the application of any amount borrowed pursuant to this Agreement.

4	CONDITIONS OF UTILISATION
4.1	Initial conditions precedent

The Borrowers may not deliver the initial Utilisation Request unless the Facility Agent has received all of the documents and other evidence listed in Part A of Schedule 2 (Conditions Precedent) in form and substance satisfactory to the Facility Agent.

4.2	Further conditions precedent

The Lenders will only be obliged to comply with Clause 5.4 (Lenders’ participation) if on the date of the Utilisation Request and on the proposed Utilisation Date and before the Advance is made available:

(a)

in the case of a Rollover Advance, no Event of Default is continuing or would result from the proposed Advance, and in the case of any other Advance, no Default is continuing or would result from the advance of the proposed Advance;

(b)	the Repeating Representations to be made by each Obligor are true;
(c)	no event described in paragraph (a) of Clause 8.6 (Mandatory prepayment on sale or Total Loss) has occurred in relation to any Ship;
(d)	the Borrowers are in compliance with Clause 29.1 (Security cover) immediately after the making of any Advance;
(e)	no breach of Clause 25 (Financial Covenants) has occurred or will occur as a result of the proposed Advance under the Accordion Facility;
(f)

in the case of the first Advance under the Revolving Facility and any subsequent Advance to finance or re-finance an Initial Ship, the Facility Agent has received, or is satisfied it will receive when that Advance is advanced, all of the documents and other evidence listed in Part B of Schedule 2 (Conditions Precedent) in form and substance satisfactory to the Facility Agent; and

(g)

in the case of an Advance under the Accordion Facility or where a Rollover Advance is to be used to finance or refinance part of an Accordion Ship, the Facility Agent has received, or is satisfied it will receive when that Advance is advanced, all of the documents and other evidence listed in Part C of Schedule 2 (Conditions Precedent) in form and substance satisfactory to the Facility Agent.

4.3	Notification of satisfaction of conditions precedent
(a)

The Facility Agent shall notify the Borrowers and the Lenders promptly upon being satisfied as to the satisfaction of the conditions precedent referred to in Clause 4.1 (Initial conditions precedent) and Clause 4.2 (Further conditions precedent).

(b)

Other than to the extent that the Majority Lenders notify the Facility Agent in writing to the contrary before the Facility Agent gives the notification described in paragraph (a) above, the Lenders authorise (but do not require) the Facility Agent to give that notification. The Facility Agent shall not be liable for any damages, costs or losses whatsoever as a result of giving any such notification.

4.4Waiver of conditions precedent

If the Lenders, at their discretion, permit the Loan to be borrowed before any of the conditions precedent referred to in Clause 4.1 (Initial conditions precedent) or Clause 4.2 (Further conditions precedent) has been satisfied, the Borrowers shall ensure that that condition is satisfied within five Business Days after the relevant Utilisation Date or such later date as the Facility Agent, acting with the authorisation of the Lenders, may agree in writing with the Borrowers.

SECTION 3

UTILISATION

5UTILISATION

5.1Delivery of the Utilisation Request

(a)	The Borrowers may utilise the Facilities or any part of it by delivery to the Facility Agent of a duly completed Utilisation Request not later than the Specified Time.
(b)

The Borrower may not deliver a Utilisation Request if, as a result of the proposed Utilisation, more than ~~10~~ 12 Advances with different Interest Periods in respect of the Revolving Facility or, once the Accordion Facility has been established in accordance with this Agreement, more than ~~six~~ 18 Advances with different Interest Periods in total would have been made under the Revolving Facility and the Accordion Facility and still be outstanding.

5.2Completion of Utilisation Request

(a)	A Utilisation Request is irrevocable and will not be regarded as having been duly completed unless:
(i)	it identifies the Facility to be utilised;
(ii)	the proposed Utilisation Date is a Business Day within the relevant Availability Period;
(iii)	the currency and amount of the Utilisation comply with Clause 5.3 (Currency and amount); and
(iv)	the proposed Interest Period complies with Clause 11 (Interest Periods).

(b)Only one Advance may be requested in a Utilisation Request.

5.3Currency and amount

(a)The currency specified in the Utilisation Request must be dollars.

(b)The amount of a proposed Loan must be an amount which is no more than:

(i)	in the case of the Revolving Facility, the Available Commitment in relation to the Revolving Facility; and
(ii)	in the case of the Accordion Facility, the Available Commitment in relation to the Accordion Facility.
(c)	Subject to paragraph (d) below, the amount of any proposed Advance under the Revolving Facility must be a minimum of $1,000,000.

(d)The amount of the proposed Loan must be an amount which is not more than:

(i)in the case of the Revolving Facility, the Available Facility in relation to the Revolving Facility; and

(ii)	in the case of the Accordion Facility, the Available Facility in relation to the Accordion Facility.
(e)

The amount of the proposed Loan must be an amount which would not oblige the Borrowers to provide additional security or prepay part of the Loan if the ratio set out in Clause 29 (Security Cover) were applied and notice was given by the Facility Agent under Clause 29.1 (Minimum required security cover) immediately after the Loan was advanced.

(f)

Without prejudice to paragraph (c) of Clause 5.5 (Cancellation of Commitments) the Total Commitments after any Advance which is to be secured by a Mortgage shall not exceed the lower of (i) 60 per cent. of the aggregate Index Amount of the Ships that will be subject to a Mortgage upon the making of that Advance; and (ii) 60 per cent. of the aggregate Fair Market Value of the Ships that will be subject to a Mortgage upon the making of that Advance, determined by valuations prepared as at a date not more than 30 days before the proposed Utilisation Date.

5.4Lenders’ participation

(a)

If the conditions set out in this Agreement have been met, and subject to Clause 7.1 (Reduction of Total Revolving Commitments), each Lender shall make its participation in the Loan available by the Utilisation Date through its Facility Office.

(b)	The amount of each Lender’s participation in each Advance will be equal to the proportion borne by its Available Commitment to the relevant Available Facility immediately before making that Advance.
(c)

The Facility Agent shall notify each Lender of the amount of each Advance and the amount of its participation in that Advance and, in the case of an Advance under the Revolving Facility, if different, the amount of that participation to be made available in accordance with Clause 39 (Payment Mechanics) in each case by the Specified Time.

5.5Cancellation of Commitments

(a)	The Accordion Facility Commitments which are unutilised at the end of the Availability Period for the Accordion Facility shall then be cancelled.
(b)	The Revolving Commitments which are unutilised at the end of the Availability Period for the Revolving Facility shall then be cancelled.
(c)

The amount of the Total Commitments in excess of 60 per cent. of the Fair Market Value of the Initial Ships as at the first Utilisation Date shall be cancelled on the first Utilisation Date immediately prior to the making of the first Advance, such cancellation to applied to the Revolving Commitments.

5.6Payment to third parties

The Facility Agent shall, on each Utilisation Date, pay to, or for the account of, the relevant Borrower which is to utilise the relevant Advance the amounts which the Facility Agent receives from the Lenders in respect of that Advance. That payment shall be made in like funds as the Facility Agent received from the Lenders in respect of that Advance:

(a)	to the account of the Existing Facility Agent under the Existing Facility Agreement which the Borrowers specify in the relevant Utilisation Request;

(b)	to the account of any Seller which the Borrowers specify in the relevant Utilisation Request; or
(c)	to the account of an Obligor which the Borrowers specify in the relevant Utilisation Request.
5.7	Disbursement of Loan to third party

A payment by the Facility Agent under Clause 5.6 (Payment to third parties) to a person other than a Borrower shall constitute the making of the Loan and the Borrowers shall at that time become indebted, as principal and direct obligor, to each Lender in an amount equal to that Lender’s participation in that the Loan.

5.8	Prepositioning of funds

If, in respect any proposed Advance under the Loan, the Lenders, at the request of the Borrowers and on terms acceptable to all the Lenders and in their absolute discretion, preposition funds with any bank, the Borrowers and the Guarantors:

(a)

agree to pay interest on the amount of the funds so prepositioned at the rate described in Clause 10.1 (Calculation of interest) on the basis of successive interest periods of one day and so that interest shall be paid together with the first payment of interest on such Advance after the Utilisation Date in respect of it or, if such Utilisation Date does not occur, within three Business Days of demand by the Facility Agent; and

(b)	shall, without duplication, indemnify each Finance Party against any costs, loss or liability it may incur in connection with such arrangement.
6	ESTABLISHMENT OF ACCORDION FACILITY
6.1	Selection of Accordion Facility Lenders
(a)	Definitions

In this Clause 6 (Establishment of Accordion Facility):

“Further Accordion Facility Shortfall” means, in relation to the Proposed Facility Size, any amount by which the Proposed Facility Size exceeds the aggregate of the proposed Accordion Facility Commitments offered by the Participating Lenders following the operation of paragraph (f) below.

“Accordion Facility Proportion” means, in relation to the Proposed Facility Size, the proportion borne from time to time by a Participating Lender’s proposed Accordion Facility Commitment to the Proposed Facility Size.

“Accordion Facility Proposal” means a notice from the Borrowers addressed to each Lender which:

(a)	invites each Lender to participate in a proposed Accordion Facility; and
(b)	sets out the proposed Accordion Facility Terms applicable to the Accordion Facility and any fee or commission proposed to be payable to lenders under the proposed Accordion Facility.

“Accordion Facility Shortfall” means, in relation to the Proposed Facility Size, any amount by which the Proposed Facility Size exceeds the aggregate of the proposed Accordion Facility Commitments offered by the Participating Lenders pursuant to paragraph (c) below (as adjusted, if applicable, pursuant to paragraph (e) below).

“Accordion Facility Solicitation Period” means, in relation to the Accordion Facility Proposal, the period of time starting on the date of the Accordion Facility Proposal and ending on the date which falls 20 Business Days (or such longer period as the Borrowers and the Facility Agent may agree) after the date of the Accordion Facility Proposal.

“Participating Lender” means, in relation to the Accordion Facility Proposal, any Eligible Institution which makes an offer in respect of the Accordion Facility proposed in the Accordion Facility Proposal pursuant to paragraph (c) below.

“Proposed Facility Size” means, in relation to the Accordion Facility Proposal, the proposed Total Accordion Facility Commitments set out in the Accordion Facility Proposal.

(b)	Invitation to all Lenders under the Revolving Facility

The Corporate Guarantor shall invite all Lenders under the Revolving Facility, in writing to become an Accordion Facility Lender on a pro rata basis, by delivery of the Accordion Facility Proposal to the Facility Agent and each of those Lenders.

(c)	Lender’s offer

Any Lender which wishes to become an Accordion Facility Lender in respect of an Accordion Facility proposed in an Accordion Facility Proposal shall notify the Corporate Guarantor and the Facility Agent of the proposed Accordion Facility Commitment that it unconditionally offers to make available in respect of the proposed Accordion Facility no later than 5:00 p.m. on the last day of the Accordion Facility Solicitation Period relating to the Accordion Facility Proposal.

(d)	Expiry of Lender’s offer

Each Participating Lender’s offer under paragraph (c) above (as adjusted, if applicable, pursuant to paragraphs (e) or (f) below) in respect of the Accordion Facility proposed in the Accordion Facility Proposal shall, unless otherwise agreed by all the Participating Lenders under the Accordion Facility Proposal, expire on the earlier of:

(i)	the day falling 30 Business Days after the last day of the Accordion Facility Solicitation Period relating to the Accordion Facility Proposal; and
(ii)	the day falling 10 Business Days after the Accordion Facility Date in respect of the proposed Accordion Facility.
(e)	Scaleback of Lenders’ offers

If the aggregate amount of the proposed Accordion Facility Commitments offered by the Participating Lenders pursuant to paragraph (c) above in respect of the Accordion Facility proposed in the Accordion Facility Proposal exceeds the Proposed Facility Size set out in the Accordion Facility Proposal, those proposed Accordion Facility Commitments shall be reduced pro rata to the extent necessary, provided that any Lender who is a Participating Lender shall have a right of first refusal to be allocated such Lender’s Accordion Facility Proportion relating to the Proposed Facility Size not greater than the proportion borne by the aggregate of such Lender’s Commitments to the aggregate of the Commitments of all of the Lenders.

(f)	Invitation to Participating Lenders if shortfall

If there is an Accordion Facility Shortfall relating to the Proposed Facility Size set out in the Accordion Facility Proposal, the Corporate Guarantor shall invite each Participating Lender under the Accordion Facility Proposal to increase the proposed Accordion Facility Commitment offered by it in respect of the Accordion Facility proposed in the Accordion Facility Proposal by an amount no greater than that Accordion Facility Shortfall.

(g)	Deadline for Participating Lenders to offer increase

Each Participating Lender under the Accordion Facility Proposal shall notify the Corporate Guarantor and the Facility Agent of its offer of an increased proposed Accordion Facility Commitment (if any) pursuant to paragraph (f) above no later than 5:00 p.m. on the day falling 10 Business Days after the last day of the Accordion Facility Solicitation Period relating to the Accordion Facility Proposal.

(h)	Wider invitation if further shortfall

If there is a Further Accordion Facility Shortfall relating to the Proposed Facility Size set out in the Accordion Facility Proposal, the Corporate Guarantor may, in any manner, invite any Eligible Institution to offer proposed Accordion Facility Commitments in respect of the Accordion Facility proposed in the Accordion Facility Proposal in a maximum aggregate amount no greater than that Further Accordion Facility Shortfall.

(i)	Participating Lender’s Accordion Facility Commitment

Each Participating Lender’s Accordion Facility Commitment specified in the Accordion Facility Notice delivered in respect of the Accordion Facility proposed in the Accordion Facility Proposal shall, unless that Participating Lender agrees to be allocated an Accordion Facility Commitment in a lower amount, be in an amount equal to the amount of the proposed Accordion Facility Commitment offered by that Participating Lender in response to the Accordion Facility Proposal (as adjusted, if applicable, pursuant to paragraphs (e) or (f) above).

(j)	Accordion Facility Terms

The Accordion Facility Terms specified in the Accordion Facility Notice delivered in respect of the Accordion Facility and any fee or commission payable to the Accordion Facility Lenders under the Accordion Facility shall be the same as those set out in the Accordion Facility Proposal relating to the Accordion Facility.

(k)	Amendment and withdrawal

The Corporate Guarantor shall not amend the Accordion Facility Proposal but may withdraw the Accordion Facility Proposal at any time.

(l)	Effect of withdrawal

Withdrawal of the Accordion Facility Proposal shall terminate the process set out in this Clause 6 (Establishment of Accordion Facility) in respect of the Accordion Facility proposed in the Accordion Facility Proposal and the Accordion Facility shall not be established. Any withdrawal of an Accordion Facility Proposal shall not prohibit the Corporate Guarantor from delivering one or more new Accordion Facility Proposals at a later date but within the Accordion Facility Availability Period.

6.2	Accordion Facility Commitment

The Accordion Facility Commitments specified in the Accordion Facility Notice:

(a)	must be in an amount of not less than $20,000,000;
(b)	must be in an amount that, when aggregated with all other Accordion Facility Commitments, does not exceed $~~100,000,000~~60,000,000.
6.3	Delivery of the Accordion Facility Notice
(a)

On completion of the solicitation process set out in Clause 6.1 (Selection of Accordion Facility Lenders), the Corporate Guarantor and each relevant Accordion Facility Lender may request the establishment of an Accordion Facility by the Corporate Guarantor delivering to the Facility Agent the duly completed Accordion Facility Notice not later than 10 Business Days (or such shorter period as the Facility Agent may agree) prior to the proposed Accordion Facility Date specified in the Accordion Facility Notice.

(b)	The Accordion Facility Notice may not be delivered after the Availability Period.
6.4	Completion of the Accordion Facility Notice
(a)	The Accordion Facility Notice is irrevocable and will not be regarded as having been duly completed unless:
(i)	it sets out the Accordion Facility Terms applicable to the Accordion Facility;
(ii)	the Accordion Facility Terms applicable to the Accordion Facility comply with Clause 6.5 (Restrictions on Accordion Facility Terms and fees); and
(iii)

the Accordion Facility Lenders and the Accordion Facility Commitments set out in the Accordion Facility Notice have been selected and allocated in accordance with Clause 6.1 (Selection of Accordion Facility Lenders).

(b)	No more than three Accordion Facilities may be requested.
6.5	Restrictions on Accordion Facility Terms and fees
(a)	Currency

The Accordion Facility shall be denominated in dollars.

(b)	Commitment fee

The percentage rate per annum according to which the fee payable under Clause 13.1 (Commitment fee) in respect of the Accordion Facility is computed shall not exceed 40 per cent. per annum of the Margin.

(c)	Borrowers

The Accordion Facility shall be available only to an Additional Borrower.

(d)	Purpose

The Accordion Facility shall only be used for the purpose set out in Clause 3 (Purpose).

(e)	Availability

The Accordion Facility shall only be available during the Availability Period.

6.6	Conditions to establishment
(a)	The establishment of the Accordion Facility will only be effected in accordance with Clause 6.7 (Establishment of Accordion Facility) if:
(i)	on the date of the Accordion Facility Notice and on the Accordion Facility Date:
(A)	no Default is continuing or would result from the establishment of the proposed Accordion Facility; and
(B)	the Repeating Representations to be made by each Obligor are true in all material respects;
(ii)	the Facility Agent has received in form and substance satisfactory to it:
(A)	the originals of any Accordion Facility Finance Documents (and of any documents required to be delivered by them); and
(B)

such documents (if any) as are reasonably necessary as a result of the establishment of the Accordion Facility to maintain the effectiveness of the Finance Documents and the Security Interests created thereunder including, but not limited to, any addenda or supplements to the Mortgages; and

(C)	such legal opinions as the Facility Agent may require in connection with the documents referred to in this paragraph (i)(A).
(b)	The Facility Agent shall notify the Corporate Guarantor and the Lenders promptly upon being satisfied under sub-paragraph (a)(ii) of paragraph (a) above.
(c)

Other than to the extent that the Majority Lenders notify the Facility Agent in writing to the contrary before the Facility Agent gives the notification described in paragraph (b) above, the Lenders authorise (but do not require) the Facility Agent to give that notification. The Facility Agent shall not be liable for any damages, costs or losses whatsoever as a result of giving any such notification.

6.7	Establishment of Accordion Facility
(a)

If the conditions set out in this Agreement have been met the establishment of the Accordion Facility is effected in accordance with paragraph (c) below when the Facility Agent executes an otherwise duly completed Accordion Facility Notice. The Facility Agent shall, subject to paragraph (b) below, as soon as reasonably practicable after receipt by it of the duly completed Accordion Facility Notice appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute the Accordion Facility Notice.

(b)

The Facility Agent shall only be obliged to execute the Accordion Facility Notice delivered to it by the Borrowers once it is satisfied it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations in relation to the establishment of the Accordion Facility.

(c)	On the Accordion Facility Date:
(i)

subject to the terms of this Agreement the Accordion Facility Lenders make available a dollar term facility in an aggregate amount equal to the Accordion Facility Commitments specified in the Accordion Facility Notice which will be available to the Borrowers;

(ii)

each Accordion Facility Lender shall assume all the obligations of a Lender corresponding to the Accordion Facility Commitment (the “Assumed Accordion Facility Commitment”) specified opposite its name in the Accordion Facility Notice as if it had been an Original Lender in respect of the Accordion Facility Commitment;

(iii)

each of the Obligors and each Accordion Facility Lender shall assume obligations towards one another and/or acquire rights against one another as the Obligors and that Accordion Facility Lender would have assumed and/or acquired had that Accordion Facility Lender been an Original Lender in respect of the Assumed Accordion Facility Commitment;

(iv)

each Accordion Facility Lender and each of the other Finance Parties shall assume obligations towards one another and acquire rights against one another as that Accordion Facility Lender and those Finance Parties would have assumed and/or acquired had the Accordion Facility Lender been an Original Lender in respect of the Assumed Accordion Facility Commitment; and

(v)	each Accordion Facility Lender shall become a Party as a “Lender”.
6.8	Notification of establishment

The Facility Agent shall, as soon as reasonably practicable after the establishment of the Accordion Facility notify the Borrowers and the Lenders of that establishment and the Accordion Facility Date of the Accordion Facility.

6.9	Accordion Facility costs and expenses

The Borrowers shall within seven Business Days of demand pay the Facility Agent and the Security Agent the amount of all costs and expenses (including legal fees) reasonably incurred by either of them and, in the case of the Security Agent, by any Receiver or Delegate in connection with the establishment of the Accordion Facility under this Clause 6 (Establishment of Accordion Facility).

6.10	Prior amendments binding

Each Accordion Facility Lender, by executing an Accordion Facility Notice, confirms for the avoidance of doubt, that the Facility Agent has authority to execute on its behalf any amendment or waiver that has been approved by or on behalf of the requisite Lender or Lenders in accordance with this Agreement on or prior to the date on which the establishment of the Accordion Facility requested in the Accordion Facility Notice became effective in accordance with this Agreement and that it is bound by that decision to the same extent as it would have been had it been an Original Lender.

6.11	Limitation of responsibility

Clause 32.4 (Limitation of responsibility of Existing Lenders) shall apply mutatis mutandis in this Clause 6 (Establishment of Accordion Facility) in relation to any Accordion Facility Lender as if references in that Clause to:

(a)	an “Existing Lender” were references to all the Lenders immediately prior to the Accordion Facility Date;
(b)	the “New Lender” were references to an “Accordion Facility Lender”; and
(c)	a “re-transfer” and “re-assignment” were references respectively to a “transfer” and “assignment”.

SECTION 4

REPAYMENT, PREPAYMENT AND CANCELLATION

7	REPAYMENT
7.1	Reduction of Total Revolving Commitments
(a)	The Total Revolving Commitments shall be reduced by consecutive quarterly reductions, each in the amount of the Reduction Amount as at the date of such reduction and:
(i)	the first reduction shall take place on the date falling three months after the Utilisation Date of that Advance and the last reduction shall take place on or before the Termination Date;
(ii)

each reduction in the Total Revolving Commitments pursuant to this Clause 7.1 (Reduction of Total Revolving Commitments) shall cause the amount of the Total Revolving Commitments to be permanently reduced by the amount of the reduction first against the part of the Total Revolving Commitments; and

(iii)

the Borrowers shall ensure that at all times the aggregate outstanding amount of the Advances is not greater than the then applicable Total Revolving Commitments and, without prejudice to the generality of the foregoing, the Borrowers shall if necessary prepay some or all of the outstanding Advances so that the aggregate outstanding amount of the Advances does not (taking into account the scheduled reduction of the Total Revolving Commitments) exceed the Total Revolving Commitments as reducing from time to time thereafter pursuant to this Clause 7.1 (Reduction of Total Revolving Commitments). For the avoidance of doubt, any amounts prepaid pursuant to this paragraph (iii) may not be reborrowed.

(b)	Without prejudice to the Borrowers’ obligation under paragraph (a) above, if:
(i)	an Advance under the Revolving Facility is to be made available:
(A)	on the same day that a Maturing Advance under the Revolving Facility is due to be repaid; and
(B)	in whole or in part for the purpose of refinancing the Maturing Advance under the Revolving Facility; and
(ii)

the proportion borne by each Lender’s participation in the Maturing Advance under the Revolving Facility to the amount of that Maturing Advance under the Revolving Facility is the same as the proportion borne by that Lender’s participation in the New Advance under the Revolving Facility to the amount of the New Advance under the Revolving Facility, the amount of the New Advance under the Revolving Facility shall, unless the Borrowers notify the Facility Agent to the contrary in the relevant Utilisation Request, be treated as if applied in or towards repayment of the Maturing Advance under the Revolving Facility so that:

(A)if the amount of the Maturing Advance under the Revolving Facility exceeds the amount of the New Advance under the Revolving Facility:

(1)	the Borrowers will only be required to make a payment under Clause 39.1 (Payments to the Facility Agent) in an amount equal to that excess; and
(2)

each Lender’s participation in the New Advance under the Revolving Facility shall be treated as having been made available and applied by the Borrowers in or towards repayment of that Lender’s participation in the Maturing Advance under the Revolving Facility and that Lender will not be required to make a payment under Clause 39.1 (Payments to the Facility Agent) in respect of its participation in the New Advance under the Revolving Facility; and

(B)	if the amount of the Maturing Advance under the Revolving Facility is equal to or less than the amount of the New Advance under the Revolving Facility:
(1)	the Borrowers will not be required to make a payment under Clause 39.1 (Payments to the Facility Agent); and
(2)

each Lender will be required to make a payment under Clause 39.1 (Payments to the Facility Agent) in respect of its participation in the New Advance under the Revolving Facility only to the extent that its participation in the New Advance under the Revolving Facility exceeds that Lender’s participation in the Maturing Advance under the Revolving Facility and the remainder of that Lender’s participation in the New Advance under the Revolving Facility shall be treated as having been made available and applied by the Borrowers in or towards repayment of that Lender’s participation in the Maturing Advance under the Revolving Facility.

(c)

At any time when a Lender becomes a Defaulting Lender, the maturity date of each of the participations of that Lender in the Revolving Facility Loans then outstanding will be automatically extended to the Termination Date applicable to the Revolving Facility and will be treated as separate Advances under the Revolving Facility (the “Separate Advances”).

(d)

If the Borrowers make a prepayment of an Advance under the Revolving Facility pursuant to Clause 8.4 (Voluntary prepayment of Advances under the Revolving Facility), the Borrowers may prepay a Separate Advance by giving not less than three Business Days’ prior notice to the Facility Agent. The proportion borne by the amount of the prepayment of the Separate Advance to the amount of the Separate Advances shall not exceed the proportion borne by the amount of the prepayment of the Revolving Facility Loan to the Revolving Facility Loans. The Facility Agent will forward a copy of a prepayment notice received in accordance with this paragraph (d) to the Defaulting Lender concerned as soon as practicable on receipt.

(e)

Interest in respect of a Separate Advance will accrue for successive Interest Periods selected by the Borrowers by the time and date specified by the Facility Agent (acting reasonably) and will be payable by the Borrowers to the Facility Agent (for the account of that Defaulting Lender) on the last day of each Interest Period of that Advance.

The terms of this Agreement relating to Advances under the Revolving Facility generally shall continue to apply to Separate Advances other than to the extent inconsistent with paragraphs (c) to (e) above, in which case those paragraphs shall prevail in respect of any Separate Advance.

(f)	For the purposes of this Clause 7.1 (Reduction of Total Revolving Commitments):

“Maturing Advance” means, in relation to any date, an Advance of the Revolving Facility that is to be required to be repaid on that date.

“New Advance” means, in relation to any date, an Advance of the Revolving Facility that is to be Utilised on that date.

7.2	Repayment of Accordion Facility

The Borrowers shall repay each Advance under the Accordion Facility by equal consecutive quarterly instalments, representing a repayment profile whereby the Accordion Facility would be repaid to zero once the average age of the Accordion Ships reaches 17.5 years of age, the first of which shall be repaid on the date falling 3 Months after the Utilisation Date of that Advance under the Accordion Facility and the last on the Termination Date, together with a balloon instalment of all outstanding amounts relating to the Accordion Facility repayable at the same time as the last quarterly instalment (each a “Repayment Instalment”).

7.3	Termination Date

On the Termination Date, the Borrowers shall additionally pay to the Facility Agent for the account of the Finance Parties all other sums then accrued and owing under the Finance Documents.

7.4	Reborrowing
(a)	The Borrowers may not reborrow any part of the Accordion Facility which is repaid.
(b)	Unless a contrary indication appears in this Agreement, any part of the Revolving Facility which is repaid may be reborrowed in accordance with the terms of this Agreement.
8	PAYMENT AND CANCELLATION
8.1	Illegality
(a)

If a Sanctions Event occurs or it becomes unlawful in any applicable jurisdiction for a Lender to perform any of its obligations as contemplated by this Agreement or to fund or maintain its participation in an Advance or any part of the Loan or it becomes unlawful for any Affiliate of a Lender for that Lender to do so:

(i)	that Lender (or, in the case of a Sanctions Event, any Lender) shall be entitled to, at its discretion, at any time notify the Facility Agent of that event;
(ii)	upon the Facility Agent notifying the Borrowers, the Commitment of that Lender will be immediately cancelled; and
(iii)

the Borrowers shall repay that Lender’s participation in each part of the Loan on the last day of the Interest Period for that part of the Loan occurring after the Facility Agent has notified the Borrowers or, if earlier, the date specified by the Lender in the notice delivered to the Facility Agent (being no earlier than the last day of any applicable grace period permitted by law or, in relation to a Sanctions Event, the last day permitted by the relevant Sanctions), and, without prejudice to the Borrowers’ obligation to make a prepayment under paragraph (iii), the Facility Agent shall notify the other Lenders before giving the Borrowers any notification pursuant to paragraph (ii).

(b)	Any partial prepayment under this Clause 8.1 (Illegality) in respect of the Loan shall reduce pro rata the amount of each Repayment Instalment falling after that prepayment by the amount prepaid.
8.2	Change of Control

If, without the Lenders’ prior consent, a Change of Control occurs:

(a)	the Parent Guarantor shall promptly notify the Facility Agent upon becoming aware of that event; and
(b)

irrespective of whether a notice has been given pursuant to paragraph (a) above, if the Majority Lenders so require, the Facility Agent shall, by no less than 60 days’ notice to the Borrowers, cancel the Facilities and declare the Loan, together with accrued interest, and all other amounts accrued under the Finance Documents immediately due and payable, whereupon the Facility will be cancelled and all such outstanding amounts will become immediately due and payable.

8.3	Voluntary and automatic cancellation
(a)

The Borrowers may, if they give the Facility Agent not less than three Business Days’ (or such shorter period as the Majority Lenders may agree) prior notice, cancel the whole or any part (being a minimum amount of $1,000,000) of the Available Facilities. Any cancellation under this Clause 8.3 (Voluntary and automatic cancellation) shall reduce the Commitments of the Lenders rateably and, if that cancellation is effective before the first Utilisation Date, shall reduce the Commitments of the Lenders under each of the Facilities rateably.

(b)	The unutilised Accordion Facility Commitment (if any) of each Lender shall be automatically cancelled at close of business on the date on which the Accordion Facility is made available.
8.4	Voluntary prepayment of Advances under the Revolving Facility

The Borrowers may, if they give the Facility Agent not less than three Business Days’ (or such shorter period as the Majority Lenders may agree) prior notice, prepay the whole or any part of an Advance under the Revolving Facility (but, if in part, being an amount that reduces the amount of the relevant Advance by a minimum amount of $1,000,000).

8.5	Voluntary prepayment of Accordion Facility
(a)

The Borrowers may, if they give the Facility Agent not less than three Business Days’ (or such shorter period as the Majority Lenders may agree) prior notice, prepay the whole or any part of the Accordion Facility (but, if in part, being an amount that reduces the amount of the Accordion Facility by a minimum amount of $1,000,000 or a multiple of that amount).

(b)

The Accordion Facility may only be prepaid after the last day of the last Availability Period relating to the Accordion Facility (or, if earlier, the day on which the applicable Available Facility is zero).

(c)	Any partial prepayment under this Clause 8.4 (Voluntary prepayment of Loan) shall reduce in pro rata the amount of each Repayment Instalment falling after that prepayment.
8.6	Mandatory prepayment on sale or Total Loss
(a)	If a Ship is sold or becomes a Total Loss, the Borrowers shall on the Relevant Date:
(i)	cancel the Relevant Percentage of the Revolving Commitments and shall prepay any amount of the Revolving Loan in excess of the Revolving Commitments as so reduced; and
(ii)	prepay the Relevant Percentage of the Accordion Facility, or procure that Security over a replacement vessel is provided in accordance with paragraph (f) below.

(b)

On the Relevant Date, the Borrowers shall also prepay such part of the Loan as shall eliminate any shortfall arising if the ratio set out in Clause 29 (Security Cover) were applied immediately following the payment or provision of Security over a replacement vessel (as applicable) referred to in paragraph (a) above.

(c)

Provided that no Default has occurred and is continuing, any remaining proceeds of the sale or Total Loss of a Ship after the prepayments referred to in paragraph (a) and paragraph (b) above have been made together with all other amounts that are payable on any such prepayment pursuant to the Finance Documents shall be paid to the Borrower that owned the relevant Ship.

(d)	In this Clause 8.6 (Mandatory prepayment on sale or Total Loss):

“Index Amount” means, in relation to each Ship, the index amount specified for that Ship in Schedule 10 (Ships).

“Relevant Date” means:

(i)	in the case of a sale of a Ship, the date on which the sale is completed by delivery of that Ship to the buyer of that Ship; and
(ii)	in the case of a Total Loss of a Ship, the earlier of:
(A)	the date falling 150 days after the Total Loss Date; and
(B)	the date of receipt by the Security Agent of the proceeds of insurance relating to such Total Loss.

“Relevant Percentage” means: an amount calculated by reference to the following formula:

Relevant Percentage=A x 100

B     1

Where:

A =	the Index Amount of the Ship to be sold or which becomes a Total Loss; and

B =

the aggregate amount of the Index Amounts of the Ships (excluding any Ship already sold or which has already become a Total Loss in respect of which a prepayment has been made under this Clause 8.6 (Mandatory prepayment on sale or Total Loss) before the Relevant Date).

(e)

Any partial prepayment of the Loan under this Clause 8.6 (Mandatory prepayment on sale or Total Loss) shall reduce pro rata the amount of each Repayment Instalment or Revolving Facility reduction falling after that prepayment by the amount prepaid.

(f)	The provision by the Borrowers of Security over a replacement vessel pursuant to paragraph (a) instead of making the prepayment referred to in that paragraph is subject to:
(i)	the replacement vessel being acceptable to the Facility Agent (acting on the instructions of the Lenders, not to be unreasonably withheld);
(ii)	the replacement vessel being comparable to the Ship that it replaces (in particular regarding class, type, size and age);
(iii)

unless otherwise agreed by the Facility Agent (acting on the instructions of the Lenders) in writing in their absolute discretion, the Borrowers prepaying such part of the Loan as is required to restore the ratio of the Security Value to the Loan after the relevant Mortgage is released and the Security over a replacement vessel has been provided to no less than the ratio of the Security Value to the Loan calculated immediately prior to the release of that Mortgage and provision of that Security;

(iv)

the owner of the replacement vessel being a Borrower or having provided a guarantee of the obligations of the Borrowers under this Agreement and the Finance Documents on terms acceptable to the Facility Agent, acting with the authorisation of the Majority Lenders;

(v)

the replacement vessel being registered on an Approved Flag and being subject to Security securing the Secured Liabilities created by a first priority or preferred ship mortgage on that vessel and, if appropriate, a first priority deed of covenant collateral to that mortgage (or equivalent first priority Security) on substantially the same terms as the Mortgages and on such other terms and in such other form as the Facility Agent, acting with the authorisation of the Majority Lenders, shall approve or require;

(vi)

Security securing the Secured Liabilities being created in relation to the replacement vessel and the owner of it by documents equivalent to the Membership Interests Security, the General Assignments, the Accounts Security and, if applicable, the Hedging Agreement Security;

(vii)	the execution of such other documentation amending and supplementing the Finance Documents as the Facility Agent, acting with the authorisation of the Majority Lenders, shall approve or require.
8.7	Mandatory prepayment of Hedging Payment Proceeds

Any Hedging Prepayment Proceeds arising as a result of any cancellation or prepayment under this Agreement shall, following payment into the Earnings Account in accordance with 30.1 (Payment of Earnings), be applied on the last day of the Interest Period for the Loan which ends on or after such payment in, in prepayment of the Loan and shall reduce pro rata the amount of each Repayment Instalment falling after that prepayment by the amount prepaid.

8.8	Right of replacement or repayment and cancellation in relation to a single Lender
(a)	If:
(i)	any sum payable to any Lender by an Obligor is required to be increased under paragraph 14.2(c) of Clause 14.2 (Tax gross-up); or
(ii)	any Lender claims indemnification from a Borrower under Clause 14.3 (Tax indemnity) or Clause 15.1 (Increased costs); or
(iii)	the Facility Agent receives notification from ~~an Affected~~ a Lender under ~~paragraph 12.4 (a)(ii) of~~ Clause 12.4 (Market disruption),

the Borrowers may:

(A)	whilst in the case of paragraph (i) and (ii) above the circumstance giving rise to the requirement for that increase or indemnification continues; or
(B)

whilst in the case of paragraph (iii) above the ~~Market Disruption Event~~ situation in relation to the ~~Affected~~ relevant Lender continues, give the Facility Agent notice of cancellation of the Commitment of that Lender and its intention to procure the repayment of that Lender’s participation in the Loan or give the Facility Agent notice of its intention to replace that Lender in accordance with paragraph (e) below.

(b)	On receipt of a notice of cancellation referred to in paragraph (a) above, any Commitment of that Lender shall immediately be reduced to zero.
(c)

On the last day of each Interest Period which ends after the Borrowers have given notice of cancellation under paragraph (a) above in relation to a Lender (or, if earlier, the date specified the Borrowers in that notice), the Borrowers shall repay that Lender’s participation in the Loan.

(d)

Any partial prepayment under this Clause 8.8 (Right of replacement or repayment and cancellation in relation to a single Lender) shall reduce pro rata the amount of each Repayment Instalment falling after that prepayment by the amount prepaid.

(e)

The Borrowers may, in the circumstances set out in paragraph (a) above, on 10 Business Days’ prior notice to the Facility Agent and that Lender, replace that Lender by requiring that Lender to (and, to the extent permitted by law, that Lender shall) transfer pursuant to Clause 32 (Changes to the Lenders) all (and not part only) of its rights and obligations under this Agreement to a Lender or other bank, financial institution, trust, fund or other entity selected by the Borrowers which confirms its willingness to assume and does assume all the obligations of the transferring Lender in accordance with Clause 32 (Changes to the Lenders) for a purchase price in cash or other cash payment payable at the time of the transfer equal to the outstanding principal amount of such Lender’s participation in the Loan and all accrued interest (to the extent that the Facility Agent has not given a notification under Clause 32.9 (Pro rata interest settlement)), Break Costs and other amounts payable in relation thereto under the Finance Documents.

(f)	The replacement of a Lender pursuant to paragraph (e) above shall be subject to the following conditions:

(i)	the Borrowers shall have no right to replace a Servicing Party;
(ii)	neither the Facility Agent nor any Lender shall have any obligation to find a replacement Lender;
(iii)	in no event shall the Lender replaced under paragraph (e) above be required to pay or surrender any of the fees received by such Lender pursuant to the Finance Documents;
(iv)

the Lender shall only be obliged to transfer its rights and obligations pursuant to paragraph (e) above once it is satisfied that it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations in relation to that transfer; and

(v)

the Facility Agent is satisfied that the replacement lender has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations in relation to that transfer.

(g)

A Lender shall perform the checks described in paragraph (iv) above as soon as reasonably practicable following delivery of a notice referred to in paragraph (e) above and shall notify the Facility Agent and the Borrowers when it is satisfied that it has complied with those checks.

8.9	Restrictions
(a)

Any notice of cancellation or prepayment given by any Party under this Clause 8 (payment and Cancellation) shall be irrevocable and, unless a contrary indication appears in this Agreement, shall specify the date or dates upon which the relevant cancellation or prepayment is to be made and the amount of that cancellation or prepayment.

(b)

Any prepayment under this Agreement shall be made together with accrued interest on the amount prepaid and amounts (if any) payable under the Hedging Agreements in connection with that prepayment and, subject to any Break Costs, without premium or penalty.

(c)	No Borrower may reborrow any part of the Accordion Facility which is prepaid.
(d)	Unless a contrary indication appears in this Agreement, any part of the Revolving Facility which is prepaid may be reborrowed in accordance with the terms of this Agreement.
(e)	No Borrower shall repay or prepay all or any part of the Loan or cancel all or any part of the Commitments except at the times and in the manner expressly provided for in this Agreement.
(f)	No amount of the Total Commitments cancelled under this Agreement may be subsequently reinstated.
(g)

If the Facility Agent receives a notice under this Clause 8 (payment and Cancellation) it shall promptly forward a copy of that notice to either the Borrowers or the affected Lenders and/or Hedge Counterparties, as appropriate.

(h)

If all or part of any Lender’s participation in an Advance is repaid or prepaid and is not available for redrawing (other than by operation of Clause 4.2 (Further conditions precedent)), an amount of that Lender’s Commitment (equal to the amount of the participation which is repaid or prepaid) in respect of the relevant Facility will be deemed to be cancelled on the date of repayment or prepayment.

SECTION 5

COSTS OF UTILISATION

9	RATE SWITCH
9.1	Switch to Term SOFR Reference Rate

~~(a)~~Subject to Clause 9.2 (Delayed switch for existing Compounded Rate Loans), on and from the Rate Switch Date:

(a)	~~(i)~~use of the Term SOFR Reference Rate will replace the use of the Compounded Reference Rate for the calculation of interest for the Loan or any part of the Loan; and
(b)

~~(ii)~~the Loan or any part of the Loan or Unpaid Sum shall be a “Term SOFR Loan” and Clause 10.2 (Calculation of interest–Term SOFR Loans) shall apply to the Loan, any such part of the Loan or Unpaid Sum.

~~(b)~~	~~There shall be only one Rate Switch Date per calendar year~~.
9.2	Delayed switch for existing Compounded Rate Loans

If the Rate Switch Date falls before the last day of an Interest Period for a Compounded Rate Loan:

(a)

the Loan, relevant part of the Loan or Unpaid Sum (as applicable) shall continue to be a Compounded Rate Loan for that Interest Period and Clause 10.1 (Calculation of interest – Compounded Rate Loans) shall continue to apply to the Loan, relevant part of the Loan or Unpaid Sum (as applicable) for that Interest Period;

(b)

any provision of this Agreement which is expressed to relate solely to a Term SOFR Loan shall not apply in relation to the Loan, relevant part of the Loan or Unpaid Sum (as applicable) for that Interest Period; and

(c)	on and from the first day of the next Interest Period (if any) for the Loan, relevant part of the Loan or Unpaid Sum (as applicable):
(d)	the Loan, relevant part of the Loan or Unpaid Sum (as applicable) shall be a “Term SOFR Loan”; and
(e)	Clause 10.2 (Calculation of interest – Term SOFR Loans) shall apply to it.
10	INTEREST
10.1	Calculation of interest — Compounded Rate Loans
(a)	The rate of interest on each Compounded Rate Loan for any day during an Interest Period is the percentage rate per annum which is the aggregate of the applicable:
(i)	Margin; and
(ii)	Compounded Reference Rate for that day.

(b)

If any day during an Interest Period for a Compounded Rate Loan is not a RFR Banking Day, the rate of interest on that Compounded Rate Loan for that day will be the rate applicable to the immediately preceding RFR Banking Day.

10.2	Calculation of interest — Term SOFR Loans

The rate of interest on each Term SOFR Loan for an Interest Period is the percentage rate per annum which is the aggregate of the applicable:

(a)	Margin; and
(b)	Term SOFR Reference Rate.

10.3Payment of interest

(a)	The Borrowers shall pay accrued interest on the Loan or any part of the Loan on the last day of each Interest Period.
(b)

If an Interest Period is longer than three Months, the Borrowers shall also pay interest then accrued on the Loan or the relevant part of the Loan on the dates falling at three Monthly intervals after the first day of the Interest Period.

10.4	Default interest
(a)

If an Obligor fails to pay any amount payable by it under a Finance Document on its due date, interest shall accrue on the Unpaid Sum from the due date up to the date of actual payment (both before and after judgment) at a rate which, subject to paragraph (b) below, is two per cent. higher than the rate which would have been payable if the Unpaid Sum had, during the period of non-payment, constituted part of a Loan in the currency of the Unpaid Sum for successive Interest Periods, each of a duration selected by the Facility Agent. Any interest accruing under this Clause 10.4 (Default interest) shall be immediately payable by the Obligor on demand by the Facility Agent.

(b)	If an Unpaid Sum consists of all or part of a Term SOFR Loan which became due on a day which was not the last day of an Interest Period relating to a Term SOFR Loan:
(i)	the first Interest Period for that Unpaid Sum shall have a duration equal to the unexpired portion of the current Interest Period relating to the Loan or that part of the Loan; and
(ii)	the rate of interest applying to that Unpaid Sum during that first Interest Period shall be two per cent. higher than the rate which would have applied if that Unpaid Sum had not become due.
(c)

Default interest (if unpaid) arising on an Unpaid Sum will be compounded with the Unpaid Sum at the end of each Interest Period applicable to that Unpaid Sum but will remain immediately due and payable.

10.5	Notifications
(a)	The Facility Agent shall promptly upon a Compounded Rate Interest Payment being determinable, notify:

(i)	the Borrowers of that Compounded Rate Interest Payment;
(ii)	each Lender of the proportion of that Compounded Rate Interest Payment which relates to that Lender’s participation in the relevant Compounded Rate Loan; and
(iii)	the Lenders and the Borrowers of:
(A)	each applicable rate of interest relating to the determination of that Compounded Rate Interest Payment; and
(B)	to the extent it is then determinable, the Compounded Market Disruption Rate (if any) relating to the relevant Compounded Rate Loan.

This paragraph (b) shall not apply to any Compounded Rate Interest Payment determined pursuant to Clause 12.5 (Cost of funds).

(b)	The Facility Agent shall promptly notify the Lenders and the Borrowers of the determination of a rate of interest relating to a Term SOFR Loan.
(c)	The Facility Agent shall promptly notify the Borrowers of each Funding Rate relating to the Loan or any part of the Loan.
(d)	The Facility Agent shall promptly notify the Lenders and the Borrowers of the determination of a rate of interest relating to a Compounded Rate Loan to which Clause 12.5 (Cost of funds) applies.
(e)	This Clause 10.5 (Notifications) shall not require the Facility Agent to make any notification to any Party on a day which is not a Business Day.

10.6Hedging

(a)	The Borrowers may enter into Hedging Agreements and shall after that date maintain such Hedging Agreements in accordance with this Clause 10.6 (Hedging).
(b)	Each Hedging Agreement shall:
(i)	be with a Hedge Counterparty and each Hedge Counterparty shall also be a Lender;
(ii)	be for a term ending on or before the Termination Date;
(iii)	have settlement dates coinciding with the Interest Payment Dates;
(iv)	be in agreed form;
(v)

provide for two-way payments in the event of a termination of a transaction in respect of a Hedging Agreement, whether on a Termination Event (as defined in the relevant Hedging Agreement) or on an Event of Default (as defined in the relevant Hedging Agreement); and

(vi)	provide that the Termination Currency (as defined in the relevant Hedging Agreement) shall be dollars.

(c)	The rights of each Borrower under the Hedging Agreements shall be assigned by way of security under a Hedging Agreement Assignment.
(d)	The parties to each Hedging Agreement must comply with the terms of that Hedging Agreement.
(e)	Neither a Hedge Counterparty nor a Borrower may amend, supplement, extend or waive the terms of any Hedging Agreement without the consent of the Facility Agent.
(f)	Paragraph (e) above shall not apply to an amendment, supplement or waiver that is administrative and mechanical in nature and does not give rise to a conflict with any provision of this Agreement.
(g)	If, at any time:
(i)

the aggregate notional principal amount of the transactions in respect of the Hedging Agreements (other than the Additional Swaps), exceeds or, as a result of any repayment or prepayment under this Agreement, will exceed 100 per cent. of the Total Commitments at that time, the Borrowers must promptly notify the Facility Agent and must reduce the aggregate notional amount of those transactions by an amount and in a manner satisfactory to the Hedge Counterparties so that it no longer exceeds or will not exceed 100 per cent. of the Total Commitments;

(ii)

the aggregate notional principal amount of the transactions in respect of the Additional Swaps relating to the leasing agreements, exceeds or, as a result of any payment to be made under a leasing agreement, will exceed 100 per cent. of the aggregate payments of hire to be made under the leasing agreements, the Borrowers must promptly notify the Facility Agent and must reduce the aggregate notional amount of those transactions by an amount and in a manner satisfactory to the Hedge Counterparties so that it no longer exceeds or will not exceed 100 per cent. of the payments of hire to be made under the leasing agreements; or

(iii)

the Secured Liabilities (other than in respect of the Hedging Agreements) have been irrevocably and unconditionally paid and discharged in full, the Borrowers must terminate or close out all transactions in respect of the Hedging Agreements in a manner satisfactory to the Hedge Counterparties;.

(h)

Any reductions in the aggregate notional amount of the transactions in respect of the Hedging Agreements in accordance with paragraph (g) above will be apportioned as between those transactions pro rata.

(i)	Subject to paragraph (j) below, neither a Hedge Counterparty nor a Borrower may terminate or close out any transactions in respect of any Hedging Agreement (in whole or in part) except:
(i)	in accordance with paragraph (g) above;
(ii)	on the occurrence of an Illegality, (as such expression is defined in the relevant Hedging Agreement);
(iii)

in the case of termination or closing out by a Hedge Counterparty, if the Facility Agent makes a demand for repayment of the Loan but irrespective as to whether such payment is made pursuant to that demand;

(iv)	in the case of any other termination or closing out by a Hedge Counterparty or a Borrower, with the consent of the Facility Agent; or
(v)	If the Secured Liabilities (other than in respect of the Hedging Agreements) have been irrevocably and unconditionally paid and discharged in full;
(j)

If a Hedge Counterparty is entitled to terminate or close out any transaction in respect of any Hedging Agreement under paragraph (i) above, such Hedge Counterparty shall promptly terminate or close out such transaction following a request to do so by the Security Agent.

(k)

A Hedge Counterparty may only suspend making payments under a transaction in respect of a Hedging Agreement if a Borrower is in breach of its payment obligations under any transaction in respect of that Hedging Agreement.

(l)

Each Hedge Counterparty consents to, and acknowledges notices of, the assigning by way of security by each Borrower pursuant to the relevant Hedging Agreement Assignment of its rights under the Hedging Agreements to which it is party in favour of the Security Agent.

(m)

Any such assigning by way of security is without prejudice to, and after giving effect to, the operation of any payment or close-out netting in respect of any amounts owing under any Hedging Agreement.

(n)	The Security Agent shall not be liable for the performance of any of a Borrower’s obligations under a Hedging Agreement.
11	INTEREST PERIODS
11.1	Selection of Interest Periods
(a)

The Borrowers may select the Interest Period for the Loan in the Utilisation Request. Subject to paragraphs (f) and (h) below and Clause 11.2 (Changes to Interest Periods), the Borrowers may select each subsequent Interest Period in respect of the Facility in a Selection Notice.

(b)	Each Selection Notice is irrevocable and must be delivered to the Facility Agent by the Borrowers not later than the Specified Time.
(c)

The Borrowers may select the Interest Period for each Advance under the Facility in the Utilisation Request for that Advance. An Advance under the Facility has one Interest Period only which shall start on its Utilisation Date.

(d)

If the Borrowers fail to select an Interest Period in the Utilisation Request or, fail to deliver a Selection Notice to the Facility Agent in accordance with paragraphs (a) and (b) above, the relevant Interest Period will, subject to paragraphs (f) and (h) below and Clause 11.2 (Changes to Interest Periods), be three Months or, if the Loan or relevant part of the Loan is a Compounded Rate Loan, the period specified in the Benchmark Terms.

(e)

Subject to this Clause 11 (Interest Periods), the Borrowers may select an Interest Period of one, three or six Months if the Loan or relevant part of the Loan is not a Compounded Rate Loan or, if the Loan or relevant part of the Loan is a Compounded Rate Loan, of any period specified in the Benchmark Terms or, in either case, any other period agreed between the Borrower, the Facility Agent and all of the Lenders. If an Interest Period of six Months is selected, the Margin will be subject to an increase. Such increase shall be notified to the Borrowers by the Facility Agent.

(f)	An Interest Period in respect of the Loan or any part of the Loan shall not extend beyond the Termination Date.
(g)

In respect of a Repayment Instalment, an Interest Period for a part of the Loan equal to such Repayment Instalment shall end on the Repayment Date relating to it if such date is before the end of the Interest Period then current.

(h)	The first Interest Period for the Loan shall start on its first Utilisation Date and each subsequent Interest Period shall start on the last day of the preceding Interest Period.
11.2	Changes to Interest Periods
(a)

In respect of a Repayment Instalment, prior to commencement of an Interest Period, the Facility Agent may establish an Interest Period for a part of the Loan equal to such Repayment Instalment to end on the Repayment Date relating to it and the remaining part of the Loan shall have the Interest Period selected in the relevant Selection Notice, subject to paragraph 11.1(d) of Clause 11.1 (Selection of Interest Periods).

(b)	If the Facility Agent makes any change to an Interest Period referred to in this Clause 11.2 (Changes to Interest Periods), it shall promptly notify the Borrowers and the Lenders.
11.3	Non-Business Days
(a)

Other than where paragraph (b) below applies, if an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period will instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not).

(b)

In respect of any Compounded Rate Loan, if there are rules specified as “Business Day Conventions” in the Benchmark Terms, those rules shall apply to each Interest Period for that Compounded Rate Loan.

12	CHANGES TO THE CALCULATION OF INTEREST
12.1	Interest calculation if no RFR or Central Bank Rate before Rate Switch Date

If:

(a)	there is no RFR or Central Bank Rate for the purposes of calculating the Daily Non-Cumulative Compounded RFR Rate for an RFR Banking Day during an Interest Period for a Compounded Rate Loan; and
(b)	“Cost of funds will apply as a fallback” is specified in the Benchmark Terms,

Clause 12.5 (Cost of funds) shall apply to that Compounded Rate Loan for that Interest Period.

12.2	Unavailability of Term SOFR
(a)	Interpolated Term SOFR

If no Term SOFR is available for a Term SOFR Loan, the applicable Term SOFR Reference Rate shall be the Interpolated Term SOFR for a period equal in length to the Interest Period of that Term SOFR Loan.

(b)	Historic Term SOFR

If no Term SOFR is available for a Term SOFR Loan and it is not possible to calculate the Interpolated Term SOFR, the applicable Term SOFR Reference Rate shall be the Historic Term SOFR for the Term SOFR Loan.

(c)	Interpolated Historic Term SOFR

If paragraph (b) above applies but no Historic Term SOFR is available for a Term SOFR Loan, the applicable Term SOFR Reference Rate shall be the Interpolated Historic Term SOFR for a period equal in length to the Interest Period of the Term SOFR Loan.

12.3	Cost of funds

If paragraph 12.2(c) above applies but it is not possible to calculate the Interpolated Historic Term SOFR, there shall be no Term SOFR Reference Rate for the Term SOFR Loan and Clause 12.5 (Cost of funds) shall apply to the Term SOFR Loan.

12.4	Market disruption
(a)	In the case of a Compounded Rate Loan, if:
(i)	a Compounded Market Disruption Rate is specified in the Benchmark Terms; and
(ii)

before the Reporting Time for the Loan or any part of the Loan, the Facility Agent receives notifications from a Lender or Lenders (whose participations in the Loan or the relevant part of the Loan exceed 30 per cent. of the Loan or the relevant part of the Loan as appropriate) that its cost of funds relating to its participation in the Loan or that part of the Loan would be in excess of that Compounded Market Disruption Rate, then Clause 12.5 (Cost of funds) shall apply to the Loan or that part of the Loan (as applicable) for the relevant Interest Period.

(b)

In the case of a Term SOFR Loan, if before close of business in London on the Quotation Day for the relevant Interest Period, the Facility Agent receives notification from a Lender or Lenders (whose participations in the Loan or the relevant part of the Loan exceed 30 per cent. of the Loan or that part of the Loan as appropriate) that its cost of funds relating to its participation in the Loan or that part of the Loan would be in excess of the Term Market Disruption Rate then Clause 12.5 (Cost of funds) shall apply to the Loan or that part of the Loan (as applicable) for the relevant Interest Period.

12.5	Cost of funds
(a)

If this Clause 12.5 (Cost of funds) applies to the Loan or part of the Loan for an Interest Period, neither Clause 10.1 (Calculation of interest - Compounded Rate Loans) nor Clause 10.2 (Calculation of interest - Term SOFR Loans) shall apply to the Loan or that part of the Loan for that Interest Period and the rate of interest on the Loan or that part of the Loan for the relevant Interest Period shall be the percentage rate per annum which is the sum of:

(i)	the Margin; and

(ii)	the weighted average of the rates notified to the Facility Agent by each Lender as soon as practicable and in any event
(A)	in relation to a Compounded Rate Loan, by the Reporting Time for that Compounded Rate Loan
(B)

in relation to a Term SOFR Loan, within two Business Days of the first day of that Interest Period (or, if earlier, on the date falling three Business Days before the date on which interest is due to be paid in respect of that Interest Period) before interest is due to be paid in respect of that Interest Period; or to be that which expresses as a percentage rate per annum its cost of funds relating to its participation in the Loan or that part of the Loan.

(b)

If this Clause 12.5 (Cost of funds) applies and the Facility Agent or the Borrowers so require, the Facility Agent and the Borrowers shall enter into negotiations (for a period of not more than 30 days) with a view to agreeing a substitute basis for determining the rate of interest or (as the case may be) an alternative basis for funding.

(c)

Subject to Clause 46.4 (Changes to reference rates), any substitute or alternative basis agreed pursuant to paragraph (b) above shall, with the prior consent of all the Lenders and the Borrower, be binding on all Parties.

(d)	If paragraph (e) below does not apply and any rate notified to the Facility Agent under subparagraph (a)(ii) of paragraph (a) above is less than zero, the relevant rate shall be deemed to be zero.
(e)	If this Clause 12.5 (Cost of funds) applies pursuant to Clause 12.4 (Market disruption) and:
(i)

in relation to a Compounded Rate Loan a Lender’s Funding Rate is less than the relevant Compounded Market Disruption Rate that Lender’s cost of funds relating to its participation in the Loan or the relevant part of the Loan for that Interest Period shall be deemed, for the purposes of sub-paragraph (a)(ii) of paragraph (a) above, to be the Compounded Market Disruption Rate for that Compounded Rate Loan;

(ii)

in relation to a Term SOFR Loan a Lender’s Funding Rate is less than the Term Market Disruption Rate, that Lender’s cost of funds relating to its participation in the Loan or the relevant part of the Loan for that Interest Period shall be deemed, for the purposes of sub-paragraph (a)(ii) of paragraph (a) above, to be the Term Market Disruption Rate.

(f)

If this Clause 12.5 (Cost of funds) applies but any Lender does not notify a rate to the Facility Agent by the time specified in sub-paragraph (a)(ii) of paragraph (a) above the rate of interest shall be calculated on the basis of the rates notified by the remaining Lenders.

(g)	If this Clause 12.5 (Cost of funds) applies, the Facility Agent shall, as soon as practicable, notify the Borrowers.
12.6	Break Costs
(a)	Subject to paragraph (b) below, the Borrowers shall, within three Business Days of demand by a Finance Party, pay to that Finance Party its Break Costs (if any) attributable to all or any part of the Loan or Unpaid Sum being paid by the Borrowers on a day prior to the last day of an Interest Period for the Loan, the relevant part of the Loan or that Unpaid Sum.

(b)	Paragraph (a) above shall apply in respect of a Compounded Rate Loan if an amount is specified as Break Costs in the Benchmark Terms.
(c)

Each Lender shall, as soon as reasonably practicable after a demand by the Facility Agent, provide a certificate confirming the amount of its Break Costs for any Interest Period in respect of which they become, or may become, payable.

13	FEES
13.1	Commitment fee
(a)

The Borrowers shall pay to the Facility Agent (for the account of each Lender) a fee computed at the rate of 40 per cent. of the Margin on that Lender’s Available Commitment in respect of the Revolving Facility from time to time for the Availability Period applicable to that Facility.

(b)

The accrued commitment fee is payable in arrears on each Utilisation Date, the last day of each successive period of three Months after the first Utilisation Date, on the last day of the relevant Availability Period and, if cancelled, on the cancelled amount of the relevant Lender’s Commitment at the time the cancellation is effective.

13.2	Other fees

The Borrowers shall pay to the relevant Finance Parties for distribution to the relevant Finance Parties such other fees in the amounts and at the times agreed in Fee Letters.

SECTION 6

ADDITIONAL PAYMENT OBLIGATIONS

14	TAX GROSS UP AND INDEMNITIES
14.1	Definitions

In this Agreement:

“Protected Party” means a Finance Party which is or will be subject to any liability, or required to make any payment, for or on account of Tax in relation to a sum received or receivable (or any sum deemed for the purposes of Tax to be received or receivable) under a Finance Document.

“Tax Credit” means a credit against, relief or remission for, or repayment of any Tax.

“Tax Deduction” means a deduction or withholding for or on account of Tax from a payment under a Finance Document, other than a FATCA Deduction.

“Tax Payment” means either the increase in a payment made by an Obligor to a Finance Party under Clause 14.2 (Tax gross-up) or a payment under Clause 14.3 (Tax indemnity).

(a)

Unless a contrary indication appears, in this Clause 14 (Tax Gross Up and Indemnities) reference to “determines” or “determined” means a determination made in the absolute discretion of the person making the determination.

(b)	This Clause 14 (Tax Gross Up and Indemnities) shall not apply to any Hedging Agreement.
14.2	Tax gross-up
(a)	Each Obligor shall make all payments to be made by it without any Tax Deduction, unless a Tax Deduction is required by law.
(b)

The Borrowers shall promptly upon becoming aware that an Obligor must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction) notify the Facility Agent accordingly. Similarly, a Lender shall notify the Facility Agent on becoming so aware in respect of a payment payable to that Lender. If the Facility Agent receives such notification from a Lender it shall notify the Borrowers and that Obligor.

(c)

If a Tax Deduction is required by law to be made by an Obligor, the amount of the payment due from that Obligor shall be increased to an amount which (after making any Tax Deduction) leaves an amount equal to the payment which would have been due if no Tax Deduction had been required.

(d)

If an Obligor is required to make a Tax Deduction, that Obligor shall make that Tax Deduction and any payment required in connection with that Tax Deduction within the time allowed and in the minimum amount required by law.

(e)

Within 30 days of making either a Tax Deduction or any payment required in connection with that Tax Deduction, the Obligor making that Tax Deduction shall deliver to the Facility Agent for the Finance Party entitled to the payment evidence reasonably satisfactory to that Finance

Party that the Tax Deduction has been made or (as applicable) any appropriate payment paid to the relevant taxing authority.

14.3	Tax indemnity
(a)

The Borrowers shall (within three Business Days of demand by the Facility Agent) pay to a Protected Party an amount equal to the loss, liability or cost which that Protected Party determines will be or has been (directly or indirectly) suffered for or on account of Tax by that Protected Party in respect of a Finance Document.

(b)	Paragraph (a) above shall not apply:
(i)	with respect to any Tax assessed on a Finance Party:
(A)

under the law of the jurisdiction in which that Finance Party is incorporated or, if different, the jurisdiction (or jurisdictions) in which that Finance Party is treated as resident for tax purposes; or

(B)	under the law of the jurisdiction in which that Finance Party’s Facility Office is located in respect of amounts received or receivable in that jurisdiction,

if that Tax is imposed on or calculated by reference to the net income received or receivable (but not any sum deemed to be received or receivable) by that Finance Party; or

(ii)	to the extent a loss, liability or cost:
(A)	is fully compensated for by an increased payment under Clause 14.2 (Tax gross-up); or
(B)	relates to a FATCA Deduction required to be made by a Party.
(c)

A Protected Party making, or intending to make, a claim under paragraph (a) above shall promptly notify the Facility Agent of the event which will give, or has given, rise to the claim, following which the Facility Agent shall notify the Borrowers.

(d)	A Protected Party shall, on receiving a payment from an Obligor under this Clause 14.3 (Tax indemnity), notify the Facility Agent.
14.4	Tax Credit

If an Obligor makes a Tax Payment and the relevant Finance Party determines that:

(a)	a Tax Credit is attributable to an increased payment of which that Tax Payment forms part, to that Tax Payment or to a Tax Deduction in consequence of which that Tax Payment was received; and
(b)	that Finance Party has obtained and utilised that Tax Credit,

the Finance Party shall pay an amount to the Obligor which that Finance Party determines will leave it (after that payment) in the same after-Tax position as it would have been in had the Tax Payment not been required to be made by the Obligor.

14.5	Stamp taxes

The Borrowers shall pay and, within three Business Days of demand, indemnify each Secured Party against any cost, loss or liability which that Secured Party incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of any Finance Document.

14.6	VAT
(a)

All amounts expressed to be payable under a Finance Document by any Party to a Finance Party which (in whole or in part) constitute the consideration for any supply for VAT purposes are deemed to be exclusive of any VAT which is chargeable on that supply, and accordingly, subject to paragraph (b) below, if VAT is or becomes chargeable on any supply made by any Finance Party to any Party under a Finance Document and such Finance Party is required to account to the relevant tax authority for the VAT, that Party must pay to such Finance Party (in addition to and at the same time as paying any other consideration for such supply) an amount equal to the amount of the VAT (and such Finance Party must promptly provide an appropriate VAT invoice to that Party).

(b)

If VAT is or becomes chargeable on any supply made by any Finance Party (the “Supplier”) to any other Finance Party (the “Recipient”) under a Finance Document, and any Party other than the Recipient (the “Relevant Party”) is required by the terms of any Finance Document to pay an amount equal to the consideration for that supply to the Supplier (rather than being required to reimburse or indemnify the Recipient in respect of that consideration):

(i)

(where the Supplier is the person required to account to the relevant tax authority for the VAT) the Relevant Party must also pay to the Supplier (at the same time as paying that amount) an additional amount equal to the amount of the VAT. The Recipient must (where this paragraph (i) applies) promptly pay to the Relevant Party an amount equal to any credit or repayment the Recipient receives from the relevant tax authority which the Recipient reasonably determines relates to the VAT chargeable on that supply; and

(ii)

(where the Recipient is the person required to account to the relevant tax authority for the VAT) the Relevant Party must promptly, following demand from the Recipient, pay to the Recipient an amount equal to the VAT chargeable on that supply but only to the extent that the Recipient reasonably determines that it is not entitled to credit or repayment from the relevant tax authority in respect of that VAT.

(c)

Where a Finance Document requires any Party to reimburse or indemnify a Finance Party for any cost or expense, that Party shall reimburse or indemnify (as the case may be) such Finance Party for the full amount of such cost or expense, including such part of it as represents VAT, save to the extent that such Finance Party reasonably determines that it is entitled to credit or repayment in respect of such VAT from the relevant tax authority.

(d)

Any reference in this Clause 14.6 (VAT) to any Party shall, at any time when that Party is treated as a member of a group or unity (or fiscal unity) for VAT purposes, include (where appropriate and unless the context otherwise requires) a reference to the person who is treated at that time as making the supply, or (as appropriate) receiving the supply, under the grouping rules provided for in Article 11 of Council Directive 2006/112/EC (or as implemented by the relevant member state of the European Union) or equivalent provisions imposed elsewhere so that a reference to a Party shall be construed as a reference to that Party or the relevant group or unity (or fiscal unity) of which that Party is a member for VAT purposes at the relevant time or the relevant representative member (or representative or head) of that group or unity at the relevant time (as the case may be).

(e)

In relation to any supply made by a Finance Party to any Party under a Finance Document, if reasonably requested by such Finance Party, that Party must promptly provide such Finance Party with details of that Party’s VAT registration and such other information as is reasonably requested in connection with such Finance Party’s VAT reporting requirements in relation to such supply.

14.7	FATCA Information
(a)	Subject to paragraph (c) below, each Party shall, within 10 Business Days of a reasonable request by another Party:
(i)	confirm to that other Party whether it is:
(A)	a FATCA Exempt Party; or
(B)	not a FATCA Exempt Party;
(ii)

supply to that other Party such forms, documentation and other information relating to its status under FATCA as that other Party reasonably requests for the purposes of that other Party’s compliance with FATCA;

(iii)

supply to that other Party such forms, documentation and other information relating to its status as that other Party reasonably requests for the purposes of that other Party’s compliance with any other law, regulation, or exchange of information regime.

(b)

If a Party confirms to another Party pursuant to paragraph (a)(i) above that it is a FATCA Exempt Party and it subsequently becomes aware that it is not or has ceased to be a FATCA Exempt Party, that Party shall notify that other Party reasonably promptly.

(c)

Paragraph (a) above shall not oblige any Finance Party to do anything, and paragraph (a)(iii) above shall not oblige any other Party to do anything, which would or might in its reasonable opinion constitute a breach of:

(i)	any law or regulation;
(ii)	any fiduciary duty; or
(iii)	any duty of confidentiality.
(d)

If a Party fails to confirm whether or not it is a FATCA Exempt Party or to supply forms, documentation or other information requested in accordance with paragraph (c)(i) or (c)(ii) above (including, for the avoidance of doubt, where paragraph (c) above applies), then such Party shall be treated for the purposes of the Finance Documents (and payments under them) as if it is not a FATCA Exempt Party until such time as the Party in question provides the requested confirmation, forms, documentation or other information.

14.8	FATCA Deduction
(a)	Each Party may make any FATCA Deduction it is required to make by FATCA, and any payment required in connection with that FATCA Deduction, and no Party shall be required to increase any payment in respect of which it makes such a FATCA Deduction or otherwise compensate the recipient of the payment for that FATCA Deduction.

(b)

Each Party shall promptly, upon becoming aware that it must make a FATCA Deduction (or that there is any change in the rate or the basis of such FATCA Deduction), notify the Party to whom it is making the payment and, in addition, shall notify the Borrowers and the Facility Agent and the Facility Agent shall notify the other Finance Parties.

15	INCREASED COSTS
15.1	Increased costs
(a)

Subject to Clause 15.3 (Exceptions), the Borrowers shall, within three Business Days of a demand by the Facility Agent, pay for the account of a Finance Party the amount of any Increased Costs incurred by that Finance Party or any of its Affiliates as a result of:

(i)	the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation; or
(ii)	compliance with any law or regulation made, including any costs attributable to the implementation, application of, or compliance with, Basel III,

in each case after the date of this Agreement; or

(iii)	the implementation, application of or compliance with Basel III or CRD IV or any law or regulation that implements or applies Basel III or CRD IV.
(b)	In this Agreement:
(i)	“Basel III” means:
(A)

the agreements on capital requirements, a leverage ratio and liquidity standards contained in “Basel III: A global regulatory framework for more resilient banks and banking systems”, “Basel III: International framework for liquidity risk measurement, standards and monitoring” and “Guidance for national authorities operating the countercyclical capital buffer” published by the Basel Committee on Banking Supervision in December 2010, each as amended, supplemented or restated;

(B)

the rules for global systemically important banks contained in “Global systemically important banks: assessment methodology and the additional loss absorbency requirement - Rules text” published by the Basel Committee on Banking Supervision in November 2011, as amended, supplemented or restated; and

(C)	any further guidance or standards published by the Basel Committee on Banking Supervision relating to “Basel III”.
(ii)	“CRD IV” means:
(A)	Regulation (EU) No 575/2013 of the European Parliament and of the Council of 26 June 2013 on prudential requirements for credit institutions and investment firms and amending regulation (EU) No. 648/2012, as amended by Regulation (EU) 2019/876;

(B)

Directive 2013/36/EU of the European Parliament and of the Council of 26 June 2013 on access to the activity of credit institutions and the prudential supervision of credit institutions and investment firms, amending Directive 2002/87/EC and repealing Directives 2006/48/EC and 2006/49/EC, as amended by Directive (EU) 2019/878; and

(C)	any other law or regulation which implements Basel III.
(iii)	“Increased Costs” means:
(A)	a reduction in the rate of return from a Facility or on a Finance Party’s (or its Affiliate’s) overall capital;
(B)	an additional or increased cost; or
(C)	a reduction of any amount due and payable under any Finance Document,

which is incurred or suffered by a Finance Party or any of its Affiliates to the extent that it is attributable to that Finance Party having entered into its Commitment or funding or performing its obligations under any Finance Document.

15.2	Increased cost claims
(a)

A Finance Party intending to make a claim pursuant to Clause 15.1 (Increased costs) shall notify the Facility Agent of the event giving rise to the claim, following which the Facility Agent shall promptly notify the Borrowers.

(b)	Each Finance Party shall, as soon as practicable after a demand by the Facility Agent, provide a certificate confirming the amount of its Increased Costs.
15.3	Exceptions

Clause 15.1 (Increased costs) does not apply to the extent any Increased Cost is:

(a)	attributable to a Tax Deduction required by law to be made by an Obligor;
(b)	relates to a FATCA Deduction required to be made by a Party;
(c)

compensated for by Clause 14.3 (Tax indemnity) (or would have been compensated for under Clause 14.3 (Tax indemnity) but was not so compensated solely because any of the exclusions in paragraph 14.3(b) of Clause 14.3 (Tax indemnity) applied);

(d)	compensated for by any payment made pursuant to Clause 16.3 (Mandatory Cost);
(e)	attributable to the wilful breach by the relevant Finance Party or its Affiliates of any law or regulation; or
(f)	incurred by a Hedge Counterparty in its capacity as such.

16	OTHER INDEMNITIES
16.1	Currency indemnity
(a)

If any sum due from an Obligor under the Finance Documents (a “Sum”), or any order, judgment or award given or made in relation to a Sum, has to be converted from the currency (the “First Currency”) in which that Sum is payable into another currency (the “Second Currency”) for the purpose of:

(i)	making or filing a claim or proof against that Obligor; or
(ii)	obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings,

that Obligor shall, as an independent obligation, on demand, indemnify each Secured Party to which that Sum is due against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between (A) the rate of exchange used to convert that Sum from the First Currency into the Second Currency and (B) the rate or rates of exchange available to that person at the time of its receipt of that Sum.

(b)	Each Obligor waives any right it may have in any jurisdiction to pay any amount under the Finance Documents in a currency or currency unit other than that in which it is expressed to be payable.
(c)	This Clause 16.1 (Currency indemnity) does not apply to any sum due to a Hedge Counterparty in its capacity as such.
16.2	Other indemnities
(a)	Each Obligor shall, on demand, indemnify each Secured Party against any cost, loss or liability (including legal costs and fees) incurred by it as a result of:
(i)	the occurrence of any Event of Default;
(ii)

a failure by an Obligor to pay any amount due under a Finance Document on its due date, including without limitation, any cost, loss or liability arising as a result of Clause 38 (Sharing among the Finance Parties);

(iii)

funding, or making arrangements to fund, its participation in the Loan requested by the Borrowers in the Utilisation Request but not made by reason of the operation of any one or more of the provisions of this Agreement (other than by reason of default or negligence by that Finance Party alone); or

(iv)	the Loan (or part of the Loan) not being prepaid in accordance with a notice of prepayment given by the Borrowers.
(b)

Each Obligor shall, on demand, indemnify each Finance Party, each Affiliate of a Finance Party and each officer or employee of a Finance Party or its Affiliate (each such person for the purposes of this Clause 16.2 (Other indemnities) an “Indemnified Person”), against any cost, loss or liability incurred (including legal costs and fees) by that Indemnified Person pursuant to or in connection with any litigation, arbitration or administrative proceedings or regulatory enquiry, in connection with or arising out of the entry into and the transactions contemplated by the Finance Documents, having the benefit of any Security constituted by the Finance

Documents or which relates to the condition or operation of, or any incident occurring in relation to, any Ship unless such cost, loss or liability is caused by the gross negligence or wilful misconduct of that Indemnified Person.

(c)

Without limiting, but subject to any limitations set out in paragraph (b) above, the indemnity in paragraph (b) above shall cover any cost, loss or liability incurred by each Indemnified Person in any jurisdiction:

(i)	arising or asserted under or in connection with any law relating to safety at sea, the ISM Code, any Environmental Law or any Sanctions; or
(ii)	in connection with any Environmental Claim.
(d)

The Obligors shall, on demand, indemnify each Secured Party against any cost, loss or liability (including legal costs and fees) incurred by that Secured Party as a result of the investigation or occurrence of a Sanctions Event.

(e)

Any Affiliate or any officer or employee of a Finance Party or of any of its Affiliates may rely on this Clause 16.2 (Other indemnities) subject to Clause 1.5 (Third party rights) and the provisions of the Third Parties Act.

16.3	Mandatory Cost

Each Borrower shall, on demand by the Facility Agent, pay to the Facility Agent for the account of the relevant Lender, such amount which any Lender certifies in a notice to the Facility Agent to be its good faith determination of the amount necessary to compensate it for complying with:

(a)

in the case of a Lender lending from a Facility Office in a Participating Member State, the minimum reserve requirements (or other requirements having the same or similar purpose) of the European Central Bank (or any other authority or agency which replaces all or any of its functions) in respect of loans made from that Facility Office; and

(b)

in the case of any Lender lending from a Facility Office in the United Kingdom, any reserve asset, special deposit or liquidity requirements (or other requirements having the same or similar purpose) of the Bank of England (or any other governmental authority or agency) and/or paying any fees to the Financial Conduct Authority and/or the Prudential Regulation Authority (or any other governmental authority or agency which replaces all or any of their functions), which, in each case, is referable to that Lender’s participation in the Loan.

16.4	Indemnity to the Servicing Parties

Each Obligor shall, on demand, indemnify each Servicing Party against any reasonable cost, loss or liability incurred by that Servicing Party (acting reasonably) as a result of:

(a)	investigating any event which it reasonably believes is a Default;
(b)	acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorised; and

(c)	instructing lawyers, accountants, tax advisers, surveyors or other professional advisers or experts as permitted under the Finance Documents.
16.5	Indemnity to the Facility Agent

Each Obligor shall, on demand, indemnify the Facility Agent against any reasonable cost, loss or liability incurred by the Facility Agent (otherwise than by reason of the Facility Agent’s gross negligence or wilful misconduct) or, in the case of any cost, loss or liability pursuant to Clause 39.11 (Disruption to Payment Systems etc.) notwithstanding the Facility Agent’s negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Facility Agent in acting as Facility Agent under the Finance Documents.

16.6	Indemnity to the Security Agent
(a)	Each Obligor shall, on demand, indemnify the Security Agent and every Receiver and Delegate against any cost, loss or liability incurred by any of them:
(i)	in relation to or as a result of:
(A)	acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorised;
(B)	the taking, holding, protection or enforcement of the Finance Documents and the Transaction Security;
(C)	the exercise of any of the rights, powers, discretions, authorities and remedies vested in the Security Agent and each Receiver and Delegate by the Finance Documents or by law;
(D)	any default by any Transaction Obligor in the performance of any of the obligations expressed to be assumed by it in the Finance Documents;
(E)	any action by any Obligor which vitiates, reduces the value of, or is otherwise prejudicial to, the Transaction Security; and
(F)	instructing lawyers, accountants, tax advisers, surveyors or other professional advisers or experts as permitted under the Finance Documents;
(ii)

acting as Security Agent, Receiver or Delegate under the Finance Documents or which otherwise relates to any of the Security Property or the performance of the terms of this Agreement or the other Finance Documents (otherwise, in each case, than by reason of the relevant Security Agent’s, Receiver’s or Delegate’s gross negligence or wilful misconduct); and

(iii)

any claim, action, civil penalty or fine against, any settlement, and any other kind of loss or liability, and all reasonable costs and expenses (including reasonable counsel fees and disbursements) incurred by the Facility Agent or any Lender as a result of conduct of any Obligor or any of their partners, directors, officers, employees, agents or advisors, that violates any Sanctions.

(b)	The Security Agent and every Receiver and Delegate may, in priority to any payment to the Secured Parties, indemnify itself out of the Charged Property in respect of, and pay and retain,

all sums necessary to give effect to the indemnity in this Clause 16.6 (Indemnity to the Security Agent) and shall have a lien on the Transaction Security and the proceeds of the enforcement of the Transaction Security for all monies payable to it.

16.7	Indemnity to the Sustainability Coordinator

Each Obligor shall, on demand, indemnify the Sustainability Coordinator against any reasonable cost, loss or liability incurred by the Sustainability Coordinator (otherwise than by reason of the Sustainability Coordinator ’s gross negligence or wilful misconduct) or, in the case of any cost, loss or liability pursuant to Clause 39.11 (Disruption to Payment Systems etc.) notwithstanding the Sustainability Coordinator ’s negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Sustainability Coordinator in acting as Sustainability Coordinator under the Finance Documents.

17	MITIGATION BY THE FINANCE PARTIES
17.1	Mitigation
(a)

Each Finance Party shall, in consultation with the Borrowers, take all reasonable steps to mitigate any circumstances which arise and which would result in any amount becoming payable under or pursuant to, or cancelled pursuant to, any of Clause 8.1 (Illegality), Clause 14 (Tax Gross Up and Indemnities), Clause 15 (Increased Costs) or paragraph 16.3(a) of Clause 16.3 (Mandatory Cost) including (but not limited to) transferring its rights and obligations under the Finance Documents to another Affiliate or Facility Office.

(b)	Paragraph (a) above does not in any way limit the obligations of any Obligor under the Finance Documents.
17.2	Limitation of liability
(a)	Each Borrower shall, on demand, indemnify each Finance Party for all costs and expenses reasonably incurred by that Finance Party as a result of steps taken by it under Clause 17.1 (Mitigation).
(b)	A Finance Party is not obliged to take any steps under Clause 17.1 (Mitigation) if, in the opinion of that Finance Party (acting reasonably), to do so might be prejudicial to it.
18	COSTS AND EXPENSES
18.1	Transaction expenses

The Borrowers shall, on demand, pay the Facility Agent, the Security Agent, each Mandated Lead Arranger and the Documentation Agent the amount of all reasonable costs and expenses (including legal fees) reasonably incurred by any Secured Party in connection with the negotiation, preparation, printing, execution, syndication and perfection of:

(a)	this Agreement and any other documents referred to in this Agreement;
(b)	the Transaction Security; and
(c)	any other Finance Documents executed after the date of this Agreement.

18.2	Amendment costs

If:

(a)	a Party requests an amendment, waiver or consent; or
(b)	any amendment is made pursuant to Clause 39.9 (Change of currency) or as contemplated in Clause 46.4 (Changes to reference rates); or
(c)	the Security Agent agrees to the release of all or any part of the Charged Property from the Transaction Security,

the Borrowers shall, on demand, reimburse each of the Facility Agent and the Security Agent for the amount of all reasonable costs and expenses (including legal fees) reasonably incurred by each Secured Party in responding to, evaluating, negotiating or complying with that request or requirement.

18.3Enforcement and preservation costs

The Borrowers shall, on demand, pay to each Secured Party the amount of all costs and expenses (including legal fees) incurred by that Secured Party in connection with the enforcement of, or the preservation of any rights under, any Finance Document and the Transaction Security and any proceedings instituted by or against the Security Agent as a consequence of taking or holding the Transaction Security or enforcing those rights.

18.4Reference rate transition costs

The Borrowers shall on demand reimburse each of the Facility Agent and the Security Agent for the amount of all costs and expenses (including legal fees) reasonably incurred by each Secured Party in connection with:

(a)	the negotiation or entry into of any Compounded Rate Supplement or Compounding Methodology Supplement; or
(b)	any amendment, waiver or consent relating to:
(i)	the transition to the Compounded Reference Rate;
(ii)	any Compounded Rate Supplement or Compounding Methodology Supplement; or
(iii)	any change arising as a result of an amendment required under Clause 46.4 (Changes to reference rates).

SECTION 7

GUARANTEES AND JOINT AND SEVERAL LIABILITY OF BORROWERS

19	GUARANTEE AND INDEMNITY — GUARANTORS
19.1	Guarantee and indemnity

Each Guarantor irrevocably and unconditionally:

(a)	guarantees to each Finance Party punctual performance by each Obligor other than the Guarantors of all such other Obligor’s obligations under the Finance Documents;
(b)

undertakes with each Finance Party that whenever an Obligor other than the Guarantors do not pay any amount when due under or in connection with any Finance Document, the Guarantors shall immediately on demand pay that amount as if it were the principal obligor; and

(c)

agrees with each Finance Party that if any obligation guaranteed by it is or becomes unenforceable, invalid or illegal, it will, as an independent and primary obligation, indemnify that Finance Party immediately on demand against any cost, loss or liability it incurs as a result of an Obligor other than the Guarantors not paying any amount which would, but for such unenforceability, invalidity or illegality, have been payable by it under any Finance Document on the date when it would have been due. The amount payable by the Guarantors under this indemnity will not exceed the amount it would have had to pay under this Clause 19 (Guarantee and Indemnity — Guarantors) if the amount claimed had been recoverable on the basis of a guarantee.

19.2	Continuing guarantee

This guarantee is a continuing guarantee and will extend to the ultimate balance of sums payable by any Obligor under the Finance Documents, regardless of any intermediate payment or discharge in whole or in part.

19.3	Reinstatement

If any discharge, release or arrangement (whether in respect of the obligations of any Obligor or any security for those obligations or otherwise) is made by a Secured Party in whole or in part on the basis of any payment, security or other disposition which is avoided or must be restored in insolvency, liquidation, administration or otherwise, without limitation, then the liability of the Guarantors under this Clause 19 (Guarantee and Indemnity — Guarantors) will continue or be reinstated as if the discharge, release or arrangement had not occurred.

19.4	Waiver of defences

The obligations of the Guarantors under this Clause 19 (Guarantee and Indemnity — Guarantors) and in respect of any Transaction Security will not be affected or discharged by an act, omission, matter or thing which, but for this Clause 19.4 (Waiver of defences), would reduce, release or prejudice any of its obligations under this Clause 19 (Guarantee and Indemnity –  Guarantors) or in respect of any Transaction Security (without limitation and whether or not known to it or any Secured Party) including:

(a)	any time, waiver or consent granted to, or composition with, any Obligor or other person;

(b)	the release of any other Obligor or any other person under the terms of any composition or arrangement with any creditor of any member of the Group;
(c)

the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect or delay in perfecting, or refusal or neglect to take up or enforce, or delay in taking or enforcing any rights against, or security over assets of, any Obligor or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

(d)	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of an Obligor or any other person;
(e)

any amendment, novation, supplement, extension, restatement (however fundamental and whether or not more onerous) or replacement of any Finance Document or any other document or security including, without limitation, any change in the purpose of, any extension of or any increase in any facility or the addition of any new facility under any Finance Document or other document or security;

(f)	any unenforceability, illegality or invalidity of any obligation of any person under any Finance Document or any other document or security; or
(g)	any insolvency or similar proceedings.
19.5	Immediate recourse

The Guarantors waive any right they may have of first requiring any Secured Party (or any trustee or agent on its behalf) to proceed against or enforce any other rights or security or claim payment from any person (including without limitation to commence any proceedings under any Finance Document or to enforce any Transaction Security) before claiming or commencing proceedings under this Clause 19 (Guarantee and Indemnity —  Guarantors). This waiver applies irrespective of any law or any provision of a Finance Document to the contrary.

19.6	Appropriations

Until all amounts which may be or become payable by the Obligors under or in connection with the Finance Documents have been irrevocably paid in full, each Secured Party (or any trustee or agent on its behalf) may:

(a)

refrain from applying or enforcing any other moneys, security or rights held or received by that Secured Party (or any trustee or agent on its behalf) in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and the Guarantors shall not be entitled to the benefit of the same; and

(b)	hold in an interest-bearing suspense account any moneys received from the Guarantors or on account of any Guarantor’s liability under this Clause 19 (Guarantee and Indemnity — Guarantors).
19.7	Deferral of Guarantors’ rights

All rights which the Guarantors at any time have (whether in respect of this guarantee, a mortgage or any other transaction) against any Borrower, any other Obligor or their respective assets shall be fully subordinated to the rights of the Secured Parties under the Finance Documents and until the end of the Security Period and unless the Facility Agent otherwise directs, the Guarantors will not exercise any rights which they may have (whether in respect of any Finance Document to which it is a Party or any other transaction) by reason of performance by the Guarantors of their obligations under the Finance Documents or by reason of any amount being payable, or liability arising, under this Clause 19 (Guarantee and Indemnity —  Guarantors):

(a)	to be indemnified by an Obligor;
(b)	to claim any contribution from any third party providing security for, or any other guarantor of, any Obligor’s obligations under the Finance Documents;
(c)

to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Secured Parties under the Finance Documents or of any other guarantee or security taken pursuant to, or in connection with, the Finance Documents by any Secured Party;

(d)

to bring legal or other proceedings for an order requiring any Obligor to make any payment, or perform any obligation, in respect of which the Guarantors have given a guarantee, undertaking or indemnity under Clause 19 (Guarantee and Indemnity —  Guarantors);

(e)	to exercise any right of set-off against any Obligor; and/or
(f)	to claim or prove as a creditor of any Obligor in competition with any Secured Party.

If the Guarantors receive any benefit, payment or distribution in relation to such rights they shall hold that benefit, payment or distribution to the extent necessary to enable all amounts which may be or become payable to the Secured Parties by the Obligors under or in connection with the Finance Documents to be repaid in full on trust for the Secured Parties and shall promptly pay or transfer the same to the Facility Agent or as the Facility Agent may direct for application in accordance with Clause 39 (Payment Mechanics).

19.8	Additional security

This guarantee and any other Security given by the Guarantors is in addition to and is not in any way prejudiced by, and shall not prejudice, any other guarantee or Security or any other right of recourse now or subsequently held by any Secured Party or any right of set-off or netting or right to combine accounts in connection with the Finance Documents.

19.9	Applicability of provisions of Guarantee to other Security

Clauses 19.2 (Continuing guarantee), 19.3 (Reinstatement), 19.4 (Waiver of defences), 19.5 (Immediate recourse), 19.6 (Appropriations), 19.7 (Deferral of Guarantors’ rights) and 19.8 (Additional security) shall apply, with any necessary modifications, to any Security which the Guarantors create (whether at the time at which it signs this Agreement or at any later time) to secure the Secured Liabilities or any part of them.

20	JOINT AND SEVERAL LIABILITY OF THE GUARANTORS
20.1	Joint and several liability

All liabilities and obligations of the Guarantors under this Agreement shall, whether expressed to be so or not, be joint and several.

20.2	Waiver of defences

The liabilities and obligations of a Guarantor shall not be impaired by:

(a)	this Agreement being or later becoming void, unenforceable or illegal as regards the other Guarantor;
(b)	any Lender or the Security Agent entering into any rescheduling, refinancing or other arrangement of any kind with the other Guarantor;
(c)	any Lender or the Security Agent releasing the other Guarantor or any Security created by a Finance Document; or
(d)	any time, waiver or consent granted to, or composition with the other Guarantor or other person;
(e)	the release of the other Guarantor or any other person under the terms of any composition or arrangement with any creditor of any member of the Group;
(f)

the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, the other Guarantor or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

(g)	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of the other Guarantor or any other person;
(h)

any amendment, novation, supplement, extension, restatement (however fundamental, and whether or not more onerous) or replacement of a Finance Document or any other document or security including, without limitation, any change in the purpose of, any extension of or any increase in any facility or the addition of any new facility under any Finance Document or other document or security;

(i)	any unenforceability, illegality or invalidity of any obligation or any person under any Finance Document or any other document or security; or
(j)	any insolvency or similar proceedings.
20.3	Principal Debtor

Each Guarantor declares that it is and will, throughout the Security Period, remain a principal debtor for all amounts owing under this Agreement and the Finance Documents and no Guarantor shall, in any circumstances, be construed to be a surety for the obligations of the other Guarantor under this Agreement.

20.4	Guarantor restrictions
(a)	Subject to paragraph (b) below, during the Security Period no Guarantor shall:
(i)

claim any amount which may be due to it from the other Guarantor whether in respect of a payment made under, or matter arising out of, this Agreement or any Finance Document, or any matter unconnected with this Agreement or any Finance Document; or

(ii)	take or enforce any form of security from the other Guarantor for such an amount, or in any the way seek to have recourse in respect of such an amount against any asset of the other Guarantor; or
(iii)	set off such an amount against any sum due from it to the other Guarantor; or
(iv)	prove or claim for such an amount in any liquidation, administration, arrangement or similar procedure involving the other Guarantor; or
(v)	exercise or assert any combination of the foregoing.
(b)

If during the Security Period, the Facility Agent, by notice to a Guarantor, requires it to take any action referred to in paragraph (a) above in relation to the other Guarantor, that Guarantor shall take that action as soon as practicable after receiving the Facility Agent’s notice.

20.5	Deferral of Guarantors’ rights

Until all amounts which may be or become payable by the Guarantors under or in connection with the Finance Documents have been irrevocably paid in full and unless the Facility Agent otherwise directs, no Guarantor will exercise any rights which it may have by reason of performance by it of its obligations under the Finance Documents:

(a)	to be indemnified by the other Guarantor; or
(b)	to claim any contribution from the other Guarantor in relation to any payment made by it under the Finance Documents.
21	JOINT AND SEVERAL LIABILITY OF THE BORROWERS
21.1	Joint and several liability

All liabilities and obligations of the Borrowers under this Agreement shall, whether expressed to be so or not, be joint and several.

21.2	Waiver of defences

The liabilities and obligations of a Borrower shall not be impaired by:

(a)	this Agreement being or later becoming void, unenforceable or illegal as regards any other Borrower;
(b)	any Lender or the Security Agent entering into any rescheduling, refinancing or other arrangement of any kind with any other Borrower;
(c)	any Lender or the Security Agent releasing any other Borrower or any Security created by a Finance Document; or
(d)	any time, waiver or consent granted to, or composition with any other Borrower or other person;
(e)	the release of any other Borrower or any other person under the terms of any composition or arrangement with any creditor of any member of the Group;

(f)

the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any other Borrower or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

(g)	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of any other Borrower or any other person;
(h)

any amendment, novation, supplement, extension, restatement (however fundamental, and whether or not more onerous) or replacement of a Finance Document or any other document or security including, without limitation, any change in the purpose of, any extension of or any increase in any facility or the addition of any new facility under any Finance Document or other document or security;

(i)	any unenforceability, illegality or invalidity of any obligation or any person under any Finance Document or any other document or security; or
(j)	any insolvency or similar proceedings.
21.3	Principal Debtor

Each Borrower declares that it is and will, throughout the Security Period, remain a principal debtor for all amounts owing under this Agreement and the Finance Documents and no Borrower shall, in any circumstances, be construed to be a surety for the obligations of any other Borrower under this Agreement.

21.4	Borrower restrictions
(a)	Subject to paragraph (b) below, during the Security Period no Borrower shall:
(i)

claim any amount which may be due to it from any other Borrower whether in respect of a payment made under, or matter arising out of, this Agreement or any Finance Document, or any matter unconnected with this Agreement or any Finance Document; or

(ii)	take or enforce any form of security from any other Borrower for such an amount, or in any the way seek to have recourse in respect of such an amount against any asset of any other Borrower; or
(iii)	set off such an amount against any sum due from it to any other Borrower; or
(iv)	prove or claim for such an amount in any liquidation, administration, arrangement or similar procedure involving any other Borrower; or
(v)	exercise or assert any combination of the foregoing.
(b)

If during the Security Period, the Facility Agent, by notice to a Borrower, requires it to take any action referred to in paragraph (a) above in relation to any other Borrower, that Borrower shall take that action as soon as practicable after receiving the Facility Agent’s notice.

21.5	Deferral of Borrowers’ rights

Until all amounts which may be or become payable by the Borrowers under or in connection with the Finance Documents have been irrevocably paid in full and unless the Facility Agent otherwise directs, no Borrower will exercise any rights which it may have by reason of performance by it of its obligations under the Finance Documents:

(a)	to be indemnified by any other Borrower; or
(b)	to claim any contribution from any other Borrower in relation to any payment made by it under the Finance Documents.

SECTION 8

GUARANTEE AND INDEMNITY - HEDGE GUARANTORS

22	GUARANTEE AND INDEMNITY— HEDGE GUARANTORS
22.1	Guarantee and indemnity

Each Hedge Guarantor irrevocably and unconditionally:

(a)	guarantees to each Finance Party punctual performance by each Borrower of all that Borrower’s obligations under the Hedging Agreements;
(b)

undertakes with each Finance Party that whenever a Borrower does not pay any amount when due under or in connection with any Hedging Agreement, that Hedge Guarantor shall immediately on demand pay that amount as if it were the principal obligor; and

(c)

agrees with each Finance Party that if any obligation guaranteed by it is or becomes unenforceable, invalid or illegal, it will, as an independent and primary obligation, indemnify that Finance Party immediately on demand against any cost, loss or liability it incurs as a result of a Borrower not paying any amount which would, but for such unenforceability, invalidity or illegality, have been payable by it under any Hedging Agreement on the date when it would have been due. The amount payable by a Hedge Guarantor under this indemnity will not exceed the amount it would have had to pay under this Clause 22 (Guarantee and Indemnity — Hedge Guarantors) if the amount claimed had been recoverable on the basis of a guarantee.

22.2	Continuing guarantee

This guarantee is a continuing guarantee and will extend to the ultimate balance of sums payable by any Borrower under the Hedging Agreements, regardless of any intermediate payment or discharge in whole or in part.

22.3	Reinstatement

If any discharge, release or arrangement (whether in respect of the obligations of any Borrower or any security for those obligations or otherwise) is made by a Secured Party in whole or in part on the basis of any payment, security or other disposition which is avoided or must be restored in insolvency, liquidation, administration or otherwise, without limitation, then the liability of each Hedge Guarantor under this Clause 22 (Guarantee and Indemnity — Hedge Guarantors) will continue or be reinstated as if the discharge, release or arrangement had not occurred.

22.4	Waiver of defences

The obligations of each Hedge Guarantor under this Clause 22 (Guarantee and Indemnity — Hedge Guarantors) (and in respect of any Transaction Security will not be affected or discharged by an act, omission, matter or thing which, but for this Clause 22.4 (Waiver of defences), would reduce, release or prejudice any of its obligations under this Clause 22 (Guarantee and Indemnity — Hedge Guarantors)) or in respect of any Transaction Security (without limitation and whether or not known to it or any Secured Party) including:

(a)	any time, waiver or consent granted to, or composition with, any Obligor or other person;

(b)	the release of any other Obligor or any other person under the terms of any composition or arrangement with any creditor of any member of the Group;
(c)

the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect or delay in perfecting, or refusal or neglect to take up or enforce, or delay in taking or enforcing any rights against, or security over assets of, any Obligor or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

(d)	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of an Obligor or any other person;
(e)

any amendment, novation, supplement, extension, restatement (however fundamental and whether or not more onerous) or replacement of any Finance Document or any other document or security including, without limitation, any change in the purpose of, any extension of or any increase in any facility or the addition of any new facility under any Finance Document or other document or security;

(f)	any unenforceability, illegality or invalidity of any obligation of any person under any Finance Document or any other document or security; or
(g)	any insolvency or similar proceedings.
22.5	Immediate recourse

Each Hedge Guarantor waives any right it may have of first requiring any Secured Party (or any trustee or agent on its behalf) to proceed against or enforce any other rights or security or claim payment from any person (including without limitation to commence any proceedings under any Finance Document or to enforce any Transaction Security) before claiming or commencing proceedings under this Clause 22 (Guarantee and Indemnity — Hedge Guarantors).

This waiver applies irrespective of any law or any provision of a Finance Document to the contrary.

22.6	Appropriations

Until all amounts which may be or become payable by the Borrowers under or in connection with the Hedging Agreements have been irrevocably paid in full, each Secured Party (or any trustee or agent on its behalf) may:

(a)

refrain from applying or enforcing any other moneys, security or rights held or received by that Secured Party (or any trustee or agent on its behalf) in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and no Hedge Guarantor shall be entitled to the benefit of the same; and

(b)

hold in an interest-bearing suspense account any moneys received from any Hedge Guarantor or on account of any Hedge Guarantor’s liability under this Clause 22 (Guarantee and Indemnity — Hedge Guarantors).

22.7	Deferral of Hedge Guarantors’ rights

All rights which each Hedge Guarantor at any time has (whether in respect of this guarantee, a mortgage or any other transaction) against any Borrower, any other Obligor or their respective assets shall be fully subordinated to the rights of the Secured Parties under the Finance Documents and until the end of the Security Period and unless the Facility Agent otherwise directs, no Hedge Guarantor will exercise any rights which it may have (whether in respect of any Finance Document to which it is a Party or any other transaction) by reason of performance by it of its obligations under the Finance Documents or by reason of any amount being payable, or liability arising, under this Clause 22 (Guarantee and Indemnity — Hedge Guarantors):

(a)	to be indemnified by an Obligor;
(b)	to claim any contribution from any third party providing security for, or any other guarantor of, any Obligor’s obligations under the Finance Documents;
(c)

to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Secured Parties under the Finance Documents or of any other guarantee or security taken pursuant to, or in connection with, the Finance Documents by any Secured Party;

(d)

to bring legal or other proceedings for an order requiring any Obligor to make any payment, or perform any obligation, in respect of which any Hedge Guarantor has given a guarantee, undertaking or indemnity under Clause 21 (Joint and Several Liability of the Borrowers);

(e)	to exercise any right of set-off against any Obligor; and/or
(f)	to claim or prove as a creditor of any Obligor in competition with any Secured Party.

If a Hedge Guarantor receives any benefit, payment or distribution in relation to such rights it shall hold that benefit, payment or distribution to the extent necessary to enable all amounts which may be or become payable to the Secured Parties by the Obligors under or in connection with the Finance Documents to be repaid in full on trust for the Secured Parties and shall promptly pay or transfer the same to the Facility Agent or as the Facility Agent may direct for application in accordance with Clause 39 (Payment Mechanics).

22.8	Additional security

This guarantee and any other Security given by a Hedge Guarantor is in addition to and is not in any way prejudiced by, and shall not prejudice, any other guarantee or Security or any other right of recourse now or subsequently held by any Secured Party or any right of set-off or netting or right to combine accounts in connection with the Finance Documents.

22.9	Applicability of provisions of Guarantee to other Security

Clauses 22.2 (Continuing guarantee), 22.3 (Reinstatement), 22.4 (Waiver of defences), 22.5 (Immediate recourse), 22.6 (Appropriations), 22.7 (Deferral of Hedge Guarantors’ rights) and 22.8 (Additional security) shall apply, with any necessary modifications, to any Security which a Hedge Guarantor creates (whether at the time at which it signs this Agreement or at any later time) to secure the Secured Liabilities or any part of them.

SECTION 9

REPRESENTATIONS, UNDERTAKINGS AND EVENTS OF DEFAULT

23	REPRESENTATIONS
23.1	General

Each Obligor makes the representations and warranties set out in this Clause 23 (Representations) to each Finance Party on the date of this Agreement.

23.2	Status
(a)

In the case of each Borrower and the Corporate Guarantor, it is a limited liability company, duly formed and validly existing in good standing under the law of its jurisdiction of incorporation and in the case of the Parent Guarantor it is a corporation, duly incorporated and validly existing in good standing under the law of its jurisdiction of incorporation.

(b)	It has the power to own its assets and carry on its business as it is being conducted.
23.3	Membership interests and ownership
(a)	The aggregate membership interests expressed in terms of shares authorised to be issued by each Borrower is:
(i)

in the case of each of Faroe Shipco LLC, Fair Isle Shipco LLC, Forth Shipco LLC, Trafalgar Shipco LLC, Blasket Shipco LLC, Saltee Shipco LLC, and Wight Kilmore Shipco LLC, Killary Shipco LLC and Ballycotton Shipco LLC, 100 LLC shares;

(ii)	in the case of each of Fisher Shipco LLC and Humber Shipco LLC, 2,963,289 LLC shares;
(iii)	in the case of Wight Shipco LLC, 11,821,249 LLC shares,

which shares are, in each case, uncertificated.

(b)	The legal title to and beneficial interest in the membership interests in each Borrower is held free of any Security or any other claim by the Corporate Guarantor.
(c)	None of the membership interests in any Borrower is subject to any option to purchase, pre-emption rights or similar rights.
(d)	The legal title to and beneficial interest in the membership interests in the Corporate Guarantor is held free of any Security or any other claim by the Parent Guarantor.
23.4	Binding obligations

The obligations expressed to be assumed by it in each Transaction Document to which it is a party are legal, valid, binding and enforceable obligations.

23.5	Validity, effectiveness and ranking of Security
(a)	Each Finance Document to which it is a party does now or, as the case may be, will upon execution and delivery and, where applicable, registration create the Security it purports to create over any assets to which such Security, by its terms, relates, and such Security will, when created or intended to be created, be valid and effective.

(b)	No third party has or will have any Security (except for Permitted Security) over any assets that are the subject of any Transaction Security granted by it.
(c)

The Transaction Security granted by it to the Security Agent or any other Secured Party has or will when created or intended to be created have first ranking priority or such other priority it is expressed to have in the Finance Documents and is not subject to any prior ranking or pari passu ranking security.

(d)	No concurrence, consent or authorisation of any person is required for the creation of or otherwise in connection with any Transaction Security.
23.6	Non-conflict with other obligations

The entry into and performance by it of, and the transactions contemplated by, each Transaction Document to which it is a party do not and will not conflict with:

(a)	any law or regulation applicable to it;
(b)	the constitutional documents of any member of the Group; or
(c)

any agreement or instrument binding upon it or any member of the Group or any member of the Group’s assets or constitute a default or termination event (however described) under any such agreement or instrument.

23.7	Power and authority
(a)	It has the power to enter into, perform and deliver, and has taken all necessary action to authorise:
(i)	its entry into, performance and delivery of, each Transaction Document to which it is or will be a party and the transactions contemplated by those Transaction Documents; and
(ii)	in the case of each Borrower, its registration of the Ship owned by it under its Approved Flag.
(b)	No limit on its powers will be exceeded as a result of the borrowing, granting of security or giving of guarantees or indemnities contemplated by the Transaction Documents to which it is a party.
23.8	Validity and admissibility in evidence

All Authorisations required or desirable:

(a)	to enable it lawfully to enter into, exercise its rights and comply with its obligations in the Transaction Documents to which it is a party; and
(b)	to make the Transaction Documents to which it is a party admissible in evidence in its Relevant Jurisdictions,

have been obtained or effected and are in full force and effect.

23.9	Governing law and enforcement
(a)	The choice of governing law of each Transaction Document to which it is a party will be recognised and enforced in its Relevant Jurisdictions.
(b)

Any judgment obtained in relation to a Transaction Document to which it is a party in the jurisdiction of the governing law of that Transaction Document will be recognised and enforced in its Relevant Jurisdictions.

23.10	Insolvency

No:

(a)	corporate action, legal proceeding or other procedure or step described in paragraph 31.8(a) of Clause 31.8 (Insolvency proceedings); or
(b)	creditors’ process described in Clause 31.10 (Ownership of the Obligors),

has been taken or, to its knowledge, threatened in relation to a member of the Group; and none of the circumstances described in Clause 31.7 (Insolvency) applies to a member of the Group.

23.11	No filing or stamp taxes

Under the laws of its Relevant Jurisdictions it is not necessary that the Finance Documents to which it is a party be filed, recorded or enrolled with any court or other authority in that jurisdiction or that any stamp, registration, notarial or similar taxes or fees be paid on or in relation to the Finance Documents to which it is a party or the transactions contemplated by those Finance Documents except for the recordation of each Mortgage with the Office of Maritime Administrator of the Republic of the Marshall Islands and any other filing, recording or enrolling or any tax or fee payable which is referred to in any legal opinion delivered pursuant to Clause 4 (Conditions of Utilisation) and which will be made or paid promptly after the date of the relevant Finance Document.

23.12	Deduction of Tax

It is not required to make any Tax Deduction from any payment it may make under any Finance Document to which it is a party.

23.13	No default
(a)

No Event of Default and, on the date of this Agreement and on each Utilisation Date, no Default is continuing or might reasonably be expected to result from the making of the Utilisation or the entry into, the performance of, or any transaction contemplated by, any Transaction Document.

(b)

No other event or circumstance is outstanding which constitutes a default or a termination event (however described) under any other agreement or instrument which is binding on it or to which its assets are subject which might have a Material Adverse Effect.

23.14	No misleading information
(a)

Any factual information provided by any member of the Group for the purposes of this Agreement was true and accurate in all material respects as at the date it was provided or as at the date (if any) at which it is stated.

(b)	The financial projections contained in any such information have been prepared on the basis of recent historical information and on the basis of reasonable assumptions.
(c)

Nothing has occurred or been omitted from any such information and no information has been given or withheld that results in the information provided being untrue or misleading in any material respect.

23.15	Financial Statements
(a)	Its Original Financial Statements were prepared in accordance with GAAP consistently applied.
(b)	Its Original Financial Statements give a true and fair view of its financial condition and operations (consolidated in the case of the Parent Guarantor) during the relevant financial year.
(c)

There has been no material adverse change in its assets, business or financial condition (or the assets, business or consolidated financial condition of the Group, in the case of the Parent Guarantor) since 31 December 2021.

(d)	Its most recent financial statements delivered pursuant to Clause 24.2 (Financial statements):
(i)	have been prepared in accordance with Clause 24.4 (Requirements as to financial statements); and
(ii)	give a true and fair view of (if audited) or fairly represent (if unaudited) its financial condition and operations (consolidated in the case of the Guarantor) during the relevant financial year.
(e)

Since the date of the most recent financial statements delivered pursuant to Clause 24.2 (Financial statements) there has been no material adverse change in its business, assets or financial condition (or the business or consolidated financial condition of the Group, in the case of the Guarantor).

23.16	Pari passu ranking

Its payment obligations under the Finance Documents to which it is a party rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors, except for obligations mandatorily preferred by law applying to companies generally.

23.17	No proceedings pending or threatened

No litigation, arbitration or administrative proceedings or investigations (including proceedings or investigations relating to any alleged or actual breach of the ISM Code or of the ISPS Code) of or before any court, arbitral body or agency have (to the best of its knowledge and belief (having made due and careful enquiry)) been started or threatened against it which might have a Material Adverse Effect.

23.18	Validity and completeness of the Pool Agreements
(a)	Each of the Pool Agreements constitute legal, valid, binding and enforceable obligations of the parties to it.
(b)	The copy of the Pool Agreements delivered to the Facility Agent before the date of this Agreement are true and complete copies.
(c)	No material amendments or additions to the Pool Agreements have been agreed nor have any rights under the Pool Agreements been waived.
23.19	Valuations
(a)

All information supplied by it or on its behalf to an Approved Valuer for the purposes of a valuation delivered to the Facility Agent in accordance with this Agreement was true and accurate as at the date it was supplied or (if appropriate) as at the date (if any) at which it is stated to be given.

(b)	It has not omitted to supply any information to an Approved Valuer which, if disclosed, would adversely affect any valuation prepared by such Approved Valuer.
(c)

There has been no change to the factual information provided pursuant to paragraph (a) above in relation to any valuation between the date such information was provided and the date of that valuation which, in either case, renders that information untrue or misleading in any material respect.

23.20	No breach of laws

It has not breached any law or regulation which breach has had or could reasonably be expected to have a Material Adverse Effect.

23.21	No Charter

No Ship is subject to any Charter other than a Permitted Charter.

23.22	Compliance with Environmental Laws

All Environmental laws relating to the ownership, operation and management of each Ship and the business of each member of the Group (as now conducted and as reasonably anticipated to be conducted in the future) and the terms of all Environmental Approvals have been complied with.

23.23	No Environmental Claim

No Environmental Claim has been made or threatened against any member of the Group or any Ship.

23.24	No Environmental Incident

No Environmental Incident has occurred and no person has claimed that an Environmental Incident has occurred.

23.25	ISM and ISPS Code compliance

All requirements of the ISM Code and the ISPS Code as they relate to each Borrower each Approved Manager and each Ship have been complied with.

23.26	Taxes paid
(a)

It is not and no other member of the Group is materially overdue in the filing of any Tax returns and it is not (and no other member of the Group is) overdue in the payment of any amount in respect of Tax.

(b)	No claims or investigations are being, or could reasonably be expected to be, made or conducted against it (or any other member of the Group) with respect to Taxes.
23.27	Financial Indebtedness

No Borrower has any Financial Indebtedness outstanding other than as permitted by this Agreement.

23.28	Overseas companies

No Obligor has delivered particulars, whether in its name stated in the Finance Documents or any other name, of any UK Establishment to the Registrar of Companies as required under the Overseas Regulations or, if it has so registered, it has provided to the Facility Agent sufficient details to enable an accurate search against it to be undertaken by the Lenders at the Companies Registry.

23.29	Good title to assets

It has good, valid and marketable title to, or valid leases or licences of, and all appropriate Authorisations to use, the assets necessary to carry on its business as presently conducted.

23.30	Ownership
(a)	On the first Utilisation Date, Borrower A will be the sole legal and beneficial owner of Ship A, its Earnings and its Insurances.
(b)	On the first Utilisation Date, Borrower B will be the sole legal and beneficial owner of Ship B, its Earnings and its Insurances.
(c)	On the first Utilisation Date, Borrower C will be the sole legal and beneficial owner of Ship C, its Earnings and its Insurances.
(d)	On the first Utilisation Date, Borrower D will be the sole legal and beneficial owner of Ship D, its Earnings and its Insurances.
(e)	On the first Utilisation Date, Borrower E will be the sole legal and beneficial owner of Ship E, its Earnings and its Insurances.
(f)	On the first Utilisation Date, Borrower F will be the sole legal and beneficial owner of Ship F, its Earnings and its Insurances.

(g)	On the Utilisation Date in respect of Ship G, Borrower G will be the sole legal and beneficial owner of Ship G, its Earnings and its Insurances.
(h)	On the Utilisation Date in respect of Ship H, Borrower H will be the sole legal and beneficial owner of Ship H, its Earnings and its Insurances.
(i)	On the Utilisation Date in respect of Ship I, Borrower I will be the sole legal and beneficial owner of Ship I, its Earnings and its Insurances.
(j)	On the Utilisation Date in respect of Ship J, Borrower J will be the sole legal and beneficial owner of Ship J, its Earnings and its Insurances.
(k)	On the Utilisation Date in respect of Ship K, Borrower K will be the sole legal and beneficial owner of Ship K, its Earnings and its Insurances.
(l)	On the Utilisation Date in respect of Ship L, Borrower L will be the sole legal and beneficial owner of Ship L, its Earnings and its Insurances.
(m)

~~(j)~~With effect on and from the date of its creation or intended creation, each Borrower will be the sole legal and beneficial owner of any other asset that is the subject of any Transaction Security created or intended to be created by that Borrower.

23.31	Centre of main interests and establishments

For the purposes of The Council of the European Union Regulation No. 2015/848 on Insolvency Proceedings (recast) (the “Regulation”), its centre of main interest (as that term is used in Article 3(1) of the Regulation) is situated in Bermuda and it has no “establishment” (as that term is used in Article 2(h) of the Regulation) in any other jurisdiction save as disclosed to, and agreed by, the Lenders.

23.32	Place of business

No Obligor has a place of business in any countries other than as delivered to the Facility Agent in writing, and agreed to by the Lenders, on or around the date of this Agreement.

23.33	No employee or pension arrangements

No Obligor has any employees (other than as disclosed to the Lenders) or any liabilities under any pension scheme.

23.34	Sanctions

None of the Obligors, any Subsidiary of any of them, the Approved Commercial Managers or the Approved Technical Managers, and their respective directors, officers, employees, joint ventures, affiliates, agents and representatives (each a “Relevant Person”) is a Restricted Party, and none of such persons:

(a)	has received notice of or is aware of any complaint, claim, action, suit, proceeding formal notice, investigation or other action against it with respect to Sanctions Laws by any Sanctions Authority;
(b)	is majority owned or controlled by, or acting directly or indirectly on behalf of or for the benefit of, a Restricted Party and none of such persons owns or controls a Restricted Party; or

(c)	has taken or is taking any action which constitutes or would constitute a violation by any Finance Party or any Restricted Party of Sanctions Laws.
23.35	Anti-Corruption Laws
(a)

Each member of the Group has conducted its businesses in compliance with Anti-Corruption Laws and has instituted and maintains as at the date of this Agreement policies and procedures designed to promote and achieve compliance with such laws.

(b)

No member of the Group (nor to the best of its knowledge and belief (having made due and careful enquiry) any agent, director, employee or officer of any member of the Group) has made or received, or directed or authorised any other person to make or receive, any offer, payment or promise to pay, of any money, gift or other thing of value, directly or indirectly, to or for the use or benefit of any person, where this violates or would violate, or creates or would create liability for it or any other person under, any Anti-Corruption Laws.

(c)

No member of the Group (nor to the best of its knowledge and belief (having made due and careful enquiry) any agent, director, employee or officer of any member of the Group) is being investigated by any agency, or party to any proceedings, in each case in relation to any Anti-Corruption Laws.

23.36	Repetition

The Repeating Representations are deemed to be made by each Obligor by reference to the facts and circumstances then existing on the date of the Utilisation Request and the first day of each Interest Period.

24	INFORMATION UNDERTAKINGS
24.1	General

The undertakings in this Clause 24 (Information Undertakings) remain in force throughout the Security Period unless the Facility Agent, acting with the authorisation of the Majority Lenders (or, where specified, all the Lenders), may otherwise permit.

24.2	Financial statements

The Obligors shall ensure that there are provided to the Facility Agent in sufficient copies for all the Lenders:

(a)

as soon as they become available, but in any event within 120 days after the end of each of its respective financial years the audited consolidated financial statements of the Parent Guarantor for that financial year.

(b)

as soon as the same become available, but in any event within 60 days after the end of each quarter of each of their respective financial years the consolidated financial statement of the Parent Guarantor for that financial quarter year.

24.3	Compliance Certificate and Sustainability Certificate
(a)

The Parent Guarantor shall supply to the Facility Agent, with each set of financial statements delivered pursuant to paragraph 24.2(a) or 24.2(b) of Clause 24.2 (Financial statements), a Compliance Certificate setting out (in reasonable detail) computations as to compliance with

Clause 25 (Financial Covenants) as at the date as at which those financial statements were drawn up.

(b)

The Parent Guarantor shall deliver to the Facility Agent, as soon as reasonably practicable and in any event on or before ~~30 June~~ 31 July in each calendar year, a Sustainability Certificate for the prior calendar year. For the avoidance of doubt, calendar year 2022 shall be the first year to be measured; provided that if the Parent Guarantor fails to deliver a Sustainability Certificate, no Default or Event of Default will result from such failure to deliver such Sustainability Certificate in 2022 or any other calendar year thereafter.

(c)	Each Compliance Certificate and Sustainability Certificate shall be signed by ~~both~~ one ~~director and one senior~~ officer of the Parent Guarantor.
24.4	Requirements as to financial statements
(a)

Each set of financial statements delivered by a Borrower pursuant to Clause 24.2 (Financial statements) shall be certified by an officer of the relevant company as giving a true and fair view (if audited) or fairly representing (if unaudited) its financial condition and operations as at the date as at which those financial statements were drawn up.

(b)	The Borrowers shall procure that each set of financial statements delivered pursuant to Clause 24.2 (Financial statements) is prepared using GAAP.
(c)

The Borrowers shall procure that each set of financial statements of an Obligor delivered pursuant to Clause 24.2 (Financial statements) is prepared using GAAP, accounting practices and financial reference periods consistent with those applied in the preparation of the Original Financial Statements for that Obligor unless, in relation to any set of financial statements, it notifies the Facility Agent that there has been a change in GAAP, the accounting practices or reference periods and its auditors (or, if appropriate, the auditors of the Obligor) deliver to the Facility Agent:

(i)

a description of any change necessary for those financial statements to reflect the GAAP, accounting practices and reference periods upon which that Obligor’s Original Financial Statements were prepared; and

(ii)

sufficient information, in form and substance as may be reasonably required by the Facility Agent, to enable the Lenders to determine whether Clause 25 (Financial Covenants) has been complied with and make an accurate comparison between the financial position indicated in those financial statements and that Obligor’s Original Financial Statements.

Any reference in this Agreement to those financial statements shall be construed as a reference to those financial statements as adjusted to reflect the basis upon which the Original Financial Statements were prepared.

24.5	DAC6
(a)	In this Clause 24.5 (DAC6), “DAC6” means the Council Directive of 25 May 2018 (2018/822/EU) amending Directive 2011/16/EU or any replacement legislation applicable in the United Kingdom.
(b)	Each Borrower shall supply to the Facility Agent (in sufficient copies for all the Lenders, if the Facility Agent so requests):

(i)

promptly upon the making of such analysis or the obtaining of such advice, any analysis made or advice obtained on whether any transaction contemplated by the Transaction Documents or any transaction carried out (or to be carried out) in connection with any transaction contemplated by the Transaction Documents contains a hallmark as set out in Annex IV of DAC6; and

(ii)

promptly upon the making of such reporting and to the extent permitted by applicable law and regulation, any reporting made to any governmental or taxation authority by or on behalf of any member of the Group or by any adviser to such member of the Group in relation to DAC6 or any law or regulation which implements DAC6 and any unique identification number issued by any governmental or taxation authority to which any such report has been made (if available).

24.6	Information: miscellaneous

Each Obligor shall supply to the Facility Agent (in sufficient copies for all the Lenders, if the Facility Agent so requests):

(a)	all documents dispatched by it to its shareholders (or any class of them) or its creditors generally at the same time as they are dispatched;
(b)

promptly upon becoming aware of them, the details of any litigation, arbitration or administrative proceedings (including proceedings relating to any alleged or actual breach of the ISM Code or of the ISPS Code) which are current, threatened or pending against any member of the Group, and which might have a Material Adverse Effect;

(c)	on the date the Sustainability Certificate is provided as per Clause 24.3 (Compliance Certificate and Sustainability Certificate), information as to:
(i)

the ship recycling practices undertaken with respect to the Fleet Vessels and confirmation that these are in accordance with the provisions of The Hong Kong International Convention for the Safe and Environmentally Sound Recycling of Ships, 2009 or EU Ship Recycling Regulation of 20 November 2013; and

(ii)

the ongoing initiatives of the Group with respect to fuel and CO2 reduction regarding the Fleet Vessels with the first annual update containing information where available as to the PBCF upgrade trials, slide valves, micro boiler and lean marine;

(d)	promptly, such further information and/or documents regarding:
(i)	each Ship, its Earnings and its Insurances;
(ii)	the Charged Property;
(iii)	compliance of the Transaction Obligors with the terms of the Finance Documents; and
(iv)	the financial condition, business and operations of any member of the Group,

as any Finance Party (through the Facility Agent) may reasonably request.

24.7	Notification of default
(a)

Each Obligor shall, and shall procure that each other Transaction Obligor shall, notify the Facility Agent of any Default (and the steps, if any, being taken to remedy it) promptly upon becoming aware of its occurrence (unless that Obligor is aware that a notification has already been provided by another Obligor).

(b)

Promptly upon a request by the Facility Agent, each Borrower shall supply to the Facility Agent a certificate signed by one of its senior officers on its behalf certifying that no Default is continuing (or if a Default is continuing, specifying the Default and the steps, if any, being taken to remedy it).

24.8	Use of websites
(a)

Each Obligor may satisfy its obligation under the Finance Documents to which it is a party to deliver any information in relation to those Lenders (the “Website Lenders”) which accept this method of communication by posting this information onto an electronic website designated by the Borrowers and the Facility Agent (the “Designated Website”) if:

(i)	the Facility Agent expressly agrees (after consultation with each of the Lenders) that it will accept communication of the information by this method;
(ii)	both the relevant Obligor and the Facility Agent are aware of the address of and any relevant password specifications for the Designated Website; and
(iii)	the information is in a format previously agreed between the relevant Obligor and the Facility Agent.

If any Lender (a “Paper Form Lender”) does not agree to the delivery of information electronically then the Facility Agent shall notify the Obligors accordingly and each Obligor shall supply the information to the Facility Agent (in sufficient copies for each Paper Form Lender) in paper form. In any event each Obligor shall supply the Facility Agent with at least one copy in paper form of any information required to be provided by it.

(b)

The Facility Agent shall supply each Website Lender with the address of and any relevant password specifications for the Designated Website following designation of that website by the Obligors or any of them and the Facility Agent.

(c)	An Obligor shall promptly upon becoming aware of its occurrence notify the Facility Agent if:
(i)	the Designated Website cannot be accessed due to technical failure;
(ii)	the password specifications for the Designated Website change;
(iii)	any new information which is required to be provided under this Agreement is posted onto the Designated Website;
(iv)	any existing information which has been provided under this Agreement and posted onto the Designated Website is amended; or
(v)	if that Obligor becomes aware that the Designated Website or any information posted onto the Designated Website is or has been infected by any electronic virus or similar software.

If an Obligor notifies the Facility Agent under paragraph 24.8(c)(i) or paragraph 24.8(c)(v) above, all information to be provided by the Obligors under this Agreement after the date of that notice shall be supplied in paper form unless and until the Facility Agent and each Website Lender is satisfied that the circumstances giving rise to the notification are no longer continuing.

(d)

Any Website Lender may request, through the Facility Agent, one paper copy of any information required to be provided under this Agreement which is posted onto the Designated Website. The Obligors shall comply with any such request within 10 Business Days.

24.9	“Know your customer” checks
(a)	If:
(i)	the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation made after the date of this Agreement;
(ii)	any change in the status of an Obligor after the date of this Agreement; or
(iii)	a proposed assignment or transfer by a Lender of any of its rights and obligations under this Agreement to a party that is not a Lender prior to such assignment or transfer,

obliges a Finance Party (or, in the case of paragraph (iii) above, any prospective new Lender) to comply with “know your customer” or similar identification procedures in circumstances where the necessary information is not already available to it, each Obligor shall promptly upon the request of any Finance Party supply, or procure the supply of, such documentation and other evidence as is reasonably requested by a Servicing Party (for itself or on behalf of any other Finance Party) or any Lender (for itself or, in the case of the event described in paragraph (iii) above, on behalf of any prospective new Lender) in order for such Finance Party or, in the case of the event described in paragraph (iii) above, any prospective new Lender to carry out and be satisfied it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents.

(b)

Each Lender shall promptly upon the request of a Servicing Party supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Servicing Party (for itself) in order for that Servicing Party to carry out and be satisfied it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Finance Documents.

25	FINANCIAL COVENANTS
25.1	Financial covenants

The Parent Guarantor shall at all times during the Security Period (save that in the case of paragraph (b) this shall apply from the first Utilisation Date throughout the remainder of the Security Period) on a consolidated basis maintain:

(a)	a minimum Solvency of at least 30 per cent.;
(b)	minimum Cash and Cash Equivalents of an amount the greater of:

(i)	if the Fleet Vessel size is below 40 vessels:
(A)	$750,000 per Fleet Vessel; and
(B)	5 per cent. of the Total Consolidated Debt,
(ii)	upon the Fleet Vessel size increasing to 40 vessels or more:
(A)	$30,000,000;
(B)	$500,000 per Fleet Vessel; and
(C)	5 per cent. of the Total Consolidated Debt,

in both cases, with at least 60 per cent. of such minimum amount being held in cash and, for the purposes of this paragraph (b), Cash and Cash Equivalents shall include undrawn amounts under the Revolving Facility provided that the Termination Date in relation to the Revolving Facility is not within the next 12 Months;

(c)	a positive Working Capital excluding:
(i)	Balloon Repayments; and
(ii)	any amounts outstanding under the ABN AMRO Receivables Facility Agreement provided that the facility provided thereunder has a remaining maturity of more than three months,

in this instance current liabilities shall exclude the current portion of debt and leases;

(d)	an Adjusted Net Worth of not less than $200,000,000; and
(e)	compliance with Clause 29.1 (Minimum required security cover).

The financial covenants contained in this Clause 25.1 (Financial covenants) shall be tested quarterly (save in the case of paragraph (e) above which shall be tested on 30 June and 30 December of each year) on the basis of the annual and quarterly financial statements provided under Clause 24.2 (Financial statements) and shall be confirmed in the relevant compliance certificate referred to in Clause 24.3 (Compliance Certificate and Sustainability Certificate).

In addition, for the purpose of testing the Fair Market Value of the Fleet Vessels, the Borrowers shall provide valuations of the Fleet Vessels in June and December of each year during the Facility Period and the most recent of such valuations shall be used to determine the Fair Market Value of the Fleet Vessels. Provided that, in the case of testing the financial covenants at the end of the first and third financial quarters in each year, the Borrowers shall obtain up to date Fair Market Values of any of the Fleet Vessels if requested by the Agent, acting on the instructions of the Majority Lenders.–The valuations shall be at the Borrower’s cost, but no more than twice per year, unless the valuations show a breach of the required security cover ratio in Clause 29.1 (Minimum required security cover), in which case any additional valuations will be at the Borrower’s cost.

25.2	Financial covenant definitions

The expressions used in this Clause 25 (Financial Covenants) shall be construed in accordance with GAAP or for the purposes of this Agreement:

“ABN AMRO Receivables Facility Agreement” means the receivables financing facility agreement dated 17 July 2020 as amended, supplemented or refinanced from time to time and made between (i) Ardmore MR Pool LLC as borrower, (ii) Ardmore Pool Holdings LLC and Ardmore Maritime Services LLC as corporate guarantors, (iii) Ardmore Shipping Corporation as parent guarantor, (iv) the banks and financial institutions named therein as lenders, (v) ABN AMRO Bank N.V. as mandated lead arranger, (vi) ABN AMRO Bank N.V. as facility agent and as security agent in relation to a revolving credit facility of $15,000,000.

“Adjusted Net Worth” means, at any relevant time, the amount by which the Consolidated Adjusted Total Assets of the Group exceed Consolidated Adjusted Total Liabilities of the Group.

“Balloon Repayment” means a final repayment of principal payable in relation to a facility but excluding any portion of that final repayment representing a regular periodical payment.

“Cash and Cash Equivalents” means, at any relevant time:

(a)	cash in hand or held with banks or financial institutions of the Parent Guarantor in Dollars or another currency freely convertible in Dollars, which is free of any Security;
(b)	any cash equivalent of the Parent Guarantor and/or its Subsidiaries; and
(c)	any marketable securities of the Parent Guarantor and/or its Subsidiaries which are free of any Security,

as stated in the most recent financial statements of the Group provided in accordance with Clause 24.2 (Financial statements) and determined in accordance with GAAP.

“Consolidated Adjusted Total Assets” means the Total Assets adjusted as follows:

(a)	by using the Market Value Adjusted Total Assets value for the Fleet Vessels; and
(b)	by excluding intangible assets (including goodwill but not long-term contract revenue is acquired as part of a business combination).

“Consolidated Adjusted Total Liabilities” means the Total Consolidated Debt plus the Current Liabilities (excluding current portion long term debt).

“Current Assets” means the current assets of the Parent Guarantor on a consolidated basis as stated in the most recent financial statements of the Group provided in accordance with Clause 24.2 (Financial statements) and determined in accordance with GAAP.

“Current Liabilities” means the current liabilities of the Parent Guarantor on a consolidated basis as stated in the most recent financial statements of the Group provided in accordance with Clause 24.2 (Financial statements) and determined in accordance with GAAP.

“Financial Statements” means the financial statements of the Group provided in accordance with Clause 24.2 (Financial statements).

“Fleet Vessels” means any ship (including the Ships) from time to time wholly owned, leased or chartered in by the Parent Guarantor (directly or indirectly) (excluding vessels under construction and vessels chartered in for period shorter than 24 months) (each a “Fleet Vessel”).

“Market Value Adjusted Total Assets” means, at any relevant time, the Total Assets adjusted to reflect the difference of the book value of the Fleet Vessels (as evidenced in the most recent financial statements of the Group provided in accordance with Clause 24.2 (Financial statements)) and the Fair Market Value of the Fleet Vessels.

“Solvency” means 1 minus ((Total Consolidated Debt minus Cash and Cash and Cash Equivalents) / (Total Consolidated Debt plus Total Equity minus Cash and Cash and Cash Equivalents)).

“Total Assets” means at any relevant time, the total assets of the Parent Guarantor on a consolidated basis as stated in the most recent financial statements of the Group provided in accordance with Clause 24.2 (Financial statements)) and determined in accordance with GAAP.

“Total Equity” means common equity, preferred equity and retained earnings.

“Total Consolidated Debt” means, at any relevant time, the amount of the total liabilities of the Parent Guarantor on a consolidated basis (including without limitation any liability in respect of any lease or hire purchase contract) which would be included in the applicable Financial Statements of the Parent Guarantor as total long term debt in accordance with GAAP including the current portion of long term debt.

“Working Capital” means the Current Assets less the Current Liabilities.

25.3	Most favoured Lenders

In the event that the Parent Guarantor agrees to the incorporation of any amendment to the definition of Change of Control which is more onerous than those contained in the definition of Change of Control in this Agreement, or any additional financial covenants or financial covenants which are more onerous than those contained in Clause 25.1 (Financial covenants) (other than paragraph 25.1(e)(e) of Clause 25.1 (Financial covenants)) into any financial contract or financial document relating to any other senior secured indebtedness of the Parent Guarantor, the Parent Guarantor shall immediately notify the Facility Agent and those financial covenants or Change of Control shall be deemed to apply to this Agreement as if set out in full herein with effect from the date of such financial contract or financial document and during the currency of that financial contract or financial document. The Parent Guarantor shall enter into additional documentation as the Facility Agent may reasonably require in respect of such incorporation.

26	GENERAL UNDERTAKINGS
26.1	General

The undertakings in this Clause 26 (General Undertakings) remain in force throughout the Security Period except as the Facility Agent, acting with the authorisation of the Majority Lenders (or, where specified, all the Lenders) may otherwise permit.

26.2	Authorisations

Each Obligor shall, and shall procure that each other Transaction Obligor will, promptly:

(a)	obtain, comply with and do all that is necessary to maintain in full force and effect; and
(b)

supply certified copies to the Facility Agent of any Authorisation required under any law or regulation of a Relevant Jurisdiction or the state of the Approved Flag at any time of each Ship to enable it to:

(i)	perform its obligations under the Transaction Documents to which it is a party;
(ii)

ensure the legality, validity, enforceability or admissibility in evidence in any Relevant Jurisdiction or in the state of the Approved Flag at any time of each Ship of any Transaction Document to which it is a party; and

(iii)	own and operate each Ship (in the case of the Borrowers).
26.3	Compliance with laws

Each Obligor shall, and shall procure that each other member of the Group and each Affiliate of any of them shall, comply in all respect with all laws and regulations to which it may be subject, including Sanctions Laws.

26.4	Environmental compliance

Each Obligor shall, and shall procure that each other Transaction Obligor will, and the Parent Guarantor shall ensure that each other member of the Group will:

(a)	comply with all Environmental Laws;
(b)	obtain, maintain and ensure compliance with all requisite Environmental Approvals;
(c)	implement procedures to monitor compliance with and to prevent liability under any Environmental Law,

in relation to a member of the Group not including an Obligor only, where failure to do so has had or could reasonably be expected to have a Material Adverse Effect.

26.5	Environmental claims

Each Obligor shall, and shall procure that each other Transaction Obligor will, (through the Parent Guarantor), promptly upon becoming aware of the same, inform the Facility Agent in writing of:

(a)	any Environmental Claim against any member of the Group which is current, pending or threatened; and
(b)	any facts or circumstances which are reasonably likely to result in any Environmental Claim being commenced or threatened against any member of the Group,

where the claim against a member of the Group not including an Obligor, has had or could reasonably be expected to have a Material Adverse Effect.

26.6	Taxation
(a)

Each Obligor shall and shall procure that each other Transaction Obligor will pay and discharge all Taxes imposed upon it or its assets within the time period allowed without incurring penalties unless and only to the extent that:

(i)	such payment is being contested in good faith;
(ii)

adequate reserves are maintained for those Taxes and the costs required to contest them which have been disclosed in its latest financial statements delivered to the Facility Agent under Clause 24.2 (Financial statements); and

(iii)	such payment can be lawfully withheld and failure to pay those Taxes does not have or could not reasonably be expected to have a Material Adverse Effect.
(b)	No Obligor shall change its residence for Tax purposes.
26.7	Overseas companies

Each Obligor shall promptly inform the Facility Agent if it delivers to the Registrar particulars required under the Overseas Regulations of any UK Establishment and it shall comply with any directions given to it by the Facility Agent regarding the recording of any Transaction Security on the register which it is required to maintain under The Overseas Companies (Execution of Documents and Registration of Charges) Regulations 2009.

26.8	Pari passu ranking

Each Obligor shall, and shall procure that each other Transaction Obligor will, ensure that at all times any unsecured and unsubordinated claims of a Finance Party against it under the Finance Documents rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors except those creditors whose claims are mandatorily preferred by laws of general application to companies.

26.9	Title
(a)	From the first Utilisation Date, Borrower A shall hold the legal title to, and own the entire beneficial interest in Ship A, its Earnings and its Insurances.
(b)	From the first Utilisation Date, Borrower B shall hold the legal title to, and own the entire beneficial interest in Ship B, its Earnings and its Insurances.
(c)	From the first Utilisation Date, Borrower C shall hold the legal title to, and own the entire beneficial interest in Ship C, its Earnings and its Insurances.
(d)	From the first Utilisation Date, Borrower D shall hold the legal title to, and own the entire beneficial interest in Ship D, its Earnings and its Insurances.
(e)	From the first Utilisation Date, Borrower E shall hold the legal title to, and own the entire beneficial interest in Ship E, its Earnings and its Insurances.
(f)	From the first Utilisation Date, Borrower F shall hold the legal title to, and own the entire beneficial interest in Ship F, its Earnings and its Insurances.

(g)	From the Utilisation Date in respect of Ship G, Borrower G shall hold the legal title to, and own the entire beneficial interest in Ship G, its Earnings and its Insurances.
(h)	From the Utilisation Date in respect of Ship H, Borrower H shall hold the legal title to, and own the entire beneficial interest in Ship H, its Earnings and its Insurances.
(i)	From the Utilisation Date in respect of Ship I, Borrower I shall hold the legal title to, and own the entire beneficial interest in Ship I, its Earnings and its Insurances.
(j)	From the Utilisation Date in respect of Ship J, Borrower J shall hold the legal title to, and own the entire beneficial interest in Ship J, its Earnings and its Insurances.
(k)	From the Utilisation Date in respect of Ship K, Borrower K shall hold the legal title to, and own the entire beneficial interest in Ship K, its Earnings and its Insurances.
(l)	From the Utilisation Date in respect of Ship L, Borrower L shall hold the legal title to, and own the entire beneficial interest in Ship L, its Earnings and its Insurances.
(m)

~~(j)~~With effect on and from its creation or intended creation, each Borrower shall hold the legal title to, and own the entire beneficial interest in any other assets the subject of any Transaction Security created or intended to be created by it.

26.10	Negative pledge
(a)	No Obligor shall create or permit to subsist any Security over any of its assets which are the subject of the Security created or intended to be created by the Finance Documents.
(b)	No Borrower shall:
(i)	sell, transfer or otherwise dispose of any of its assets on terms whereby they are or may be leased to or re-acquired by a Borrower or any other member of the Group;
(ii)	sell, transfer or otherwise dispose of any of its receivables on recourse terms; or
(iii)	enter into any other preferential arrangement having a similar effect,

in circumstances where the arrangement or transaction is entered into primarily as a method of raising Financial Indebtedness or of financing the acquisition of an asset.

(c)	Paragraphs (a) and (b) above do not apply to any Permitted Security.

26.11 Disposals

(a)

No Borrower shall enter into a single transaction or a series of transactions (whether related or not) and whether voluntary or involuntary to sell, lease, transfer or otherwise dispose of any asset (including without limitation any Ship, its Earnings or its Insurances) and, for the avoidance of doubt, this does not apply to the sale, lease, transfer or otherwise disposal of any ships other than the Ships financed under this Agreement.

(b)

The Guarantor shall not transfer, lease or otherwise dispose of all or a substantial part of its assets, whether by one transaction or a number of transactions, whether related or not except for cash on arm’s length terms for full consideration or otherwise in the usual course of its trading operations.

(c)	Paragraph (a) above does not apply to any charter of a Ship to which Clause 28.14 (Restrictions on chartering, appointment of managers etc.) applies.
26.12	Merger

No Obligor shall enter into any amalgamation, demerger, merger, consolidation or corporate reconstruction Provided that this restriction shall not apply if:

(a)

there is no change of control of the Obligors and the Obligors are in compliance with Clause 31.10 (Ownership of the Obligors) after any such amalgamation, demerger, merger, consolidation or corporate reconstruction;

(b)	the Borrowers have notified the Facility Agent in advance of such amalgamation, demerger, merger, consolidation or corporate reconstruction;
(c)

the Parties have agreed appropriate consequential amendments to this Agreement and the Finance Documents required by the Facility Agent (acting on the instructions of the Majority Lenders) as a consequence of such amalgamation, demerger, merger, consolidation or corporate reconstruction; and

(d)	the Borrowers provide the Facility Agent with a structure diagram showing the structure of the Group after such amalgamation, demerger, merger, consolidation or corporate reconstruction.
26.13	Change of business
(a)	The Parent Guarantor shall procure that no substantial change is made to the general nature of the business of the Parent Guarantor or the Group from that carried on at the date of this Agreement.
(b)	No Borrower shall engage in any business other than the ownership and operation of its Ship.

26.14 Financial Indebtedness

The Borrowers shall not incur any Financial Indebtedness except for Permitted Financial Indebtedness.

26.15	Expenditure

No Borrower shall incur any expenditure, except for expenditure reasonably incurred in the ordinary course of owning, operating, maintaining and repairing its Ship.

26.16	Membership interests

No Borrower shall:

(a)	purchase, cancel or redeem any of its membership interests;
(b)	increase or reduce its authorised membership interests;
(c)

issue any membership interests except to the Corporate Guarantor and provided such new membership interests are made subject to the terms of the relevant Membership Interests Security applicable to that Borrower immediately upon the issue thereof in a manner satisfactory to the Facility Agent and the terms of that Membership Interests Security are complied with;

(d)	appoint any further director or officer of that Borrower (unless the provisions of the Membership Interests Security applicable to that Borrower are complied with).
26.17	Dividends

Each Obligor may make or pay any dividend or other distribution (in cash or in kind) in respect of its membership interests provided always that no Default has occurred and is continuing or would result from the making of any such payment.

26.18	Accounts

No Borrower shall open or maintain any account with any bank or financial institution except its Earnings Account and accounts with the Account Bank, the Facility Agent or the Security Agent for the purposes of the Finance Documents.

26.19	Other transactions

No Borrower shall:

(a)	be the creditor in respect of any loan or any form of credit to any person other than another Obligor and where such loan or form of credit is Permitted Financial Indebtedness;
(b)

give or allow to be outstanding any guarantee or indemnity to or for the benefit of any person in respect of any obligation of any other person or enter into any document under which that Borrower assumes any liability of any other person other than any guarantee or indemnity given under the Finance Documents.

(c)	enter into any material agreement other than:
(i)	the Transaction Documents;
(ii)	any other agreement expressly allowed under any other term of this Agreement; and
(d)	enter into any transaction on terms which are, in any respect, less favourable to that Borrower than those which it could obtain in a bargain made at arms’ length; or
(e)	acquire any shares or other securities other than US or UK Treasury bills and certificates of deposit issued by major North American or European banks.
26.20	Unlawfulness, invalidity and ranking; Security imperilled

No Obligor shall and the Obligors shall procure that no other Transaction Obligor will, do (or fail to do) or cause or permit another person to do (or omit to do) anything which could be expected to:

(a)	make it unlawful for an Obligor to perform any of its obligations under the Transaction Documents;
(b)	cause any obligation of an Obligor under the Transaction Documents to cease to be legal, valid, binding or enforceable;

(c)	cause any Transaction Document to cease to be in full force and effect;
(d)	cause any Transaction Security to rank after, or lose its priority to, any other Security; and
(e)	imperil or jeopardise the Transaction Security.
26.21	Further assurance
(a)

Each Obligor shall promptly, and in any event within the time period specified by the Security Agent do all such acts (including procuring or arranging any registration, notarisation or authentication or the giving of any notice) or execute or procure execution of all such documents (including assignments, transfers, mortgages, charges, notices, instructions, acknowledgments, proxies and powers of attorney), as the Security Agent may specify (and in such form as the Security Agent may require in favour of the Security Agent or its nominee(s)):

(i)

to create, perfect, vest in favour of the Security Agent or protect the priority of the Security or any right or any kind created or intended to be created under or evidenced by the Finance Documents (which may include the execution of a mortgage, charge, assignment or other Security over all or any of the assets which are, or are intended to be, the subject of the Transaction Security) or for the exercise of any rights, powers and remedies of the Security Agent, any Receiver or the Secured Parties provided by or pursuant to the Finance Documents or by law;

(ii)

to confer on the Security Agent or confer on the Secured Parties Security over any property and assets of that Transaction Obligor located in any jurisdiction equivalent or similar to the Security intended to be conferred by or pursuant to the Finance Documents;

(iii)

to facilitate or expedite the realisation and/or sale of, the transfer of title to or the grant of, any interest in or right relating to the assets which are, or are intended to be, the subject of the Transaction Security or to exercise any power specified in any Finance Document in respect of which the Security has become enforceable; and/or

(iv)	to enable or assist the Security Agent to enter into any transaction to commence, defend or conduct any proceedings and/or to take any other action relating to any item of the Security Property.
(b)

Each Obligor shall, and shall procure that each other Transaction Obligor will, (and the Parent Guarantor shall procure that each member of the Group will) take all such action as is available to it (including making all filings and registrations) as may be necessary for the purpose of the creation, perfection, protection or maintenance of any Security conferred or intended to be conferred on the Security Agent or the Secured Parties by or pursuant to the Finance Documents.

(c)

At the same time as a Transaction Obligor delivers to the Security Agent any document executed under this Clause 26.21 (Further assurance), that Transaction Obligor shall deliver to the Security Agent a certificate signed by one of that Transaction Obligor’s officers which shall:

(i)	set out the text of a resolution of that Transaction Obligor’s directors specifically authorising the execution of the document specified by the Security Agent; and
(ii)	state that either the resolution was duly passed at a meeting of the directors validly convened and held, throughout which a quorum of directors entitled to vote on the resolution was present, or that the resolution has been signed by all the directors of officers and is valid under that Transaction Obligor’s articles of association or other constitutional documents.

26.22	Sanctions and use of proceeds
(a)

No proceeds of the Facilities shall be made available, directly or indirectly, to or for the benefit of a Restricted Party or otherwise shall be, directly or indirectly, applied in a manner or for a purpose prohibited by Sanctions Laws.

(b)

Each Obligor will and will procure that each Subsidiary of any of them will comply with Sanctions Laws and maintain policies and procedures designed to promote and achieve compliance with Sanctions Laws.

(c)

Each Finance Party will not fund all or any part of any payment under this Agreement or any other Finance Document out of proceeds directly derived from transactions which would be prohibited by Sanctions Laws or would otherwise cause any Security Party, any Finance Party or any Relevant Person to be in breach of Sanctions Laws.

(d)

Each Borrower shall procure that it will not (and the Borrowers shall ensure that no other Relevant Person will) cause any Obligor or any Finance Party to be in breach of Sanctions and shall not, and shall procure that no Transaction Obligor shall take any action or make any omission that results in or is reasonably likely to result in it or any Finance Party becoming a Restricted Party.

26.23	Information: sanctions
(a)

Each Obligor shall supply to the Facility Agent promptly upon becoming aware of them, the details of any material inquiry, claim, action, suit, proceeding or investigation pursuant to Sanctions Laws against any Relevant Person, as well as information on what steps are being taken with regards to answer or oppose such material inquiry, claim, action, suit, proceeding or investigation provided that (i) that Obligor is not prohibited by law from supplying such details to the Facility Agent or (ii) such details are not confidential under any legal privilege.

(b)

Each Obligor shall notify the Facility Agent promptly upon becoming aware that it, any of its direct or indirect owners, any of its subsidiaries or any other member of the Group, any of their joint ventures or any of their respective directors, officers, employees, agents or representatives has become or is likely to become a Restricted Party.

26.24	Anti-corruption law
(a)

No Obligor shall (and the Parent Guarantor shall ensure that no other member of the Group will) directly or indirectly use the proceeds of the Facility for any purpose which would breach any Anti-Corruption Laws.

(b)	Each Obligor shall (and the Parent Guarantor shall ensure that each other member of the Group will):
(i)	conduct its business in compliance with applicable Anti-Corruption Laws; and
(ii)	maintain policies and procedures designed to promote and achieve compliance with such Anti-Corruption Laws.

26.25	No variation, release etc. of Pool Agreement

No Obligor shall, without written notice to the Lenders, whether by a document, by conduct, by acquiescence or in any other way:

(a)	vary the terms of any Pool Agreement in any material respect;
(b)

release, waive, suspend or subordinate or permit to be lost or impaired any interest or right of any kind which such Obligor has at anytime to, in or in connection with any Pool Agreement or in relation to any matter arising out of or in connection with any Pool Agreement;

(c)	waive any person’s breach of any Pool Agreement; or
(d)	rescind or terminate any Pool Agreement or treat itself as discharged or relieved from further performance of any of its obligations or liabilities under any Pool Agreement;

and, for the purposes of paragraph (a), it shall not in itself constitute a material amendment to any Pool Agreement if any participant (or vessel owned by that person) has left or joined the pool without otherwise materially amending the terms of that Pool Agreement.

27	INSURANCE UNDERTAKINGS
27.1	General

In respect of a Ship, the undertakings in this Clause 27 (Insurance Undertakings) shall apply and remain in force on and from the date of this Agreement and throughout the rest of the Security Period except as the Facility Agent, acting with the authorisation of the Majority Lenders (or, where specified, all the Lenders) may otherwise permit.

27.2	Maintenance of obligatory insurances

Each Borrower shall keep the Ship owned by it insured at its expense against:

(a)	fire and usual marine risks (including hull and machinery, increased value and excess risks);
(b)	war risks (including blocking and trapping);
(c)	protection and indemnity risks; and
(d)

any other risks against which the Facility Agent acting on the instructions of the Majority Lenders considers, having regard to practices and other circumstances prevailing at the relevant time, it would be reasonable for that Borrower to insure and which are specified by the Facility Agent by notice to that Borrower.

27.3	Terms of obligatory insurances

In respect of each Ship, the Borrowers shall effect such insurances:

(a)	in dollars;
(b)	in the case of fire and usual marine risks and war risks, in an amount on an agreed value basis at least the greater of:

(i)	when aggregated with the insured values of the other Ships then subject to a Mortgage, 110 per cent. of the Loan; and
(ii)	the market value of that Ship;
(c)

in the case of oil pollution liability risks, for an aggregate amount equal to the highest level of cover from time to time available under basic protection and indemnity club entry and in the international marine insurance market;

(d)	in the case of protection and indemnity risks, in respect of the full tonnage of its Ship;
(e)	on approved terms; and
(f)

through Approved Brokers and with approved insurance companies and/or underwriters or, in the case of war risks and protection and indemnity risks, in approved war risks and protection and indemnity risks associations.

27.4	Further protections for the Finance Parties

In addition to the terms set out in Clause 27.3 (Terms of obligatory insurances), each Borrower shall procure that the obligatory insurances effected by it shall:

(a)	subject always to paragraph (b), name that Borrower as the sole named assured unless the interest of every other named assured is limited:
(i)	in respect of any obligatory insurances for hull and machinery and war risks;
(A)	to any provable out-of-pocket expenses that it has incurred and which form part of any recoverable claim on underwriters; and
(B)	to any third party liability claims where cover for such claims is provided by the policy (and then only in respect of discharge of any claims made against it); and
(ii)

in respect of any obligatory insurances for protection and indemnity risks, to any recoveries it is entitled to make by way of reimbursement following discharge of any third party liability claims made specifically against it;

and every other named assured has undertaken in writing to the Security Agent (in such form as it requires) that any deductible shall be apportioned between that Borrower and every other named assured in proportion to the gross claims made or paid by each of them and that it shall do all things necessary and provide all documents, evidence and information to enable the Security Agent to collect or recover any moneys which at any time become payable in respect of the obligatory insurances;

(b)

whenever the Facility Agent requires, name (or be amended to name) the Security Agent as additional named assured for its rights and interests, warranted no operational interest and with full waiver of rights of subrogation against the Security Agent, but without the Security Agent thereby being liable to pay (but having the right to pay) premiums, calls or other assessments in respect of such insurance Provided that this paragraph (b) shall not apply to the protection and indemnity risks;

(c)	name the Security Agent as loss payee with such directions for payment as the Facility Agent may specify;
(d)	provide that all payments by or on behalf of the insurers under the obligatory insurances to the Security Agent shall be made without set off, counterclaim or deductions or condition whatsoever;
(e)	provide that the obligatory insurances shall be primary without right of contribution from other insurances which may be carried by the Security Agent or any other Finance Party; and
(f)	provide that the Security Agent may make proof of loss if that Borrower fails to do so.
27.5	Renewal of obligatory insurances

Each Borrower shall:

(a)	at least 21 days before the expiry of any obligatory insurance effected by it:
(i)

notify the Facility Agent of the Approved Brokers (or other insurers) and any protection and indemnity or war risks association through or with which it proposes to renew that obligatory insurance and of the proposed terms of renewal; and

(ii)	obtain the Facility Agents’ approval to the matters referred to in sub-paragraph (i) of paragraph (a) above;
(b)	at least 14 days before the expiry of any obligatory insurance, renew that obligatory insurance in accordance with the Facility Agent’s approval pursuant to paragraph (a) above; and
(c)

procure that the approved brokers and/or the approved war risks and protection and indemnity associations with which such a renewal is effected shall promptly after the renewal notify the Facility Agent in writing of the terms and conditions of the renewal.

27.6	Copies of policies; letters of undertaking

Each Borrower shall ensure that the Approved Brokers provide the Security Agent with:

(a)	pro forma copies of all policies relating to the obligatory insurances which they are to effect or renew; and
(b)	a letter or letters or undertaking in a form required by the Facility Agent and including undertakings by the Approved Brokers that:
(i)

they will have endorsed on each policy, immediately upon issue, a loss payable clause and a notice of assignment complying with the provisions of Clause 27.4 (Further protections for the Finance Parties);

(ii)	they will hold such policies, and the benefit of such insurances, to the order of the Security Agent in accordance with such loss payable clause;
(iii)	they will advise the Security Agent immediately of any material change to the terms of the obligatory insurances;

(iv)

they will, if they have not received notice of renewal instructions from the relevant Borrower or its agents, notify the Security Agent not less than 14 days before the expiry of the obligatory insurances;

(v)	if they receive instructions to renew the obligatory insurances, they will promptly notify the Facility Agent of the terms of the instructions;
(vi)

they will not set off against any sum recoverable in respect of a claim relating to the Ship owned by that Borrower under such obligatory insurances any premiums or other amounts due to them or any other person whether in respect of that Ship or otherwise, they waive any lien on the policies, or any sums received under them, which they might have in respect of such premiums or other amounts and they will not cancel such obligatory insurances by reason of non-payment of such premiums or other amounts; and

(vii)	they will arrange for a separate policy to be issued in respect of the Ship owned by that Borrower forthwith upon being so requested by the Facility Agent.
27.7	Copies of certificates of entry

Each Borrower shall ensure that any protection and indemnity and/or war risks associations in which the Ship owned by it is entered provide the Security Agent with:

(a)	a certified copy of the certificate of entry for that Ship;
(b)	a letter or letters of undertaking in such form as may be required by the Facility Agent acting on the instructions of Majority Lenders; and
(c)	a certified copy of each certificate of financial responsibility for pollution by oil or other Environmentally Sensitive Material issued by the relevant certifying authority in relation to that Ship.
27.8	Deposit of original policies

Each Borrower shall ensure that all policies relating to obligatory insurances effected by it are deposited with the Approved Brokers through which the insurances are effected or renewed.

27.9	Payment of premiums

Each Borrower shall punctually pay all premiums or other sums payable in respect of the obligatory insurances effected by it and produce all relevant receipts when so required by the Facility Agent or the Security Agent.

27.10	Guarantees

Each Borrower shall ensure that any guarantees required by a protection and indemnity or war risks association are promptly issued and remain in full force and effect.

27.11	Compliance with terms of insurances
(a)

No Borrower shall do or omit to do (nor permit to be done or not to be done) any act or thing which would or might render any obligatory insurance invalid, void, voidable or unenforceable or render any sum payable under an obligatory insurance repayable in whole or in part.

(b)	Without limiting paragraph (a) above, each Borrower shall:
(i)

take all necessary action and comply with all requirements which may from time to time be applicable to the obligatory insurances, and (without limiting the obligation contained in sub-paragraph (iii) of paragraph (b) of Clause 27.6 (Copies of policies; letters of undertaking)) ensure that the obligatory insurances are not made subject to any exclusions or qualifications to which the Facility Agent has not given its prior approval;

(ii)	not make any changes relating to the classification or classification society or manager or operator of the Ship owned by it approved by the underwriters of the obligatory insurances;
(iii)

make (and promptly supply copies to the Facility Agent of) all quarterly or other voyage declarations which may be required by the protection and indemnity risks association in which the Ship owned by it is entered to maintain cover for trading to the United States of America and Exclusive Economic Zone (as defined in the United States Oil Pollution Act 1990 or any other applicable legislation); and

(iv)

not employ the Ship owned by it, nor allow it to be employed, otherwise than in conformity with the terms and conditions of the obligatory insurances, without first obtaining the consent of the insurers and complying with any requirements (as to extra premium or otherwise) which the insurers specify.

27.12	Alteration to terms of insurances

No Borrower shall make or agree to any alteration to the terms of any obligatory insurance or waive any right relating to any obligatory insurance.

27.13	Settlement of claims

Each Borrower shall:

(a)	not settle, compromise or abandon any claim under any obligatory insurance for Total Loss or for a Major Casualty; and
(b)

do all things necessary and provide all documents, evidence and information to enable the Security Agent to collect or recover any moneys which at any time become payable in respect of the obligatory insurances.

27.14	Provision of copies of communications

Each Borrower shall provide the Security Agent, at the time of each such communication, with copies of all written communications between that Borrower and:

(a)	the Approved Brokers;
(b)	the approved protection and indemnity and/or war risks associations; and
(c)	the approved insurance companies and/or underwriters, which relate directly or indirectly to:

(i)	that Borrower’s obligations relating to the obligatory insurances including, without limitation, all requisite declarations and payments of additional premiums or calls; and
(ii)

any credit arrangements made between that Borrower and any of the persons referred to in paragraphs (a) or (b) above relating wholly or partly to the effecting or maintenance of the obligatory insurances.

27.15	Provision of information

Each Borrower shall promptly provide the Facility Agent (or any persons which it may designate) with any information which the Facility Agent (or any such designated person) requests for the purpose of:

(a)	obtaining or preparing any report from an independent marine insurance broker as to the adequacy of the obligatory insurances effected or proposed to be effected; and/or
(b)

effecting, maintaining or renewing any such insurances as are referred to in Clause 27.16 (Mortgagee’s interest and additional perils insurances) or dealing with or considering any matters relating to any such insurances, and the Borrowers shall, forthwith upon demand, indemnify the Security Agent in respect of all fees and other expenses incurred by or for the account of the Security Agent in connection with any such report as is referred to in paragraph (a) above.

27.16	Mortgagee’s interest and additional perils insurances
(a)

The Security Agent shall be entitled from time to time to effect, maintain and renew a mortgagee’s interest marine insurance and a mortgagee’s interest additional perils insurance in such amounts (but not exceeding 120 per cent. of the Loan), on such terms, through such insurers and generally in such manner as the Security Agent acting on the instructions of the Majority Lenders may from time to time consider appropriate.

(b)

The Borrowers shall upon demand fully indemnify the Security Agent and the Lenders (as the case may be) in respect of all premiums and other expenses which are incurred in connection with or with a view to effecting, maintaining or renewing any insurance referred to in paragraph (a) above or dealing with, or considering, any matter arising out of any such insurance.

28	SHIP UNDERTAKINGS
28.1	General

In respect of a Ship, the undertakings in this Clause 28 (Ship Undertakings) shall apply and remain in force on and from the date of this Agreement and throughout the rest of the Security Period except as the Facility Agent, acting with the authorisation of the Majority Lenders (or, where specified, all the Lenders) may otherwise permit.

28.2	Ships’ names and registration

Each Borrower shall, in respect of the Ship owned by it:

(a)	keep that Ship registered in its name under an Approved Flag from time to time at its port of registration;

(b)	not do or allow to be done anything as a result of which such registration might be suspended, cancelled or imperilled; and
(c)	not change the name of that Ship,

provided that any change of flag of a Ship shall be subject to:

(i)

that Ship being registered on an Approved Flag and remaining subject to Security securing the Secured Liabilities created by a first priority or preferred ship mortgage on that Ship and, if appropriate, a first priority deed of covenant collateral to that mortgage (or equivalent first priority Security) on substantially the same terms as the Mortgage on that Ship and on such other terms and in such other form as the Facility Agent, acting with the authorisation of the Majority Lenders, shall approve or require; and

(ii)	the execution of such other documentation amending and supplementing the Finance Documents as the Facility Agent, acting with the authorisation of the Majority Lenders, shall approve or require.
28.3	Repair and classification

Each Borrower shall keep the Ship owned by it in a good and safe condition and state of repair:

(a)	consistent with first class ship ownership and management practice; and
(b)	so as to maintain the Approved Classification free of overdue recommendations and conditions affecting that Ship’s class.
28.4	Modifications

No Borrower shall unless after consultation, and agreement, with the Facility Agent, make any modification or repairs to, or replacement of, any Ship or equipment installed on it which would or might materially alter the structure, type or performance characteristics of that Ship or materially reduce its value save for changes or modifications that are required to be made in order to satisfy updated rules and regulations from time to time applicable to that Ship.

28.5	Removal and installation of parts
(a)	Subject to paragraph (b) below, no Borrower shall remove any material part of any Ship, or any item of equipment installed on any Ship unless the part or item so removed:
(i)	is forthwith replaced by a suitable part or item which is in the same condition as or better condition than the part or item removed;
(ii)	is free from any Security in favour of any person other than the Security Agent; and
(iii)	becomes, on installation on that Ship, the property of that Borrower and subject to the security constituted by the Mortgage on that Ship.
(b)	A Borrower may install equipment owned by a third party if the equipment can be removed without any risk of damage to the Ship owned by that Borrower.

28.6	Surveys

Each Borrower shall submit the Ship owned by it regularly to all periodic or other surveys which may be required for classification purposes and, if so required by the Facility Agent acting on the instructions of the Majority Lenders, provide the Facility Agent, with copies of all survey reports and, in addition, the Facility Agent shall have the right to have a technical survey carried out at any time on each Ship and the Borrowers shall pay the cost of 1 such survey of each Ship per year at the Facility Agent’s request.

28.7	Inspection

Each Borrower shall permit the Security Agent (acting through surveyors or other persons appointed by it for that purpose) to board the Ship owned by it at all reasonable times to inspect its condition or to satisfy themselves about proposed or executed repairs and shall afford all proper facilities for such inspections.

28.8	Prevention of and release from arrest
(a)	Each Borrower shall, in respect of the Ship owned by it, promptly discharge amounts due in respect of:
(i)	all liabilities which give or may give rise to maritime or possessory liens on or claims enforceable against that Ship, its Earnings or its Insurances;
(ii)	all Taxes, dues and other amounts charged in respect of that Ship, its Earnings or its Insurances; and
(iii)	all other outgoings whatsoever in respect of that Ship, its Earnings or its Insurances.
(b)

Each Borrower shall immediately and, forthwith upon receiving notice of the arrest of the Ship owned by it or of its detention in exercise or purported exercise of any lien or claim, procure its release by providing bail or otherwise as the circumstances may require.

28.9	Compliance with laws etc.

Each Borrower shall:

(a)	comply, or procure compliance with all laws or regulations:
(i)	relating to its business generally; and
(ii)	relating to the Ship owned by it, its ownership, employment, operation, management and registration,

including the ISM Code, the ISPS Code, all Environmental Laws, all Sanctions Laws and the laws of the Approved Flag;

(b)	obtain, comply with and do all that is necessary to maintain in full force and effect any Environment Approvals; and
(c)	without limiting paragraph (a) above, not employ the Ship owned by it nor allow its employment, operation or management in any manner contrary to any law or regulation including but not limited to the ISM Code, the ISPS Code, all Environmental Laws and all Sanctions Laws.

28.10	ISPS Code

Without limiting paragraph (a) of Clause 28.9 (Compliance with laws etc.), each Borrower shall:

(a)	procure that the Ship owned by it and the company responsible for that Ship’s compliance with the ISPS Code comply with the ISPS Code; and
(b)	maintain an ISSC for that Ship; and
(c)	notify the Facility Agent immediately in writing of any actual or threatened withdrawal, suspension, cancellation or modification of the ISSC.
28.11	Trading in war zones

In the event of hostilities in any part of the world (whether war is declared or not), no Borrower shall cause or permit any Ship to enter or trade to any zone which is declared a war zone by any government or by that Ship’s war risks insurers or which is otherwise excluded from the scope of coverage of the obligatory insurances unless:

(a)

that Ship’s war risks insurers have agreed to cover such transit or trade under the annual war risks policy on terms and conditions not less restrictive than those already in place (it being understood the requirement for an additional premium does not constitute a restriction); or

(b)	the prior written consent of the Security Agent acting on the instructions of the Majority Lenders has been given; and
(c)	that Borrower has (at its expense) effected any special, additional or modified insurance cover which the Security Agent acting on the instructions of the Majority Lenders may require.
28.12	Provision of information

Without prejudice to Clause 24.6 (Information: miscellaneous) each Borrower shall, in respect of the Ship owned by it, promptly provide the Facility Agent with any information which it requests regarding:

(a)	that Ship, its employment, position and engagements;
(b)	the Earnings and payments and amounts due to its master and crew;
(c)	any expenditure incurred, or likely to be incurred, in connection with the operation, maintenance or repair of that Ship and any payments made by it in respect of that Ship;
(d)	any towages and salvages; and
(e)

its compliance, the Approved Manager’s compliance and the compliance of that Ship with the ISM Code and the ISPS Code, and, upon the Facility Agent’s request, provide copies of any current charter relating to that Ship, of any current guarantee of any such charter, the Ship’s Safety Management Certificate and any relevant Document of Compliance.

28.13	Notification of certain events

Each Borrower shall, in respect of the Ship owned by it, immediately notify the Facility Agent by fax, confirmed forthwith by letter of:

(a)	any casualty to that Ship which is or could reasonably be expected to be or to become a Major Casualty;
(b)	any occurrence as a result of which that Ship has become or could reasonably be expected, by the passing of time or otherwise, to become a Total Loss;
(c)	any requisition of that Ship for hire;
(d)	any requirement or recommendation made in relation to that Ship by any insurer or classification society or by any competent authority which is not immediately complied with;
(e)	any arrest or detention of that Ship, any exercise or purported exercise of any lien on that Ship or the Earnings or any requisition of that Ship for hire;
(f)	any intended dry docking of that Ship;
(g)	any Environmental Claim made against that Borrower or in connection with that Ship, or any Environmental Incident;
(h)	any claim for breach of the ISM Code or the ISPS Code being made against that Borrower, an Approved Manager or otherwise in connection with that Ship; or
(i)

any other matter, event or incident, actual or threatened, the effect of which will or could lead to the ISM Code or the ISPS Code not being complied with, and each Borrower shall keep the Facility Agent advised in writing on a regular basis and in such detail as the Facility Agent shall require as to that Borrower’s, any such Approved Manager’s or any other person’s response to any of those events or matters.

28.14	Restrictions on chartering, appointment of managers etc.

No Borrower shall, in relation to the Ship owned by it:

(a)	let that Ship on demise charter for any period;
(b)	enter into any time or consecutive voyage charter in respect of that Ship other than a Permitted Charter;
(c)	appoint a manager of that Ship other than the Approved Commercial Manager and the Approved Technical Manager or agree to any alteration to the terms of an Approved Manager’s appointment;
(d)	de activate or lay up that Ship; or
(e)

other than in the event of a scheduled drydocking put that Ship into the possession of any person for the purpose of work being done upon it in an amount exceeding or likely to exceed $1,000,000 (or the equivalent in any other currency) unless that person has first given to the

Security Agent and in terms satisfactory to it a written undertaking not to exercise any lien on that Ship or its Earnings for the cost of such work or for any other reason.

28.15	Notice of Mortgage

Each Borrower shall keep the relevant Mortgage registered against the Ship owned by it as a valid first priority or preferred mortgage, carry on board that Ship a certified copy of the relevant Mortgage and place and maintain in a conspicuous place in the navigation room and the master’s cabin of that Ship a framed printed notice stating that that Ship is mortgaged by that Borrower to the Security Agent.

28.16	Sharing of Earnings

No Borrower shall enter into any agreement or arrangement for the sharing of any Earnings, except for any internal agreement between a Borrower and Ardmore Shipping (Asia) Pte Limited or pursuant to a time charter entered into by a Borrower with a third party which includes profit sharing agreements which, in any case, are on terms approved by the Lenders or a Pool Agreement or any other pool that the Ships may be employed in from time to time subject to the consent of the Facility Agent, acting with the authorisation of the Majority Lenders.

28.17	Inventory of Hazardous Materials

Each Borrower shall procure that the Ship owned by it has, from the date that Borrower is legally obliged to do so, obtained an Inventory of Hazardous Material, in respect of said Ship which shall be maintained until the Loan has been fully repaid.

28.18	Sustainable and socially responsible dismantling of Ships

Each of the Obligors confirms that as long as it is in a lending relationship with any Lender, it will ensure that any Ship or other vessel controlled by it or any other member of the Group or sold to an intermediary with the intention of being scrapped, is recycled at a recycling yard which conducts its recycling business in a socially and environmentally responsible manner, in accordance with the provisions of The Hong Kong International Convention for the Safe and Environmentally Sound Recycling of Ships, 2009 and/or EU Ship Recycling Regulation.

28.19	Poseidon Principles

Each Borrower shall, upon the request of any Lender and at the cost of the Borrowers, on or before 31 July in each calendar year, supply or procure the supply by the Approved Classification Society (as specified by the relevant Lender) to such Lender of all information reasonably necessary in order for any Lender to comply with its obligations under the Poseidon Principles in respect of the preceding year, including, without limitation, all ship fuel oil consumption data required to be collected and reported in accordance with Regulation 22A of Annex VI and any Statement of Compliance, together with a Carbon Intensity and Climate Alignment Certificate (or equivalent document) in each case relating to the Ship owned by it for the preceding calendar year provided always that, for the avoidance of doubt, such information shall be “Confidential Information” for the purposes of Clause 47 (Confidentiality) but the Obligors acknowledge that, in accordance with the Poseidon Principles, such information will form part of the information published regarding the relevant Lender’s portfolio climate alignment.

28.20	Notification of compliance

Each Borrower shall promptly provide the Facility Agent from time to time with evidence (in such form as the Facility Agent requires) that it is complying with this Clause 28 (Ship Undertakings).

29	SECURITY COVER
29.1	Minimum required security cover

Clause 29.2 (Provision of additional security; prepayment) applies if, at any time during the Security Period, the Facility Agent notifies the Borrowers that the Security Value is below 130 per cent. of the aggregate of (i) the Loan and (ii) the Hedging Close Out Liabilities in respect of any Additional Swaps.

29.2	Provision of additional security; prepayment
(a)

If the Facility Agent serves a notice on the Borrowers under Clause 29.1 (Minimum required security cover), the Borrowers shall, on or before the date falling one month after the date (the “Prepayment Date”) on which the Facility Agent’s notice is served, prepay such part of the Loan as shall eliminate the shortfall.

(b)

A Borrower may, instead of making a prepayment as described in paragraph (a) above, provide, or ensure that a third party has provided, additional security which, in the opinion of the Facility Agent acting on the instructions of the Majority Lenders,

(i)	has a net realisable value at least equal to the shortfall; and
(ii)	is documented in such terms as the Facility Agent may approve or require,

before the Prepayment Date; and conditional upon such security being provided in such manner, it shall satisfy such prepayment obligation.

29.3	Value of additional vessel security

The net realisable value of any additional security which is provided under Clause 29.2 (Provision of additional security; prepayment) and which consists of Security over a vessel shall be the Fair Market Value of the vessel concerned.

29.4	Valuations binding

Any valuation under this Clause 29 (Security Cover) shall be binding and conclusive as regards each Borrower.

29.5	Provision of information
(a)

Each Borrower shall promptly provide the Facility Agent and any shipbroker acting under this Clause 29 (Security Cover) with any information which the Facility Agent or the shipbroker may request for the purposes of the valuation.

(b)

If a Borrower fails to provide the information referred to in paragraph (a) above by the date specified in the request, the valuation may be made on any basis and assumptions which the shipbroker or the Facility Agent considers prudent.

29.6	Prepayment mechanism

Any prepayment pursuant to Clause 29.2 (Provision of additional security; prepayment) shall be:

(a)	made in accordance with the relevant provisions of Clause 8 (payment and Cancellation) but ignoring any restriction as to prepayments being made on the last day of the Interest Period;
(b)	as regards the Accordion Facility, applied on a pro-rata basis towards satisfaction of the Repayment Instalments for the Accordion Facility set out in Clause 7.2 (Repayment of Accordion Facility); and
(c)	as regards the Revolving Facility, be applied on a pro-rata basis towards the Advances of the Revolving Facility.
29.7	Provision of valuations
(a)

Each Borrower shall provide the Facility Agent with valuations of the Ship owned by it or that will be owned by it on the first Utilisation Date and any other vessel over which additional Security has been created in accordance with Clause 29.3 (Value of additional vessel security), from an Approved Valuer, to enable the Facility Agent to determine the Fair Market Value of that Ship.

(b)	The valuations referred to in this Clause 29.7 (Provision of valuations) are to be obtained:
(i)

on or before the first Utilisation Date (not to be obtained earlier than 30 days prior to that Utilisation Date) and shown, in respect of such Ship when not on or before that Utilisation Date, as at 30 June and 31 December of each year during the Facility Period; or

(ii)	at any other time requested by the Facility Agent (acting on the instructions of the Lenders) in its absolute discretion.
(c)

The valuations referred to in paragraph (b)(i) and (b)(ii) of Clause 29.7 (Provision of valuations) shall be at the Borrowers’ cost, but no more than twice per year, unless the valuations provided under paragraph (b)(i) and (b)(ii) of Clause 29.7 (Provision of valuations) show a breach of Clause 29.1 (Minimum required security cover) or are requested at a time when an Event of Default has occurred and is continuing, in which case any additional valuations will be at the Borrowers’ cost.

30	APPLICATION OF EARNINGS
30.1	Payment of Earnings

Each Borrower shall ensure that,

(a)	subject only to the provisions of the General Assignment to which it is a party, all the Earnings in respect of the Ship owned by it are paid in to its Earnings Account; and
(b)	all payments by a Hedge Counterparty to that Borrower under a Hedging Agreement are paid to the Earnings Account.

30.2	Use of credit balances on the Earnings Account

Each Borrower may withdraw moneys from the Earnings Account in its name provided that no Default is continuing.

30.3	Location of accounts

Each Borrower shall promptly:

(a)	comply with any requirement of the Facility Agent as to the location or relocation of its Earnings Account (or any of them); and
(b)

execute any documents which the Facility Agent specifies to create or maintain in favour of the Security Agent Security over (and/or rights of set-off, consolidation or other rights in relation to) the Earnings Accounts.

31	EVENTS OF DEFAULT
31.1	General

Each of the events or circumstances set out in this Clause 31 (Events of Default) is an Event of Default except for Clause 31.18 (Acceleration) and Clause 31.19 (Enforcement of security).

31.2	Non-payment

An Obligor does not pay on the due date any amount payable pursuant to a Finance Document at the place at and in the currency in which it is expressed to be payable unless:

(a)	its failure to pay is caused by:
(i)	administrative or technical error; or
(ii)	a Disruption Event; and
(b)	payment is made within three Business Days of its due date.
31.3	Specific obligations

A breach occurs of Clause 4.4 (Waiver of conditions precedent), Clause 25 (Financial Covenants), Clause 26.9 (Title), Clause 26.10 (Negative pledge), Clause 26.20 (Unlawfulness, invalidity and ranking; Security imperilled), Clause 23.34 (Sanctions), Clause 23.35 (Anticorruption law), Clause 27.2 (Maintenance of obligatory insurances), Clause 27.3 (Terms of obligatory insurances), Clause 27.5 (Renewal of obligatory insurances), Clause 30.2 (Use of credit balances on the Earnings Account) or, save to the extent such breach is a failure to pay and therefore subject to Clause 31.2 (Non-payment), Clause 29 (Security Cover).

31.4	Other obligations
(a)	A Transaction Obligor does not comply with any provision of the Finance Documents (other than those referred to in Clause 31.2 (Non-payment) and Clause 31.3 (Specific obligations)).

(b)

No Event of Default under paragraph (a) above will occur if the failure to comply is capable of remedy and is remedied within 10 Business Days of the Facility Agent giving notice to the Borrowers or (if earlier) any Transaction Obligor becoming aware of the failure to comply.

31.5	Misrepresentation

Any representation or statement made or deemed to be made by an Obligor in the Finance Documents or any other document delivered by or on behalf of any Transaction Obligor under or in connection with any Finance Document is or proves to have been incorrect or misleading when made or deemed to be made and which has had or could reasonably be expected to have a Material Adverse Effect.

31.6	Cross default
(a)	Any Financial Indebtedness of any Obligor is not paid when due nor within any originally applicable grace period.
(b)	Any Financial Indebtedness of any Obligor is declared to be or otherwise becomes due and payable prior to its specified maturity as a result of an event of default (however described).
(c)	Any commitment for any Financial Indebtedness of any Obligor is cancelled or suspended by a creditor of any Obligor as a result of an event of default (however described).
(d)

Any creditor of any Obligor becomes entitled to declare any Financial Indebtedness of any Obligor due and payable prior to its specified maturity as a result of an event of default (however described).

(e)

No Event of Default will occur under this Clause 31.6 (Cross default) if the aggregate amount of Financial Indebtedness or commitment for Financial Indebtedness falling within paragraphs (a) to (d) above is less than, in respect of each Borrower, $500,000 (or its equivalent in any other currency) and in respect of each of the Corporate Guarantor or Parent Guarantor and other members of the Group, $2,000,000 (or its equivalent in any other currency in aggregate).

31.7	Insolvency
(a)	An Obligor:
(i)	is unable or admits inability to pay its debts as they fall due;
(ii)	is deemed to, or is declared to, be unable to pay its debts under applicable law;
(iii)	suspends or threatens to suspend making payments on any of its debts; or
(iv)

by reason of actual or anticipated financial difficulties, commences negotiations with one or more of its creditors (excluding any Finance Party in its capacity as such) with a view to rescheduling any of its indebtedness.

(b)	The value of the assets of any Obligor is less than its liabilities (taking into account contingent and prospective liabilities).
(c)	A moratorium is declared in respect of any indebtedness of any Obligor. If a moratorium occurs, the ending of the moratorium will not remedy any Event of Default caused by that moratorium.

31.8	Insolvency proceedings
(a)	Any corporate action, legal proceedings or other procedure or step is taken in relation to:
(i)

the suspension of payments, a moratorium of any indebtedness, winding-up, dissolution, administration or reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise) of any member of the Group other than a solvent liquidation or reorganisation of any member of the Group which is not an Obligor;

(ii)	a composition, compromise, assignment or arrangement with any creditor of any member of the Group;
(iii)

the appointment of a liquidator (other than in respect of a solvent liquidation of a member of the Group which is not an Obligor), receiver, administrator, administrative receiver, compulsory manager or other similar officer in respect of any member of the Group or any of its assets; or

(iv)	enforcement of any Security over any assets of any member of the Group,

or any analogous procedure or step is taken in any jurisdiction.

(b)	Paragraph (a) above shall not apply to any winding-up petition which is frivolous or vexatious and is discharged, stayed or dismissed within 14 days of commencement.
31.9	Creditors’ process

Any expropriation, attachment, sequestration, distress or execution (or any analogous process in any jurisdiction) affects any asset or assets of an Obligor.

31.10	Ownership of the Obligors

Without the prior approval of the Lenders, there is any change in the (beneficial) ownership of an Obligor (other than the Parent Guarantor) from that advised to the Facility Agent as at the date of this Agreement or an Obligor is not or ceases to be a Subsidiary of the Parent Guarantor.

31.11	Unlawfulness, invalidity and ranking
(a)	It is or becomes unlawful for a Transaction Obligor to perform any of its obligations under the Finance Documents.
(b)

Any obligation of a Transaction Obligor under the Finance Documents is not or ceases to be legal, valid, binding or enforceable if that cessation individually or together with any other cessations materially or adversely affects the interests of the Secured Parties under the Finance Documents.

(c)

Any Finance Document ceases to be in full force and effect or to be continuing or is or purports to be determined or any Transaction Security is alleged by a party to it (other than a Finance Party) to be ineffective.

(d)	Any Transaction Security proves to have ranked after, or loses its priority to, any other Security.

31.12	Security imperilled

Any Security created or intended to be created by a Finance Document is in any way imperilled or in jeopardy.

31.13	Cessation of business

Any Obligor suspends or ceases to carry on (or threatens to suspend or ceases to carry on) all or a material part of its business.

31.14	Expropriation

The authority or ability of any member of the Group to conduct its business is limited or wholly or substantially curtailed by any seizure, expropriation, nationalisation, intervention, restriction or other action by or on behalf of any governmental, regulatory or other authority or other person in relation to any member of the Group or any of its assets.

31.15	Repudiation and rescission of agreements

An Obligor (or any other relevant party) rescinds or purports to rescind or repudiates or purports to repudiate a Transaction Document or any of the Transaction Security or evidences an intention to rescind or repudiate a Transaction Document or any Transaction Security.

31.16	Litigation

Any litigation, arbitration, administrative, governmental, regulatory or other investigations, proceedings or disputes are commenced or threatened in relation to any of the Transaction Documents or the transactions contemplated in any of the Transaction Documents or against any member of the Group or its assets which has or may have a Material Adverse Effect and, for the avoidance of doubt, this clause shall not apply to any proceeding or dispute which is frivolous or vexatious and is discharged, stayed or dismissed within 14 days of commencement.

31.17	Material adverse change

Any event or circumstance occurs which has had or could reasonably be expected to have a Material Adverse Effect.

31.18	Acceleration

On and at any time after the occurrence of an Event of Default which is continuing the Facility Agent may, and shall if so directed by the Majority Lenders, by notice to the Borrowers:

(a)	cancel the Total Commitments, whereupon they shall immediately be cancelled;
(b)

declare that all or part of the Loan, together with accrued interest, and all other amounts accrued or outstanding under the Finance Documents be immediately due and payable, whereupon it shall become immediately due and payable; and/or

(c)	declare that all or part of the Loan be payable on demand, whereupon it shall immediately become payable on demand by the Facility Agent acting on the instructions of the Majority Lenders,

and the Facility Agent may serve notices under paragraphs (a), (b) and (c) above simultaneously or on different dates and the Security Agent may take any action referred to in Clause 31.19 (Enforcement of security) if no such notice is served or simultaneously with or at any time after the service of any of such notice.

31.19	Enforcement of security and other rights

On and at any time after the occurrence of an Event of Default which is continuing the Security Agent may, and shall if so directed by the Majority Lenders, take any action which, as a result of the Event of Default or any notice served under Clause 31.18 (Acceleration), the Security Agent is entitled to take under any Finance Document or any applicable law or regulation.

SECTION 10

CHANGES TO PARTIES

32CHANGES TO THE LENDERS

32.1	Assignments and transfers by the Lenders

Subject to this Clause 32 (Changes to the Lenders), a Lender (the “Existing Lender”) may:

(a)assign any of its rights; or

(b)transfer by novation any of its rights and obligations,

under the Finance Documents to another bank or financial institution or to a trust, fund or other entity which is regularly engaged in or established for the purpose of making, purchasing or investing in loans, securities or other financial assets (except for a hedge fund) (the “New Lender”) but in no event to a member of the Group or a holding company, or holding company acting in concert, of the Parent Guarantor.

32.2	Conditions of assignment or transfer
(a)	The Existing Lender shall consult with the Borrowers for no more than five Business Days with regards to an assignment or transfer by an Existing Lender, unless the assignment or transfer is:
(i)	to another Lender or an Affiliate of a Lender;
(ii)	if the Existing Lender is a fund, to a fund which is a Related Fund; or
(iii)	made at a time when a Default or a Sanctions Event is continuing,

in which cases an assignment by an Existing Lender may be done freely.

(b)	An assignment will only be effective on:
(i)

receipt by the Facility Agent (whether in the Assignment Agreement or otherwise) of written confirmation from the New Lender (in form and substance satisfactory to the Facility Agent) that the New Lender will assume the same obligations to the other Secured Parties as it would have been under if it were an Original Lender; and

(ii)

performance by the Facility Agent of all necessary “know your customer” or other similar checks under all applicable laws and regulations in relation to such assignment to a New Lender, the completion of which the Facility Agent shall promptly notify to the Existing Lender and the New Lender.

(c)	A transfer will only be effective if the procedure set out in Clause 32.5 (Procedure for transfer) is complied with.
(d)	If:
(i)	a Lender assigns or transfers any of its rights or obligations under the Finance Documents or changes its Facility Office; and

(ii)

as a result of circumstances existing at the date the assignment, transfer or change occurs, an Obligor would be obliged to make a payment to the New Lender or Lender acting through its new Facility Office under Clause 14 (Tax Gross Up and Indemnities) or Clause 15 (Increased Costs),

then the New Lender or Lender acting through its new Facility Office is only entitled to receive payment under those Clauses to the same extent as the Existing Lender or Lender acting through its previous Facility Office would have been if the assignment, transfer or change had not occurred.

(e)

Each New Lender, by executing the relevant Transfer Certificate or Assignment Agreement, confirms, for the avoidance of doubt, that the Facility Agent has authority to execute on its behalf any amendment or waiver that has been approved by or on behalf of the requisite Lender or Lenders in accordance with this Agreement on or prior to the date on which the transfer or assignment becomes effective in accordance with this Agreement and that it is bound by that decision to the same extent as the Existing Lender would have been had it remained a Lender.

32.3	Assignment or transfer fee

The New Lender shall, on or before the date upon which an assignment or transfer takes effect, pay to the Facility Agent (for its own account) a fee of $5,000 unless the assignment or transfer is to an Affiliate of the Existing Lender.

32.4	Limitation of responsibility of Existing Lenders
(a)	Unless expressly agreed to the contrary, an Existing Lender makes no representation or warranty and assumes no responsibility to a New Lender for:
(i)	the legality, validity, effectiveness, adequacy or enforceability of the Finance Documents, the Transaction Security or any other documents;
(ii)	the financial condition of any Transaction Obligor;
(iii)	the performance and observance by any Transaction Obligor of its obligations under the Finance Documents or any other documents; or
(iv)	the accuracy of any statements (whether written or oral) made in or in connection with any Finance Document or any other document,

and any representations or warranties implied by law are excluded.

(b)	Each New Lender confirms to the Existing Lender and the other Finance Parties and the Secured Parties that it:
(i)

has made (and shall continue to make) its own independent investigation and assessment of the financial condition and affairs of each Transaction Obligor and its related entities in connection with its participation in this Agreement and has not relied exclusively on any information provided to it by the Existing Lender or any other Finance Party in connection with any Finance Document or the Transaction Security; and

(ii)	will continue to make its own independent appraisal of the creditworthiness of each Transaction Obligor and its related entities throughout the Security Period.

(c)Nothing in any Finance Document obliges an Existing Lender to:

(i)	accept a re-transfer or re-assignment from a New Lender of any of the rights and obligations assigned or transferred under this Clause 32 (Changes to the Lenders); or
(ii)	support any losses directly or indirectly incurred by the New Lender by reason of the non-performance by any Transaction Obligor of its obligations under the Finance Documents or otherwise.

32.5Procedure for transfer

(a)

Subject to the conditions set out in Clause 32.2 (Conditions of assignment or transfer), a transfer is effected in accordance with paragraph (c) below when the Facility Agent executes an otherwise duly completed Transfer Certificate delivered to it by the Existing Lender and the New Lender. The Facility Agent shall, subject to paragraph (b) below as soon as reasonably practicable after receipt by it of a duly completed Transfer Certificate appearing on its face to comply with this Agreement and delivered in accordance with this Agreement, execute that Transfer Certificate.

(b)

The Facility Agent shall only be obliged to execute a Transfer Certificate delivered to it by the Existing Lender and the New Lender once it is satisfied it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations in relation to the transfer to such New Lender.

(c)	Subject to Clause 32.9 (Pro rata interest settlement), on the Transfer Date:
(i)

to the extent that in the Transfer Certificate the Existing Lender seeks to transfer by novation its rights and obligations under the Finance Documents and in respect of the Transaction Security, each of the Obligors and the Existing Lender shall be released from further obligations towards one another under the Finance Documents and in respect of the Transaction Security and their respective rights against one another under the Finance Documents and in respect of the Transaction Security shall be cancelled (being the “Discharged Rights and Obligations”);

(ii)

each of the Obligors and the New Lender shall assume obligations towards one another and/or acquire rights against one another which differ from the Discharged Rights and Obligations only insofar as that Obligor and the New Lender have assumed and/or acquired the same in place of that Obligor and the Existing Lender;

(iii)

the Facility Agent, the Security Agent, each Mandated Lead Arranger, the Documentation Agent, the Sustainability Coordinator, the New Lender and other Lenders shall acquire the same rights and assume the same obligations between themselves and in respect of the Transaction Security as they would have acquired and assumed had the New Lender been an Original Lender with the rights and/or obligations acquired or assumed by it as a result of the transfer and to that extent the Facility Agent, the Security Agent, the each Mandated Lead Arranger, the Documentation Agent, the Sustainability Coordinator, and the Existing Lenders shall each be released from further obligations to each other under the Finance Documents; and

(iv)	the New Lender shall become a Party as a “Lender”.
32.6	Procedure for assignment
(a)

Subject to the conditions set out in Clause 32.2 (Conditions of assignment or transfer) an assignment may be effected in accordance with paragraph (c) below when the Facility Agent executes an otherwise duly completed Assignment Agreement delivered to it by the Existing Lender and the New Lender. The Facility Agent shall, subject to paragraph (b) below, as soon as reasonably practicable after receipt by it of a duly completed Assignment Agreement appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Assignment Agreement.

(b)

The Facility Agent shall only be obliged to execute an Assignment Agreement delivered to it by the Existing Lender and the New Lender once it is satisfied it has complied with all necessary “know your customer” or other similar checks under all applicable laws and regulations in relation to the assignment to such New Lender.

(c)	Subject to Clause 32.9 (Pro rata interest settlement), on the Transfer Date:
(i)

the Existing Lender will assign absolutely to the New Lender its rights under the Finance Documents and in respect of the Transaction Security expressed to be the subject of the assignment in the Assignment Agreement;

(ii)

the Existing Lender will be released from the obligations (the “Relevant Obligations”) expressed to be the subject of the release in the Assignment Agreement (and any corresponding obligations by which it is bound in respect of the Transaction Security); and

(iii)	the New Lender shall become a Party as a “Lender” and will be bound by obligations equivalent to the Relevant Obligations.
(d)

Lenders may utilise procedures other than those set out in this Clause 32.6 (Procedure for assignment) to assign their rights under the Finance Documents (but not, without the consent of the relevant Obligor or unless in accordance with Clause 32.5 (Procedure for transfer), to obtain a release by that Obligor from the obligations owed to that Obligor by the Lenders nor the assumption of equivalent obligations by a New Lender) provided that they comply with the conditions set out in Clause 32.2 (Conditions of assignment or transfer).

32.7	Copy of Transfer Certificate or Assignment Agreement to Borrowers

The Facility Agent shall, as soon as reasonably practicable after it has executed a Transfer Certificate or an Assignment Agreement, send to the Obligors a copy of that Transfer Certificate or Assignment Agreement.

32.8	Security over Lenders’ rights

In addition to the other rights provided to Lenders under this Clause 32 (Changes to the Lenders), each Lender may without consulting with or obtaining consent from any Obligor, at any time charge, assign or otherwise create Security in or over (whether by way of collateral or otherwise) all or any of its rights under any Finance Document to secure obligations of that Lender including, without limitation:

(a)	any charge, assignment or other Security to secure obligations to a federal reserve or central bank; and
(b)

in the case of any Lender which is a fund, any charge, assignment or other Security granted to any holders (or trustee or representatives of holders) of obligations owed, or securities issued, by that Lender as security for those obligations or securities, except that no such charge, assignment or Security shall:

(i)

release a Lender from any of its obligations under the Finance Documents or substitute the beneficiary of the relevant charge, assignment or Security for the Lender as a party to any of the Finance Documents; or

(ii)

require any payments to be made by an Obligor other than or in excess of, or grant to any person any more extensive rights than, those required to be made or granted to the relevant Lender under the Finance Documents.

32.9	Pro rata interest settlement

If the Facility Agent has notified the Lenders that it is able to distribute interest payments on a “pro rata basis” to Existing Lenders and New Lenders then (in respect of any transfer pursuant to Clause 32.5 (Procedure for transfer) or any assignment pursuant to Clause 32.6 (Procedure for assignment) the Transfer Date of which, in each case, is after the date of such notification and is not on the last day of an Interest Period):

(a)

any interest or fees in respect of the relevant participation which are expressed to accrue by reference to the lapse of time shall continue to accrue in favour of the Existing Lender up to but excluding the Transfer Date (“Accrued Amounts”) and shall become due and payable to the Existing Lender (without further interest accruing on them) on the last day of the current Interest Period (or, if the Interest Period is longer than six Months, on the next of the dates which falls at six Monthly intervals after the first day of that Interest Period); and

(b)	The rights assigned or transferred by the Existing Lender will not include the right to the Accrued Amounts, so that, for the avoidance of doubt:
(i)	when the Accrued Amounts become payable, those Accrued Amounts will be payable to the Existing Lender; and
(ii)

the amount payable to the New Lender on that date will be the amount which would, but for the application of this Clause 32.9 (Pro rata interest settlement), have been payable to it on that date, but after deduction of the Accrued Amounts.

(c)

An Existing Lender which retains the right to the Accrued Amounts pursuant to this Clause 32.9 (Pro rata interest settlement) but which does not have a Commitment shall be deemed not to be a Lender for the purposes of ascertaining whether the agreement of any specified group of Lenders has been obtained to approve any request for a consent, waiver, amendment or other vote of Lenders under the Finance Documents.

32.10	Replacement of Lender by Borrowers
(a)	The Borrowers may, at any time (other than where an Event of Default or a Potential Event of Default has occurred and is continuing) in respect of:

(i)	a Lender whose costs of funds charged to the Borrowers are (in the Borrowers’ reasonable opinion) materially higher than those of the other Lenders generally;
(ii)	a Lender which is a Defaulting Lender; or
(iii)	a Lender which is a Non-Consenting Lender,

by giving 10 Business Days’ notice to the Facility Agent and that Lender (the “Outgoing Lender”) replace the Outgoing Lender by requiring it to (and the Outgoing Lender must) transfer in accordance with Clause 32.5 (Procedure for transfer) all (and not part only) of its rights and obligations under this Agreement to a Lender or other bank (a “Replacement Lender”) selected by the Borrowers and which is acceptable to the Facility Agent (acting reasonably) for a purchase price in cash payable at the time of transfer equal to the outstanding principal amount of the Outgoing Lender’s Contribution and all accrued interest, break costs and other amounts payable in relation to that Contribution under this Agreement and the other Finance Documents.

(b)	Any transfer of rights and obligations of an Outgoing Lender under this Clause is subject to the following conditions:
(i)	neither the Facility Agent nor the Outgoing Lender will have any obligation to the Borrowers to find a Replacement Lender;
(ii)	the transfer must take place no later than 10 Business Days after the Borrowers’ notice referred to above; and
(iii)	in no event will the Outgoing Lender be required to pay or surrender to the Replacement Lender any of the fees received by the Outgoing Lender under this Agreement and the other Finance Documents.
33	CHANGES TO THE OBLIGORS
33.1	Assignment or transfer by Obligors

No Obligor may assign any of its rights or transfer any of its rights or obligations under the Finance Documents.

33.2	Additional Borrowers
(a)

Subject to compliance with the provisions of Clause 24.9 (“Know your customer” checks), a wholly and directly owned Subsidiary of the Parent Guarantor may become an Additional Borrower. That Subsidiary shall become an Additional Borrower if:

(i)

it is incorporated in the same jurisdiction as the Original Borrowers or another jurisdiction acceptable to the Lenders. For the avoidance of doubt, the jurisdictions of the Approved Flag is acceptable to the Lenders;

(ii)	it owns an Accordion Ship or Accordion Ships which is (or will be) subject to Security for any Advance pursuant to this Agreement;
(iii)	it delivers to the Facility Agent a duly completed and executed Accession Deed; and

(iv)	the Borrowers confirm that no Default is continuing or would occur as a result of that Subsidiary becoming an Additional Borrower; and
(v)

the Facility Agent has received all of the documents and other evidence listed in paragraph 1 of Part A of Schedule 2 (Conditions Precedent) in relation to that Additional Borrower, each in form and substance satisfactory to the Facility Agent provided that references in paragraph 1 of Part A of Schedule 2 (Conditions Precedent) to “the Additional Borrower” or to any Ship or document relating to that Additional Borrower shall be deemed to relate solely to the Additional Borrower or Additional Borrowers named in the relevant Accession Deed.

(b)

Delivery of an Accession Deed pursuant to paragraph (a) above constitutes confirmation by the relevant Additional Borrower that the Repeating Representations are true and correct in relation to it as at the date of delivery as if made by reference to the facts and circumstances then existing.

SECTION 11

THE FINANCE PARTIES

34	THE FACILITY AGENT, THE MANDATED LEAD ARRANGERS AND THE DOCUMENTATION AGENT
34.1	Appointment of the Facility Agent
(a)	Each other Finance Party appoints the Facility Agent to act as its agent under and in connection with the Finance Documents.
(b)

Each other Finance Party authorises the Facility Agent to exercise the rights, powers, authorities and discretions specifically given to the Facility Agent under, or in connection with, the Finance Documents together with any other incidental rights, powers, authorities and discretions.

34.2	Duties of the Facility Agent
(a)	Subject to paragraph (b) below, the Facility Agent shall promptly forward to a Party the original or a copy of any document which is delivered to the Facility Agent for that Party by any other Party.
(b)	Without prejudice to Clause 32.7 (Copy of Transfer Certificate or Assignment Agreement to Borrowers), paragraph (a) above shall not apply to any Transfer Certificate or to any Assignment Agreement.
(c)

Except where a Finance Document specifically provides otherwise, the Facility Agent is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party.

(d)

If the Facility Agent receives notice from a Party referring to this Agreement, describing a Default and stating that the circumstance described is a Default, it shall promptly notify the Finance Parties.

(e)

If the Facility Agent is aware of the non-payment of any principal, interest, commitment fee or other fee payable to a Finance Party (other than the Facility Agent or a Mandated Lead Arranger or the Security Agent or the Documentation Agent) under this Agreement it shall promptly notify the other Finance Parties.

(f)	The Facility Agent’s duties under the Finance Documents are solely mechanical and administrative in nature.
34.3	Role of the Mandated Lead Arrangers, Sustainability Coordinator and Documentation Agent

Except as specifically provided in the Finance Documents, neither the Documentation Agent, the Sustainability Coordinator nor any Mandated Lead Arranger has any obligations of any kind to any other Party under, or in connection with, any Finance Document.

34.4	No fiduciary duties
(a)	The Facility Agent shall not have any liability to any person in respect of its obligations and duties under this Agreement or the other Finance Documents except as expressly set out in

Clause 34.5 (Application of receipts), and as excluded or limited by Clauses 34.8 (Majority Lenders’ instructions), 34.9 (Responsibility for documentation), 34.10 (Exclusion of liability), 34.11 (Lenders’ indemnity to the Facility Agent) and 34.18 (Full freedom to enter into transactions).

(b)

The provisions of paragraph (a) above shall apply even if, notwithstanding and contrary to paragraph (a) above, any provision of this Agreement or any other Finance Document by operation of law has the effect of constituting the Facility Agent as a fiduciary.

(c)	Nothing in the Finance Documents constitutes the Facility Agent, either Mandated Lead Arranger or the Documentation Agent a trustee of any other person.
(d)

None of the Facility Agent, the Security Agent, the Sustainability Coordinator nor either Mandated Lead Arranger nor the Documentation Agent shall be bound to account to any Lender for any sum or the profit element of any sum received by it for its own account.

34.5	Application of receipts

Except as expressly stated to the contrary in any Finance Document, any moneys which the Facility Agent receives or recovers in its capacity as Facility Agent shall be applied by the Facility Agent in accordance with Clause 39.5 (Application of receipts; partial payments).

34.6	Business with the Group

The Facility Agent, either Mandated Lead Arranger and the Documentation Agent may accept deposits from, lend money to, and generally engage in any kind of banking or other business with, any member of the Group.

34.7	Rights and discretions of the Facility Agent
(a)	The Facility Agent may rely on:
(i)	any representation, notice or document believed by it to be genuine, correct and appropriately authorised; and
(ii)	any statement made by a director, authorised signatory or employee of any person regarding any matters which may reasonably be assumed to be within his knowledge or within his power to verify.
(b)	The Facility Agent may assume (unless it has received notice to the contrary in its capacity as agent for the Lenders) that:
(i)	no Default has occurred (unless it has actual knowledge of a Default arising under Clause 31.2 (Non-payment));
(ii)	any right, power, authority or discretion vested in any Party or the Majority Lenders has not been exercised; and
(iii)	any notice or request made by any Borrower (other than the Utilisation Request or a Selection Notice) is made on behalf of and with the consent and knowledge of all the Obligors.

(c)	The Facility Agent may engage, pay for and rely on the advice or services of any lawyers, accountants, surveyors or other experts.
(d)	The Facility Agent may act in relation to the Finance Documents through its personnel and agents.
(e)	The Facility Agent may disclose to any other Party any information it reasonably believes it has received as agent under this Agreement.
(f)

Notwithstanding any other provision of any Finance Document to the contrary, neither the Facility Agent nor either Mandated Lead Arranger nor the Documentation Agent is obliged to do or omit to do anything if it would or might, in its reasonable opinion, constitute a breach of any law or regulation or a breach of a fiduciary duty or duty of confidentiality.

34.8	Majority Lenders’ instructions
(a)	Unless a contrary indication appears in a Finance Document, the Facility Agent shall:
(i)

exercise any right, power, authority or discretion vested in it as Servicing Party in accordance with any instructions given to it by the Majority Lenders (or, if so instructed by the Majority Lenders, refrain from exercising any right, power, authority or discretion vested in it as a Servicing Party); and

(ii)	not be liable for any act (or omission) if it acts (or refrains from taking any action) in accordance with an instruction of the Majority Lenders.
(b)	Unless a contrary indication appears in a Finance Document, any instructions given by the Majority Lenders will be binding on all the Finance Parties.
(c)

The Facility Agent may refrain from acting in accordance with the instructions of the Majority Lenders (or, if appropriate, the Lenders) until it has received such security as it may require for any cost, loss or liability (together with any associated VAT) which it may incur in complying with the instructions.

(d)

In the absence of instructions from the Majority Lenders (or, if appropriate, the Lenders), the Facility Agent shall not be obliged to take any action (or refrain from taking action) (even if it considers acting or not acting to be in the best interests of the Lenders). The Facility Agent may act (or refrain from taking action) as it considers to be in the best interest of the Lenders.

(e)

The Facility Agent is not authorised to act on behalf of a Lender or Hedge Counterparty (without first obtaining that Lender’s or Hedge Counterparty’s consent) in any legal or arbitration proceedings relating to any Finance Document. This paragraph (e) shall not apply to any legal or arbitration proceedings relating to the perfection, preservation or protection of rights under the Transaction Security or Finance Documents creating Transaction Security.

34.9	Responsibility for documentation

Neither the Facility Agent nor either Mandated Lead Arranger nor the Documentation Agent:

(a)

is responsible for the adequacy, accuracy and/or completeness of any information (whether oral or written) supplied by the Facility Agent, either Mandated Lead Arranger, the Documentation Agent, an Obligor or any other person given in, or in connection with, any Transaction Document;

(b)

is responsible for the legality, validity, effectiveness, adequacy or enforceability of any Transaction Document or the Transaction Security or any other agreement, arrangement or document entered into or made or executed in anticipation of, or in connection with, any Transaction Document or the Transaction Security; or

(c)

is responsible for any determination as to whether any information provided or to be provided to any Finance Party is non-public information the use of which may be regulated or prohibited by applicable law or regulation relating to insider dealing or otherwise.

34.10	Exclusion of liability
(a)

Without limiting paragraph (b) below (and without prejudice to the provisions of paragraph (e) of Clause 39.11 (Disruption to Payment Systems etc.), the Facility Agent will not be liable for any action taken by it under or in connection with any Finance Document or the Transaction Security, unless directly caused by its gross negligence or wilful misconduct.

(b)

No Party other than the Facility Agent may take any proceedings against any officer, employee or agent of the Facility Agent in respect of any claim it might have against the Facility Agent or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Finance Document and each officer, employee or agent of the Facility Agent may rely on this Clause subject to Clause 1.5 (Third party rights) and the provisions of the Third Parties Act.

(c)

The Facility Agent will not be liable for any delay (or any related consequences) in crediting an account with an amount required under the Finance Documents to be paid by it if it has taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures of any recognised clearing or settlement system used by it for that purpose.

(d)

Nothing in this Agreement shall oblige the Facility Agent or either Mandated Lead Arranger or the Documentation Agent to carry out any “know your customer” or other checks in relation to any person on behalf of any Lender and each Lender confirms to the Facility Agent, either Mandated Lead Arranger and the Documentation Agent that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by the Facility Agent, either Mandated Lead Arranger or the Documentation Agent.

34.11	Lenders’ indemnity to the Facility Agent

Each Lender shall (in proportion to its share of the Total Commitments or, if the Total Commitments are then zero, to its share of the Total Commitments immediately prior to their reduction to zero) indemnify the Facility Agent, within three Business Days of demand, against any cost, loss or liability incurred by the Facility Agent (otherwise than by reason of its gross negligence or wilful misconduct) (or, in the case of any cost, loss or liability pursuant to Clause 39.11 (Disruption to Payment Systems etc.) notwithstanding the Facility Agent’s negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Facility Agent) in acting as Facility Agent under the Finance Documents (unless the Facility Agent has been reimbursed by an Obligor pursuant to a Finance Document).

34.12	Resignation of the Facility Agent
(a)	The Facility Agent may resign and appoint one of its Affiliates as successor by giving notice to the other Finance Parties and the Borrowers.

(b)	Alternatively, the Facility Agent may resign by giving 30 days’ notice to the other Finance Parties and the Borrowers, in which case the Majority Lenders may appoint a successor Facility Agent.
(c)

If the Majority Lenders have not appointed a successor Facility Agent in accordance with paragraph (b) above within 20 days after notice of resignation was given, the retiring Facility Agent may appoint a successor Facility Agent.

(d)

The retiring Facility Agent shall, at its own cost, make available to the successor Facility Agent such documents and records and provide such assistance as the successor Facility Agent may reasonably request for the purposes of performing its functions Facility Agent under the Finance Documents.

(e)	The Facility Agent’s resignation notice shall only take effect upon the appointment of a successor.
(f)

Upon the appointment of a successor, the retiring Facility Agent shall be discharged from any further obligation in respect of the Finance Documents but shall remain entitled to the benefit of this Clause 34 (The Facility Agent, the Mandated Lead Arrangers and the Documentation Agent) and any other provisions of a Finance Document which are expressed to limit or exclude its liability in acting as Facility Agent. Any successor and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party.

(g)

The Majority Lenders may, by notice to the Facility Agent, require it to resign in accordance with paragraph (b) above. In this event, the Facility Agent shall resign in accordance with paragraph (b) above but the cost referred to in paragraph (d) above shall be for the account of the Borrowers.

(h)	The consent of any Borrower (or any other Obligor) is not required for an assignment or transfer of rights and/or obligations by the Facility Agent.
(i)

The Facility Agent shall resign in accordance with paragraph (b) above (and, to the extent applicable, shall use reasonable endeavours to appoint a successor Facility Agent pursuant to paragraph (c) above) if on or after the date which is three months before the earliest FATCA Application Date relating to any payment to the Facility Agent under the Finance Documents, either:

(i)

the Facility Agent fails to respond to a request under Clause 14.7 (FATCA Information) and a Borrower or a Lender reasonably believes that the Facility Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date;

(ii)

the information supplied by the Facility Agent pursuant to Clause 14.7 (FATCA Information) indicates that the Facility Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date; or

(iii)	the Facility Agent notifies the Borrowers and the Lenders that the Facility Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date;
(j)	and (in each case) the Borrowers or a Lender reasonably believes that a Party will be required to make a FATCA Deduction that would not be required if the Facility Agent were a FATCA

Exempt Party, and the Borrowers or that Lender, by notice to the Facility Agent, requires it to resign.

34.13	Confidentiality
(a)

In acting as Facility Agent for the Finance Parties, the Facility Agent shall be regarded as acting through its agency division which shall be treated as a separate entity from any other of its divisions or departments.

(b)

If information is received by a division or department of the Facility Agent other than that division or department responsible for complying with the obligations assumed by it under the Finance Documents, that information may be treated as confidential to that division or department, and the Facility Agent shall not be deemed to have notice of it nor shall it be obliged to disclose such information to any Party.

34.14	Relationship with the Lenders
(a)

Subject to Clause 32.9 (Pro rata interest settlement), the Facility Agent may treat the person shown in its records as Lender or Hedge Counterparty at the opening of business (in the place of the Facility Agent’s principal office as notified to the Finance Parties from time to time) as the Lender acting through its Facility Office or, as the case may be, the Hedge Counterparty:

(i)	entitled to or liable for any payment due under any Finance Document on that day; and
(ii)	entitled to receive and act upon any notice, request, document or communication or make any decision or determination under any Finance Document made or delivered on that day,

unless it has received not less than five Business Days’ prior notice from that Lender or Hedge Counterparty to the contrary in accordance with the terms of this Agreement.

(b)	Each Lender shall supply the Facility Agent with any information required by the Facility Agent in order to calculate the Mandatory Cost.
(c)

Each Lender and each Hedge Counterparty shall supply the Facility Agent with any information that the Security Agent may reasonably specify (through the Facility Agent) as being necessary or desirable to enable the Security Agent to perform its functions as Security Agent. Each Lender and Hedge Counterparty shall deal with the Security Agent exclusively through the Facility Agent and shall not deal directly with the Security Agent.

(d)

Any Lender may by notice to the Facility Agent appoint a person to receive on its behalf all notices, communications, information and documents to be made or despatched to that Lender under the Finance Documents. Such notice shall contain the address, fax number and (where communication by electronic mail or other electronic means is permitted under Clause 41.5 (Electronic communication)) electronic mail address and/or any other information required to enable the sending and receipt of information by that means (and, in each case, the department or officer, if any, for whose attention communication is to be made) and be treated as notification of a substitute address, fax number, electronic mail address, department and officer by that Lender for the purposes of Clause 41.2 (Addresses) and paragraph 41.5(a)(ii) of Clause 41.5 (Electronic communication) and the Facility Agent shall be entitled to treat such person as the person entitled to receive all such notices, communications, information and documents as though that person were that Lender.

34.15	Credit appraisal by the Lenders

Without affecting the responsibility of any Transaction Obligor for information supplied by it or on its behalf in connection with any Finance Document, each Lender and Hedge Counterparty confirms to the Facility Agent, each Mandated Lead Arranger and the Documentation Agent that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under, or in connection with, any Finance Document including but not limited to:

(a)	the financial condition, status and nature of each member of the Group;
(b)

the legality, validity, effectiveness, adequacy or enforceability of any Finance Document and the Transaction Security and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document or the Transaction Security;

(c)

whether that Lender has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under, or in connection with, any Finance Document or the Transaction Security, the transactions contemplated by the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document;

(d)

the adequacy, accuracy and/or completeness of any information provided by the Facility Agent, any Party or by any other person under, or in connection with, any Finance Document, the transactions contemplated by the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; and

(e)

the right or title of any person in or to or the value or sufficiency of any part of the Charged Property, the priority of any of the Transaction Security or the existence of any Security affecting the Charged Property.

34.16	Facility Agent’s management time

Any amount payable to the Facility Agent under Clause 16.5 (Indemnity to the Facility Agent), Clause 18 (Costs and Expenses) and Clause 34.11 (Lenders’ indemnity to the Facility Agent) shall include the cost of utilising the Facility Agent’s management time or other resources and will be calculated on the basis of such reasonable daily or hourly rates as the Facility Agent may notify to the Borrowers and the other Finance Parties, and is in addition to any fee paid or payable to the Facility Agent under Clause 13 (Fees).

34.17	Deduction from amounts payable by the Facility Agent

If any Party owes an amount to the Facility Agent under the Finance Documents, the Facility Agent may, after giving notice to that Party, deduct an amount not exceeding that amount from any payment to that Party which the Facility Agent would otherwise be obliged to make under the Finance Documents and apply the amount deducted in or towards satisfaction of the amount owed. For the purposes of the Finance Documents that Party shall be regarded as having received any amount so deducted.

34.18	Full freedom to enter into transactions

Notwithstanding any rule of law or equity to the contrary, the Facility Agent shall be absolutely entitled:

(a)

to enter into and arrange banking, derivative, investment and/or other transactions of every kind with or affecting any Transaction Obligor or any person who is party to, or referred to in, a Finance Document (including, but not limited to, any interest or currency swap or other transaction, whether related to this Agreement or not, and acting as syndicate agent and/or security agent for, and/or participating in, other facilities to such Transaction Obligor or any person who is party to, or referred to in, a Finance Document);

(b)	to deal in and enter into and arrange transactions relating to:
(i)	any securities issued or to be issued by any Transaction Obligor or any other person; or
(ii)	any options or other derivatives in connection with such securities; and
(c)	to provide advice or other services to any Borrower or any person who is a party to, or referred to in, a Finance Document,

and, in particular, the Facility Agent shall be absolutely entitled, in proposing, evaluating, negotiating, entering into and arranging all such transactions and in connection with all other matters covered by paragraphs (a), (b) and (c) above, to use (subject only to insider dealing legislation) any information or opportunity, howsoever acquired by it, to pursue its own interests exclusively, to refrain from disclosing such dealings, transactions or other matters or any information acquired in connection with them and to retain for its sole benefit all profits and benefits derived from the dealings transactions or other matters.

34.19	Amounts paid in error
(a)

If the Facility Agent pays an amount to another Party and the Facility Agent notifies that Party that such payment was an Erroneous Payment then the Party to whom that amount was paid by the Facility Agent shall on demand refund the same to the Facility Agent together with interest on that amount from the date of payment to the date of receipt by the Facility Agent, calculated by the Facility Agent to reflect its cost of funds.

(b)Neither:

(i)	the obligations of any Party to the Facility Agent; nor
(ii)	the remedies of the Facility Agent,

(whether arising under this Clause 34.19 (Amounts paid in error) or otherwise) which relate to an Erroneous Payment will be affected by any act, omission, matter or thing which, but for this paragraph (b), would reduce, release or prejudice any such obligation or remedy (whether or not known by the Facility Agent or any other Party).

(c)

All payments to be made by a Party to the Facility Agent (whether made pursuant to this Clause 34.19 (Amounts paid in error) or otherwise)) which relate to an Erroneous Payment shall be calculated and be made without (and free and clear of any deduction for) set-off or counterclaim.

(d)	In this Agreement, “Erroneous Payment” means a payment of an amount by the Facility Agent to another Party which the Facility Agent determines (in its sole discretion) was made in error.
35	THE SECURITY AGENT
35.1	Trust
(a)

The Security Agent declares that it shall hold the Security Property on trust for the Secured Parties on the terms contained in this Agreement and shall deal with the Security Property in accordance with this Clause 35 (The Security Agent) and the other provisions of the Finance Documents.

(b)

Each of the parties to this Agreement agrees that the Security Agent shall have only those duties, obligations and responsibilities expressly specified in this Agreement or in the Finance Documents (and no others shall be implied).

(c)

The Security Agent shall not have any liability to any person in respect of its duties, obligations and responsibilities under this Agreement or the other Finance Documents except as expressly set out in paragraph (a) of Clause 35.1 (Trust) and as excluded or limited by this Clause 35 (The Security Agent) including in particular Clause 35.8 (Instructions to Security Agent and exercise of discretion), Clause 35.13 (Responsibility for documentation), Clause 35.14 (Exclusion of liability), Clause 35.16 (Lenders’ indemnity to the Security Agent), Clause 35.24 (Business with the Group) and Clause 35.29 (Full freedom to enter into transactions).

35.2	Parallel Debt (Covenant to pay the Security Agent)
(a)	Each Obligor irrevocably and unconditionally undertakes to pay to the Security Agent its Parallel Debt which shall be amounts equal to, and in the currency or currencies of, its Corresponding Debt.
(b)	The Parallel Debt of an Obligor:
(i)	shall become due and payable at the same time as its Corresponding Debt;
(ii)	is independent and separate from, and without prejudice to, its Corresponding Debt.
(c)	For purposes of this Clause 35.2 (Parallel Debt (Covenant to pay the Security Agent))), the Security Agent:
(i)	is the independent and separate creditor of each Parallel Debt;
(ii)	acts in its own name and not as agent, representative or trustee of the Finance Parties and its claims in respect of each Parallel Debt shall not be held on trust; and
(iii)

shall have the independent and separate right to demand payment of each Parallel Debt in its own name (including, without limitation, through any suit, execution, enforcement of security, recovery of guarantees and applications for and voting in any kind of insolvency proceeding).

(d)	The Parallel Debt of an Obligor shall be:
(i)	decreased to the extent that its Corresponding Debt has been irrevocably and unconditionally paid or discharged; and

(ii)	increased to the extent that its Corresponding Debt has increased,

and the Corresponding Debt of an Obligor shall be:

(A)	decreased to the extent that its Parallel Debt has been irrevocably and unconditionally paid or discharged; and
(B)	increased to the extent that its Parallel Debt has increased,

in each case provided that the Parallel Debt of an Obligor shall never exceed its Corresponding Debt.

(e)

All amounts received or recovered by the Security Agent in connection with this Clause 35.2 (Parallel Debt (Covenant to pay the Security Agent)) to the extent permitted by applicable law, shall be applied in accordance with Clause 39.5 (Application of receipts; partial payments).

(f)	This Clause 35.2 (Parallel Debt (Covenant to pay the Security Agent)) shall apply, with any necessary modifications, to each Finance Document.
35.3	No independent power

The Secured Parties shall not have any independent power to enforce, or have recourse to, any of the Transaction Security or to exercise any rights or powers arising under the Finance Documents creating the Transaction Security except through the Security Agent.

35.4	Application of receipts
(a)

Except as expressly stated to the contrary in any Finance Document, any moneys which the Security Agent receives or recovers and which are, or are attributable to, Security Property (for the purposes of this Clause 35 (The Security Agent), the “Recoveries”) shall be transferred to the Facility Agent for application in accordance with Clause 39.5 (Application of receipts; partial payments).

(b)	Paragraph (a) above is without prejudice to the rights of the Security Agent, each Receiver and each Delegate:
(i)	under Clause 16.6 (Indemnity to the Security Agent) to be indemnified out of the Charged Property; and
(ii)	under any Finance Document to credit any moneys received or recovered by it to any suspense account.
(c)	Any transfer by the Security Agent to the Facility Agent in accordance with paragraph (a) above shall be a good discharge, to the extent of that payment, by the Security Agent.
(d)

The Security Agent is under no obligation to make the payments to the Facility Agent under paragraph (a) of this Clause 35.4 (Application of receipts) in the same currency as that in which the obligations and liabilities owing to the relevant Finance Party are denominated.

35.5	Deductions from receipts
(a)	Before transferring any moneys to the Facility Agent under Clause 35.4 (Application of receipts), the Security Agent may, in its discretion:

(i)

deduct any sum then due and payable under this Agreement or any other Finance Documents to the Security Agent or any Receiver or Delegate and retain that sum for itself or, as the case may require, pay it to another person to whom it is then due and payable;

(ii)

set aside by way of reserve amounts required to meet, and to make and pay, any deductions and withholdings (on account of Taxes or otherwise) which it is or may be required by any applicable law to make from any distribution or payment made by it under this Agreement; and

(iii)

pay all Taxes which may be assessed against it in respect of any of the Security Property, or as a consequence of performing its duties, or by virtue of its capacity as Security Agent under any of the Finance Documents or otherwise (other than in connection with its remuneration for performing its duties under this Agreement).

(b)

For the purposes of paragraph (a)(i) above, if the Security Agent has become entitled to require a sum to be paid to it on demand, that sum shall be treated as due and payable, even if no demand has yet been served.

35.6	Prospective liabilities

Following acceleration of any of the Transaction Security, the Security Agent may, in its discretion, or at the request of the Facility Agent, hold any Recoveries in an interest bearing suspense or impersonal account(s) in the name of the Security Agent with such financial institution (including itself) and for so long as the Security Agent shall think fit (the interest being credited to the relevant account) for later payment to the Facility Agent for application in accordance with Clause 39.5 (Application of receipts; partial payments) in respect of:

(a)	any sum to the Security Agent, any Receiver or any Delegate; and
(b)	any part of the Secured Liabilities,

that the Security Agent or, in the case of paragraph (b) only, the Facility Agent, reasonably considers, in each case, might become due or owing at any time in the future.

35.7	Investment of proceeds

Prior to the payment of the proceeds of the Recoveries to the Facility Agent for application in accordance with Clause 39.5 (Application of receipts; partial payments) the Security Agent may, in its discretion, hold all or part of those proceeds in an interest bearing suspense or impersonal account(s) in the name of the Security Agent with such financial institution (including itself) and for so long as the Security Agent shall think fit (the interest being credited to the relevant account) pending the payment from time to time of those moneys in the Security Agent’s discretion in accordance with the provisions of this Clause 35.7 (Investment of proceeds).

35.8	Instructions to Security Agent and exercise of discretion
(a)

Subject to paragraph (d) below, the Security Agent shall act in accordance with any instructions given to it by the Facility Agent (acting on the instructions of the Majority Lenders or all the Lenders (as appropriate)) or, if so instructed by the Facility Agent (acting on the instructions of the Majority Lenders or all the Lenders (as appropriate)), refrain from exercising any right, power, authority or discretion vested in it as Security Agent and shall be entitled to assume that:

(i)

any instructions received by it from the Facility Agent (acting on the instructions of the Majority Lenders or all the Lenders (as appropriate)) are duly given in accordance with the terms of the Finance Documents; and

(ii)	unless it has received actual notice of revocation, that those instructions or directions have not been revoked.
(b)

The Security Agent shall be entitled to request instructions, or clarification of any direction, from the Facility Agent (acting on the instructions of the Majority Lenders or all the Lenders (as appropriate)) as to whether, and in what manner, it should exercise or refrain from exercising any rights, powers, authorities and discretions and the Security Agent may refrain from acting unless and until those instructions or clarification are received by it.

(c)

Any instructions given to the Security Agent by the Facility Agent (acting on the instructions of the Majority Lenders or all the Lenders (as appropriate)) shall override any conflicting instructions given by any other Party.

(d)	Paragraph (a) above shall not apply:
(i)	where a contrary indication appears in this Agreement;
(ii)	where this Agreement requires the Security Agent to act in a specified manner or to take a specified action;
(iii)

in respect of any provision which protects the Security Agent’s own position in its personal capacity as opposed to its role of Security Agent for the Secured Parties including, without limitation, the provisions set out in Clauses 35.10 (Security Agent’s discretions) to Clause 35.29 (Full freedom to enter into transactions); and

(iv)	in respect of the exercise of the Security Agent’s discretion to exercise a right, power or authority under any of Clause 35.5 (Deductions from receipts) and Clause 35.6 (Prospective liabilities).
35.9	Security Agent’s Actions

Without prejudice to the provisions of Clause 35.4 (Application of receipts), the Security Agent may (but shall not be obliged to), in the absence of any instructions to the contrary, take such action in the exercise of any of its powers and duties under the Finance Documents as it considers in its discretion to be appropriate.

35.10	Security Agent’s discretions
(a)	The Security Agent may:
(i)

assume (unless it has received actual notice to the contrary from the Facility Agent) that (i) no Default has occurred and no Obligor is in breach of or default under its obligations under any of the Finance Documents and (ii) any right, power, authority or discretion vested by any Finance Document in any person has not been exercised;

(ii)	any notice or request made by any Borrower (other than the Utilisation Request or a Selection Notice) is made on behalf of and with the consent and knowledge of all the Obligors;
(iii)

if it receives any instructions or directions to take any action in relation to the Transaction Security, assume that all applicable conditions under the Finance Documents for taking that action have been satisfied;

(iv)

engage, pay for and rely on the advice or services of any legal advisers, accountants, tax advisers, surveyors or other experts (whether obtained by the Security Agent or by any other Secured Party) whose advice or services may at any time seem necessary, expedient or desirable;

(v)	act in relation to the Finance Documents through its personnel and agents;
(vi)	disclose to any other Party any information it reasonably believes it has received as security agent under this Agreement;
(vii)

rely upon any communication or document believed by it to be genuine and, as to any matters of fact which might reasonably be expected to be within the knowledge of a Secured Party or an Obligor, upon a certificate signed by or on behalf of that person; and

(viii)

refrain from acting in accordance with the instructions of any Party (including bringing any legal action or proceeding arising out of or in connection with the Finance Documents) until it has received any indemnification and/or security that it may in its discretion require (whether by way of payment in advance or otherwise) for all costs, losses and liabilities which it may incur in so acting.

(b)

Notwithstanding any other provision of any Finance Document to the contrary, the Security Agent is not obliged to do or omit to do anything if it would or might, in its reasonable opinion, constitute a breach of any law or regulation or a breach of a fiduciary duty or duty of confidentiality.

35.11	Security Agent’s obligations

The Security Agent shall promptly:

(a)	copy to the Facility Agent the contents of any notice or document received by it from any Obligor under any Finance Document;
(b)

forward to a Party the original or a copy of any document which is delivered to the Security Agent for that Party by any other Party provided that, except where a Finance Document expressly provides otherwise, the Security Agent is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party; and

(c)

inform the Facility Agent of the occurrence of any Default or any default by a Debtor in the due performance of or compliance with its obligations under any Finance Document of which the Security Agent has received notice from any other party to this Agreement.

35.12	Excluded obligations

Notwithstanding anything to the contrary expressed or implied in the Finance Documents, the Security Agent shall not:

(a)	be bound to enquire as to (i) whether or not any Default has occurred or (ii) the performance, default or any breach by a Transaction Obligor of its obligations under any of the Finance Documents;
(b)	be bound to account to any other Party for any sum or the profit element of any sum received by it for its own account;
(c)

be bound to disclose to any other person (including but not limited to any Secured Party) (i) any confidential information or (ii) any other information if disclosure would, or might in its reasonable opinion, constitute a breach of any law or be a breach of fiduciary duty;

(d)	have or be deemed to have any relationship of trust or agency with, any Obligor.
35.13	Responsibility for documentation

None of the Security Agent, any Receiver nor any Delegate shall accept responsibility or be liable for:

(a)

the adequacy, accuracy or completeness of any information (whether oral or written) supplied by the Security Agent or any other person in or in connection with any Finance Document or the transactions contemplated in the Finance Documents, or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document;

(b)

the legality, validity, effectiveness, adequacy or enforceability of any Finance Document, the Security Property or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document or the Security Property;

(c)

any losses to any person or any liability arising as a result of taking or refraining from taking any action in relation to any of the Finance Documents, the Security Property or otherwise, whether in accordance with an instruction from the Facility Agent or otherwise unless directly caused by its gross negligence or wilful misconduct;

(d)

the exercise of, or the failure to exercise, any judgment, discretion or power given to it by or in connection with any of the Finance Documents, the Security Property or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with, the Finance Documents or the Security Property; or

(e)	any shortfall which arises on the enforcement or realisation of the Security Property.
35.14	Exclusion of liability
(a)

Without limiting Clause 35.15 (No proceedings), none of the Security Agent, any Receiver or any Delegate will be liable for any action taken by it or not taken by it under or in connection with any Finance Document or the Transaction Security, unless directly caused by its gross negligence or wilful misconduct.

(b)

The Security Agent will not be liable for any delay (or any related consequences) in crediting an account with an amount required under the Finance Documents to be paid by it if it has taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures of any recognised clearing or settlement system used by it for that purpose.

(c)

Nothing in this Agreement shall oblige the Security Agent to carry out any “know your customer” or other checks in relation to any person on behalf of any Lender and each Lender confirms to the Security Agent that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by the Security Agent.

35.15	No proceedings

No Party (other than the Security Agent, that Receiver or that Delegate) may take any proceedings against any officer, employee or agent of the Security Agent, a Receiver or a Delegate in respect of any claim it might have against the Security Agent, a Receiver or a Delegate or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Finance Document or any Security Property and any officer, employee or agent of the Security Agent, a Receiver or a Delegate may rely on this Clause subject to Clause 1.5 (Third party rights) and the provisions of the Third Parties Rights Act.

35.16	Lenders’ indemnity to the Security Agent

Each Lender shall (in proportion to its share of the Total Commitments or, if the Total Commitments are then zero, to its share of the Total Commitments immediately prior to their reduction to zero) indemnify the Security Agent and every Receiver and every Delegate, within three Business Days of demand, against any cost, loss or liability incurred by any of them (otherwise than by reason of the relevant Security Agent’s, Receiver’s or Delegate’s gross negligence or wilful misconduct) in acting as Security Agent, Receiver or Delegate under the Finance Documents (unless the relevant Security Agent, Receiver or Delegate has been reimbursed by a Transaction Obligor pursuant to a Finance Document).

35.17	Security Agent’s management time
(a)

Any amount payable to the Security Agent under Clause 16.6 (Indemnity to the Security Agent), Clause 18 (Costs and Expenses) and Clause 35.16 (Lenders’ indemnity to the Security Agent) shall include the cost of utilising the Security Agent’s management time or other resources and will be calculated on the basis of such reasonable daily or hourly rates as the Security Agent may notify to the Borrowers and the other Finance Parties, and is in addition to any fee paid or payable to the Security Agent under Clause 13 (Fees).

(b)	Without prejudice to paragraph (a) above, in the event of:
(i)	a Default;
(ii)

the Security Agent being requested by an Obligor or the Majority Lenders to undertake duties which the Security Agent and the Borrowers agree to be of an exceptional nature or outside the scope of the normal duties of the Security Agent under the Finance Documents; or

(iii)	the Security Agent and the Borrowers agreeing that it is otherwise appropriate in the circumstances,

the Borrowers shall pay to the Security Agent any additional remuneration (together with any applicable VAT) that may be agreed between them or determined pursuant to paragraph (c) below.

(c)

If the Security Agent and the Borrowers fail to agree upon the nature of the duties, or upon the additional remuneration referred to in paragraph (b) above or whether additional remuneration is appropriate in the circumstances, any dispute shall be determined by an investment bank (acting as an expert and not as an arbitrator) selected by the Security Agent and approved by the Borrowers or, failing approval, nominated (on the application of the Security Agent) by the President for the time being of the Law Society of England and Wales (the costs of the nomination and of the investment bank being payable by the Borrowers) and the determination of any investment bank shall be final and binding upon the Parties.

35.18	Own responsibility

Without affecting the responsibility of any Transaction Obligor for information supplied by it or on its behalf in connection with any Finance Document, each Secured Party confirms to the Security Agent that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with any Finance Document including but not limited to:

(a)	the financial condition, status and nature of each member of the Group;
(b)

the legality, validity, effectiveness, adequacy and enforceability of any Finance Document, the Security Property and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document or the Security Property;

(c)

whether that Secured Party has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under or in connection with any Finance Document, the Security Property, the transactions contemplated by the Finance Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document or the Security Property;

(d)

the adequacy, accuracy and/or completeness of any information provided by the Security Agent or by any other person under or in connection with any Finance Document, the transactions contemplated by any Finance Document or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document; and

(e)

the right or title of any person in or to, or the value or sufficiency of any part of the Charged Property, the priority of any of the Transaction Security or the existence of any Security affecting the Charged Property, and each Secured Party warrants to the Security Agent that it has not relied on and will not at any time rely on the Security Agent in respect of any of these matters.

35.19	No responsibility to perfect Transaction Security

The Security Agent shall not be liable for any failure to:

(a)	require the deposit with it of any deed or document certifying, representing or constituting the title of any Transaction Obligor to any of the Charged Property;

(b)	obtain any licence, consent or other authority for the execution, delivery, legality, validity, enforceability or admissibility in evidence of any of the Finance Documents or the Transaction Security;
(c)

register, file or record or otherwise protect any of the Transaction Security (or the priority of any of the Transaction Security) under any applicable laws in any jurisdiction or to give notice to any person of the execution of any of the Finance Documents or of the Transaction Security;

(d)

take, or to require any of the Transaction Obligors to take, any steps to perfect its title to any of the Charged Property or to render the Transaction Security effective or to secure the creation of any ancillary Security under the laws of any jurisdiction; or

(e)	require any further assurances in relation to any of the Finance Documents creating the Transaction Security.
35.20	Insurance by Security Agent
(a)

The Security Agent shall not be under any obligation to insure any of the Charged Property, to require any other person to maintain any insurance or to verify any obligation to arrange or maintain insurance contained in the Finance Documents. The Security Agent shall not be responsible for any loss which may be suffered by any person as a result of the lack of or inadequacy of any such insurance.

(b)

Where the Security Agent is named on any insurance policy as an insured party, it shall not be responsible for any loss which may be suffered by reason of, directly or indirectly, its failure to notify the insurers of any material fact relating to the risk assumed by such insurers or any other information of any kind, unless the Facility Agent shall have requested it to do so in writing and the Security Agent shall have failed to do so within 14 days after receipt of that request.

35.21	Custodians and nominees

The Security Agent may appoint and pay any person to act as a custodian or nominee on any terms in relation to any assets of the trust as the Security Agent may determine, including for the purpose of depositing with a custodian this Agreement or any document relating to the trust created under this Agreement and the Security Agent shall not be responsible for any loss, liability, expense, demand, cost, claim or proceedings incurred by reason of the misconduct, omission or default on the part of any person appointed by it under this Agreement or be bound to supervise the proceedings or acts of any person.

35.22	Acceptance of title

The Security Agent shall be entitled to accept without enquiry, and shall not be obliged to investigate, any right and title that any of the Transaction Obligors may have to any of the Charged Property and shall not be liable for or bound to require any Transaction Obligor to remedy any defect in its right or title.

35.23	Refrain from illegality

Notwithstanding anything to the contrary expressed or implied in the Finance Documents, the Security Agent may refrain from doing anything which in its opinion will or may be contrary to any relevant law, directive or regulation of any jurisdiction and the Security Agent may do anything which is, in its opinion, necessary to comply with any such law, directive or regulation.

35.24	Business with the Group

The Security Agent may accept deposits from, lend money to, and generally engage in any kind of banking or other business with, any member of the Group.

35.25	Winding up of trust

If the Security Agent, with the approval of the Facility Agent determines that (a) all of the Secured Liabilities and all other obligations secured by the Finance Documents creating the Transaction Security have been fully and finally discharged and (b) none of the Secured Parties is under any commitment, obligation or liability (actual or contingent) to make advances or provide other financial accommodation to any Obligor pursuant to the Finance Documents:

(a)

the trusts set out in this Agreement shall be wound up and the Security Agent shall release, without recourse or warranty, all of the Transaction Security and the rights of the Security Agent under each of the Finance Documents creating the Transaction Security; and

(b)	any Retiring Security Agent shall release, without recourse or warranty, all of its rights under each of the Finance Documents creating the Transaction Security.
35.26	Powers supplemental

The rights, powers and discretions conferred upon the Security Agent by this Agreement shall be supplemental to the Trustee Act 1925 and the Trustee Act 2000 and in addition to any which may be vested in the Security Agent by general law or otherwise.

35.27	Trustee division separate
(a)

In acting as trustee for the Secured Parties, the Security Agent shall be regarded as acting through its trustee division which shall be treated as a separate entity from any of its other divisions or departments.

(b)

If information is received by another division or department of the Security Agent, it may be treated as confidential to that division or department and the Security Agent shall not be deemed to have notice of it nor shall it be obliged to disclose such information to any Party.

35.28	Disapplication

In addition to its rights under or by virtue of this Agreement and the other Finance Documents, the Security Agent shall have all the rights conferred on a trustee by the Trustee Act 1925, the Trustee Delegation Act 1999, the Trustee Act 2000 and by general law or otherwise, provided that:

(a)	section 1 of the Trustee Act 2000 shall not apply to the duties of the Security Agent in relation to the trusts constituted by this Agreement and the other Finance Documents; and
(b)

where there are any inconsistencies between (i) the Trustee Acts 1925 and 2000 and (ii) the provisions of this Agreement and any other Finance Document, the provisions of this Agreement and any other Finance Document shall, to the extent allowed by law, prevail and, in the case of any inconsistency with the Trustee Act 2000, such provisions shall constitute a restriction or exclusion for the purposes of the Trustee Act 2000.

35.29	Full freedom to enter into transactions

Notwithstanding any rule of law or equity to the contrary, the Security Agent shall be absolutely entitled:

(a)

to enter into and arrange banking, derivative, investment and/or other transactions of every kind with or affecting any Transaction Obligor or any person who is party to, or referred to in, a Finance Document (including, but not limited to, any interest or currency swap or other transaction, whether related to this Agreement or not, and acting as syndicate agent and/or security agent for, and/or participating in, other facilities to such Transaction Obligor or any person who is party to, or referred to in, a Finance Document);

(b)	to deal in and enter into and arrange transactions relating to:
(i)	any securities issued or to be issued by any Transaction Obligor or any other person; or
(ii)	any options or other derivatives in connection with such securities; and
(c)

to provide advice or other services to any Borrower or any person who is a party to, or referred to in, a Finance Document, and, in particular, each Servicing Party shall be absolutely entitled, in proposing, evaluating, negotiating, entering into and arranging all such transactions and in connection with all other matters covered by paragraphs (a), (b) and (c) above, to use (subject only to insider dealing legislation) any information or opportunity, howsoever acquired by it, to pursue its own interests exclusively, to refrain from disclosing such dealings, transactions or other matters or any information acquired in connection with them and to retain for its sole benefit all profits and benefits derived from the dealings transactions or other matters.

35.30	Resignation of the Security Agent
(a)	The Security Agent may resign and appoint one of its affiliates as successor by giving notice to the Borrowers and each Finance Party.
(b)	Alternatively the Security Agent may resign by giving notice to the other Parties in which case the Majority Lenders may appoint a successor Security Agent.
(c)

If the Majority Lenders have not appointed a successor Security Agent in accordance with paragraph (b) above within 30 days after the notice of resignation was given, the Security Agent (after consultation with the Facility Agent) may appoint a successor Security Agent.

(d)

The retiring Security Agent (the “Retiring Security Agent”) shall, at its own cost, make available to the successor Security Agent such documents and records and provide such assistance as the successor Security Agent may reasonably request for the purposes of performing its functions as Security Agent under the Finance Documents.

(e)

The Security Agent’s resignation notice shall only take effect upon (i) the appointment of a successor and (ii) the transfer, by way of a document expressed as a deed, of all of the Security Property to that successor.

(f)

Upon the appointment of a successor, the Retiring Security Agent shall be discharged, by way of a document executed as a deed, from any further obligation in respect of the Finance Documents (other than its obligations under paragraph 35.25(b) of Clause 35.25 (Winding up of trust) and under paragraph (d) above) but shall, in respect of any act or omission by it whilst it was the Security Agent, remain entitled to the benefit of Clause 35 (The Security Agent), Clause 16.6 (Indemnity to the Security Agent), Clause 35.16 (Lenders’ indemnity to the Security Agent) and any other provisions of a Finance Document which are expressed to limit or exclude its liability in acting as Security Agent. Its successor and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if that successor had been an original Party.

(g)

The Majority Lenders may, by notice to the Security Agent, require it to resign in accordance with paragraph (b) above. In this event, the Security Agent shall resign in accordance with paragraph (b) above but the cost referred to in paragraph (d) above shall be for the account of the Borrowers.

(h)	The consent of any Borrower (or any other Obligor) is not required for an assignment or transfer of rights and/or obligations by the Security Agent.
35.31	Delegation
(a)

Each of the Security Agent, any Receiver and any Delegate may, at anytime, delegate by power of attorney or otherwise to any person for any period, all or any of the rights, powers and discretions vested in it by any of the Finance Documents.

(b)

That delegation may be made upon any terms and conditions (including the power to sub delegate) and subject to any restrictions that the Security Agent, that Receiver or that Delegate (as the case may be) may, in its discretion, think fit in the interests of the Secured Parties and it shall not be bound to supervise, or be in any way responsible for any loss incurred by reason of any misconduct or default on the part of any such delegate or sub delegate.

35.32	Additional Security Agents
(a)	The Security Agent may at any time appoint (and subsequently remove) any person to act as a separate trustee or as a co-trustee jointly with it:
(i)	if it considers that appointment to be in the interests of the Secured Parties; or
(ii)	for the purposes of conforming to any legal requirements, restrictions or conditions which the Security Agent deems to be relevant; or
(iii)	for obtaining or enforcing any judgment in any jurisdiction, and the Security Agent shall give prior notice to the Borrowers and the Facility Agent of that appointment.
(b)

Any person so appointed shall have the rights, powers and discretions (not exceeding those conferred on the Security Agent by this Agreement) and the duties and obligations that are conferred or imposed by the instrument of appointment.

(c)	The remuneration that the Security Agent may pay to that person, and any costs and expenses (together with any applicable VAT) incurred by that person in performing its functions pursuant to that appointment shall, for the purposes of this Agreement, be treated as costs and expenses incurred by the Security Agent.

36	CONDUCT OF BUSINESS BY THE FINANCE PARTIES

No provision of this Agreement will:

(a)	interfere with the right of any Finance Party to arrange its affairs (tax or otherwise) in whatever manner it thinks fit;
(b)	oblige any Finance Party to investigate or claim any credit, relief, remission or repayment available to it or the extent, order and manner of any claim; or
(c)	oblige any Finance Party to disclose any information relating to its affairs (tax or otherwise) or any computations in respect of Tax.
37	CONTRACTUAL RECOGNITION OF BAIL-IN

Notwithstanding any other term of any Finance Document or any other agreement, arrangement or understanding between the Parties, each Party acknowledges and accepts that any liability of any Party to any other Party under or in connection with the Finance Documents may be subject to Bail-In Action by the relevant Resolution Authority and acknowledges and accepts to be bound by the effect of:

(a)	any Bail-In Action in relation to any such liability, including (without limitation):
(i)	a reduction, in full or in part, in the principal amount, or outstanding amount due (including any accrued but unpaid interest) in respect of any such liability;
(ii)	a conversion of all, or part of, any such liability into shares or other instruments of ownership that may be issued to, or conferred on, it; and
(iii)	a cancellation of any such liability; and
(b)	a variation of any term of any Finance Document to the extent necessary to give effect to any Bail-In Action in relation to any such liability.
38	SHARING AMONG THE FINANCE PARTIES
38.1	Payments to Finance Parties

If a Finance Party (a “Recovering Finance Party”) receives or recovers any amount from an Obligor other than in accordance with Clause 39 (Payment Mechanics) (a “Recovered Amount”) and applies that amount to a payment due to it under the Finance Documents then:

(a)	the Recovering Finance Party shall, within three Business Days, notify details of the receipt or recovery, to the Facility Agent;
(b)

the Facility Agent shall determine whether the receipt or recovery is in excess of the amount the Recovering Finance Party would have been paid had the receipt or recovery been received or made by the Facility Agent and distributed in accordance with Clause 39 (Payment Mechanics), without taking account of any Tax which would be imposed on the Facility Agent in relation to the receipt, recovery or distribution; and

(c)

the Recovering Finance Party shall, within three Business Days of demand by the Facility Agent, pay to the Facility Agent an amount (the “Sharing Payment”) equal to such receipt or recovery less any amount which the Facility Agent determines may be retained by the Recovering Finance Party as its share of any payment to be made, in accordance with Clause 39.5 (Application of receipts; partial payments).

38.2	Redistribution of payments

The Facility Agent shall treat the Sharing Payment as if it had been paid by the relevant Obligor and distribute it among the Finance Parties (other than the Recovering Finance Party) (the “Sharing Finance Parties”) in accordance with Clause 39.5 (Application of receipts; partial payments); partial payments) towards the obligations of that Obligor to the Sharing Finance Parties.

38.3	Recovering Finance Party’s rights

On a distribution by the Facility Agent under Clause 38.2 (Redistribution of payments) of a payment received by a Recovering Finance Party from an Obligor, as between the relevant Obligor and the Recovering Finance Party, an amount of the Recovered Amount equal to the Sharing Payment will be treated as not having been paid by that Obligor.

38.4	Reversal of redistribution

If any part of the Sharing Payment received or recovered by a Recovering Finance Party becomes repayable and is repaid by that Recovering Finance Party, then:

(a)

each Sharing Finance Party shall, upon request of the Facility Agent, pay to the Facility Agent for the account of that Recovering Finance Party an amount equal to the appropriate part of its share of the Sharing Payment (together with an amount as is necessary to reimburse that Recovering Finance Party for its proportion of any interest on the Sharing Payment which that Recovering Finance Party is required to pay) (the “Redistributed Amount”); and

(b)	as between the relevant Obligor and each relevant Sharing Finance Party, an amount equal to the relevant Redistributed Amount will be treated as not having been paid by that Obligor.
38.5	Exceptions
(a)

This Clause 37 (Contractual recognition of bail-in) shall not apply to the extent that the Recovering Finance Party would not, after making any payment pursuant to this Clause, have a valid and enforceable claim against the relevant Obligor.

(b)

A Recovering Finance Party is not obliged to share with any other Finance Party any amount which the Recovering Finance Party has received or recovered as a result of taking legal or arbitration proceedings, if:

(i)	it notified that other Finance Party of the legal or arbitration proceedings; and
(ii)

that other Finance Party had an opportunity to participate in those legal or arbitration proceedings but did not do so as soon as reasonably practicable having received notice and did not take separate legal or arbitration proceedings.

SECTION 12

ADMINISTRATION

39	PAYMENT MECHANICS
39.1	Payments to the Facility Agent
(a)

On each date on which an Obligor or a Lender is required to make a payment under a Finance Document, that Obligor or Lender shall make an amount equal to such payment available to the Facility Agent (unless a contrary indication appears in a Finance Document) for value on the due date at the time and in such funds specified by the Facility Agent as being customary at the time for settlement of transactions in the relevant currency in the place of payment.

(b)	Payment shall be made to such account in the principal financial centre of the country of that currency and with such bank as the Facility Agent, in each case, specifies.
39.2	Distributions by the Facility Agent

Each payment received by the Facility Agent under the Finance Documents for another Party shall, subject to Clause 39.3 (Distributions to an Obligor) and Clause 39.4 (Clawback and pre-funding) be made available by the Facility Agent as soon as practicable after receipt to the Party entitled to receive payment in accordance with this Agreement (in the case of a Lender, for the account of its Facility Office), to such account as that Party may notify to the Facility Agent by not less than five Business Days’ notice with a bank specified by that Party in the principal financial centre of the country of that currency, as specified by that Party or, in the case of an advance of the Loan, to such account of such person as may be specified by the Borrowers in the Utilisation Request.

39.3	Distributions to an Obligor

The Facility Agent may (with the consent of the Obligor or in accordance with Clause 40 (Set-Off)) apply any amount received by it for that Obligor in or towards payment (on the date and in the currency and funds of receipt) of any amount due from that Obligor under the Finance Documents or in or towards purchase of any amount of any currency to be so applied.

39.4	Clawback and pre-funding
(a)

Where a sum is to be paid to the Facility Agent under the Finance Documents for another Party, the Facility Agent is not obliged to pay that sum to that other Party (or to enter into or perform any related exchange contract) until it has been able to establish to its satisfaction that it has actually received that sum.

(b)

Unless paragraph (c) below applies, if the Facility Agent pays an amount to another Party and it proves to be the case that the Facility Agent had not actually received that amount, then the Party to whom that amount (or the proceeds of any related exchange contract) was paid by the Facility Agent shall on demand refund the same to the Facility Agent together with interest on that amount from the date of payment to the date of receipt by the Facility Agent, calculated by the Facility Agent to reflect its cost of funds.

(c)	If the Facility Agent is willing to make available amounts for the account of the Borrowers before receiving funds from the Lenders then if and to the extent that the Facility Agent does so but it proves to be the case that it does not then receive funds from a Lender in respect of a sum which it paid to the Borrowers:

(i)	the Borrowers shall on demand refund it to the Facility Agent; and
(ii)

the Lender by whom those funds should have been made available or, if the Lender fails to do so, the Borrowers to whom that sum was made available, shall on demand pay to the Facility Agent the amount (as certified by the Facility Agent) which will indemnify the Facility Agent against any funding cost incurred by it as a result of paying out that sum before receiving those funds from that Lender.

39.5	Application of receipts; partial payments
(a)

Subject to paragraph (b) below and except as any Finance Document may otherwise provide, any payment that is received or recovered by any Finance Party under, in connection with, or pursuant to any Finance Document shall be paid to the Facility Agent which shall apply the same in the following order:

(i)	first, in or towards payment of any amounts then due and payable under any of the Finance Documents (not including any Hedging Agreement);
(ii)

secondly, in retention by the Security Agent of an amount equal to any amount not then payable under any Finance Document (not including any Hedging Agreement) but which the Facility Agent, by notice to the Borrowers and the other Finance Parties, states in its opinion will or may become payable in the future and, upon those amounts becoming due and payable, in or towards satisfaction of them;

(iii)	thirdly, in or towards payment of any amounts then due and payable under any Hedging Agreement;
(iv)

fourthly, in retention by the Security Agent of an amount equal to any amount not then payable under any Hedging Agreement but which the Facility Agent, by notice to the Borrowers and the other Finance Parties, states in its opinion will or may become payable in the future and, upon those amounts becoming due and payable, in or towards satisfaction of them; and

(v)	fifthly, any surplus shall be paid to the Borrowers or to any other person who appears to be entitled to it.
(b)

If the Facility Agent receives a payment that is insufficient to discharge all the amounts then due and payable by an Obligor under the Finance Documents, the Facility Agent shall apply that payment towards the obligations of that Obligor under the Finance Documents in the following order:

(i)

first, in or towards payment pro rata of any unpaid fees, costs and expenses of, and any other amounts owing to, the Facility Agent, the Security Agent, any Receiver and any Delegate under the Finance Documents (not including any Hedging Agreement);

(ii)	secondly, in or towards payment of any accrued interest and fees due but unpaid to the Lenders under this Agreement;
(iii)	thirdly, in or towards payment of any principal due but unpaid to the Lenders under this Agreement;

(iv)	fourthly, in or towards payment pro rata of any other sum due to any Finance Party but unpaid under the Finance Documents (not including any Hedging Agreement);
(v)	fifthly, in or towards payment pro rata of any unpaid fees, costs and expenses of, and any other amounts owing to any Hedge Counterparty under any Hedging Agreement;
(vi)	sixthly, in or towards payment of any periodical payments (not being payments as a result of termination or closing out) due but unpaid to the Hedge Counterparties under the Hedging Agreements; and
(vii)	seventhly, in or towards payment of any payments as a result of termination or closing out due but unpaid to the Hedge Counterparties under the Hedging Agreements.
(c)

The Facility Agent shall, if so directed by the Majority Lenders and the Hedge Counterparties, vary, or instruct the Security Agent to vary (as applicable), the order set out in paragraphs (b)(ii) to (b)(vii) above.

(d)	Paragraphs (a), (b) and (c) above will override any appropriation made by an Obligor.
39.6	No set-off by Obligors
(a)	All payments to be made by an Obligor under the Finance Documents shall be calculated and be made without (and free and clear of any deduction for) set-off or counterclaim.
(b)	Paragraph (a) above shall not affect the operation of any payment or close-out netting in respect of any amounts owing under any Hedging Agreement.
39.7	Business Days
(a)

Any payment which is due to be made on a day that is not a Business Day shall be made on the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

(b)	During any extension of the due date for payment of any principal or an Unpaid Sum under this Agreement interest is payable on the principal or Unpaid Sum at the rate payable on the original due date.
39.8	Currency of account
(a)	Subject to paragraphs (b) and (c) below, dollars is the currency of account and payment for any sum due from an Obligor under any Finance Document.
(b)	Each payment in respect of costs, expenses or Taxes shall be made in the currency in which the costs, expenses or Taxes are incurred.
(c)	Any amount expressed to be payable in a currency other than dollars shall be paid in that other currency.
39.9	Change of currency
(a)	Unless otherwise prohibited by law, if more than one currency or currency unit are at the same time recognised by the central bank of any country as the lawful currency of that country, then:

(i)

any reference in the Finance Documents to, and any obligations arising under the Finance Documents in, the currency of that country shall be translated into, or paid in, the currency or currency unit of that country designated by the Facility Agent (after consultation with the Borrowers); and

(ii)

any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the Facility Agent (acting reasonably).

(b)

If a change in any currency of a country occurs, this Agreement will, to the extent the Facility Agent (acting reasonably and after consultation with the Borrowers) specifies to be necessary, be amended to comply with any generally accepted conventions and market practice in the Relevant Interbank Market and otherwise to reflect the change in currency.

39.10	Currency Conversion
(a)

For the purpose of, or pending any payment to be made by any Servicing Party under any Finance Document, such Servicing Party may convert any moneys received or recovered by it from one currency to another, at a market rate of exchange.

(b)	The obligations of any Obligor to pay in the due currency shall only be satisfied to the extent of the amount of the due currency purchased after deducting the costs of conversion.
39.11	Disruption to Payment Systems etc.

If either the Facility Agent determines (in its discretion) that a Disruption Event has occurred or the Facility Agent is notified by a Borrower that a Disruption Event has occurred:

(a)

the Facility Agent may, and shall if requested to do so by a Borrower, consult with the Borrowers with a view to agreeing with the Borrowers such changes to the operation or administration of the Facilities as the Facility Agent may deem necessary in the circumstances;

(b)

the Facility Agent shall not be obliged to consult with the Borrowers in relation to any changes mentioned in paragraph (a) above if, in its opinion, it is not practicable to do so in the circumstances and, in any event, shall have no obligation to agree to such changes;

(c)

the Facility Agent may consult with the Finance Parties in relation to any changes mentioned in paragraph (a) above but shall not be obliged to do so if, in its opinion, it is not practicable to do so in the circumstances;

(d)

any such changes agreed upon by the Facility Agent and the Borrowers shall (whether or not it is finally determined that a Disruption Event has occurred) be binding upon the Parties as an amendment to (or, as the case may be, waiver of) the terms of the Finance Documents notwithstanding the provisions of Clause 46 (Amendments and Waivers);

(e)

the Facility Agent shall not be liable for any damages, costs or losses to any person, any diminution in value or any liability whatsoever (including, without limitation for negligence, gross negligence or any other category of liability whatsoever but not including any claim based on the fraud of the Facility Agent) arising as a result of its taking, or failing to take, any actions pursuant to or in connection with this Clause 39.11 (Disruption to Payment Systems etc.); and

(f)	the Facility Agent shall notify the Finance Parties of all changes agreed pursuant to paragraph (d) above.
40	SET-OFF

A Finance Party may set off any obligation due from an Obligor under the Finance Documents (to the extent beneficially owned by that Finance Party) against any matured obligation owed by that Finance Party to that Obligor, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Finance Party may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off.

41	NOTICES
41.1	Communications in writing

Any communication to be made under or in connection with the Finance Documents shall be made in writing and, unless otherwise stated, may be made by fax or letter.

41.2	Addresses

The address and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with the Finance Documents are:

(a)	in the case of the Borrowers, that specified in Schedule 1 (The Parties);
(b)

in the case of each Lender, each Hedge Counterparty or any other Obligor, that specified in Schedule 1 (The Parties) or, if it becomes a Party after the date of this Agreement, that notified in writing to the Facility Agent on or before the date on which it becomes a Party;

(c)	in the case of the Facility Agent, that specified in Schedule 1 (The Parties); and
(d)

in the case of the Security Agent, that specified in Schedule 1 (The Parties), or any substitute address, fax number or department or officer as the Party may notify to the Facility Agent (or the Facility Agent may notify to the other Parties, if a change is made by the Facility Agent) by not less than five Business Days’ notice.

41.3	Delivery
(a)	Any communication or document made or delivered by one person to another under or in connection with the Finance Documents will only be effective:
(i)	if by way of fax, when received in legible form; or
(ii)

if by way of letter, when it has been left at the relevant address or five Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address, and, if a particular department or officer is specified as part of its address details provided under Clause 41.2 (Addresses), if addressed to that department or officer.

(b)

Any communication or document to be made or delivered to a Servicing Party will be effective only when actually received by that Servicing Party and then only if it is expressly marked for the attention of the department or officer of that Servicing Party specified in Schedule 1 (The Parties) (or any substitute department or officer as that Servicing Party shall specify for this purpose).

(c)	All notices from or to an Obligor shall be sent through the Facility Agent unless otherwise specified in any Finance Document.
(d)	Any communication or document made or delivered to the Borrowers in accordance with this Clause will be deemed to have been made or delivered to each of the Obligors.
(e)

Any communication or document which becomes effective, in accordance with paragraphs (a) to (d) above, after 5.00 p.m. in the place of receipt shall be deemed only to become effective on the following day.

41.4	Notification of address and fax number

Promptly upon receipt of notification of an address and fax number or change of address or fax number pursuant to Clause 41.2 (Addresses) or changing its own address or fax number, the Facility Agent shall notify the other Parties.

41.5	Electronic communication
(a)

Any communication to be made between any two Parties under or in connection with the Finance Documents may be made by electronic mail or other electronic means, to the extent that those two Parties agree that, unless and until notified to the contrary, this is to be an accepted form of communication and if those two Parties:

(i)	notify each other in writing of their electronic mail address and/or any other information required to enable the sending and receipt of information by that means; and
(ii)	notify each other of any change to their address or any other such information supplied by them by not less than five Business Days’ notice.
(b)

Any electronic communication made between those two Parties will be effective only when actually received in readable form and in the case of any electronic communication made by a Party to the Facility Agent only if it is addressed in such a manner as the Facility Agent shall specify for this purpose.

(c)	Any electronic communication which becomes effective, in accordance with paragraph (b) above, after 5.00 p.m. in the place of receipt shall be deemed only to become effective on the following day.
(d)

All Finance Parties confirm that they have consented to the use of the Facility Agent’s Debtdomain systems as an accepted method of communication under or in connection with the Finance Documents and agree that the Debtdomain system (or another electronic collaborative website) will be the primary method of communication between the Facility Agent and the other Finance Parties. The Finance Parties acknowledge that a communication via Debtdomain (or such other electronic collaborative website) will be effective once the communication is posted (in a readable form) to Debtdomain (or such other electronic collaborative website) by the Facility Agent.

41.6	English language
(a)	Any notice given under or in connection with any Finance Document must be in English.
(b)	All other documents provided under or in connection with any Finance Document must be:
(i)	in English; or
(ii)

if not in English, and if so required by the Facility Agent, accompanied by a certified English translation prepared by a translator approved by the Facility Agent and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document.

41.7	Hedging Agreement

Notwithstanding anything in Clause 1.1 (Definitions), references to the Finance Documents or a Finance Document in this clause do not include any Hedging Agreement entered into by the Borrowers with the Hedge Counterparty in connection with the Facilities.

42	CALCULATIONS AND CERTIFICATES
42.1	Accounts

In any litigation or arbitration proceedings arising out of or in connection with a Finance Document, the entries made in the accounts maintained by a Finance Party are prima facie evidence of the matters to which they relate.

42.2	Certificates and determinations

Any certification or determination by a Finance Party of a rate or amount under any Finance Document is, in the absence of manifest error, conclusive evidence of the matters to which it relates.

42.3	Day count convention and interest calculation
(a)	Any interest, commission or fee accruing under a Finance Document will accrue from day to day and the amount of any such interest, commission or fee is calculated:
(i)	on the basis of the actual number of days elapsed and a year of 360 days or, in any case where the practice in the Relevant Market differs, in accordance with that market practice; and
(ii)	subject to paragraph (b) below, without rounding.
(b)	The aggregate amount of any accrued interest, commission or fee which is, or becomes, payable by an Obligor under a Finance Document shall be rounded to two decimal places.
42.4	Partial Invalidity

If, at any time, any provision of the Finance Documents is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions under the law of that jurisdiction nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

43	REMEDIES AND WAIVERS

No failure to exercise, nor any delay in exercising, on the part of any Secured Party, any right or remedy under the Finance Documents shall operate as a waiver of any such right or remedy or constitute an election to affirm any of the Finance Documents. No election to affirm any of the Finance Documents on the part of a Secured Party shall be effective unless it is in writing. No single or partial exercise of any right or remedy shall prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.

44	SETTLEMENT OR DISCHARGE CONDITIONAL

Any settlement or discharge under any Finance Document between any Finance Party and any Obligor shall be conditional upon no security or payment to any Finance Party by any Obligor or any other person being set aside, adjusted or ordered to be repaid, whether under any insolvency law or otherwise.

45	IRREVOCABLE PAYMENT

If the Facility Agent considers that an amount paid or discharged by, or on behalf of, an Obligor or by any other person in purported payment or discharge of an obligation of that Obligor to a Finance Party under the Finance Documents is capable of being avoided or otherwise set aside on the liquidation or administration of that Obligor or otherwise, then that amount shall not be considered to have been unconditionally and irrevocably paid or discharged for the purposes of the Finance Documents.

46	AMENDMENTS AND WAIVERS
46.1	Required consents
(a)

Subject to Clause 46.2 (All Lender matters) and Clause 46.3 (Other exceptions) any term of the Finance Documents may be amended or waived only with the consent of the Majority Lenders and, in the case of an amendment, the Obligors and any such amendment or waiver will be binding on all Parties.

(b)	The Facility Agent may effect, on behalf of any Finance Party, any amendment or waiver permitted by this Clause 46 (Amendments and Waivers).
(c)

Without prejudice to the generality of Clause 34.7 (Rights and discretions of the Facility Agent) and Clause 35.10 (Security Agent’s discretions), the Facility Agent may engage, pay for and rely on the services of lawyers in determining the consent level required for and effecting any amendment, waiver or consent under this Agreement.

46.2	All Lender matters

Subject to Clause 46.4 (Changes to reference rates), an amendment of or waiver or consent in relation to any term of any Finance Document that has the effect of changing or which relates to:

(a)	the definition of “Majority Lenders”, “Relevant Person”, “Restricted Party”, “Sanctions Authority”, “Sanctions Event” “Sanctions Laws” or “Sanctions List” in Clause 1.1 (Definitions);
(b)

a postponement to or extension of the date of payment of any amount under the Finance Documents (other than in relation to Clause 8.4 (Voluntary prepayment of Loan) in respect of a prepayment made pursuant to Clause 29.2 (Provision of additional security; prepayment), Clause 8.6 (Mandatory prepayment on sale or Total Loss) or Clause 8.7 (Mandatory prepayment of Hedging Payment Proceeds);

(c)	a reduction in the Margin or the amount of any payment of principal, interest, fees or commission payable;
(d)	a change in currency of payment of any amount under the Finance Documents;
(e)

an increase in any Commitment or the Total Commitments, an extension of any Availability Period or any requirement that a cancellation of Commitments reduces the Commitments rateably under the Facility;

(f)	a change to any Obligor;
(g)	any provision which expressly requires the consent of all the Lenders;
(h)	this Clause 46 (Amendments and Waivers);
(i)

any change to the preamble (Background), Clause 2 (The Facilities), Clause 3 (Purpose), Clause 5 (Utilisation), Clause 10 (Interest), Clause 23.34 (Sanctions), Clause 26.22 (Sanctions and use of proceeds), Clause 26.23 (Information: sanctions), Clause 30 (Application of Earnings), Clause 31.10 (Ownership of the Obligors), Clause 32 (Changes to the Lenders), Clause 50 (Governing Law) or Clause 51 (Enforcement);

(j)

any release of, or material variation to, any Transaction Security, guarantee, indemnity or subordination arrangement set out in a Finance Document (except in the case of a release of Transaction Security as it relates to the disposal of an asset which is the subject of the Transaction Security and where such disposal is expressly permitted by the Majority Lenders or otherwise under a Finance Document);

(k)	(other than as expressly permitted by the provisions of any Finance Document), the nature or scope of:
(i)

the guarantees and indemnities granted under Clause 19 (Guarantee and Indemnity – Guarantors) or Clause 22 (Guarantee and Indemnity – Hedge Guarantors) and the joint and several liability of the Guarantors under Clause 20 (Joint and Several Liability of the Guarantors) and Clause 21 (Joint and Several Liability of the Borrowers);

(ii)	the Charged Property; or
(iii)

the manner in which the proceeds of enforcement of the Transaction Security are distributed, (except in the case of paragraphs (ii) and (iii) above, insofar as it relates to a sale or disposal of an asset which is the subject of the Transaction Security where such sale or disposal is expressly permitted under this Agreement or any other Finance Document);

(l)

the release of the guarantees and indemnities granted under Clause 19 (Guarantee and Indemnity – Guarantors) or of any Transaction Security unless permitted under this Agreement or another Finance Document or relating to a sale or disposal of an asset which is the subject of the Transaction Security where such sale or disposal is expressly permitted under this Agreement or any other Finance Document, shall not be made, or given, without the prior consent of all the Lenders.

46.3	Other exceptions
(a)

An amendment or waiver which relates to the rights or obligations of a Servicing Party, either Mandated Lead Arranger or the Documentation Agent (each in their capacity as such) may not be effected without the consent of that Servicing Party or, as the case may be, that Mandated Lead Arranger or the Documentation Agent.

(b)	An amendment or waiver which relates to the rights or obligations of a Hedge Counterparty (in its capacity as such) may not be effected without the consent of that Hedge Counterparty.
(c)	The Borrowers and the Facility Agent, either Mandated Lead Arranger, the Security Agent or the Documentation Agent, as applicable, may amend or waive a term of a Fee Letter to which they are party.
(d)

If any Lender fails to respond to a request for a consent, waiver, amendment of or in relation to any of the terms of any Finance Document or other vote of Lenders under the terms of this Agreement within 10 Business Days of such request (unless the Borrowers and the Facility Agent agree to a longer time period in relation to any request), (i) its Commitment shall not be included for the purpose of calculating the Total Commitments under the relevant Facility when ascertaining whether any relevant percentage (including for the avoidance of doubt, unanimity) of Total Commitments has been obtained to approve that request and (ii) its status as a Lender shall be disregarded for the purpose of ascertaining whether the agreement of any specified group of Lenders has been obtained to approve that request.

46.4	Changes to reference rates
(a)	Subject to Clause 46.3 (Other exceptions), any amendment or waiver which relates to:
(i)	providing for the use of a Replacement Reference Rate; and

(ii)

(A)	aligning any provision of any Finance Document to the use of that Replacement Reference Rate;
(B)

enabling that Replacement Reference Rate to be used for the calculation of interest under this Agreement (including, without limitation, any consequential changes required to enable that Replacement Reference Rate to be used for the purposes of this Agreement);

(C)	implementing market conventions applicable to that Replacement Reference Rate;
(D)	providing for appropriate fallback (and market disruption) provisions for that Replacement Reference Rate; or

(E)

adjusting the pricing to reduce or eliminate, to the extent reasonably practicable, any transfer of economic value from one Party to another as a result of the application of that Replacement Reference Rate (and if any adjustment or method for calculating any adjustment has been formally designated, nominated or recommended by the Relevant Nominating Body, the adjustment shall be determined on the basis of that designation, nomination or recommendation), may be made with the consent of the Facility Agent (acting on the instructions of the Majority Lenders) and the Borrowers.

(b)

An amendment or waiver that relates to, or has the effect of, aligning the means of calculation of interest on a Compounded Rate Loan under this Agreement to any recommendation of a Relevant Nominating Body which:

(i)	relates to the use of the RFR on a compounded basis in the international or any relevant domestic syndicated loan markets; and
(ii)	is issued on or after the date of this Agreement, may be made with the consent of the Facility Agent (acting on the instructions of the Majority Lenders) and the Borrower.
(c)

If any Lender fails to respond to a request for an amendment or waiver described in paragraph (a) or (b) above within 20 Business Days (or such longer time period in relation to any request which the Borrowers and the Facility Agent may agree) of that request being made:

(i)

its Commitment or its participation in the Loan (as the case may be) shall not be included for the purpose of calculating the Total Commitments or the amount of the Loan (as applicable) when ascertaining whether any relevant percentage of Total Commitments or the aggregate of participations in the Loan (as applicable) has been obtained to approve that request; and

(ii)	its status as a Lender shall be disregarded for the purpose of ascertaining whether the agreement of any specified group of Lenders has been obtained to approve that request.
(d)	In this Clause 46.4 (Changes to reference rates):

“Published Rate” means:

(a)	the RFR; or
(b)	Term SOFR for any Quoted Tenor.

“Relevant Nominating Body” means any applicable central bank, regulator or other supervisory authority or a group of them, or any working group or committee sponsored or chaired by, or constituted at the request of, any of them or the Financial Stability Board.

“Replacement Reference Rate” means a reference rate which is:

(a)	formally designated, nominated or recommended as the replacement for a Published Rate by:

(i)	the administrator of that Published Rate (provided that the market or economic reality that such reference rate measures is the same as that measured by that Published Rate); or
(ii)

any Relevant Nominating Body, and if replacements have, at the relevant time, been formally designated, nominated or recommended under both paragraphs, the “Replacement Reference Rate” will be the replacement under sub-paragraph (ii) above;

(b)

in the opinion of the Majority Lenders and the Borrower, generally accepted in the international or any relevant domestic syndicated loan markets as the appropriate successor or alternative to a Published Rate; or

(c)	in the opinion of the Majority Lenders and the Borrower, an appropriate successor or alternative to a Published Rate.
46.5	Obligor Intent

Without prejudice to the generality of Clauses 1.2 (Construction) and 19.4 (Waiver of defences), each Obligor expressly confirms that it intends that any guarantee contained in this Agreement or any other Finance Document and any Security created by any Finance Document shall extend from time to time to any (however fundamental) variation, increase, extension or addition of or to any of the Finance Documents and/or any facility or amount made available under any of the Finance Documents for the purposes of or in connection with any of the following: business acquisitions of any nature; increasing working capital; enabling investor distributions to be made; carrying out restructurings; refinancing existing facilities; refinancing any other indebtedness; making facilities available to new borrowers; any other variation or extension of the purposes for which any such facility or amount might be made available from time to time; and any fees, costs and/or expenses associated with any of the foregoing.

47	CONFIDENTIALITY
47.1	Confidential Information

Each Finance Party agrees to keep all Confidential Information confidential and not to disclose it to anyone, save to the extent permitted by Clause 47.2 (Disclosure of Confidential Information) and Clause 47.4 (Disclosure to numbering service providers) and to ensure that all Confidential Information is protected with security measures and a degree of care that would apply to its own confidential information.

47.2	Disclosure of Confidential Information

Any Finance Party may disclose:

(a)

to any of its Affiliates and Related Funds and any of its or their officers, directors, employees, professional advisers, insurers, insurance advisors, insurance brokers, auditors, partners and Representatives such Confidential Information as that Finance Party shall consider appropriate if any person to whom the Confidential Information is to be given pursuant to this paragraph (a) is informed in writing of its confidential nature and that some or all of such Confidential Information may be price-sensitive information except that there shall be no such requirement to so inform if the recipient is subject to professional obligations to maintain the confidentiality of the information or is otherwise bound by requirements of confidentiality in relation to the Confidential Information;

(b)	to any person:
(i)

to (or through) whom it assigns or transfers (or may potentially assign or transfer) all or any of its rights and/or obligations under one or more Finance Documents or which succeeds (or which may potentially succeed) it as Facility Agent or Security Agent and, in each case, to any of that person’s Affiliates, Related Funds, Representatives and professional advisers;

(ii)

with (or through) whom it enters into (or may potentially enter into), whether directly or indirectly, any sub-participation in relation to, or any other transaction under which payments are to be made or may be made by reference to, one or more Finance Documents and/or one or more Obligors and to any of that person’s Affiliates, Related Funds, Representatives and professional advisers;

(iii)

appointed by any Finance Party or by a person to whom paragraph 47.2(b)(i) or 47.2(b)(ii) above applies to receive communications, notices, information or documents delivered pursuant to the Finance Documents on its behalf (including, without limitation, any person appointed under paragraph 34.14(c) of Clause 34.14 (Relationship with the Lenders));

(iv)	who invests in or otherwise finances (or may potentially invest in or otherwise finance), directly or indirectly, any transaction referred to in paragraph 47.2(b)(i) or 47.2(b)(i) above;
(v)

to whom information is required or requested to be disclosed by any court of competent jurisdiction, any Sanctions Authority or any governmental, banking, taxation or other regulatory authority or similar body, the rules of any relevant stock exchange or pursuant to any applicable law or regulation;

(vi)	to whom information is required to be disclosed in connection with, and for the purposes of, any litigation, arbitrations, administrative or other investigations, proceedings or disputes;
(vii)	to whom or for whose benefit that Finance Party charges, assigns or otherwise creates Security (or may do so) pursuant to Clause 32.8 (Security over Lenders’ rights);
(viii)	who is a Party, a member of the Group or any related entity of an Obligor;
(ix)

which is a classification society or other entity which a Lender has engaged to make the calculations necessary to enable that Lender to comply with its reporting obligations under the Poseidon Principles;

(x)	as a result of the registration of any Finance Document as contemplated by any Finance Document or any legal opinion obtained in connection with any Finance Document; or
(xi)	with the consent of the Parent Guarantor; in each case, such Confidential Information as that Finance Party shall consider appropriate if:

(A)

in relation to paragraphs 47.2(b)(i), 47.2(b)(i) and 47.2(b)(ii) above, the person to whom the Confidential Information is to be given has entered into a Confidentiality Undertaking except that there shall be no requirement for a Confidentiality Undertaking if the recipient is a professional adviser and is subject to professional obligations to maintain the confidentiality of the Confidential Information;

(B)

in relation to paragraph 47.2(b)(iv) above, the person to whom the Confidential Information is to be given has entered into a Confidentiality Undertaking or is otherwise bound by requirements of confidentiality in relation to the Confidential Information they receive and is informed that some or all of such Confidential Information may be price-sensitive information;

(C)

in relation to paragraphs 47.2(b)(v), 47.2(b)(vi), and 47.2(b)(vii) above, the person to whom the Confidential Information is to be given is informed of its confidential nature and that some or all of such Confidential Information may be price-sensitive information except that there shall be no requirement to so inform if, in the opinion of that Finance Party, it is not practicable so to do in the circumstances;

(c)

to any person appointed by that Finance Party or by a person to whom paragraph 47.2(b)(i) or 47.2(b)(ii) above applies to provide administration or settlement services in respect of one or more of the Finance Documents including without limitation, in relation to the trading of participations in respect of the Finance Documents, such Confidential Information as may be required to be disclosed to enable such service provider to provide any of the services referred to in this paragraph 47.2(c) if the service provider to whom the Confidential Information is to be given has entered in to a confidentiality agreement substantially in the form of the LMA Master Confidentiality Undertaking for Use With Administration/Settlement Service Providers or such other form of confidentiality undertaking agreed between the Borrowers and the relevant Finance Party;

(d)

to any rating agency (including its professional advisers) such Confidential Information as may be required to be disclosed to enable such rating agency to carry out its normal rating activities in relation to the Finance Documents and/or the Obligors;

(e)	to the U.S. Securities and Exchange Commissioning (the “SEC”) such Confidential Information as may be required to be disclosed to the SEC.
47.3	DAC6

Nothing in any Finance Document shall prevent disclosure of any Confidential Information or other matter to the extent that preventing that disclosure would otherwise cause any transaction contemplated by the Finance Documents or any transaction carried out in connection with any transaction contemplated by the Finance Documents to become an arrangement described in Part II A 1 of Annex IV of Directive 2011/16/EU.

47.4	Disclosure to numbering service providers
(a)

Any Finance Party may disclose to any national or international numbering service provider appointed by that Finance Party to provide identification numbering services in respect of this Agreement, the Facilities and/or one or more Obligors the following information:

(i)	names of Obligors;
(ii)	country of domicile of Obligors;
(iii)	place of incorporation of Obligors;
(iv)	date of this Agreement;
(v)	Clause 50 (Governing law);
(vi)	the names of the Facility Agent, each Mandated Lead Arranger and the Documentation Agent;
(vii)	date of each amendment and restatement of this Agreement;
(viii)	amounts of, and names of, the Facilities;
(ix)	amount of Total Commitments;
(x)	currency of the Facilities;
(xi)	type of Facilities;
(xii)	ranking of Facilities;
(xiii)	Termination Date for Facilities;
(xiv)	changes to any of the information previously supplied pursuant to paragraphs (i) to (xiii) above; and
(xv)	such other information agreed between such Finance Party and the Borrowers, to enable such numbering service provider to provide its usual syndicated loan numbering identification services.
(b)

The Parties acknowledge and agree that each identification number assigned to this Agreement, the Facilities and/or one or more Obligors by a numbering service provider and the information associated with each such number may be disclosed to users of its services in accordance with the standard terms and conditions of that numbering service provider.

(c)	Each Obligor represents that none of the information set out in paragraphs (a)(i) to (a)(xv) above is, nor will at any time be, unpublished price-sensitive information.
(d)	The Facility Agent shall notify each Obligor and the other Finance Parties of:
(i)	the name of any numbering service provider appointed by the Facility Agent in respect of this Agreement, the Facilities and/or one or more Obligors; and
(ii)	the number or, as the case may be, numbers assigned to this Agreement, the Facilities and/or one or more Obligors by such numbering service provider.

47.5	Entire agreement

This Clause 47 (Confidentiality) constitutes the entire agreement between the Parties in relation to the obligations of the Finance Parties under the Finance Documents regarding Confidential Information and supersedes any previous agreement, whether express or implied, regarding Confidential Information.

47.6	Inside information

Each of the Finance Parties acknowledges that some or all of the Confidential Information is or may be price-sensitive information and that the use of such information may be regulated or prohibited by applicable legislation including securities law relating to insider dealing and market abuse and each of the Finance Parties undertakes not to use any Confidential Information for any unlawful purpose.

47.7	Notification of disclosure

Each of the Finance Parties agrees (to the extent permitted by law and regulation) to inform the Borrowers:

(a)

of the circumstances of any disclosure of Confidential Information made pursuant to paragraph 47.2(b)(v) of Clause 47.2 (Disclosure of Confidential Information) except where such disclosure is made to any of the persons referred to in that paragraph during the ordinary course of its supervisory or regulatory function; and

(b)	upon becoming aware that Confidential Information has been disclosed in breach of this Clause 47 (Confidentiality).
47.8	Continuing obligations

The obligations in this 47 (Confidentiality) are continuing and, in particular, shall survive and remain binding on each Finance Party for a period of 12 months from the earlier of:

(a)	the date on which all amounts payable by the Obligors under or in connection with this Agreement have been paid in full and all Commitments have been cancelled or otherwise cease to be available; and
(b)	the date on which such Finance Party otherwise ceases to be a Finance Party.
48	CONFIDENTIALITY OF FUNDING RATES
48.1	Confidentiality and disclosure
(a)	The Facility Agent and each Obligor agree to keep each Funding Rate confidential and not to disclose it to anyone, save to the extent permitted by paragraphs (b) and (c) below.
(b)	The Facility Agent may disclose:
(i)	any Funding Rate to the Borrowers pursuant to Clause 10.5 (Notification of rates of interest); and
(ii)	any Funding Rate to any person appointed by it to provide administration services in respect of one or more of the Finance Documents to the extent necessary to enable such service provider to provide those services if the service provider to whom that information is to be given has entered into a confidentiality agreement substantially in the form of the LMA Master Confidentiality Undertaking for Use With Administration/Settlement Service Providers or such other form of confidentiality undertaking agreed between the Facility Agent and the relevant Lender.

(c)	The Facility Agent and each Obligor may disclose any Funding Rate to:
(i)

any of its Affiliates and any of its or their officers, directors, employees, professional advisers, auditors, partners and Representatives if any person to whom that Funding Rate is to be given pursuant to this sub-paragraph (i) is informed in writing of its confidential nature and that it may be price sensitive information except that there shall be no such requirement to so inform if the recipient is subject to professional obligations to maintain the confidentiality of that Funding Rate or is otherwise bound by requirements of confidentiality in relation to it;

(ii)

any person to whom information is required or requested to be disclosed by any court of competent jurisdiction or any governmental, banking, taxation or other regulatory authority or similar body, the rules of any relevant stock exchange or pursuant to any applicable law or regulation if the person to whom that Funding Rate is to be given is informed in writing of its confidential nature and that it may be price sensitive information except that there shall be no requirement to so inform if, in the opinion of the Facility Agent or the relevant Obligor, as the case may be, it is not practicable to do so in the circumstances;

(iii)

any person to whom information is required to be disclosed in connection with, and for the purposes of, any litigation, arbitration, administrative or other investigations, proceedings or disputes if the person to whom that Funding Rate is to be given is informed in writing of its confidential nature and that it may be price sensitive information except that there shall be no requirement to so inform if, in the opinion of the Facility Agent or the relevant Obligor, as the case may be, it is not practicable to do so in the circumstances; and

(iv)	any person with the consent of the relevant Lender.
48.2	Related obligations
(a)

The Facility Agent and each Obligor acknowledge that each Funding Rate is or may be price sensitive information and that its use may be regulated or prohibited by applicable legislation including securities law relating to insider dealing and market abuse and the Facility Agent and each Obligor undertake not to use any Funding Rate for any unlawful purpose.

(b)	The Facility Agent and each Obligor agree (to the extent permitted by law and regulation) to inform the relevant Lender:
(i)

of the circumstances of any disclosure made pursuant to sub-paragraph (ii) of paragraph (b) of Clause 48.1 (Confidentiality and disclosure) except where such disclosure is made to any of the persons referred to in that paragraph during the ordinary course of its supervisory or regulatory function; and

(ii)	upon becoming aware that any information has been disclosed in breach of this Clause 48 (Confidentiality of Funding Rates).

48.3	No Event of Default

No Event of Default will occur under Clause 31.4 (Other obligations) by reason only of an Obligor’s failure to comply with this Clause 48 (Confidentiality of Funding Rates).

49	COUNTERPARTS

Each Finance Document may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Finance Document.

SECTION 13

GOVERNING LAW AND ENFORCEMENT

50	GOVERNING LAW

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

51	ENFORCEMENT
51.1	Jurisdiction
(a)

Unless specifically provided in another Finance Document in relation to that Finance Document, the courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with any Finance Document (including a dispute regarding the existence, validity or termination of any Finance Document or any non-contractual obligation arising out of or in connection with any Finance Document) (a “Dispute”).

(b)	The Obligors accept that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Obligor will argue to the contrary.
(c)

To the extent allowed by law, this Clause 51.1 (Jurisdiction) is for the benefit of the Secured Parties only. As a result, no Secured Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Secured Parties may take concurrent proceedings in any number of jurisdictions.

51.2	Service of process
(a)	Without prejudice to any other mode of service allowed under any relevant law, each Obligor (other than an Obligor incorporated in England and Wales):
(i)

irrevocably appoints WFW Legal Services Limited at its registered office presently at 15 Appold Street, London, EC2A 2HB as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document; and

(ii)	agrees that failure by a process agent to notify the relevant Obligor of the process will not invalidate the proceedings concerned.
(b)

If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Borrowers (on behalf of all the Obligors) must immediately (and in any event within three days of such event taking place) appoint another agent on terms acceptable to the Facility Agent. Failing this, the Facility Agent may appoint another agent for this purpose.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1

THE PARTIES

PART A

THE OBLIGORS

Name of Borrower	Place of Incorporation	Registration number (or equivalent, if any)	Address for Communication

Faroe Shipco LLC	The Marshall Islands	962493	c/o Ardmore Shipping Services (Ireland) Limited Unit 1102 One Albert Quay Albert Quay Cork T12 X8N6 Fax: +353 21 240 9501 Attn: Mr Paul Tivnan
Fisher Shipco LLC		961904
Fair Isle Shipco LLC		962491
Humber Shipco LLC		961905
Forth Shipco LLC		961752
Trafalgar Shipco LLC		961756
Wight Shipco LLC		962434
Saltee Shipco LLC		963545
Blasket Shipco LLC		963539
Kilmore Shipco LLC		963543
Killary Shipco LLC		963542
Ballycotton Shipco LLC		963538

Name of Parent Guarantor	Place of Incorporation	Registration number (or equivalent, if any)	Address for Communication

Ardmore Shipping LLC	The Marshall Islands	961622	c/o Ardmore Shipping Services (Ireland) Limited Unit 1102 One Albert Quay Albert Quay Cork T12 X8N6 Fax: +353 21 240 9501 Attn: Mr Paul Tivnan

Name of Corporate Guarantor	Place of Incorporation	Registration number (or equivalent, if any)	Address for Communication

Ardmore Corporation	Shipping Marshall Islands	61477	c/o Ardmore Shipping Services (Ireland) Limited Unit 1102 One Albert Quay Albert Quay Cork T12 X8N6 Fax: +353 21 240 9501 Attn: Mr Paul Tivnan

Name of Hedge Guarantor	Place of Incorporation	Registration number (or equivalent, if any)	Address for Communication

Faroe Shipco LLC	The Marshall Islands	962493	c/o Ardmore Shipping Services (Ireland) Limited Unit 1102 One Albert Quay Albert Quay Cork T12 X8N6 Fax: +353 21 240 9501 Attn: Mr Paul Tivnan
Fisher Shipco LLC		961904
Fair Isle Shipco LLC		962491
Humber Shipco LLC		961905
Forth Shipco LLC		961752
Trafalgar Shipco LLC		961756
Wight Shipco LLC		962434
Saltee Shipco LLC		963545
Blasket Shipco LLC		963539
Kilmore Shipco LLC		963543
Killary Shipco LLC		963542
Ballycotton Shipco LLC		963538

PART B

THE ORIGINAL LENDERS

Name of Original Lender	Revolving Commitment	Address for Communication

Nordea Bank Abp, filial i	~~$72,750,000~~$92,750,000	Essendropsgate 7
Norge		0368 Oslo
Norway

For loan administration matters:

Nordea Bank Abp, filial i Norge
P.O. Box 1166 Sentrum
N-0107 Oslo, Norway
Attn: SLS Norway
E-mail: sls.norway@nordea.com
Phone: +47 240 13 44

Skandinaviska Enskilda	~~$72,750,000~~$92,750,000	For credit matters
Banken AB (publ)
SEB
One Carter Lane
London EC4V 5AN
United Kingdom

Attention: Malcolm Stonehouse
Telephone no: +44 20 7246 4310
E-mail: malcolm.stonehouse@seb.co.uk

With a copy to:

Attention: Ina Kuliese

SEB
One Carter Lane
London EC4V 5AN
United Kingdom
Telephone no: +44 20 7246 4069
E-mail: ina.kuliese@seb.co.uk

For operational matters
SEB Structured Credit Operations
Stärntarget 4,
106 40 Stockholm
Sweden
Telephone no: +46 8 763 8640
Facsimile no: +46 8 611 0384
E-mail: sco@seb.se

THE HEDGE COUNTERPARTIES

Name of Original Hedge Counterparty	Address for Communication

Nordea Bank Abp	corp. re. no. 516406-0120
c/o Nordea Danmark, filial af Nordea Bank Abp,
Sverige
7288 Derivatives Services
Postbox 805
DK-0900 Copenhagen K, Denmark

Skandinaviska Enskilda Banken AB (publ) P.O Box 1843 Vika NO-0123 OSLO	Skandinaviska Enskilda Banken, Oslo Branch
P.O Box 1843
Vika
NO-0123 OSLO
Telephone: +47 22 82 70 00
Facsimile No: +47 22 82 70 70

PART C

THE SERVICING PARTIES

Name of Facility Agent	Address for Communication

Nordea Bank Abp, filial i Norge	Essendropsgate 7
0368 Oslo
Norway

For agency matters:

Nordea Bank Abp, filial i Norge
P.O.Box 1166 Sentrum
N-0107 Oslo, Norway

Attn: Global Maritime Loans

E-mail: agency.soosid@nordea.com

For loan administration matters:

Nordea Bank Abp, filial i Norge
P.O.Box 1166 Sentrum N-0107 Oslo, Norway

Attn: SLS Norway

E-mail: sls.norway@nordea.com

Phone: +47 240 13 444

Name of Security Agent	Address for Communication

Nordea Bank Abp, filial i Norge	Essendropsgate7
0368 Oslo
Norway

For agency matters:

Nordea Bank Abp, filial i Norge
P.O.Box 1166 Sentrum
N-0107 Oslo, Norway

Attn: Global Maritime Loans

E-mail: agency.soosid@nordea.com

For loan administration matters:

Nordea Bank Abp, filial i Norge
P.O.Box 1166 Sentrum
N-0107 Oslo, Norway

Attn: SLS Norway

E-mail: sls.norway@nordea.com

Phone: +47 240 13 444

SCHEDULE 2

CONDITIONS PRECEDENT

PART A

CONDITIONS PRECEDENT TO INITIAL UTILISATION REQUEST

1	Obligors
(a)	A copy of the constitutional documents of each Obligor.
(b)	A copy of a resolution of the member of the board of directors, as the case may be, of each Obligor:
(c)	approving the terms of, and the transactions contemplated by, the Finance Documents to which it is a party and resolving that it execute the Finance Documents to which it is a party;
(d)	authorising a specified person or persons to execute the Finance Documents to which it is a party on its behalf; and
(e)

authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices (including, if relevant, the Utilisation Request and each Selection Notice) to be signed and/or despatched by it under, or in connection with, the Finance Documents to which it is a party.

(f)	An original of the power of attorney of any Obligor authorising a specified person or persons to execute the Finance Documents to which it is a party.
(g)

A certificate of each Obligor (signed by an officer) confirming that borrowing or guaranteeing, as appropriate, the Total Commitments would not cause any borrowing, guaranteeing or similar limit binding on that Transaction Obligor to be exceeded.

(h)

A certificate of each Obligor that is incorporated outside the UK (signed by an officer) certifying either that (i) it has not delivered particulars of any UK Establishment to the Registrar of Companies as required under the Overseas Regulations or (ii) it has a UK Establishment and specifying the name and registered number under which it is registered with the Registrar of Companies.

(i)

A certificate of an authorised signatory of the relevant Obligor certifying that each copy document relating to it specified in this Part A of Schedule 2 (Conditions Precedent) is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.

2	Pool Agreement and other Documents
(a)	Copies of the Pool Agreement and of all documents signed by the Borrowers in connection with it.
(b)	Such documentary evidence as the Facility Agent and its legal advisers may require in relation to the due authorisation and execution of the Pool Agreement by each of the parties thereto.
(c)	Copies of each Hedging Agreement executed by a Hedge Counterparty and the relevant Borrower.

3	Security
(a)

A duly executed original of the Accounts Security in relation to each Earnings Account and of the Membership Interests Security in respect of each Borrower (and of each document to be delivered under each of them).

(b)	A duly executed original of the Hedging Agreement Assignment in respect of each Borrower (and of each document to be delivered under each of them).
4	Legal opinions
(a)

A legal opinion of Watson, Farley & Williams LLP, legal advisers to the Documentation Agent, the Mandated Lead Arrangers, the Facility Agent and the Security Agent in England, substantially in the form distributed to and agreed by the Original Lenders before signing this Agreement.

(b)

If a Transaction Obligor is incorporated in a jurisdiction other than England and Wales, a legal opinion of the legal advisers to the Documentation Agent, the Mandated Lead Arrangers, the Facility Agent and the Security Agent in the relevant jurisdiction, substantially in the form distributed and agreed by to the Original Lenders before signing this Agreement.

5	Other documents and evidence
(a)	Evidence that any process agent referred to in Clause 51.2 (Service of process), if not an Obligor, has accepted its appointment.
(b)

A copy of any other Authorisation or other document, opinion or assurance which the Facility Agent considers to be necessary or desirable (if it has notified the Borrowers accordingly) in connection with the entry into and performance of the transactions contemplated by any Transaction Document, or for the validity and enforceability of any Transaction Document.

(c)	The Original Financial Statements of each Borrower and the Parent Guarantor.
(d)	The original of any mandates or other documents required in connection with the opening or operation of the Earnings Accounts.
(e)	Evidence that the fees, costs and expenses then due from the Borrowers pursuant to Clause 13 (Fees) and Clause 18 (Costs and Expenses) have been paid or will be paid by the first Utilisation Date.
(f)

Such evidence as the Facility Agent may require for the Finance Parties to be able to satisfy each of their “know your customer” or similar identification procedures in relation to the transactions contemplated by the Finance Documents.

PART B

CONDITIONS PRECEDENT TO UTILISATION — INITIAL ADVANCES UNDER REVOLVING FACILITY

1	Relevant Borrower

A certificate of an authorised signatory of each Borrower certifying that each copy document which it is required to provide under this Part B of Schedule 2 (Conditions Precedent) is correct, complete and in full force and effect as at the first Utilisation Date.

2	Release of Existing Security

If relevant an original of the Deed of Release and of each document to be delivered under or pursuant to it, together with evidence satisfactory to the Facility Agent of its due execution by the parties to it.

3	Ship and other security
(a)

A duly executed original of the Mortgage and the General Assignment in respect of each relevant Initial Ship and of each document to be delivered under or pursuant to each of them together with documentary evidence that the Mortgage in respect of each relevant Initial Ship has been duly registered as a valid first preferred or priority (as applicable) ship mortgage in accordance with the laws of the jurisdiction of its Approved Flag.

(b)	Documentary evidence that each relevant Initial Ship:
(i)

if relevant, has been unconditionally delivered by the Seller to, and accepted by, the relevant Borrower and that the full purchase price payable and all other sums due to the Seller, other than the sums to be financed pursuant to the Advance, have been paid to the Seller;

(ii)	is definitively and permanently registered in the name of the relevant Borrower under the Approved Flag;
(iii)	is in the absolute and unencumbered ownership of the relevant Borrower save as contemplated by the Finance Documents;
(iv)	maintains the Approved Classification with the Approved Classification Society free of all overdue recommendations and conditions of the Approved Classification Society; and
(v)	is insured in accordance with the provisions of this Agreement and all requirements in this Agreement in respect of insurances have been complied with.
(c)

Documents establishing that each relevant Initial Ship will, as from the relevant Utilisation Date, be managed commercially by its Approved Commercial Manager and managed technically by its Approved Technical Manager on terms acceptable to the Facility Agent acting with the authorisation of all of the Lenders, together with:

(i)	a Manager’s Undertaking for each of the Approved Technical Manager and the Approved Commercial Manager; and

(ii)

copies of the Approved Technical Manager’s Document of Compliance and of each Ship’s Safety Management Certificate (together with any other details of the applicable safety management system which the Facility Agent requires) and of any other documents required under the ISM Code and the ISPS Code in relation to each Ship including without limitation an ISSC.

(d)	An opinion from an independent insurance consultant acceptable to the Facility Agent on such matters relating to the Insurances as the Facility Agent may require.
(e)

A valuation of each Ship addressed to the Facility Agent on behalf of the Finance Parties, stated to be for the purposes of this Agreement and dated not earlier than 30 days before the first Utilisation Date from an Approved Valuer which shows an aggregate value for the Ships of not less than 130 per cent. of the Loan (after any Advances to be made on the Utilisation Date have been advanced).

4	Legal opinions

Legal opinions of the legal advisers to the Documentation Agent, the Mandated Lead Arrangers, the Facility Agent and the Security Agent in England and Wales, the jurisdiction of the Approved Flag of each relevant Initial Ship and the Marshall Islands and such other relevant jurisdictions as the Facility Agent may require and in substance and form acceptable to the Lenders.

5	Other documents and evidence

Evidence that the fees, costs and expenses then due from the Borrowers pursuant to Clause 13 (Fees) and Clause 18 (Costs and Expenses) have been paid or will be paid by the first Utilisation Date.

PART C

CONDITIONS PRECEDENT TO UTILISATION – ADVANCE UNDER ACCORDION FACILITY

1	Relevant Borrower

A certificate of an authorised signatory of each Borrower certifying that each copy document which it is required to provide under this Part B of Schedule 2 (Conditions Precedent) is correct, complete and in full force and effect as at the first Utilisation Date.

2	Additional Borrowers
(a)	A copy of the constitutional documents of each Additional Borrower.
(b)	A copy of a resolution of the member of the board of directors, as the case may be, of each Additional Borrower:
(c)	approving the terms of, and the transactions contemplated by, the Finance Documents to which it is a party and resolving that it execute the Finance Documents to which it is a party;
(d)	authorising a specified person or persons to execute the Finance Documents to which it is a party on its behalf; and
(e)

authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices (including, if relevant, the Utilisation Request and each Selection Notice) to be signed and/or despatched by it under, or in connection with, the Finance Documents to which it is a party.

(f)	An original of the power of attorney of any Additional Borrower authorising a specified person or persons to execute the Finance Documents to which it is a party.
(g)

A certificate of each Additional Borrower (signed by an officer) confirming that borrowing or guaranteeing, as appropriate, the Total Commitments would not cause any borrowing, guaranteeing or similar limit binding on that Transaction Obligor to be exceeded.

(h)

A certificate of each Additional Borrower that is incorporated outside the UK (signed by an officer) certifying either that (i) it has not delivered particulars of any UK Establishment to the Registrar of Companies as required under the Overseas Regulations or (ii) it has a UK Establishment and specifying the name and registered number under which it is registered with the Registrar of Companies.

3	Release of Existing Security

An original of any deed of release of Security in relation to each Accordion Ship and of each document to be delivered under or pursuant to it, together with evidence satisfactory to the Facility Agent of its due execution by the parties to it.

4	Pool Agreement and other Documents
(a)	Copies of the Pool Agreement in relation to the relevant Accordion Ship and of all documents signed by the relevant Additional Borrower in connection with it.

(b)	Such documentary evidence as the Facility Agent and its legal advisers may require in relation to the due authorisation and execution of that Pool Agreement by each of the parties thereto.
(c)	Copies of each Hedging Agreement executed by a Hedge Counterparty and the relevant Additional Borrower.
5	Accordion Ship and other security
(a)

A duly executed original of the Accounts Security in relation to each Earnings Account and of the Membership Interests Security in respect of each Additional Borrower (and of each document to be delivered under each of them).

(b)	A duly executed original of the Hedging Agreement Assignment in respect of each Additional Borrower (and of each document to be delivered under each of them).
(c)

A duly executed original of the Mortgage and the General Assignment in respect of each relevant Accordion Ship and of each document to be delivered under or pursuant to each of them together with documentary evidence that the Mortgage in respect of each relevant Accordion Ship has been duly registered as a valid first preferred or priority (as applicable) ship mortgage in accordance with the laws of the jurisdiction of its Approved Flag.

(d)	Documentary evidence that each relevant Accordion Ship:
(i)

if relevant, has been unconditionally delivered by the Seller to, and accepted by, relevant Borrower and that the full purchase price payable and all other sums due to the Seller, other than the sums to be financed pursuant to the Advance, have been paid to the Seller;

(ii)	is definitively and permanently registered in the name of the relevant Additional Borrower under the Approved Flag;
(iii)	is in the absolute and unencumbered ownership of the relevant Additional Borrower save as contemplated by the Finance Documents;
(iv)	maintains the Approved Classification with the Approved Classification Society free of all overdue recommendations and conditions of the Approved Classification Society; and
(v)	is insured in accordance with the provisions of this Agreement and all requirements in this Agreement in respect of insurances have been complied with.
(e)

Documents establishing that each relevant Accordion Ship will, as from the Utilisation Date, be managed commercially by its Approved Commercial Manager and managed technically by its Approved Technical Manager on terms acceptable to the Facility Agent acting with the authorisation of all of the Lenders, together with:

(i)	a Manager’s Undertaking for each of the Approved Technical Manager and the Approved Commercial Manager; and
(ii)

copies of the Approved Technical Manager’s Document of Compliance and of each Ship’s Safety Management Certificate (together with any other details of the applicable safety management system which the Facility Agent requires) and of any other documents required under the ISM Code and the ISPS Code in relation to each relevant Accordion Ship including without limitation an ISSC.

(f)	An opinion from an independent insurance consultant acceptable to the Facility Agent on such matters relating to the Insurances as the Facility Agent may require.
(g)

A valuation of each Ship addressed to the Facility Agent on behalf of the Finance Parties, stated to be for the purposes of this Agreement and dated not earlier than 30 days before the Utilisation Date from an Approved Valuer which shows an aggregate value for the Ships of not less than 130 per cent. of the Loan (after any Advances to be made on the Utilisation Date have been advanced).

6	Legal opinions

Legal opinions of the legal advisers to the Documentation Agent, the Mandated Lead Arrangers, the Facility Agent and the Security Agent in England and Wales, the jurisdiction of the Approved Flag of each relevant Accordion Ship and the Marshall Islands and such other relevant jurisdictions as the Facility Agent may require and in substance and form acceptable to the Lenders.

7	Other documents and evidence
(a)	A duly executed Accession Deed.
(b)	Evidence that the fees, costs and expenses then due from the Borrowers pursuant to Clause 13 (Fees) and Clause 18 (Costs and Expenses) have been paid or will be paid by the first Utilisation Date.
(c)	The original of any mandates or other documents required in connection with the opening or operation of the Earnings Accounts.
(d)

Such evidence as the Facility Agent may require for the Finance Parties to be able to satisfy each of their “know your customer” or similar identification procedures in relation to the transactions contemplated by the Finance Documents.

(e)

A copy of any other Authorisation or other document, opinion or assurance which the Facility Agent considers to be necessary or desirable (if it has notified the Borrowers accordingly) in connection with the entry into and performance of the transactions contemplated by any Transaction Document, or for the validity and enforceability of any Transaction Document.

SCHEDULE 3

REQUESTS

PART A

UTILISATION REQUEST

From:

FAROE SHIPCO LLC
FISHER SHIPCO LLC
FAIR ISLE SHIPCO LLC
HUMBER SHIPCO LLC
FORTH SHIPCO LLC
TRAFALGAR SHIPCO LLC
WIGHT SHIPCO LLC
SALTEE SHIPCO LLC
BLASKET SHIPCO LLC
KILMORE SHIPCO LLC
KILLARY SHIPCO LLC
BALLYCOTTON SHIPCO LLC

To:	NORDEA BANK ABP, FILIAL I NORGE as Facility Agent

Dated: [●]

Dear Sirs

Faroe Shipco LLC, Fisher Shipco LLC, Fair Isle Shipco LLC, Humber Shipco LLC, Forth Shipco LLC, Trafalgar Shipco LLC, Wight Shipco LLC, Saltee Shipco LLC ~~and~~, Blasket Shipco LLC, Kilmore Shipco LLC, Killary Shipco LLC and Ballycotton Shipco LLC — $245,500,000 Facilities Agreement originally dated 30 June 2022 as amended and restated by an Amendment and Restatement Agreement dated [●] ~~June~~ 2022 (the “Agreement”)

We refer to the Agreement. This is a Utilisation Request. Terms defined in the Agreement have the same meaning in this Utilisation Request unless given a different meaning in this Utilisation Request.

We wish to borrow the [Revolving Facility] [Accordion Facility] on the following terms:

Proposed Utilisation Date:[●] (or, if that is not a Business Day, the next Business Day)

Amount:[●] or, if less, the Available Facility

Interest Period:[●]

We confirm that each condition specified in Clause 4.1 (Initial conditions precedent) and Clause 4.2 (Further conditions precedent) as they relate to the part of the Loan to which this utilisation request refers of the Agreement is satisfied on the date of this Utilisation Request.

We represent and warrant that the representations and warranties in Clause 23 (Representations) remain true by reference to the facts and circumstances existing at the date of this, Utilisation Request.

[The proceeds of the Loan should be credited to ‘Ardmore Shipping LLC Revolver’.] [This Advance is to be made in [whole][part] for the purpose of [re]financing [identify maturing Advance under Revolving Facility/Accordion Facility].

This Utilisation Request is irrevocable.

Yours faithfully

Name:	Name:

Title:	Title:
authorised signatory for	authorised signatory for
FAROE SHIPCO LLC	FISHER SHIPCO LLC

Name:	Name:

Title:	Title:
authorised signatory for	authorised signatory for
FAIR ISLE SHIPCO LLC	HUMBER SHIPCO LLC

Name:	Name:

Title:	Title:
authorised signatory for	authorised signatory for
FORTH SHIPCO LLC	TRAFALGAR SHIPCO LLC

Name:	Name:

Title:	Title:
authorised signatory for	authorised signatory for
WIGHT SHIPCO LLC	SALTEE SHIPCO LLC

Name:	Name:

Title:	Title:
authorised signatory for	authorised signatory for
BLASKET SHIPCO LLC	KILMORE SHIPCO LLC

Name:	Name:

Title:	Title:
authorised signatory for	authorised signatory for
KILLARY SHIPCO LLC	BALLYCOTTON SHIPCO LLC

PART B

SELECTION NOTICE

From: FAROE SHIPCO LLC
FISHER SHIPCO LLC
FAIR ISLE SHIPCO LLC
HUMBER SHIPCO LLC
FORTH SHIPCO LLC
TRAFALGAR SHIPCO LLC
WIGHT SHIPCO LLC
SALTEE SHIPCO LLC
BLASKET SHIPCO LLC
KILMORE SHIPCO LLC
KILLARY SHIPCO LLC
BALLYCOTTON SHIPCO LLC

To:	NORDEA BANK ABP, FILIAL I NORGE as Facility Agent

Dated: [●]

Dear Sirs

Faroe Shipco LLC, Fisher Shipco LLC, Fair Isle Shipco LLC, Humber Shipco LLC, Forth Shipco LLC, Trafalgar Shipco LLC, Wight Shipco LLC, Saltee Shipco LLC ~~and~~ , Blasket Shipco LLC, Kilmore Shipco LLC, Killary Shipco LLC and Ballycotton Shipco LLC — $245,500,000 Facilities Agreement originally dated 30 June 2022 as amended and restated by an Amendment and Restatement Agreement dated [●] ~~June~~ 2022 (the “Agreement”)

We refer to the Agreement. This is a Selection Notice. Terms defined in the Agreement have the same meaning in this Selection Notice unless given a different meaning in this Selection Notice.

We request that, subject to paragraph (e) of Clause 11.1 (Selection of Interest Periods) of the Agreement, the next Interest Period for the Advance under the [Revolving Facility] [Accordion Facility] be [●].

This Selection Notice is irrevocable.

Yours faithfully

Name:	Name:

Title:	Title:
authorised signatory for	authorised signatory for
FAROE SHIPCO LLC	FISHER SHIPCO LLC

Name:	Name:

Title:	Title:
authorised signatory for	authorised signatory for
FAIR ISLE SHIPCO LLC	HUMBER SHIPCO LLC

Name:	Name:

Title:	Title:
authorised signatory for	authorised signatory for
FORTH SHIPCO LLC	TRAFALGAR SHIPCO LLC

Name:	Name:

Title:	Title:
authorised signatory for	authorised signatory for
WIGHT SHIPCO LLC	SALTEE SHIPCO LLC

Name:	Name:

Title:	Title:
authorised signatory for	authorised signatory for
BLASKET SHIPCO LLC	KILMORE SHIPCO LLC

Name:	Name:

Title:	Title:
authorised signatory for	authorised signatory for
KILLARY SHIPCO LLC	BALLYCOTTON SHIPCO LLC

SCHEDULE 4

FORM OF ACCESSION DEED

To:NORDEA BANK ABP, FILIAL I NORGE as Facility Agent

From:

[SUBSIDIARY] and
FAROE SHIPCO LLC
FISHER SHIPCO LLC
FAIR ISLE SHIPCO LLC
HUMBER SHIPCO LLC
FORTH SHIPCO LLC
TRAFALGAR SHIPCO LLC
WIGHT SHIPCO LLC
SALTEE SHIPCO LLC
BLASKET SHIPCO LLC
KILMORE SHIPCO LLC
KILLARY SHIPCO LLC
BALLYCOTTON SHIPCO LLC

Dated: [●]

Dear Sirs

Faroe Shipco LLC, Fisher Shipco LLC, Fair Isle Shipco LLC, Humber Shipco LLC, Forth Shipco LLC, Trafalgar Shipco LLC, Wight Shipco LLC, Saltee Shipco LLC  ~~and~~ , Blasket Shipco LLC, Kilmore Shipco LLC, Killary Shipco LLC and Ballycotton Shipco LLC — $245,500,000 Facilities Agreement originally dated 30 June 2022 as amended and restated by an Amendment and Restatement Agreement dated [●] ~~June~~ 2022 (the “Agreement”)

1

We refer to the Agreement. This deed (the “Accession Deed”) shall take effect as an Accession Deed for the purposes of the Agreement. Terms defined in the Agreement have the same meaning in this Accession Deed unless given a different meaning in this Accession Deed.

2

[Subsidiary] agrees to become an Additional Borrower and to be bound by the terms of the Agreement and the other Finance Documents as an Additional Borrower pursuant to Clause 33.2 (Additional Borrowers) of the Agreement. [Subsidiary] is a company duly incorporated under the laws of [name of relevant jurisdiction] and is a [limited liability company][corporation] with registered number [●].

3	The Borrowers confirm that no Default is continuing or would occur as a result of [Subsidiary] becoming an Additional Borrower.
4	[Subsidiary’s] administrative details for the purposes of the Agreement are as follows:

Address:

Email:

Attention:

5	[Subsidiary] (for the purposes of this paragraph 5, the “Acceding Debtor”) intends to incur Secured Liabilities under the following documents:
(a)	[Insert details (date, parties and description) of relevant documents]

the “Relevant Documents”.

6	IT IS AGREED as follows:
(a)	The Acceding Debtor and the Security Agent agree that the Security Agent shall hold:
(b)	any Security in respect of the Secured Liabilities created or expressed to be created pursuant to the Relevant Documents;
(c)	all proceeds of that Security;
(d)

all obligations expressed to be undertaken by the Acceding Debtor to pay amounts in respect of the Secured Liabilities to the Security Agent as trustee for the Secured Parties (in the Relevant Documents or otherwise) and secured by the Transaction Security together with all representations and warranties expressed to be given by the Acceding Debtor (in the Relevant Documents or otherwise) in favour of the Security Agent as trustee for the Secured Parties, on trust for the Secured Parties on the terms and conditions contained in the Agreement.

This Accession Deed and any non-contractual obligations arising out of or in connection with it are governed by English law.

This Accession Deed has been signed on behalf of the Security Agent (for the purposes of paragraph 5 above only), signed on behalf of each Borrower and executed as a deed by [Subsidiary] and is delivered on the date stated above.

EXECUTION PAGES

[SUBSIDIARY]

EXECUTED as a DEED	)
By: [SUBSIDIARY]	)
)
	)	Director
)
)
	)	Director/Secretary

BORROWERS

EXECUTED as a DEED	)
By: FAROE SHIPCO LLC	)
)
	)	Director
)
)
	)	Director/Secretary

EXECUTED as a DEED	)
By: FISHER SHIPCO LLC	)
)
	)	Director
)
)
	)	Director/Secretary

EXECUTED as a DEED	)
By: FAIR ISLE SHIPCO LLC	)
)
	)	Director
)
)
	)	Director/Secretary

EXECUTED as a DEED	)
By: HUMBER SHIPCO LLC	)
)
	)	Director
)
)
	)	Director/Secretary

EXECUTED as a DEED	)
By: FORTH SHIPCO LLC	)
)
	)	Director
)
)
	)	Director/Secretary

EXECUTED as a DEED	)
By: TRAFALGAR SHIPCO LLC	)
)
	)	Director
)
)
	)	Director/Secretary

EXECUTED as a DEED	)
By: WIGHT SHIPCO LLC	)
)
	)	Director
)
)
	)	Director/Secretary

EXECUTED as a DEED	)
By: SALTEE SHIPCO LLC	)
)
	)	Director
)
)
	)	Director/Secretary

EXECUTED as a DEED	)
By: BLASKET SHIPCO LLC	)
)
	)	Director
)
)
	)	Director/Secretary

EXECUTED as a DEED	)
By: KILMORE SHIPCO LLC	)
)
	)	Director
)
)
	)	Director/Secretary

EXECUTED as a DEED	)
By: KILLARY SHIPCO LLC	)
)
	)	Director
)
)
	)	Director/Secretary

EXECUTED as a DEED	)
By: BALLYCOTTON SHIPCO LLC	)
)
	)	Director
)
)
	)	Director/Secretary

SECURITY AGENT

EXECUTED as a DEED	)
By: NORDEA BANK ABP, FILIAL I NORGE	)
)
	)	Director
)
)
	)	Director/Secretary

SCHEDULE 5

FORM OF TRANSFER CERTIFICATE

To:NORDEA BANK ABP, FILIAL I NORGE

From:	[THE EXISTING LENDER] (the “Existing Lender”) and [THE NEW LENDER] (the “New Lender”)

Dated: [●]

Faroe Shipco LLC, Fisher Shipco LLC, Fair Isle Shipco LLC, Humber Shipco LLC, Forth Shipco LLC, Trafalgar Shipco LLC, Wight Shipco LLC, Saltee Shipco LLC ~~and~~ , Blasket Shipco LLC, Kilmore Shipco LLC, Killary Shipco LLC and Ballycotton Shipco LLC — $245,500,000 Facilities Agreement originally dated 30 June 2022 as amended and restated by an Amendment and Restatement Agreement dated [●] ~~June~~ 2022 (the “Agreement”)

We refer to the Agreement. This is a Transfer Certificate. Terms defined in the Agreement have the same meaning in this Transfer Certificate unless given a different meaning in this Transfer Certificate.

We refer to Clause 32.5 (Procedure for transfer) of the Agreement:

The Existing Lender and the New Lender agree to the Existing Lender transferring to the New Lender by novation all of the Existing Lender’s rights and obligations under the Agreement and the other Finance Documents which relate to that portion of the Existing Lender’s Commitment and participation in the Loan under the Agreement as specified in the Schedule in accordance with Clause 32.5 (Procedure for transfer) of the Agreement.

The proposed Transfer Date is [●].

The Facility Office and address, fax number and attention details for notices of the New Lender for the purposes of Clause 41.2 (Addresses) of the Agreement are set out in the Schedule.

The New Lender expressly acknowledges the limitations on the Existing Lender’s obligations set out in paragraph 32.4(c) of Clause 32.4 (Limitation of responsibility of Existing Lenders) of the Agreement.

1	This Transfer Certificate may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Transfer Certificate.
2	This Transfer Certificate and any non-contractual obligations arising out of or in connection with it are governed by English law.
3	This Transfer Certificate has been entered into on the date stated at the beginning of this Transfer Certificate.

Note: The execution of this Transfer Certificate may not transfer a proportionate share of the Existing Lender’s interest in the Transaction Security in all jurisdictions. It is the responsibility of the New Lender to ascertain whether any other documents or other formalities are required to perfect a transfer of such a share in the Existing Lender’s Transaction Security in any jurisdiction and, if so, to arrange for execution of those documents and completion of those formalities.

THE SCHEDULE

COMMITMENT/RIGHTS AND OBLIGATIONS TO BE TRANSFERRED

[insert relevant details]

[Facility Office address, fax number and attention details

for notices and account details for payments.]

[EXISTING LENDER][NEW LENDER]

By:[●]By:[●]

This Transfer Certificate is accepted by the Facility Agent and the Transfer Date is confirmed as [●].

[FACILITY AGENT]

By:[●]

SCHEDULE 6

FORM OF ASSIGNMENT AGREEMENT

To:NORDEA BANK ABP, FILIAL I NORGE as Facility Agent and

FAROE SHIPCO LLC, FISHER SHIPCO LLC,

FAIR ISLE SHIPCO LLC,

HUMBER SHIPCO LLC,

FORTH SHIPCO LLC,

TRAFALGAR SHIPCO LLC,

WIGHT SHIPCO LLC,

SALTEE SHIPCO LLC ~~and~~,

BLASKET SHIPCO LLC,

KILMORE SHIPCO LLC,

KILLARY SHIPCO LLC and

BALLYCOTTON SHIPCO LLC as Borrowers, for and on behalf of each Obligor

From: [THE EXISTING LENDER] (the “Existing Lender”) and
[THE NEW LENDER] (the “New Lender”)

Dated: [●]

Faroe Shipco LLC, Fisher Shipco LLC, Fair Isle Shipco LLC, Humber Shipco LLC, Forth Shipco LLC, Trafalgar Shipco LLC, Wight Shipco LLC, Saltee Shipco LLC ~~and~~ , Blasket Shipco LLC, Kilmore Shipco LLC, Killary Shipco LLC and Ballycotton Shipco LLC — $245,500,000 Facilities Agreement originally dated 30 June 2022 as amended and restated by an Amendment and Restatement Agreement dated [•] ~~June~~ 2022 (the “Agreement”)

1

We refer to the Agreement. This is an Assignment Agreement. Terms defined in the Agreement have the same meaning in this Assignment Agreement unless given a different meaning in this Assignment Agreement.

2We refer to Clause 32.6 (Procedure for assignment):

(a)

The Existing Lender assigns absolutely to the New Lender all the rights of the Existing Lender under the Agreement, the other Finance Documents and in respect of the Transaction Security which correspond to that portion of the Existing Lender’s Commitment and participations in the Loan under the Agreement as specified in the Schedule.

(b)

The Existing Lender is released from all the obligations of the Existing Lender which correspond to that portion of the Existing Lender’s Commitments and participations in the Loan under the Agreement specified in the Schedule.

(c)	The New Lender becomes a Party as a Lender and is bound by obligations equivalent to those from which the Existing Lender is released under paragraph (b) above.

3The proposed Transfer Date is [●].

4On the Transfer Date the New Lender becomes Party to the Finance Documents as a Lender.

5	The Facility Office and address, fax, number and attention details for notices of the New Lender for the purposes of Clause 41.2 (Addresses) are set out in the Schedule.

6	The New Lender expressly acknowledges the limitations on the Existing Lender’s obligations set out in paragraph (c) of Clause 32.4 (Limitation of responsibility of Existing Lenders).
7

This Assignment Agreement acts as notice to the Facility Agent (on behalf of each Finance Party) and, upon delivery in accordance with Clause 32.7 (Copy of Transfer Certificate or Assignment Agreement to Borrowers), to the Borrowers (on behalf of each Obligor) of the assignment referred to in this Assignment Agreement.

8	This Assignment Agreement may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Assignment Agreement.
9	This Assignment Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.
10	This Assignment Agreement has been entered into on the date stated at the beginning of this Assignment Agreement.

Note: The execution of this Assignment Agreement may not transfer a proportionate share of the Existing Lender’s interest in the Transaction Security in all jurisdictions. It is the responsibility of the New Lender to ascertain whether any other documents or other formalities are required to perfect a transfer of such a share in the Existing Lender’s Transaction Security in any jurisdiction and, if so, to arrange for execution of those documents and completion of those formalities.

THE SCHEDULE

COMMITMENT RIGHTS AND OBLIGATIONS TO BE TRANSFERRED BY ASSIGNMENT, RELEASE AND

ACCESSION

[insert relevant details]

[Facility office address, fax number and attention details for notices and account details for payments]

[EXISTING LENDER]	[NEW LENDER]

By:[●]	By:[●]

This Assignment Agreement is accepted by the Facility Agent and the Transfer Date is confirmed as [●].

Signature of this Assignment Agreement by the Facility Agent constitutes confirmation by the Facility Agent of receipt of notice of the assignment referred to herein, which notice the Facility Agent receives on behalf of each Finance Party.

[FACILITY AGENT]

By:

SCHEDULE 7

FORM OF COMPLIANCE CERTIFICATE

To:	NORDEA BANK ABP, FILIAL I NORGE

From:	ARDMORE SHIPPING CORPORATION

Dated: [●]

Dear Sirs

Faroe Shipco LLC, Fisher Shipco LLC, Fair Isle Shipco LLC, Humber Shipco LLC, Forth Shipco LLC, Trafalgar Shipco LLC, Wight Shipco LLC, Saltee Shipco LLC ~~and~~, Blasket Shipco LLC, Kilmore Shipco LLC, Killary Shipco LLC and Ballycotton Shipco LLC — $245,500,000 Facilities Agreement originally dated 30 June 2022 as amended and restated by an Amendment and Restatement Agreement dated [●] ~~June-~~2022 (the “Agreement”)

We refer to the Agreement. This is a Compliance Certificate. Terms defined in the Agreement have the same meaning when used in this Compliance Certificate unless given a different meaning in this Compliance Certificate.

1	We confirm that we have maintained the following financial covenants pursuant to Clause 25.1 (Financial covenants) of the Agreement:

(a)a minimum Solvency of at least 30 per cent.;

(b)minimum Cash and Cash Equivalents of an amount the greater of:

(i)if the Fleet Vessel size is below 40 vessels:

(A)$750,000 per Fleet Vessel; and

(B)5 per cent. of the Total Consolidated Debt,

(ii)upon the Fleet Vessel size becoming 40 vessels or more:

(A)$30,000,000;

(B)$500,000 per Fleet Vessel; and

(C)5 per cent. of the Total Consolidated Debt,

in both cases with at least 60 per cent. of such minimum amount being held in cash and, for the purposes of this paragraph (b), Cash and Cash Equivalents shall include undrawn amounts under the Revolving Facility provided that the Termination Date in relation to the Revolving Facility is not within the next 12 Months.

(c)a positive Working Capital excluding:

(i)Balloon Repayments; and

(i)

any amounts outstanding under the ABN AMRO Receivables Facility Agreement provided that the facility provided thereunder has a remaining maturity of more than three months, in this instance current liabilities shall exclude the current portion of debt and leases;

(c)	an Adjusted Net Worth of not less than $200,000,000[; and
(d)	compliance with Clause 29.1 (Minimum required security cover)][1].
(e)	Please refer to the attached documents which confirm the calculation for the above financial covenants and the accompanying Financial Statements.

[We confirm that no Default is continuing.]*

Signed:

Officer
of
ARDMORE SHIPPING CORPORATION

1To be included in 30 June and 30 December compliance certificate only

SCHEDULE 8

FORM OF SUSTAINABILITY CERTIFICATE

To:	NORDEA BANK ABP, FILIAL I NORGE as Facility Agent

From:	ARDMORE SHIPPING CORPORATION as Parent Guarantor

[●], 20[●]

Faroe Shipco LLC, Fisher Shipco LLC, Fair Isle Shipco LLC, Humber Shipco LLC, Forth Shipco LLC, Trafalgar Shipco LLC, Wight Shipco LLC, Saltee Shipco LLC ~~and~~ , Blasket Shipco LLC, Kilmore Shipco LLC, Killary Shipco LLC and Ballycotton Shipco LLC — $245,500,000 Facilities Agreement originally dated 30 June 2022 as amended and restated by an Amendment and Restatement Agreement dated [●] ~~June-~~2022 (the “Agreement”)

Sustainability Certificate dated [●] 20[●]

1

We refer to the Agreement. This is a Sustainability Certificate. Terms defined in the Agreement have the same meaning when used in this Sustainability Certificate unless given a different meaning in this Sustainability Certificate.

2We confirm that, as at the date hereof:

(a)	the calculation of the Fleet Sustainability Score for the prior calendar year ending 31 December 20[●], as evidenced by the Carbon Intensity and Climate Alignment Certificate, was as follows:

[●]

(b)

the Bursary Percentage for the prior calendar year ending 31 December 20[•] is [•] per cent., which is [above/below] to the Bursary Percentage Target (Target ~~2a~~2) of 25 per cent. for the calendar year ending 31 December 20[•],

~~(c)~~

~~the Active Women Cadets Percentage for the prior calender year ending 31 December 20[●] is[●] per cent., which is [above/below] the Active Women Cadets Percentage Target (Target 2b) of [●] for the calender year ending 31 December 20[●],~~

(c)	~~(d)~~accordingly the Sustainability Pricing Adjustment is as follows: [●]
(d)	~~(e)~~we have provided the Sustainability Coordinator with a copy of the most recent Sustainability Report.

We confirm that no Default is continuing.

Signed:	……………………………………………..~~……………………………………………..~~

 ~~Director~~
Officer
 ~~of~~of
~~ARDMORE SHIPPING CORPORATION~~ARDMORE SHIPPING CORPORATION

SCHEDULE 9

SUSTAINABILITY PRICING ADJUSTMENT SCHEDULE

(a)Upon the delivery of a Sustainability Certificate in accordance with Clause 24.3 (Compliance Certificate and Sustainability Certificate), the Initial Margin (as defined below) shall (subject to the provisions of paragraph (d) below) be adjusted as follows (each, a “Sustainability Pricing Adjustment”):

Fleet Sustainability Score, as set forth in the relevant Sustainability Certificate
Target 1	Above or equal to 20.0%	Above or equal to 15.0% and below 20.0%	Above or equal to 10.0% and below 15.0%	Below 10.0%
Adjustment to Initial Margin	Margin decrease of 4.5 basis points	Margin decrease of 2.25 basis points	No adjustment	Margin increase of 4.5 basis points
Diversity
Target ~~2a~~2	Bursary Percentage Target not met	Bursary Percentage Target met	~~Bursary Percentage Target met~~	~~Bursary Percentage Target not met~~
~~Target 2b~~	~~Active Women  Cadets  Percentage  Target not met~~	~~Active Women  Cadets  Percentage  Target met~~	~~Active Women  Cadets  Percentage  Target not met~~	~~Active Women Cadets Percentage Target met~~
Adjustment	Margin increase of 0.5 basis points	Margin decrease of 0.5 basis points	~~No adjustment~~	~~No adjustment~~

(b)	In relation to each Sustainability Pricing Adjustment, the starting point for calculating any adjustment to the Margin shall be 2.5 per cent per annum (“Initial Margin”).
(c)	Any Sustainability Pricing Adjustment for that year shall become effective on the first day of the next Interest Period for that Advance.
(d)	No Sustainability Pricing Adjustment shall result in the Margin being increased or decreased from the Initial Margin by more than 5 basis points per annum.
(e)

If the Borrowers fail to provide a Sustainability Certificate or any of the Sustainability Reporting or verification by the KPI Reporting Longstop Date, the Sustainability Pricing Adjustment will be deemed to be an increase to the Initial Margin of five basis points per annum starting from the day following the KPI Reporting Longstop Date, until the day in the subsequent calendar year on which such Sustainability Certificate is delivered (in which case the Margin will be recalculated and the relevant Sustainability Margin Adjustment will become effective on the first day of the next Interest Period for that Advance following the KPI Reporting Date. The first reporting will be provided in 2023 for full-year 2022.

(f)	For the avoidance of doubt, failure to report shall not constitute an Event of Default.

Defined terms used herein:

~~“Active Women Cadets” means with respect to any calendar year, the sum of the total number of days each female cadet spends on board an Ardmore ship during the calendar year.~~

~~“Active Women Cadets Percentage” means, with respect to any calendar year, Active Women Cadets in relation to Active Total Cadets expressed as a percentage.~~

~~“Active Total Cadets” means with respect to any calendar year, the sum of the total number of days all cadets spend on board Ardmore’s ships during the calendar year.~~

~~“Active Women Cadets Percentage Target” means the following:~~

~~Year~~	~~Target % of female-cadets-on  board~~
~~Starting point~~	~~20.93%~~
~~2022~~	~~23.02%~~
~~2023~~	~~25.32%~~
~~2024~~	~~27.86%~~
~~2025~~	~~30.64%~~
~~2026~~	~~33.71%~~

“AER Trajectory Value” means, with respect to any Fleet Vessel, the relevant AER trajectory value as published on the website of the Poseidon Principles. The Poseidon Trajectory based off the fourth IMO GHG Study (published in 2020) will be the trajectory used for the duration of this facility. See the table below as a reference.

“Average Efficiency Ratio” or “AER” means, with respect to any Fleet Vessel, the average efficiency ratio of such Fleet Vessel as calculated per the Poseidon Principles as follows:

where Ci is the carbon emissions for voyage i computed using the fuel consumption and carbon factor of each type of fuel, DWT is the design deadweight of a Fleet Vessel, and Di is the distance travelled on voyage i. The AER with respect to any Fleet Vessel is computed for all voyages performed by the Fleet Vessel over a calendar year.

“Bursary Percentage” means, with respect to any calendar year, the percentage of bursaries provided to women cadets.

“Bursary Percentage Target” means, with respect to any calendar year, a Bursary Percentage of at least 25 per cent.

“Carbon Intensity and Climate Alignment Certificate” means a certificate from a Recognised Organisation relating to a Fleet Vessel and a calendar year setting out:

(a)

the Average Efficiency Ratio of that Fleet Vessel for all voyages performed by it over that calendar year using ship fuel oil consumption data required to be collected and reported in accordance with Regulation 22A of Annex VI in respect of that calendar year; and

(b)	the climate alignment of that Fleet Vessel for such calendar year:

in each case as calculated in accordance with the Poseidon Principles and, in relation to the first certificate delivered under this Agreement, calculated based on data for year-end 2022.

“DWT” means, with respective to any Fleet Vessel, the difference in tons between displacement of the Fleet Vessel in water of relative density of 1025 kg/m3 at the summer load draught and the lightweight of the Fleet Vessel; the summer load draught should be taken as the maximum summer draught as certified in the stability booklet approved by the relevant maritime administration or an organization recognized by it.

“Fleet Sustainability Score” means, with respect to any calendar year and verified by a Recognised Organisation, the weighted average (rounded to two decimal places) of the Vessel Sustainability Score of all Fleet Vessels for such calendar year, determined based on Vessel Weighting.

“Fleet Vessel” has the meaning given to such term in Clause 25.2 (Financial covenant definitions).

“KPI” means Key Performance Indicator and is a common definition for the KPI 1 (Fleet Sustainability

Score)~~,~~ and KPI ~~2a~~ 2 (Bursary Percentage) ~~and KPI 2b (Active Women Cadets Percentage)~~.

“KPI Performance Misrepresentation” means if any confirmation, representation or statement made under or in connection with any Sustainability Certificate is or proves to have been incorrect or misleading when made, the Borrower shall notify the Agent of such misrepresentation promptly upon becoming aware of its occurrence and provide to the Agent as soon as reasonably practicable (at its own expense) a revised Sustainability Certificate for the same Financial Year and any other information reasonably requested by the Agent in each case: (i) correcting any inaccuracies giving rise to the relevant misrepresentation and (ii) confirming whether or not the Target(s) are met. Upon the occurrence of such misrepresentation, the Borrower shall pay to the Agent (for the account of each Lender) the amount required to put the Lenders in the position each Lender would have been in had the misrepresentation had not occurred and the correct Margin been applicable in the relevant period.

“KPI Reporting Date” means the date the Agent receives, in satisfactory form to the Lenders, the Sustainability Certificate.

“KPI Reporting Longstop Date” means ~~180~~ 210 calendar days from year-end.

“Owned Days” means, for a given Fleet Vessel, the number of days in a calendar year that such Fleet Vessel is owned, whether directly or indirectly, by the Borrowers.

“Recognised Organisation” means, in respect of a Fleet Vessel an organisation representing that Fleet Vessel’s flag state as agreed between the Borrowers and the Lenders and, for the purposes of Clause 28.19 (Poseidon Principles), duly authorised to determine whether the Borrowers have complied with regulation 22A of Annex VI.

“Trajectory Adjustments” means changes to Target 1 (in reference to paragraph (a), (b), and/or (c) below) and/or Trajectory (in reference to paragraph (c)) either due to:

(a)	changes to the calculation methodology for KPI 1;
(b)	significant changes in data due to better data accessibility; or
(c)	a fleet sale or purchase of 5 or more vessels in one transaction or a group of related transactions,

such as, but not limited to, transactions in the form of sale, purchase, merger, acquisition, spin-off of vessels or of companies. Such transactions may require a recalculation or pro forma adjustment of the Trajectory (with adjustments to Target 1 when applicable).

Notwithstanding the above, the below (d) applies in addition (a) through (c).

(d)

(i)If either:

(A)	the Borrowers; and/or
(B)	the Facility Agent (acting on the instructions of any of the Lenders) and/or the Sustainability Coordinator

determine that a KPI and/or a Target is no longer available, cannot be calculated, or is no longer appropriate with respect to the Borrowers, such party may request, by written notice to the other parties, that each such party shall negotiate in good faith, following which the Borrower and the Sustainability Coordinator shall negotiate in good faith for a period of 30 days with a view to agreeing:

(1)	relevant new KPI(s) to replace one or more of the existing KPI(s);
(2)	relevant new Target to replace one or more of the existing Target(s); and/or
(3)	appropriate consequential amendments to one or more of the existing KPI(s) and/or Target(s) and/or related provisions (as applicable),

and, for the avoidance of doubt, any such new KPI(s), new Target(s) and/or appropriate consequential amendments shall be agreed by the Company and the Facility Agent (acting on the instructions of the Lenders).

(ii)

If the Company and the Agent (acting on the instructions of the Lenders) agree on the new KPI(s) or the new Target(s), such amendments will take effect for the purposes of the Facilities Agreement from the period starting on the first day of the next Financial Year (unless otherwise agreed between the Company and the Agent (acting on the instructions of the Lenders)).

(iii)	if:

(A)the Company has not engaged in such negotiations (where applicable); or

(B)no agreement is reached between the relevant parties;

following a 30-day negotiation period,

the Agent (acting on the instructions of the Lenders) may, by notice to the Company, declassify the Facilities Agreement as a sustainability-linked financing, upon which the Sustainability Pricing Adjustment shall cease to apply for the remaining life of the Facility.

“Vessel Sustainability Score” means, for any Vessel in the Fleet, and a particular calendar year, the percentage difference between the AER Trajectory Value and the Vessel’s Average Efficiency Ratio and at the same point in time, calculated as set out in the Poseidon Principles. A Vessel’s Vessel Sustainability Score shall be evidenced by a Carbon Intensity and Climate Alignment Certificate.

“Vessel Weighting” shall mean, for any Fleet Vessel for any calendar year, the product of (i) the Owned Days and (ii) the Fleet Vessel’s DWT.

SCHEDULE 10

SHIPS

Ship	Owner	Vessel Name	Vessel Type / Capacity	IMO numbers	DWT	Classification Society	Class Notation	Built	Index Amount
Ship A	Faroe Shipco LLC	ARDMORE SEAFOX	Product/chemical tanker	9708215	49,999	Lloyds’s Register	+100A1	2015	~~$29,500,000~~$32,000,000
Ship B	Fisher Shipco LLC	ARDMORE CHINOOK	~~Product/chemical~~ Oil tanker/chemical tanker	9707869	25,233	ABS	+Al	2015	~~$25,800,000~~$26,750,000
Ship C	Fair Isle Shipco LLC	ARDMORE SEALION	Product/chemical tanker	9708203	49,999	Lloyds’s Register	+100A1	2015	~~$29,500,000~~$32,000,000
Ship D	Humber Shipco LLC	ARDMORE CHIPPEWA	~~Product/chemical~~ Oil tanker/chemical tanker	9707871	~~25,210~~25,217	ABS	+Al	2015	~~$25,800,000~~$26,750,000
Ship E	Forth Shipco LLC	ARDMORE SEAVANTAGE	Product/chemical tanker	9637076	49,997	~~ABS~~Lloyds Register	+~~A1~~100A1	2014	~~$27,900,000~~$30,375,000
Ship F	Trafalgar Shipco LLC	ARDMORE ENDEAVOUR	Product/chemical tanker	9667942	49,997	~~ABS~~Lloyds Register	+~~A1~~100A1	2013	~~$25,600,000~~$28,125,000
Ship G	Wight Shipco LLC	ARDMORE DAUNTLESS	Product/chemical tanker	9707388	37,764	Lloyds Register	+100A1	2015	~~$27,300,000~~$28,625,000
Ship H	Saltee Shipco LLC	ARDMORE ENTERPRISE	Product/chemical tanker	9654555	~~49,453~~49,452	DNV GL	+1A1	2013	~~$25,600,000~~$28,125,000
Ship I	Blasket Shipco LLC	ARDMORE ENDURANCE	Product/chemical tanker	~~9759886~~9654567	~~49,828~~49,466	~~ABS~~DNV GL	+~~AE1~~1A1	2013	~~$25,600,000~~$28,125,000
Ship J	Kilmore Shipco LLC	ARDMORE ENGINEER	Product/chemical tanker	9654787	49,420	DNV GL	+1A1	2014	$30,375,000
Ship K	Killary Shipco LLC	ARDMORE EXPLORER	Product/chemical tanker	9654581	49,494	DNV GL	+1A1	2014	$30,375,000
Ship L	Ballycotton Shipco LLC	ARDMORE ENCOUNTER	Product/chemical tanker	9654579	49,478	DNV GL	+1A1	2014	$30,375,000
								Total	~~$242,600,000~~$352,000,000

SCHEDULE 11

LIST OF APPROVED VALUERS

Shipbroker

Maersk Broker UK Ltd

Inge Steensland AS

Arrow Valuation Ltd

Fearnleys AS

Simpson Spence & Young

Clarksons

Braemar Shipbrokers Ltd

SCHEDULE 12

TIMETABLES

Delivery of a duly completed Utilisation Request (Clause 5.1 (Delivery of the Utilisation Request)) or a Selection Notice (Clause 11.1 (Selection of Interest Periods))	Five Business Days before the intended Utilisation Date (Clause 5.1 (Delivery of the Utilisation Request)) or the expiry of the preceding Interest Period (Clause 11.1 (Selection of Interest Periods))
Facility Agent notifies the Lenders of the Loan in accordance with Clause 5.4 (Lenders’ participation)	Three Business Days before the intended Utilisation Date.

SCHEDULE 13

FORM OF ACCORDION FACILITY NOTICE

To:NORDEA BANK ABP, FILIAL I NORGE as Agent

From:FAROE SHIPCO LLC,

FISHER SHIPCO LLC,

FAIR ISLE SHIPCO LLC,

HUMBER SHIPCO LLC,

FORTH SHIPCO LLC,

TRAFALGAR SHIPCO LLC,

WIGHT SHIPCO LLC,

SALTEE SHIPCO LLC ~~and~~

BLASKET SHIPCO LLC,

KILMORE SHIPCO LLC,

KILLARY SHIPCO LLC and

~~BLASKET~~ BALLYCOTTON SHIPCO LLC as joint and several Borrowers and the entities listed in the Schedule as Accordion Facility Lenders (the “Accordion Facility Lenders”)

Dated: [●]

Faroe Shipco LLC, Fisher Shipco LLC, Fair Isle Shipco LLC, Humber Shipco LLC, Forth Shipco LLC, Trafalgar Shipco LLC, Wight Shipco LLC, Saltee Shipco LLC ~~and~~, Blasket Shipco LLC, Kilmore Shipco LLC, Killary Shipco LLC and Ballycotton Shipco LLC — $245,500,000 Facilities Agreement originally dated 30 June 2022 as amended and restated by an Amendment and Restatement Agreement dated [•] ~~June~~-2022 (the “Agreement”)

1

We refer to the Agreement. This is an Accordion Facility Notice. This Accordion Facility Notice shall take effect as an Accordion Facility Notice for the purposes of the Agreement. Terms defined in the Agreement have the same meaning in this Accordion Facility Notice unless given a different meaning in this Accordion Facility Notice.

2We refer to Clause 6 (Establishment of Accordion Facility) of the Agreement.

3	We request the establishment of the Accordion Facility with the following Accordion Facility Terms:

Currency: $

Margin:

4Borrowers

The Accordion Facility shall be available only to the Borrowers.

5Purpose

The Accordion Facility shall only be used for the purpose set out in Clause 3 (Purpose) of the Agreement.

6Availability

The Accordion Facility shall only be available during the Availability Period relating to the Accordion Facility.

7The proposed Accordion Facility Date is [•].

8	The Borrowers confirm that the Accordion Facility Terms set out above comply with Clause 6.5 (Restrictions on Accordion Facility Terms and fees) of the Agreement;
(a)

the Accordion Facility Lenders and the Accordion Facility Commitments set out in this Accordion Facility Notice have been selected and allocated in accordance with Clause 6.1 (Selection of Accordion Facility Lenders) of the Agreement; and

(b)	each condition specified in sub-paragraph (i) of paragraph (a) of Clause 6.6 (Conditions to establishment) of the Agreement is satisfied on the date of this Accordion Facility Notice.
9

Each Accordion Facility Lender agrees to assume and will assume all of the obligations corresponding to the Accordion Facility Commitment set opposite its name in the Schedule as if it had been an Original Lender under the Agreement in respect of that Accordion Facility Commitment.

10	On the Accordion Facility Date each Accordion Facility Lender becomes party to the relevant Finance Documents as a Lender.
11	Each Accordion Facility Lender expressly acknowledges the limitations on the Lenders’ obligations referred to in Clause 6.11 (Limitation of responsibility) of the Agreement.

12This Accordion Facility Notice is irrevocable.

13

This Accordion Facility Notice may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Accordion Facility Notice.

14	This Accordion Facility Notice and any non-contractual obligations arising out of or in connection with it are governed by English law.
15	This Accordion Facility Notice has been entered into on the date stated at the beginning of this Accordion Facility Notice.
16	The facility office and address and attention details for notices of the Accordion Facility Lenders for the purposes of Clause 41 (Notices) of the Agreement are:

(a)[•]

Note: The execution of this Accordion Facility Notice may not be sufficient for each Accordion Facility Lender to obtain the benefit of the Transaction Security in all jurisdictions. It is the responsibility of each Accordion Facility Lender to ascertain whether any other documents or other formalities are required to obtain the benefit of the Transaction Security in any jurisdiction and, if so, to arrange for execution of those documents and completion of those formalities.

THE SCHEDULE

Name of Accordion Facility Lender	Accordion Facility Commitment ($)

BORROWERS
By:
For and on behalf of
FAROE SHIPCO LLC

By:
For and on behalf of
FISHER SHIPCO LLC

By:
For and on behalf of
FAIR ISLE SHIPCO LLC

By:
For and on behalf of
HUMBER SHIPCO LLC

By:
For and on behalf of
FORTH SHIPCO LLC

By:
For and on behalf of
TRAFALGAR SHIPCO LLC

By:
For and on behalf of
WIGHT SHIPCO LLC

By:
For and on behalf of
SALTEE SHIPCO LLC

By:
For and on behalf of
BLASKET SHIPCO LLC

By:
For and on behalf of
KILMORE SHIPCO LLC

By:
For and on behalf of
KILLARY SHIPCO LLC

By:
For and on behalf of
BALLYCOTTON SHIPCO LLC

ACCORDION FACILITY LENDERS

By:
For and on behalf of
[•]

This document is accepted as an Accordion Facility Notice for the purposes of the Agreement by the Facility Agent and the Accordion Facility Date is confirmed as [].

AGENT

By:
For and on behalf of
NORDEA BANK ABP, FILIAL I NORGE

SCHEDULE 14

BENCHMARK TERMS

CURRENCY:	Dollars.

Cost of funds as a fallback	Cost of funds will apply as a fallback.

Definitions

Additional Business Days:	An RFR Banking Day.

Break Costs:

No Break Costs shall be charged for any voluntary prepayment under this Agreement subject to the following conditions:

(a)

Up to three voluntary prepayments per twelve month period unless the Facility is cancelled in full in which case a voluntary prepayment in full is permitted.

(b)

Each voluntary prepayment in excess of the limitation above shall be subject to the payment by the Borrower of administrative costs reasonably incurred by each relevant Finance Party attributable to all or any party of that prepayment being made on a day other than the last day of an Interest Period for the relevant Compounded Rate Loan.

Business Day Conventions (definition of “Month” and Clause 11.3 (Non-Business Days)):

(a)

If any period is expressed to accrue by reference to a Month or any number of Months then, in respect of the last Month of that period:

(i)

subject to sub-paragraph (iii) below, if the numerically corresponding day is not a Business Day, that period shall end on the next Business Day in that calendar month in which that period is to end if there is one, or if there is not, on the immediately preceding Business Day;

(ii)

if there is no numerically corresponding day in the calendar month in which that period is to end, that period shall end on the last Business Day in that calendar month; and

(iii) if an Interest Period begins on the last Business Day of a calendar month, that Interest Period shall end on the last Business Day in the calendar month in which that Interest Period is to end.

(b)

If an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period will instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not).

Central Bank Rate:	(c) The short-term interest rate target set by the US Federal Open Market Committee as published by the Federal Reserve Bank of New York from time to time; or

(d)

if that target is not a single figure, the arithmetic mean of:

(i)

the upper bound of the short-term interest rate target range set by the US Federal Open Market Committee and published by the Federal Reserve Bank of New York; and

(ii)

the lower bound of that target range.

Central Bank Rate Adjustment:

In relation to the Central Bank Rate prevailing at close of business on any RFR Banking Day, the 20 per cent trimmed arithmetic mean (calculated by the Facility Agent or by any other Finance Party which agrees to determine that mean in place of the Facility Agent), of the Central Bank Rate Spreads for the five most immediately preceding RFR Banking Days for which the RFR is available.

“Central Bank Rate Spread”

In relation to any RFR Banking Day, the difference (expressed as a percentage rate per annum) calculated by the Facility Agent (or by any other Finance Party which agrees to determine that rate in place of the Facility Agent) of:

(a)

the RFR for that RFR Banking Day; and

(b)

the Central Bank Rate prevailing at close of business on that RFR Banking Day.

Compounded Market Disruption Rate:	The percentage rate per annum which is the Cumulative Compounded RFR Rate for the Interest Period of the relevant Compounded Rate Loan.

Daily Rate:	The “Daily Rate” for any RFR Banking Day is:

(a) the RFR for that RFR Banking Day; or

(b)

if the RFR is not available for that RFR Banking Day, the percentage rate per annum which is the aggregate of:

(i)

the Central Bank Rate for that RFR Banking Day; and

(ii)

the applicable Central Bank Rate Adjustment; or

(c) if paragraph (b) above applies but the Central Bank Rate for that RFR Banking Day is not available, the percentage rate per annum which is the aggregate of:

(i) the most recent Central Bank Rate for a day which is no more than five RFR Banking Days before that RFR Banking Day; and (ii) the applicable Central Bank Rate Adjustment,

rounded, in either case, to four decimal places.

Interest Periods

Length of Interest Period in absence of selection (paragraph (d) of Clause 11.1 (Selection of Interest Periods)):	Three

Periods capable of selection as Interest Periods (paragraph (e) of Clause 11.1 (Selection of Interest Periods)):	One, three or six Months

Lookback Period:	Five RFR Banking Days.

Relevant Market:	The market for overnight cash borrowing collateralised by US Government securities.

Reporting Day:	The Business Day which follows the day which is the Lookback Period prior to the last day of the Interest Period.

Reporting Times

Deadline for Lenders to report market disruption in accordance with Clause 12.4 (Market disruption)	Close of business in London on the Reporting Day for the relevant Compounded Rate Loan.

Deadline for Lenders to report their cost of funds in accordance with Clause 12.5 (Cost of funds)

Close of business on the date falling two Business Days after the Reporting Day for the relevant Compounded Rate Loan (or, if earlier, on the date falling three Business Days before the date on which interest is due to be paid in respect of the Interest Period for that Compounded Rate Loan).

RFR:

The secured overnight financing rate (SOFR) administered by the Federal Reserve Bank of New York (or any other person which takes over the administration of that rate) published by the Federal Reserve Bank of New York (or any other person which takes over the publication of that rate).

RFR Banking Day:	Any day other than:
(a) a Saturday or Sunday; and

(b)

a day on which the Securities Industry and Financial Markets Association (or any successor organisation) recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in US Government securities.

SCHEDULE 15

DAILY NON-CUMULATIVE COMPOUNDED RFR RATE

The “Daily Non-Cumulative Compounded RFR Rate” for any RFR Banking Day “i” during an Interest Period for a Compounded Rate Loan is the percentage rate per annum (without rounding, to the extent reasonably practicable for the Finance Party performing the calculation, taking into account the capabilities of any software used for that purpose) calculated as set out below:

where:

“UCCDRi” means the Unannualised Cumulative Compounded Daily Rate for that RFR Banking Day “i”;

“UCCDRi-1” means, in relation to that RFR Banking Day “i”, the Unannualised Cumulative Compounded Daily Rate for the immediately preceding RFR Banking Day (if any) during that Interest Period;

“dcc” means 360 or, in any case where market practice in the Relevant Market is to use a different number for quoting the number of days in a year, that number;

“ni” means the number of calendar days from, and including, that RFR Banking Day “i” up to, but excluding, the following RFR Banking Day; and

the “Unannualised Cumulative Compounded Daily Rate” for any RFR Banking Day (the “Cumulated RFR Banking Day”) during that Interest Period is the result of the below calculation (without rounding, to the extent reasonably practicable for the Finance Party performing the calculation, taking into account the capabilities of any software used for that purpose):

Where:

“ACCDR” means the Annualised Cumulative Compounded Daily Rate for that Cumulated RFR Banking Day;

“tni” means the number of calendar days from, and including, the first day of the Cumulation Period to, but excluding, the RFR Banking Day which immediately follows the last day of the Cumulation Period;

“Cumulation Period” means the period from, and including, the first RFR Banking Day of that Interest Period to, and including, that Cumulated RFR Banking Day;

“dcc” has the meaning given to that term above; and

the “Annualised Cumulative Compounded Daily Rate” for that Cumulated RFR Banking Day is the percentage rate per annum (rounded to five decimal places) calculated as set out below:

where:

“d0” means the number of RFR Banking Days in the Cumulation Period;

“Cumulation Period” has the meaning given to that term above;

“i” means a series of whole numbers from one to d0, each representing the relevant RFR Banking Day in chronological order in the Cumulation Period;

“DailyRatei-LP” means, for any RFR Banking Day “i” in the Cumulation Period, the Daily Rate for the RFR Banking Day which is the applicable Lookback Period prior to that RFR Banking Day “i”;

“ni” means, for any RFR Banking Day “i” in the Cumulation Period, the number of calendar days from, and including, that RFR Banking Day “i” up to, but excluding, the following RFR Banking Day;

“dcc” has the meaning given to that term above; and

“tni” has the meaning given to that term above.

SCHEDULE 16

CUMULATIVE COMPOUNDED RFR RATE

The “Cumulative Compounded RFR Rate” for any Interest Period for a Compounded Rate Loan is the percentage rate per annum (rounded to the same number of decimal places as is specified in the definition of “Annualised Cumulative Compounded Daily Rate” in Schedule 15 (Daily Non-Cumulative Compounded RFR Rate)) calculated as set out below:

where:

“d0” means the number of RFR Banking Days during the Interest Period;

“i” means a series of whole numbers from one to d0, each representing the relevant RFR Banking Day in chronological order during the Interest Period;

“DailyRatei-LP” means for any RFR Banking Day “i” during the Interest Period, the Daily Rate for the RFR Banking Day which is the applicable Lookback Period prior to that RFR Banking Day “i”;

“ni” means, for any RFR Banking Day “i”, the number of calendar days from, and including, that RFR Banking Day “i” up to, but excluding, the following RFR Banking Day;

“dcc” means 360 or, in any case where market practice in the Relevant Market is to use a different number for quoting the number of days in a year, that number; and

“d” means the number of calendar days during that Interest Period.

EXECUTION PAGES

BORROWERS

SIGNED by:	)
)
duly authorised	)
for and on behalf of	)
FAROE SHIPCO LLC	)
in the presence of:	)

Witness’ signature:	)
Witness’ name:	)
Witness’ address:	)

SIGNED by:	)
)
duly authorised	)
for and on behalf of	)
FISHER SHIPCO LLC	)
in the presence of:	)

Witness’ signature:	)
Witness’ name:	)
Witness’ address:	)

SIGNED by:	)
)
duly authorised	)
for and on behalf of	)
FAIR ISLE SHIPCO LLC	)
in the presence of:	)

Witness’ signature:	)
Witness’ name:	)
Witness’ address:	)

SIGNED by:	)
)
duly authorised	)
for and on behalf of	)
HUMBER SHIPCO LLC	)
in the presence of:	)

Witness’ signature:	)
Witness’ name:	)
Witness’ address:	)

SIGNED by:	)
)
duly authorised	)
for and on behalf of	)
FORTH SHIPCO LLC	)
in the presence of:	)

Witness’ signature:	)
Witness’ name:	)
Witness’ address:	)

SIGNED by:	)
)
duly authorised	)
for and on behalf of	)
TRAFALGAR SHIPCO LLC	)
in the presence of:	)

Witness’ signature:	)
Witness’ name:	)
Witness’ address:	)

SIGNED by:	)
)
duly authorised	)
for and on behalf of	)
WIGHT SHIPCO LLC	)
in the presence of:	)

Witness’ signature:	)
Witness’ name:	)
Witness’ address:	)

SIGNED by:	)
)
duly authorised	)
for and on behalf of	)
SALTEE SHIPCO LLC	)
in the presence of:	)

Witness’ signature:	)
Witness’ name:	)
Witness’ address:	)

SIGNED by:	)
)
duly authorised	)
for and on behalf of	)
BLASKET SHIPCO LLC	)
in the presence of:	)

Witness’ signature:	)
Witness’ name:	)
Witness’ address:	)

SIGNED by:	)
)
duly authorised	)
for and on behalf of	)
KILMORE SHIPCO LLC	)
in the presence of:	)

Witness’ signature:	)
Witness’ name:	)
Witness’ address:	)

SIGNED by:	)
)
duly authorised	)
for and on behalf of	)
KILLARY SHIPCO LLC	)
in the presence of:	)

Witness’ signature:	)
Witness’ name:	)
Witness’ address:	)

SIGNED by:	)
)
duly authorised	)
for and on behalf of	)
BALLYCOTTON SHIPCO LLC	)
in the presence of:	)

Witness’ signature:	)
Witness’ name:	)
Witness’ address:	)

PARENT GUARANTOR

SIGNED by:	)
)
duly authorised	)
for and on behalf of	)
ARDMORE SHIPPING CORPORATION	)
in the presence of:	)

Witness’ signature:	)
Witness’ name:	)
Witness’ address:	)

CORPORATE GUARANTOR

SIGNED by:	)
)
duly authorised	)
for and on behalf of	)
ARDMORE SHIPPING LLC	)
in the presence of:	)

Witness’ signature:	)
Witness’ name:	)
Witness’ address:	)

HEDGE GUARANTORS

SIGNED by:	)
)
duly authorised	)
for and on behalf of	)
FAROE SHIPCO LLC	)
in the presence of:	)

Witness’ signature:	)
Witness’ name:	)
Witness’ address:	)

SIGNED by:	)
)
duly authorised	)
for and on behalf of	)
FISHER SHIPCO LLC	)
in the presence of:	)

Witness’ signature:	)
Witness’ name:	)
Witness’ address:	)

SIGNED by:	)
)
duly authorised	)
for and on behalf of	)
FAIR ISLE SHIPCO LLC	)
in the presence of:	)

Witness’ signature:	)
Witness’ name:	)
Witness’ address:	)

SIGNED by:	)
)
duly authorised	)
for and on behalf of	)
HUMBER SHIPCO LLC	)
in the presence of:	)

Witness’ signature:	)
Witness’ name:	)
Witness’ address:	)

SIGNED by:	)
)
duly authorised	)
for and on behalf of	)
FORTH SHIPCO LLC	)
in the presence of:	)

Witness’ signature:	)
Witness’ name:	)
Witness’ address:	)

SIGNED by:	)
)
duly authorised	)
for and on behalf of	)
TRAFALGAR SHIPCO LLC	)
in the presence of:	)

Witness’ signature:	)
Witness’ name:	)
Witness’ address:	)

SIGNED by:	)
)
duly authorised	)
for and on behalf of	)
WIGHT SHIPCO LLC	)
in the presence of:	)

Witness’ signature:	)
Witness’ name:	)
Witness’ address:	)

SIGNED by:	)
)
duly authorised	)
for and on behalf of	)
SALTEE SHIPCO LLC	)
in the presence of:	)

Witness’ signature:	)
Witness’ name:	)
Witness’ address:	)

SIGNED by:	)
)
duly authorised	)
for and on behalf of	)
BLASKET SHIPCO LLC	)
in the presence of:	)

Witness’ signature:	)
Witness’ name:	)
Witness’ address:	)

SIGNED by:	)
)
duly authorised	)
for and on behalf of	)
KILMORE SHIPCO LLC	)
in the presence of:	)

Witness’ signature:	)
Witness’ name:	)
Witness’ address:	)

SIGNED by:	)
)
duly authorised	)
for and on behalf of	)
KILLARY SHIPCO LLC	)
in the presence of:	)

Witness’ signature:	)
Witness’ name:	)
Witness’ address:	)

SIGNED by:	)
)
duly authorised	)
for and on behalf of	)
BALLYCOTTON SHIPCO LLC	)
in the presence of:	)

Witness’ signature:	)
Witness’ name:	)
Witness’ address:	)

ORIGINAL LENDERS

SIGNED by:	)
)
duly authorised attorney-in-fact	)
for and on behalf of	)
NORDEA BANK ABP, FILIAL I NORGE	)
in the presence of:	)

Witness’ signature:	)
Witness’ name:	)
Witness’ address:	)

SIGNED by:	)
)
duly authorised attorney-in-fact	)
for and on behalf of	)
SKANDINAVISKA ENSKILDA	)
BANKEN AB (PUBL))
in the presence of:	)

Witness’ signature:	)
Witness’ name:	)
Witness’ address:	)

ORIGINAL HEDGE COUNTERPARTIES

SIGNED by:	)
)
duly authorised attorney-in-fact	)
for and on behalf of	)
NORDEA BANK ABP	)
in the presence of:	)

Witness’ signature:	)
Witness’ name:	)
Witness’ address:	)

SIGNED by:	)
)
duly authorised attorney-in-fact	)
for and on behalf of	)
SKANDINAVISKA ENSKILDA	)
BANKEN AB (PUBL))
in the presence of:	)

Witness’ signature:	)
Witness’ name:	)
Witness’ address:	)

MANDATED LEAD ARRANGERS

SIGNED by:	)
)
duly authorised attorney-in-fact	)
for and on behalf of	)
NORDEA BANK ABP, FILIAL I NORGE	)
in the presence of:	)

Witness’ signature:	)
Witness’ name:	)
Witness’ address:	)

SIGNED by:	)
)
duly authorised attorney-in-fact	)
for and on behalf of	)
SKANDINAVISKA ENSKILDA	)
BANKEN AB (PUBL))
in the presence of:	)

Witness’ signature:	)
Witness’ name:	)
Witness’ address:	)

BOOKRUNNERS

SIGNED by:	)
)
duly authorised attorney-in-fact	)
for and on behalf of	)
NORDEA BANK ABP, FILIAL I NORGE	)
in the presence of:	)

Witness’ signature:	)
Witness’ name:	)
Witness’ address:	)

SIGNED by:	)
)
duly authorised attorney-in-fact	)
for and on behalf of	)
SKANDINAVISKA ENSKILDA	)
BANKEN AB (PUBL))
in the presence of:	)

Witness’ signature:	)
Witness’ name:	)
Witness’ address:	)

DOCUMENTATION AGENT

SIGNED by:	)
)
duly authorised attorney-in-fact	)
for and on behalf of	)
SKANDINAVISKA ENSKILDA	)
BANKEN AB (PUBL))
in the presence of:	)

Witness’ signature:	)
Witness’ name:	)
Witness’ address:	)

SUSTAINABILITY COORDINATOR

SIGNED by:	)
)
duly authorised attorney-in-fact	)
for and on behalf of	)
SKANDINAVISKA ENSKILDA	)
BANKEN AB (PUBL))
in the presence of:	)

Witness’ signature:	)
Witness’ name:	)
Witness’ address:	)

FACILITY AGENT

SIGNED by:	)
)
duly authorised attorney-in-fact	)
for and on behalf of	)
NORDEA BANK ABP, FILIAL I NORGE	)
in the presence of:	)

Witness’ signature:	)
Witness’ name:	)
Witness’ address:	)

SECURITY AGENT

SIGNED by:	)
)
duly authorised attorney-in-fact	)
for and on behalf of	)
NORDEA BANK ABP, FILIAL I NORGE	)
in the presence of:	)

Witness’ signature:	)
Witness’ name:	)
Witness’ address:	)

Summary Report
Title	pdfDocs compareDocs Comparison Results
Date & Time	28/07/2022 16:35:23
Comparison Time	8.23 seconds
compareDocs version	v5.1.200.4

Source
Original Document	[#71148966] [v5] Nordea - SEB - Ardmore - $245m Accordion and Revolving Facilities.docx
Modified Document	[#71304032] [v5] Amended and Restated - Nordea - SEB - Ardmore - $245m Accordion and Revolving Facilities.docx

Comparison Statistics		Word Rendering Set Markup Options
Insertions	187	Name	Standard
Deletions	39	Insertions
Changes	69	~~Dcictiona~~
Moves	0	Moves / ~~Moves~~
Font Changes	0	Font Changes
Paragraph Style Changes	0	Paragraph Style Changes
Character Style Changes	0	Character Style Changes
TOTAL CHANGES	295	Inserted cells
		Deleted cells
		Merged cells
		Changed lines	Mark left border.

compareDocs Settings Used	Category	Option Selected
Open Comparison Report after saving	General	Always
Report Type	Word	Redline
Character Level	Word	False
Include Comments	Word	False
Include Field Codes	Word	True
Flatten Field Codes	Word	False
Include Footnotes / End notes	Word	True
Include Headers / Footers	Word	True
Image compare mode	Word	Insert/Delete
Include List Numbers	Word	True
Include Quotation Marks	Word	False
Show Moves	Word	True
Include Tables	Word	True
Include Text Boxes	Word	True
Show Reviewing Pane	Word	True
Summary Report	Word	End
Detail Report	Word	End
Document View	Word	Print